[GRAPHIC]

Mercantile Mutual Funds


Annual Report
November 30, 1999

Money Market Portfolios
  Treasury Money Market Portfolio
  Money Market Portfolio
  Tax-Exempt Money Market Portfolio

Taxable Bond Portfolios
  U.S. Government Securities Portfolio
  Intermediate Corporate Bond Portfolio
  Bond Index Portfolio
  Government & Corporate Bond Portfolio

Tax-Exempt Bond Portfolios
  Short-Intermediate Municipal Portfolio
  Missouri Tax-Exempt Bond Portfolio
  National Municipal Bond Portfolio

Stock Portfolios
  Balanced Portfolio
  Equity Income Portfolio
  Equity Index Portfolio
  Growth & Income Equity Portfolio
  Growth Equity Portfolio
  Small Cap Equity Portfolio
  Small Cap Equity Index Portfolio
  International Equity Portfolio


MERCANTILE

Contents
--------------------------------------------------------------------------------
Mercantile Mutual Funds, Inc.                                  November 30, 1999

Message From Your Chairman..................................................   2
Message From Your Investment Advisor........................................   3
Money Market Portfolios
  Treasury Money Market Portfolio...........................................   4
  Money Market Portfolio....................................................  10
  Tax-Exempt Money Market Portfolio.........................................  18
Taxable Bond Portfolios
  U.S. Government Securities Portfolio......................................  26
  Intermediate Corporate Bond Portfolio.....................................  34
  Bond Index Portfolio......................................................  42
  Government & Corporate Bond Portfolio.....................................  52
Tax-Exempt Bond Portfolios
  Short-Intermediate Municipal Portfolio....................................  62
  Missouri Tax-Exempt Bond Portfolio........................................  70
  National Municipal Bond Portfolio.........................................  80
Stock Portfolios
  Balanced Portfolio........................................................  90
  Equity Income Portfolio................................................... 100
  Equity Index Portfolio.................................................... 108
  Growth & Income Equity Portfolio.......................................... 122
  Growth Equity Portfolio................................................... 130
  Small Cap Equity Portfolio................................................ 138
  Small Cap Equity Index Portfolio.......................................... 146
  International Equity Portfolio............................................ 160
Notes to Financial Statements............................................... 169
Independent Auditor's Report................................................ 188

MERCANTILE MUTUAL FUNDS, INC.

                           Message From Your Chairman

Dear Shareholders,

  We are pleased to present the Annual Report for the Mercantile Mutual Funds, Inc. for the 12 months ended November 30, 1999. During the period, the net assets in the Mercantile Family of Mutual Funds increased to nearly $4.5 billion.

  The financial markets delivered mixed results during the period. Stock market averages such as the Dow Jones Industrial Average and the Standard & Poor's 500 Index/1/ continued their strong performance, driven by big run-ups in a small number of stocks. The majority of stocks did not fare as well as the market averages, however. The bond markets fared poorly during the period, as investors worried about interest rate hikes by the Federal Reserve Board (the
Fed) and the potential for inflation.

  The markets were very volatile during the period. Such fluctuations can be unsettling and can tempt investors to alter their long-term strategies in pursuit of short-term results. We believe, however, that investors are best served by a disciplined, long-term approach. Such an approach typically should incorporate a mix of investments that can help you meet your long-term goals without exposing you to undue risk.

  The following pages contain discussions about the Mercantile Mutual Fund's Portfolios. These discussions should help you to better understand your investments, including the Portfolios' recent performance and their managers' outlooks for the coming period. If you would like additional information about any of the Portfolios, please call your Investment Representative or the Mercantile Mutual Funds Shareholder Servicing Center at 1-800-452-2724.
-----
/1/The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks. The Standard & Poor's 500 Index (the S&P 500) is an unmanaged index generally representative of the U.S. stock market as a whole. Investors are unable to invest directly in the DJIA or the S&P 500.

 Mercantile Mutual Funds, Inc. are NOT INSURED BY THE FDIC or any other governmental agency, are not deposits or obligations of, or endorsed or guaranteed by, any bank, the distributor or any of their affiliates, and involves investment risks, including the possible loss of the principal amount invested.

                      Message From Your Investment Advisor
                        Mississippi Valley Advisors Inc.

  The U.S. economy continued its solid growth during the 12-month period ended November 30, 1999. That growth led to inflationary pressure on the economy and, in response, the Fed raised interest rates three times during the period, in each instance by one quarter of a percentage point. The uncertainty surrounding conflicting inflation-related data and speculation about Fed action caused considerable volatility in the markets.

  Stocks of small companies as well as cyclicals and other value-oriented stocks performed well early on, reversing the trend of dominance by large growth stocks. During the latter half of the period, however, investors went back to buying shares of the largest companies in technology and other growth-oriented sectors.

  Markets in Asia performed very well during the period. Signs of a continued turnaround in Far Eastern economies heartened investors. Markets in countries such as Japan and Korea especially benefited from improving investor sentiment. Northern European markets posted strong returns as well, but Southern European markets generally declined.

  Bond prices fell sharply during the period. Investors who foresaw that the Fed would raise interest rates to slow the economy sold bonds, which pushed prices down and yields up. Municipal issues outperformed Treasuries in that environment.

Our Outlook

  We believe that the economy will grow at approximately 3.2% next year, compared to recent annualized growth of approximately 4.0%. Our estimate is in line with the Fed's economic growth estimate, and it is based on higher bond yields and the Fed's interest rate hikes.

  We are optimistic about the outlook for the U.S. economy over the long term. We believe the unprecedented economic performance of the past 17 years has stemmed mainly from productivity increases by American companies and we expect those increases to continue. Such productivity improvements could support solid economic growth without dangerous levels of inflation, providing a good environment for the financial markets.

  As always, the best way to achieve your long-term financial goals is to maintain a well-diversified portfolio that provides exposure to many sectors of the financial markets. That approach could help protect you when particular sectors of the market stumble, and may leave you in a position to reap the benefits of long-term growth in the global economy and markets.

                  Mercantile Treasury Money Market Portfolio+


  Q. What is the objective of this Portfolio?

  A. The Mercantile Treasury Money Market Portfolio seeks a high level of current income exempt from state income tax, consistent with liquidity and security of principal. The net assets of the Portfolio as of November 30, 1999, were approximately $301 million.

  Q. What were the conditions in the money markets during the 12 months ended November 30, 1999?

  A. Interest rates generally rose during the recent 12-month period. Investors speculated that the Fed would raise short-term rates to stave off inflation amid signs of strong economic growth. The Fed did raise rates three times, in June, August and November.

  Q. How did you position the Portfolio to address those conditions?

  A. The Portfolio maintained an average maturity in the mid-40-to mid-50-day range during most of the period. We reduced that average maturity to as low as 40 days in March, due to the relatively unattractive yields on longer-term issues. We extended the Portfolio's average maturity as interest rates rose during the rest of the period. The Portfolio's average maturity at the end of the period stood at 59 days in order to capture additional yield.

  Q. How did you allocate the Portfolio's assets among various types of Treasury securities?

  A. We maintained a heavy weighting in Treasury bills (83.5% of the Portfolio as of November 30, 1999), and laddered those securities to provide adequate levels of liquidity for shareholders. Treasury notes comprised the remaining 16.6% of the Portfolio.*

  Q. How will you manage the Portfolio during the coming months?

  A. We will focus on maintaining the Portfolio's liquidity, especially during year end. After that, we will watch carefully for signs of continued strong economic growth and the possibility of another interest rate increase by the Fed. Such developments might lead us to shorten the Portfolio's average maturity.
-----
+ An investment in the Mercantile Treasury Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
* Portfolio composition is subject to change.

MERCANTILE MUTUAL FUNDS, INC.
Treasury Money Market Portfolio

 U.S. Treasury Bills (83.5%):
                       Security                         Principal   Amortized
                      Description                        Amount        Cost
                      -----------                      ----------- ------------
 12/2/99.............................................. $ 9,303,000 $  9,301,843
 12/9/99..............................................  23,229,000   23,204,274
 12/16/99.............................................   3,330,000    3,323,732
 12/23/99.............................................   7,974,000    7,951,877
 12/30/99.............................................  15,206,000   15,149,422
 1/13/00..............................................  35,000,000   34,779,058
 1/20/00..............................................   6,230,000    6,185,234
 1/27/00..............................................  57,857,000   57,407,082
 2/3/00...............................................  20,510,000   20,334,315
 2/10/00..............................................  19,050,000   18,867,748
 3/2/00...............................................  30,000,000   29,605,167
 3/23/00..............................................   7,930,000    7,802,085
 3/30/00..............................................  17,822,000   17,516,056
                                                                   ------------
 TOTAL U.S. TREASURY BILLS                                          251,427,893
                                                                   ------------
 U.S. Treasury Notes (16.6%):
 5.63%, 12/31/99......................................  29,855,000   29,860,643
 5.50%, 3/31/00.......................................  20,000,000   20,013,845
                                                                   ------------
 TOTAL U.S. TREASURY NOTES                                           49,874,488
                                                                   ------------
 TOTAL INVESTMENTS
  (Amortized Cost $301,302,381) (a)--100.1%.......................  301,302,381
 Liabilities in excess of other assets--(0.1)%....................     (278,455)
                                                                   ------------
 TOTAL NET ASSETS--100.0%......................................... $301,023,926
                                                                   ============

-----
(a) Cost for federal income tax and financial reporting purposes are the same.

Schedule of Portfolio Investments
                November 30, 1999

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Treasury Money Market Portfolio

Statement of Assets and Liabilities
                                                              November 30, 1999
Assets:
Investments, at value (cost $301,302,381)..............            $301,302,381
Cash...................................................                     712
Interest and dividends receivable......................                 889,108
Prepaid expenses and other assets......................                  10,626
                                                                   ------------
 Total Assets..........................................             302,202,827
Liabilities:
Dividends payable...................................... $1,015,429
Accrued expenses and other liabilities:
 Investment advisory fees..............................     85,940
 Administration fees...................................      7,829
 Distribution and administrative services fees.........     43,868
 Custodian fees........................................      5,677
 Other liabilities.....................................     20,158
                                                        ----------
 Total Liabilities.....................................               1,178,901
                                                                   ------------
Net Assets:
Capital................................................             301,003,480
Undistributed net investment income....................                  20,446
                                                                   ------------
Net Assets.............................................            $301,023,926
                                                                   ============
Investor A Shares
 Net Assets............................................            $ 20,469,990
 Shares................................................              20,469,911
 Offering and redemption price per share...............                   $1.00
                                                                          =====
Trust Shares
 Net Assets............................................            $197,435,041
 Shares................................................             197,415,697
 Offering and redemption price per share...............                   $1.00
                                                                          =====
Institutional Shares
 Net Assets............................................            $     61,977
 Shares................................................                  61,979
 Offering and redemption price per share...............                   $1.00
                                                                          =====
Trust II Shares
 Net Assets............................................            $ 83,056,918
 Shares................................................              83,058,316
 Offering and redemption price per share...............                   $1.00
                                                                          =====

Statement of Operations
                                           For the year ended November 30, 1999
Investment Income:
Interest income........................................            $14,716,276
                                                                   -----------
 Total Investment Income...............................             14,716,276
Expenses:
Investment advisory fees............................... $1,278,456
Administration fees....................................    639,234
Distribution and services fees, Investor A Shares......     56,520
Administrative services fees, Trust Shares.............    503,360
Administrative services fees, Institutional Shares.....        390
Accounting fees........................................        891
Custodian fees.........................................     62,090
Transfer agent fees....................................    105,051
Other..................................................    155,662
                                                        ----------
Total expenses before voluntary fee reductions.........              2,801,654
Expenses voluntarily reduced...........................               (448,492)
                                                                   -----------
Net Expenses...........................................              2,353,162
                                                                   -----------
Net Investment Income..................................             12,363,114
                                                                   -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions........                 14,292
                                                                   -----------
Change in net assets resulting from operations.........            $12,377,406
                                                                   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Treasury Money Market Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 12,363,114  $ 12,465,170
 Net realized gains from investment transactions...       14,292         8,302
                                                    ------------  ------------
Change in net assets resulting from operations.....   12,377,406    12,473,472
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (859,310)     (647,741)
 From net realized gains from investment
  transactions.....................................         (637)         (432)
Distributions to Trust Shareholders:
 From net investment income........................   (7,646,066)  (11,660,049)
 From net realized gains from investment
  transactions.....................................       (5,803)      (13,834)
Distributions to Institutional Shareholders:
 From net investment income........................       (5,854)      (10,082)
 From net realized gains from investment
  transactions.....................................           (6)          (12)
Distributions to Trust II Shareholders:
 From net investment income........................   (3,851,884)     (147,298)
 From net realized gains from investment
  transactions.....................................       (1,890)           --
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (12,371,450)  (12,479,448)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (47,836,358)   56,565,560
                                                    ------------  ------------
Change in net assets...............................  (47,830,402)   56,559,584
Net Assets:
 Beginning of period...............................  348,854,328   292,294,744
                                                    ------------  ------------
 End of period..................................... $301,023,926  $348,854,328
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Treasury Money Market Portfolio

 Financial Highlights, Investor A Shares

                                For the years ended November 30,
                          ---------------------------------------------------
                            1999         1998      1997      1996      1995
                          --------     --------  --------  --------  --------
Net Asset Value,
 Beginning of Period..... $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                          --------     --------  --------  --------  --------
Investment Activities:
 Net investment income...    0.038        0.043     0.044     0.044     0.048
 Net realized gains from
  investments............       -- (a)       --        --        --        --
                          --------     --------  --------  --------  --------
 Total from Investment
  Activities.............    0.038        0.043     0.044     0.044     0.048
                          --------     --------  --------  --------  --------
Distributions:
 Net investment income...   (0.038)      (0.043)   (0.044)   (0.044)   (0.048)
 Net realized gains......       -- (a)       --        --        --        --
                          --------     --------  --------  --------  --------
 Total Distributions.....   (0.038)      (0.043)   (0.044)   (0.044)   (0.048)
                          --------     --------  --------  --------  --------
Net Asset Value, End of
 Period.................. $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                          ========     ========  ========  ========  ========
Total Return.............     3.87%        4.40%     4.53%     4.46%     4.93%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............ $ 20,470     $ 25,665  $  8,409  $  7,667  $  2,776
Ratio of expenses to
 average net assets......     0.81%        0.81%     0.77%     0.81%     0.78%
Ratio of net investment
 income to average net
 assets..................     3.80%        4.22%     4.43%     4.35%     4.84%
Ratio of expenses to
 average net assets*.....     0.95%        0.96%     0.92%     0.96%     0.93%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net realized gain and distribution from net realized gain was less than
$0.005.

 Financial Highlights, Trust Shares
                                For the years ended November 30,
                          ---------------------------------------------------
                            1999         1998      1997      1996      1995
                          --------     --------  --------  --------  --------
Net Asset Value,
 Beginning of Period..... $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                          --------     --------  --------  --------  --------
Investment Activities:
 Net investment income...    0.038        0.045     0.046     0.045     0.050
 Net realized gains from
  investments............       -- (a)       --        --        --        --
                          --------     --------  --------  --------  --------
 Total from Investment
  Activities.............    0.038        0.045     0.046     0.045     0.050
                          --------     --------  --------  --------  --------
Distributions:
 Net investment income...   (0.038)      (0.045)   (0.046)   (0.045)   (0.050)
 Net realized gains......       -- (a)       --        --        --        --
                          --------     --------  --------  --------  --------
 Total Distributions.....   (0.038)      (0.045)   (0.046)   (0.045)   (0.050)
                          --------     --------  --------  --------  --------
Net Asset Value, End of
 Period.................. $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                          ========     ========  ========  ========  ========
Total Return.............     3.87%        4.56%     4.70%     4.64%     5.12%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............ $197,435     $245,959  $283,653  $131,322  $252,780
Ratio of expenses to
 average net assets......     0.81%        0.65%     0.61%     0.61%     0.60%
Ratio of net investment
 income to average net
 assets..................     3.80%        4.45%     4.60%     4.55%     5.01%
Ratio of expenses to
 average net assets*.....     0.95%        0.96%     0.92%     0.76%     0.75%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net realized gain and distribution from net realized gain was less than $0.005.

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Treasury Money Market Portfolio

 Financial Highlights, Institutional Shares

                          For the years ended November          January 26, 1995
                                       30,                             to
                         -------------------------------------    November 30,
                          1999        1998     1997     1996        1995 (a)
                         -------     -------  -------  -------  ----------------
Net Asset Value,
 Beginning of Period.... $  1.00     $  1.00  $  1.00  $  1.00      $  1.00
                         -------     -------  -------  -------      -------
Investment Activities:
 Net investment income..   0.038       0.043    0.044    0.044        0.042
 Net realized gains from
  investments...........      -- (d)      --       --       --           --
                         -------     -------  -------  -------      -------
 Total from Investment
  Activities............   0.038       0.043    0.044    0.044        0.042
                         -------     -------  -------  -------      -------
Distributions:
 Net investment income..  (0.038)     (0.043)  (0.044)  (0.044)      (0.042)
 Net realized gains.....      -- (d)      --       --       --           --
                         -------     -------  -------  -------      -------
 Total Distributions....  (0.038)     (0.043)  (0.044)  (0.044)      (0.042)
                         -------     -------  -------  -------      -------
Net Asset Value, End of
 Period................. $  1.00     $  1.00  $  1.00  $  1.00      $  1.00
                         =======     =======  =======  =======      =======
Total Return............    3.87%       4.40%    4.53%    4.46%        4.94%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $    62     $   236  $   233  $   299      $    28
Ratio of expenses to
 average net assets.....    0.81%       0.81%    0.77%    0.79%        0.92%(c)
Ratio of net investment
 income to average net
 assets.................    3.76%       4.30%    4.44%    4.39%        5.76%(c)
Ratio of expenses to
 average net assets*....    0.95%       0.96%    0.92%    0.94%        1.07%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to January 25, 1995 plus the total return for the Institutional Shares from January 26, 1995 to November 30, 1995. (c) Annualized. (d) Net realized gain and distribution from net realized gain was less than $0.005.

 Financial Highlights, Trust II Shares

                                                 For the      November 13, 1998
                                                year ended           to
                                               November 30,     November 30,
                                                   1999           1998 (a)
                                               ------------   -----------------
Net Asset Value, Beginning of Period.........    $  1.00           $  1.00
                                                 -------           -------
Investment Activities:
Net investment income........................      0.040             0.002
 Net realized gains from investments.........         -- (d)            --
                                                 -------           -------
 Total from Investment Activities............      0.040             0.002
                                                 -------           -------
Distributions:
 Net investment income.......................     (0.040)           (0.002)
 Net realized gains..........................         -- (d)            --
                                                 -------           -------
 Total Distributions.........................     (0.040)           (0.002)
                                                 -------           -------
Net Asset Value, End of Period...............    $  1.00           $  1.00
                                                 =======           =======
Total Return.................................       4.12%             0.20%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)............    $83,057           $76,995
Ratio of expenses to average net assets......       0.57%             0.55%(c)
Ratio of net investment income to average net
 assets......................................       4.03%             4.09%(c)
Ratio of expenses to average net assets*.....       0.71%             0.70%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
(d) Net realized gain and distribution from net realized gain was less than $0.005.

                      See notes to financial statements.

                       Mercantile Money Market Portfolio+


  Q. What is the objective of the Portfolio?

  A. The Mercantile Money Market Portfolio seeks current income with liquidity and stability of principal. The Portfolio's net assets were approximately $1.6 billion on November 30, 1999.

  Q. What were conditions like in the money markets during the 12 months ended November 30, 1999?

  A. During much of the period, investors worried that strong economic growth would spur inflation and cause the Fed to raise short-term interest rates. Eventually, the Fed did raise rates three times, in June, August and November. At the end of November the federal funds rate stood at 5.5%.

  Q. How did you position the Portfolio in that environment?

  A. We reduced the Portfolio's average maturity from 53 days at the start of the period to around 30 days in January and February as the yields on longer-term issues became less attractive. We then increased the average maturity of the Portfolio in late March as the yield curve steepened, enabling us to capture attractive yields on longer-term securities. The Portfolio maintained an average maturity in the mid-40-to mid-50-day range until November. At that point, we reduced the Portfolio's average maturity to boost liquidity as the year 2000 approached. The Portfolio's average maturity stood at 40 days on November 30, 1999.

  Q. What types of securities constituted the largest holdings of the Portfolio during the period?

  A. Commercial paper made up the bulk of the Portfolio (73.5% as of November 30, 1999). We also held bank certificates of deposit, U.S. government agency issues and floating-rate notes.*

  Q. How will you position the Portfolio in the months ahead?

  A. We will be sensitive to investor reaction to Y2K, making liquidity a major concern through early 2000. After that issue is resolved, we may see yet another rate increase by the Fed if economic growth remains strong. We will therefore maintain a relatively short average maturity in the mid-40-day range while continuing to seek out attractive yields for shareholders.
-----
+ An investment in the Mercantile Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
* Portfolio composition is subject to change.

MERCANTILE MUTUAL FUNDS, INC.
Money Market Portfolio

Certificates of Deposit (14.8%):
                      Security                        Principal    Amortized
                    Description                        Amount         Cost
                    -----------                      ----------- --------------

ABN AMRO, 5.40%*, 12/15/99.......................... $50,000,000 $   50,000,000
RABOBANK, 5.11%*, 12/3/99...........................  38,000,000     38,000,020
Societe Generale, 5.32%, 12/27/99...................  40,000,000     39,846,311
Union Bank of Switzerland, 5.08%*, 1/13/00..........  25,000,000     24,999,858
Union Bank of Switzerland, 5.51%*, 6/5/00...........  30,000,000     29,997,787
Westdeutsche Landesbank, 5.41%*, 12/10/99...........  50,000,000     50,000,001
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT                                       232,843,977
                                                                 --------------
Commercial Paper (73.5%):
Automotive Parts (2.8%):
Cooper Industries, 5.72%*, 12/1/99..................  44,000,000     44,000,000
                                                                 --------------
Banking (5.9%):
RABOBANK, 5.26%*, 12/15/99..........................  30,000,000     29,939,917
Wells Fargo & Co., 5.99%*, 2/29/00..................  35,000,000     34,483,750
Wells Fargo & Co., 5.90%*, 3/8/00...................  29,000,000     28,546,859
                                                                 --------------
                                                                     92,970,526
                                                                 --------------
Beverages (3.0%):
Coca-Cola Co., 5.34%*, 12/8/99......................  48,000,000     47,950,720
                                                                 --------------
Building Products (2.1%):
Fortune Brands, 5.70%*, 12/1/99.....................  33,000,000     33,000,000
                                                                 --------------
Chemicals (2.1%):
E.I. duPont de Nemours & Co., 4.97%*, 12/7/99.......  33,250,000     33,223,400
                                                                 --------------
Consumer Goods & Services (5.5%):
Archer-Daniels-Midland, 5.39%*, 12/7/99.............  24,000,000     23,978,720
General Electric Co., 5.40%*, 12/22/99..............  25,000,000     24,922,271
Illinois Tool Works, 6.02%*, 1/21/00................  39,000,000     38,672,367
                                                                 --------------
                                                                     87,573,358
                                                                 --------------
Financial Services (21.3%):
Associates First Capital Corp., 5.38%*, 12/13/99....  43,000,000     42,923,890
Block Financial Corp., 6.28%*, 1/27/00..............  27,000,000     26,735,805
General Electric Capital Corp., 5.87%*, 3/8/00......  35,000,000     34,457,869
Merrill Lynch & Co., 5.95%*, 3/31/00................  35,000,000     34,314,165
Morgan Stanley Dean Witter, 6.12%*, 1/12/00.........  40,000,000     39,718,600
New Center Asset Trust, 5.40%*, 12/17/99............  30,500,000     30,427,749
New Center Asset Trust, 5.91%*, 2/7/00..............  25,000,000     24,725,167
Salomon Smith Barney, 5.90%*, 2/14/00...............  25,000,000     24,701,563
Textron, Inc., 5.60%*, 12/7/99......................  77,755,000     77,682,688
                                                                 --------------
                                                                    335,687,496
                                                                 --------------

                                           Schedule of Portfolio Investments
                                                           November 30, 1999

Commercial Paper, continued

                      Security                        Principal    Amortized
                    Description                        Amount         Cost
                    -----------                      ----------- --------------

Food Products & Services (5.1%):
H.J. Heinz, 5.34%*, 12/20/99........................ $30,000,000 $   29,916,083
H.J. Heinz, 5.46%*, 12/28/99........................  50,000,000     49,796,375
                                                                 --------------
                                                                     79,712,458
                                                                 --------------
Industrial\Commercial Products (1.1%):
W.W. Grainger, 5.52%*, 12/28/99.....................  17,000,000     16,927,462
                                                                 --------------
Insurance (2.8%):
Aon Corp., 5.36%*, 12/6/99..........................  45,000,000     44,966,625
                                                                 --------------
Metals & Mining (1.4%):

Alcoa, Inc., 5.50%*, 12/20/99..................... 22,500,000     22,435,044
                                                              --------------
Telecommunications--Services and Equipment (2.5%):
Motorola, Inc., 5.34%*, 12/23/99.................. 40,000,000     39,870,444
                                                              --------------
Toys, Games, Children's Vehicles (1.3%):
Hasbro, Inc., 5.52%*, 12/28/99.................... 21,050,000     20,963,169
                                                              --------------
Utilities--Gas & Electric (11.8%):
Consolidated Natural Gas, 5.52%*, 12/17/99........ 50,000,000     49,877,778
Gateway Fuel, 5.93%*, 1/31/00..................... 32,491,000     32,168,933
National Rural Utilities, 5.33%*, 12/2/99......... 35,000,000     34,994,847
Virginia Electric & Power, 5.96%*, 2/25/00........ 70,000,000     69,020,078
                                                              --------------
                                                                 186,061,636
                                                              --------------
Utilities--Telephone (4.8%):
Bell Atlantic Corp., 5.32%*, 12/14/99............. 30,500,000     30,441,737
Bell Atlantic Corp., 6.00%*, 1/24/00.............. 45,000,000     44,598,375
                                                              --------------
                                                                  75,040,112
                                                              --------------
TOTAL COMMERCIAL PAPER                                         1,160,382,450
                                                              --------------
Corporate Bonds (1.9%):
Financial Services (1.9%):
Bear Stearns Co., Inc., 5.46%**, 12/2/99, MTN..... 30,000,000     30,000,000
                                                              --------------
TOTAL CORPORATE BONDS                                             30,000,000
                                                              --------------
U.S. Government Agencies (7.9%):
Federal Farm Credit Bank (3.2%):
5.22%, 12/1/99.................................... 25,000,000     24,999,999
5.25%, 1/18/00.................................... 25,000,000     25,000,000
                                                              --------------
                                                                  49,999,999
                                                              --------------
Federal Home Loan Bank (1.5%):
4.95%, 2/17/00.................................... 24,000,000     23,997,529
                                                              --------------
Federal Home Loan Mortgage Corp. (3.2%):
5.33%*, 12/15/99.................................. 50,000,000     49,901,417
                                                              --------------
TOTAL U.S. GOVERNMENT AGENCIES                                   123,898,945
                                                              --------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.
Money Market Portfolio

Investment Companies (2.0%):
                      Security                                     Amortized
                    Description                        Shares         Cost
                    -----------                      ----------- --------------

Financial Square Prime Obligation Fund..............  31,956,304 $   31,956,304
                                                                 --------------
TOTAL INVESTMENT COMPANIES                                           31,956,304
                                                                 --------------
TOTAL INVESTMENTS
 (Amortized Cost $1,579,081,676)(a)--100.1%                       1,579,081,676
Liabilities in excess of other assets--(0.1)%                        (1,037,014)
                                                                 --------------
TOTAL NET ASSETS--100.0%                                         $1,578,044,662
                                                                 ==============

-----
  * Effective yield at date of purchase.

 ** Variable rate investment. The rate presented on the Schedule of Portfolio
    Investments is the rate in effect at November 30, 1999. The date presented reflects the next rate change date.

(a) Cost for federal income tax and financial reporting purposes are the same.

MTN Medium Term Note

Schedule of Portfolio Investments
                November 30, 1999


                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Money Market Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1999
Assets:
Investments, at value (cost $1,579,081,676)........            $1,579,081,676
Cash...............................................                       343
Receivable for capital shares sold.................                   195,772
Interest and dividends receivable..................                 6,227,824
Prepaid expenses and other assets..................                    35,926
                                                               --------------
 Total Assets......................................             1,585,541,541
Liabilities:
Dividends payable.................................. $6,279,967
Payable for capital shares redeemed................    192,880
Accrued expenses and other liabilities:
 Investment advisory fees..........................    464,800
 Administration fees...............................     43,975
 Distribution and administrative services fees.....    216,124
 Custodian fees....................................     31,068
 Other liabilities.................................    268,065
                                                    ----------
 Total Liabilities.................................                 7,496,879
                                                               --------------
Net Assets:
Capital............................................             1,578,042,303
Undistributed net investment income................                     7,235
Accumulated net realized losses from investment
 transactions......................................                    (4,876)
                                                               --------------
Net Assets.........................................            $1,578,044,662
                                                               ==============
Investor A Shares
 Net Assets........................................            $  255,403,587
 Shares............................................               255,403,396
 Offering and redemption price per share...........                     $1.00
                                                                        =====
Investor B Shares
 Net Assets........................................            $      173,306
 Shares............................................                   173,308
 Offering price per share*.........................                     $1.00
                                                                        =====
Trust Shares
 Net Assets........................................            $  734,262,021
 Shares............................................               734,259,917
 Offering and redemption price per share...........                     $1.00
                                                                        =====
Institutional Shares
 Net Assets........................................            $   36,087,580
 Shares............................................                36,087,650
 Offering and redemption price per share...........                     $1.00
                                                                        =====
Trust II Shares
 Net Assets........................................            $  552,118,168
 Shares............................................               552,118,168
 Offering and redemption price per share...........                     $1.00
                                                                        =====

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations
                                            For the year ended November 30, 1999
Investment Income:
Interest income........................................            $81,242,500
Dividend income........................................              1,524,863
                                                                   -----------
 Total Investment Income...............................             82,767,363
Expenses:
Investment advisory fees............................... $6,396,885
Administration fees....................................  3,219,726
Distribution and services fees, Investor A Shares......    619,648
Distribution and services fees, Investor B Shares......        768
Administrative services fees, Trust Shares.............  1,788,406
Administrative services fees, Institutional Shares.....     96,113
Accounting fees........................................      1,837
Custodian fees.........................................    321,049
Transfer agent fees....................................    561,153
Other..................................................    682,176
                                                        ----------
Total expenses before voluntary fee reductions.........             13,687,761
Expenses voluntarily reduced...........................             (2,215,106)
                                                                   -----------
Net Expenses...........................................             11,472,655
                                                                   -----------
Net Investment Income..................................             71,294,708
                                                                   -----------
Change in net assets resulting from operations.........            $71,294,708
                                                                   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Money Market Portfolio

 Statements of Changes in Net Assets

                                                  For the         For the
                                                 year ended      year ended
                                                November 30,    November 30,
                                                    1999            1998
                                               --------------  --------------
From Investment Activities:
Operations:
 Net investment income........................ $   71,294,708  $   68,317,384
 Net realized gains from investment
  transactions................................             --              31
                                               --------------  --------------
Change in net assets resulting from
 operations...................................     71,294,708      68,317,415
                                               --------------  --------------
Distributions to Investor A Shareholders:
 From net investment income...................    (10,753,522)     (8,260,115)
Distributions to Investor B Shareholders:
 From net investment income...................         (2,773)         (2,995)
Distributions to Trust Shareholders:
 From net investment income...................    (31,077,088)    (57,503,882)
Distributions to Institutional Shareholders:
 From net investment income...................     (1,666,075)     (1,329,331)
Distributions to Trust II Shareholders:
 From net investment income...................    (27,795,250)     (1,221,277)
                                               --------------  --------------
Change in net assets from shareholder
 distributions................................    (71,294,708)    (68,317,600)
                                               --------------  --------------
Change in net assets from capital
 transactions.................................     34,899,243     314,122,425
                                               --------------  --------------
Change in net assets..........................     34,899,243     314,122,240
Net Assets:
 Beginning of period..........................  1,543,145,419   1,229,023,179
                                               --------------  --------------
 End of period................................ $1,578,044,662  $1,543,145,419
                                               ==============  ==============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Money Market Portfolio

 Financial Highlights, Investor A Shares

                                  For the years ended November 30,
                             -------------------------------------------------
                               1999      1998         1997     1996     1995
                             --------  --------     --------  -------  -------
Net Asset Value, Beginning
 of Period.................  $   1.00  $   1.00     $   1.00  $  1.00  $  1.00
                             --------  --------     --------  -------  -------
Investment Activities:
 Net investment income.....     0.043     0.048        0.048    0.047    0.052
 Net realized gains from
  investments..............        --        -- (a)       --       --       --
                             --------  --------     --------  -------  -------
 Total from Investment
  Activities...............     0.043     0.048        0.048    0.047    0.052
                             --------  --------     --------  -------  -------
Distributions:
 Net investment income.....    (0.043)   (0.048)      (0.048)  (0.047)  (0.052)
                             --------  --------     --------  -------  -------
 Total Distributions.......    (0.043)   (0.048)      (0.048)  (0.047)  (0.052)
                             --------  --------     --------  -------  -------
Net Asset Value, End of
 Period....................  $   1.00  $   1.00     $   1.00  $  1.00  $  1.00
                             ========  ========     ========  =======  =======
Total Return...............      4.43%     4.95%        4.93%    4.81%    5.33%
Ratios/Supplementary Data:
Net Assets at end of period
 (000).....................  $255,404  $203,583     $164,777  $91,166  $64,865
Ratio of expenses to
 average net assets........      0.80%     0.78%        0.77%    0.78%    0.77%
Ratio of net investment
 income to average net
 assets....................      4.34%     4.83%        4.84%    4.70%    5.20%
Ratio of expenses to
 average net assets*.......      0.94%     0.93%        0.92%    0.93%    0.92%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net realized gains per share were less than $0.005.

 Financial Highlights, Investor B Shares

                                   For the years ended        January 26, 1996
                                       November 30,                  to
                                   -------------------------    November 30,
                                    1999    1998       1997       1996 (a)
                                   ------  ------     ------  ----------------
Net Asset Value, Beginning of
 Period........................... $ 1.00  $ 1.00     $ 1.00       $ 1.00
                                   ------  ------     ------       ------
Investment Activities:
 Net investment income............  0.036   0.041      0.041        0.033
 Net realized gains from
  investments.....................     --      -- (d)     --           --
                                   ------  ------     ------       ------
 Total from Investment
  Activities......................  0.036   0.041      0.041        0.033
Distributions:
                                   ------  ------     ------       ------
 Net investment income............ (0.036) (0.041)    (0.041)      (0.033)
                                   ------  ------     ------       ------
 Total Distributions.............. (0.036) (0.041)    (0.041)      (0.033)
                                   ------  ------     ------       ------
Net Asset Value, End of Period.... $ 1.00  $ 1.00     $ 1.00       $ 1.00
                                   ======  ======     ======       ======
Total Return (excludes redemption
 charge)..........................   3.65%   4.17%      4.15%        3.35%(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)............................ $  173  $   84     $   73       $   41
Ratio of expenses to average net
 assets...........................   1.55%   1.53%      1.52%        1.47%(c)
Ratio of net investment income to
 average net assets...............   3.61%   4.09%      4.10%        3.73%(c)
Ratio of expenses to average net
 assets*..........................   1.67%   1.68%      1.67%        1.68%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations. (b ) Not annualized. (c ) Annualized. (d) Net realized gains per share were less than $0.005.

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Money Market Portfolio

 Financial Highlights, Trust Shares

                                For the years ended November 30,
                         -----------------------------------------------------
                           1999      1998          1997       1996      1995
                         --------  --------     ----------  --------  --------
Net Asset Value,
 Beginning of Period.... $   1.00  $   1.00     $     1.00  $   1.00  $   1.00
                         --------  --------     ----------  --------  --------
Investment Activities:
 Net investment income..    0.043     0.050          0.050     0.049     0.054
 Net realized gains from
  investments...........       --        -- (a)         --        --        --
                         --------  --------     ----------  --------  --------
 Total from Investment
  Activities............    0.043     0.050          0.050     0.049     0.054
                         --------  --------     ----------  --------  --------
Distributions:
 Net investment income..   (0.043)   (0.050)        (0.050)   (0.049)   (0.054)
                         --------  --------     ----------  --------  --------
 Total Distributions....   (0.043)   (0.050)        (0.050)   (0.049)   (0.054)
                         --------  --------     ----------  --------  --------
Net Asset Value, End of
 Period................. $   1.00  $   1.00     $     1.00  $   1.00  $   1.00
                         ========  ========     ==========  ========  ========
Total Return............     4.43%     5.08%          5.06%     4.99%     5.52%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $734,262  $820,923     $1,042,151  $717,265  $698,131
Ratio of expenses to
 average net assets.....     0.80%     0.66%          0.64%     0.61%     0.59%
Ratio of net investment
 income to average net
 assets.................     4.34%     4.97%          4.96%     4.88%     5.38%
Ratio of expenses to
 average net assets*....     0.94%     0.93%          0.92%     0.76%     0.74%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net realized gains per share were less than $0.005.

 Financial Highlights, Institutional Shares
                                For the years ended November 30,
                         -----------------------------------------------------
                           1999      1998          1997       1996      1995
                         --------  --------     ----------  --------  --------
Net Asset Value,
 Beginning of Period.... $   1.00  $   1.00     $     1.00  $   1.00  $   1.00
                         --------  --------     ----------  --------  --------
Investment Activities:
 Net investment income..    0.043     0.048          0.048     0.047     0.052
 Net realized gains from
  investments...........       --        -- (a)         --        --        --
                         --------  --------     ----------  --------  --------
 Total from Investment
  Activities............    0.043     0.048          0.048     0.047     0.052
                         --------  --------     ----------  --------  --------
Distributions:
 Net investment income..   (0.043)   (0.048)        (0.048)   (0.047)   (0.052)
                         --------  --------     ----------  --------  --------
 Total Distributions....   (0.043)   (0.048)        (0.048)   (0.047)   (0.052)
                         --------  --------     ----------  --------  --------
Net Asset Value, End of
 Period................. $   1.00  $   1.00     $     1.00  $   1.00  $   1.00
                         ========  ========     ==========  ========  ========
Total Return............     4.43%     4.95%          4.93%     4.81%     5.33%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $ 36,088  $ 28,536     $   22,022  $ 15,921  $ 13,340
Ratio of expenses to
 average net assets.....     0.80%     0.78%          0.77%     0.78%     0.77%
Ratio of net investment
 income to average net
 assets.................     4.33%     4.84%          4.83%     4.70%     5.20%
Ratio of expenses to
 average net assets*....     0.94%     0.93%          0.92%     0.93%     0.92%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Net realized gains per share were less than $0.005.

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Money Market Portfolio

 Financial Highlights, Trust II Shares

                                                  For the    November 10, 1998
                                                 year ended         to
                                                November 30,   November 30,
                                                    1999         1998 (a)
                                                ------------ -----------------
Net Asset Value, Beginning of Period...........   $   1.00       $   1.00
                                                  --------       --------
Investment Activities:
 Net investment income.........................      0.046          0.003
                                                  --------       --------
 Total from Investment Activities..............      0.046          0.003
                                                  --------       --------
Distributions:
 Net investment income.........................     (0.046)        (0.003)
                                                  --------       --------
 Total Distributions...........................     (0.046)        (0.003)
                                                  --------       --------
Net Asset Value, End of Period.................   $   1.00       $   1.00
                                                  ========       ========
Total Return...................................       4.68%          0.27%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..............   $552,118       $490,020
Ratio of expenses to average net assets........       0.56%          0.56%(c)
Ratio of net investment income to average net
 assets........................................       4.57%          4.76%(c)
Ratio of expenses to average net assets*.......       0.70%          0.71%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations. (b) Not annualized. (c)
Annualized.



                       See notes to financial statements

                Mercantile Tax-Exempt Money Market Portfolio+,++

  Q. What were conditions like in the tax-exempt money markets during the 12 months ended November 30, 1999?

  A. Taxable money market securities continued to offer more attractive yields than tax-exempt money market issues during the period. That condition has persisted for several years now.

  Q. How did you manage the Portfolio during the period?

  A. The Portfolio seeks a high level of current interest income exempt from federal income tax, while protecting shareholders' liquidity and stability of principal. In order to pursue those goals, the Portfolio observes strict credit quality standards and maintains a relatively short average maturity. We extended the average maturity of the Portfolio during the period, raising it from around 20 days to 25 days to around 30 days in order to capture higher yield for shareholders. We implemented that strategy by purchasing select pre-refunded issues and longer-term notes. Overall, we favored daily and weekly securities.*

  Q. How will you manage the Portfolio going forward?

  A. We believe the economy should continue to grow at a moderate pace and inflation probably will remain low. That said, we will look for signs of a potential rate hike by the Fed, which could happen if the economy grows too rapidly. If the Fed does seem likely to increase rates, we will consider slightly reducing the average maturity of the Portfolio. Meanwhile, we will continue to look for ways to capture additional yield for shareholders by taking advantage of seasonal factors and other opportunities.
-----
+ An investment in the Mercantile Tax-Exempt Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
++ The Portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
* Portfolio composition is subject to change.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Tax-Exempt Money Market Portfolio                              November 30, 1999

Commercial Paper (8.0%):

                       Security                          Principal   Amortized
                      Description                          Amount       Cost
                      -----------                        ---------- ------------

Georgia (2.9%):
Putnam County, 3.65%, 1/13/00..........................  $5,000,000 $  5,000,000
                                                                    ------------
Texas (2.3%):
Houston, 3.70%, 2/16/00................................   4,000,000    4,000,000
                                                                    ------------
Washington (2.8%):
King County, 3.70%, 4/12/00............................   5,000,000    5,000,000
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                14,000,000
                                                                    ------------

Municipal Bonds (89.6%):

Alaska (0.8%):
Anchorage, School Improvements, G.O., 4.00%, 12/1/99
 (FGIC Insured)........................................   1,410,000    1,410,000
                                                                    ------------
Arizona (2.2%):
Chandler Industrial Development Authority, Multifamily
 Housing Revenue, Southpark Apartments Project, 3.85%*,
 12/1/99
 (LOC-CitiBank N.A.)...................................   2,375,000    2,375,000
Maricopa County, Pollution Control Revenue, Arizona
 Public Service Co., Series C, 3.75%*, 12/1/99
 (LOC-Toronto Dominion Bank)...........................   1,400,000    1,400,000
                                                                    ------------
                                                                       3,775,000
                                                                    ------------
Delaware (4.9%):
Delaware State Economic Development Authority, Solid
 Waste Disposal & Sewage Facilities, Series A, Ciba
 Specialty Chemicals, 3.90%*, 12/1/99, AMT.............   8,500,000    8,500,000
                                                                    ------------
Idaho (2.9%):
Idaho State, Tax Anticipation Notes, G.O., 4.25%,
 6/30/00...............................................   5,000,000    5,023,785
                                                                    ------------
Illinois (8.3%):
Chicago, O'Hare International Airport Revenue, American
 Airlines, Inc., 3.80%*, 12/1/99 (LOC-Royal Bank of
 Canada)...............................................   8,000,000    8,000,000
Chicago, O'Hare International Airport Revenue, American
 Airlines, Inc., 3.80%*, 12/01/99 (LOC-Credit Suisse)..   6,500,000    6,500,000
                                                                    ------------
                                                                      14,500,000
                                                                    ------------
Iowa (5.6%):
Iowa Finance Authority, Solid Waste Disposal Revenue,
 Cedar River Paper Co., 3.95%*, 12/1/99, AMT (LOC-Union
 Bank of Switzerland)..................................     500,000      500,000
Iowa Finance Authority, Solid Waste Disposal Revenue,
 Cedar River Paper Co., Series A, 3.95%*, 12/1/99, AMT
 (LOC-Union Bank of Switzerland).......................   4,300,000    4,300,000
Iowa Finance Authority, Solid Waste Disposal Revenue,
 Cedar River Paper Co., Series A, 3.95%*, 12/1/99, AMT
 (LOC-Union Bank of Switzerland).......................   3,000,000    3,000,000
Iowa State, School Cash Anticipation Program, Series A,
 4.00%, 6/23/00 (FSA Insured)..........................   2,000,000    2,008,368
                                                                    ------------
                                                                       9,808,368
                                                                    ------------

Municipal Bonds, continued

                       Security                          Principal   Amortized
                      Description                          Amount       Cost
                      -----------                        ---------- ------------

Kentucky (4.0%):
Lexington-Fayette Urban County Airport Revenue, Series
 A, 3.85%*, 12/1/99, AMT (MBIA Insured, SPA-Credit
 Local De France)                                        $6,900,000 $  6,900,000
                                                                    ------------
Louisiana (6.4%):
East Baton Rouge Parish, Pollution Control Revenue,
 Exxon Project, 3.75%*, 12/1/99........................   4,200,000    4,200,000
St. Charles Parish Pollution Control Revenue, Shell Oil
 Co. Project, 3.80%*, 12/1/99..........................   7,000,000    7,000,000
                                                                    ------------
                                                                      11,200,000
                                                                    ------------
Massachusetts (2.4%):
Massachusetts State Water Authority, Series A, 7.00%,
 4/1/18, Callable on 4/1/00 @102.......................   4,000,000    4,130,539
                                                                    ------------
Minnesota (5.1%):
Becker, Pollution Control Revenue, Northern States
 Power Co., Series A, 3.30%, 4/11/00**.................   4,000,000    4,000,000
Minneapolis Community Development Agency, Pollution
 Control Revenue, Northern States Power Co. Project,
 3.95%*, 12/1/99.......................................   4,850,000    4,850,000
                                                                    ------------
                                                                       8,850,000
                                                                    ------------
Missouri (10.1%):
Missouri State Environmental Improvement and Energy
 Resource Authority, Pollution Control Revenue,
 Monsanto Co. Project, 3.95%*, 12/1/99.................   1,000,000    1,000,000
Missouri State Health & Educational Facilities
 Authority, Educational Facilities Revenue, St. Louis
 University, 3.85%*, 12/1/99 (FGIC Insured, SPA-Morgan
 Guaranty Trust).......................................   1,000,000    1,000,000
Missouri State Health & Educational Facilities
 Authority, Educational Facilities Revenue, Washington
 University Project, Series A, 3.90%*, 12/1/99 (SPA-
 Morgan Guaranty Trust)................................   4,600,000    4,600,000
Missouri State Health & Educational Facilities
 Authority, Educational Facilities Revenue, Washington
 University Project, Series B, 3.90%*, 12/1/99 (SPA-
 Morgan Guaranty Trust)................................   1,000,000    1,000,000
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Barnes Hospital
 Project, 3.90%*, 12/1/99 (LOC-Morgan Guaranty Trust)..   7,000,000    7,000,000
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, St. Anthony
 Medical Center, Series B, 3.90%*, 12/1/99 (SPA-ABN
 AMRO Bank N.V. and RABOBANK Nederland N.V.)...........   3,000,000    3,000,000
                                                                    ------------
                                                                      17,600,000
                                                                    ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.
Tax-Exempt Money Market Portfolio

Municipal Bonds, continued

         Security           Principal   Amortized
       Description            Amount       Cost
       -----------          ---------- ------------

New Mexico (1.7%):
Albequerque, Public
 Improvements, G.O.,
 4.50%, 7/1/00............  $3,000,000 $  3,015,271
                                       ------------
Oklahoma (2.9%):
Tulsa Industrial Authority
 Revenue, University of
 Tulsa, Series B, 3.85%*,
 12/1/99 (MBIA Insured,
 SPA-Credit Local De
 France)..................   5,000,000    5,000,000
                                       ------------
Oregon (2.6%):
Oregon State, Series 73 G,
 G.O., 3.90%*, 12/1/99
 (SPA-Morgan Guaranty
 Trust)...................   4,500,000    4,500,000
                                       ------------
Pennsylvania (5.2%):
Bethel Park School
 District, School
 Improvements, G.O.,
 6.90%, 2/1/05, Callable
 on 2/1/00 @ 100
 (AMBAC Insured).............1,000,000    1,006,086
Elizabeth Forward School
 District, G.O., 7.25%,
 1/15/10 (AMBAC Insured)..   2,000,000    2,010,216
Pennsylvania State Higher
 Education Facilities
 Authority, College &
 University Revenue,
 Carnegie Mellon
 University, Series C,
 3.70%*, 12/1/99 (SPA-
 Union Bank of Switzerland
 and Morgan Guaranty
 Trust)...................   6,000,000    6,000,000
                                       ------------
                                          9,016,302
                                       ------------
Tennessee (2.9%):
Memphis, Series A, G.O.,
 3.95%*, 12/1/99 (SPA-
 Westdeutshe Landesbank).....5,000,000    5,000,000
                                       ------------
Texas (16.9%):
Brazos River Authority,
 Texas Pollution Control
 Revenue, 3.90%*, 12/1/99
 (MBIA Insured, SPA-Bank
 of New York).............   5,150,000    5,150,000
Harris County, Health
 Facilities Development
 Corp., Health, Hospital &
 Nursing Home Revenue,
 Methodist Hospital,
 3.80%*, 12/1/99 (SPA-
 Morgan Guaranty Trust)...   8,200,000    8,200,001
Harris County, Industrial
 Development Corp.,
 Pollution Control
 Revenue, Exxon
 Corporation, 3.75%*,
 12/1/99..................   3,200,000    3,200,000
North Central Texas Health
 Facilities Development
 Corp., Health, Hospital &
 Nursing Home Revenue,
 Methodist Hospitals of
 Dallas, Series B, 3.75%*,
 12/1/99 (MBIA Insured,
 SPA-RABOBANK Nederland
 N.V.)....................   3,700,000    3,700,000

                                             Schedule of Portfolio Investments
                                                             November 30, 1999

Municipal Bonds, continued

                                                           Shares
                                                             or
                       Security                          Principal   Amortized
                      Description                          Amount       Cost
                      -----------                        ---------- ------------

Texas, continued
Port Corpus Christi, Port, Airport & Marina Revenue,
 Reynolds Metals Co., 3.90%*, 12/1/99 (LOC-Westdeutsche
 Landesbank)...........................................  $2,200,000 $  2,200,000
Texas State, Multi-Modal-Water Development Board,
 Series A, 3.80%*, 12/1/99 (SPA-State Street B&T Co.)..   7,000,000    7,000,000
                                                                    ------------
                                                                      29,450,001
                                                                    ------------
Utah (4.7%):
Salt Lake County, Pollution Control Revenue, SVC
 Station Holdings Project, British Petroleum Co.,
 Series B, 3.80%*, 12/1/99.............................   8,200,000 $  8,200,000
                                                                    ------------
TOTAL MUNICIPAL BONDS                                                155,879,266
                                                                    ------------
Investment Companies (2.2%):
Federated Tax-Free Fund................................   3,860,000    3,860,000
Nuveen Tax Exempt Fund.................................       1,000        1,000
                                                                    ------------
TOTAL INVESTMENT COMPANIES                                             3,861,000
                                                                    ------------
TOTAL INVESTMENTS (Amortized Cost $173,740,266) (a) - 99.8%          173,740,266
Other assets in excess of liabilities - 0.2%                             279,966
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $174,020,232
                                                                    ============

-----
* Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at November 30, 1999. The date presented reflects the next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the investment within variable time periods ranging from daily, weekly, monthly or semi-annually. Maturity date reflects the next put date.

(a) Cost for federal income tax and financial reporting purposes are the same. AMBAC AMBAC Indemnity Corp.
AMT  Alternative Minimum Tax
FGIC Financial Guaranty Insurance Corp.
FSA  Financial Securities Assurance, Inc.
G.O. General Obligation
LOC  Letter of Credit
MBIA Municipal Bond Insurance Association
SPA  Standby Purchase Agreement
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Tax-Exempt Money Market Portfolio

Statement of Assets and Liabilities
                                                              November 30, 1999
Assets:
Investments, at value (cost $173,740,266)................          $173,740,266
Cash.....................................................                   321
Receivable for capital shares purchased..................                 5,438
Interest and dividends receivable........................               788,637
Prepaid expenses and other assets........................                 7,034
                                                                   ------------
 Total Assets............................................           174,541,696
Liabilities:
Dividends payable........................................ $423,013
Accrued expenses and other liabilities:
 Investment advisory fees................................   50,716
 Administration fees.....................................    4,320
 Distribution and administrative services fees...........    9,761
 Custodian fees..........................................    3,241
 Other liabilities.......................................   30,413
                                                          --------
 Total Liabilities.......................................               521,464
                                                                   ------------
Net Assets:
Capital..................................................           174,008,072
Undistributed net investment income......................                12,160
                                                                   ------------
Net Assets...............................................          $174,020,232
                                                                   ============
Investor A Shares
 Net Assets..............................................          $ 11,306,239
 Shares..................................................            11,306,200
 Offering and redemption price per share.................                 $1.00

                                                                          =====
Trust Shares
 Net Assets..............................................          $ 38,415,190
 Shares..................................................            38,415,156
 Offering and redemption price per share.................                 $1.00

                                                                          =====
Trust II Shares
 Net Assets..............................................          $124,298,803
 Shares..................................................           124,298,803
 Offering and redemption price per share.................                 $1.00

                                                                          =====


Statement of Operations
                                           For the year ended November 30, 1999
Investment Income:
Interest income............................................          $4,716,685
Dividend income............................................             989,943
                                                                     ----------
 Total Investment Income...................................           5,706,628
Expenses:
Investment advisory fees................................... $714,571
Administration fees........................................  178,643
Distribution and services fees, Investor A Shares..........   31,544
Administrative services fees, Trust Shares.................   81,775
Accounting fees............................................    1,839
Custodian fees.............................................   35,003
Transfer agent fees........................................   68,003
Other......................................................   76,394
                                                            --------
 Total expenses before voluntary fee reductions............           1,187,772
 Expenses voluntarily reduced..............................             (89,324)
                                                                     ----------
 Net Expenses..............................................           1,098,448
                                                                     ----------
Net Investment Income......................................           4,608,180
                                                                     ----------
Change in net assets resulting from operations.............          $4,608,180
                                                                     ==========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Tax-Exempt Money Market Portfolio

Statements of Changes in Net Assets
                                                     For the       For the
                                                    year ended    year ended
                                                   November 30,  November 30,
                                                       1999          1998
                                                   ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................ $  4,608,180  $  4,858,270
                                                   ------------  ------------
Change in net assets resulting from operations....    4,608,180     4,858,270
                                                   ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income.......................     (303,265)     (365,876)
Distributions to Trust Shareholders:
 From net investment income.......................     (791,156)   (4,357,878)
Distributions to Trust II Shareholders:
 From net investment income.......................   (3,513,759)     (134,516)
                                                   ------------  ------------
Change in net assets from shareholder
 distributions....................................   (4,608,180)   (4,858,270)
                                                   ------------  ------------
Change in net assets from capital transactions....      388,594    14,325,565
                                                   ------------  ------------
Change in net assets..............................      388,594    14,325,565
Net Assets:
 Beginning of period..............................  173,631,638   159,306,073
                                                   ------------  ------------
 End of period.................................... $174,020,232  $173,631,638
                                                   ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Tax-Exempt Money Market Portfolio

Financial Highlights, Investor A Shares
                                                                For the
                                                               six months     For the
                         For the years ended November 30,        ended       year ended
                         -----------------------------------  November 30,    May 31,
                          1999     1998      1997     1996      1995 (d)      1995 (a)
                         -------  -------  --------  -------  ------------   ----------
Net Asset Value,
 Beginning of Period.... $  1.00  $  1.00  $   1.00  $  1.00    $  1.00       $  1.00
                         -------  -------  --------  -------    -------       -------
Investment Activities:
 Net investment income..   0.024    0.027     0.028    0.028      0.014         0.027
                         -------  -------  --------  -------    -------       -------
 Total from Investment
  Activities............   0.024    0.027     0.028    0.028      0.014         0.027
                         -------  -------  --------  -------    -------       -------
Distributions:
 Net investment income..  (0.024)  (0.027)   (0.028)  (0.028)    (0.014)       (0.027)
                         -------  -------  --------  -------    -------       -------
 Total Distributions....  (0.024)  (0.027)   (0.028)  (0.028)    (0.014)       (0.027)
                         -------  -------  --------  -------    -------       -------
Net Asset Value, End of
 Period................. $  1.00  $  1.00  $   1.00  $  1.00    $  1.00       $  1.00
                         =======  =======  ========  =======    =======       =======
Total Return............    2.44%    2.72%     2.88%    2.83%      1.45%(b)      2.70%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $11,306  $13,980  $ 15,789  $17,984    $ 5,403       $ 5,138
Ratio of expenses to
 average net assets.....    0.79%    0.79%     0.77%    0.75%      0.94%(c)      0.84%
Ratio of net investment
 income to average net
 assets.................    2.40%    2.68%     2.82%    2.78%      2.87%(c)      2.63%
Ratio of expenses to
 average net assets*....    0.84%    0.84%     0.82%    0.80%      0.99%(c)      0.93%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as
"Investor A" Shares. (b) Not annualized. (c) Annualized. (d) Upon reorganizing as a portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.

Financial Highlights, Trust
 Shares
                                                                For the
                                                               six months     For the
                         For the years ended November 30,        ended       year ended
                         -----------------------------------  November 30,    May 31,
                          1999     1998      1997     1996      1995 (c)        1995
                         -------  -------  --------  -------  ------------   ----------
Net Asset Value,
 Beginning of Period.... $  1.00  $  1.00  $   1.00  $  1.00    $  1.00       $  1.00
                         -------  -------  --------  -------    -------       -------
Investment Activities:
 Net investment income..   0.024    0.029     0.030    0.030      0.016         0.029
                         -------  -------  --------  -------    -------       -------
 Total from Investment
  Activities............   0.024    0.029     0.030    0.030      0.016         0.029
                         -------  -------  --------  -------    -------       -------
Distributions:
 Net investment income..  (0.024)  (0.029)   (0.030)  (0.030)    (0.016)       (0.029)
                         -------  -------  --------  -------    -------       -------
 Total Distributions....  (0.024)  (0.029)   (0.030)  (0.030)    (0.016)       (0.029)
                         -------  -------  --------  -------    -------       -------
Net Asset Value, End of
 Period................. $  1.00  $  1.00  $   1.00  $  1.00    $  1.00       $  1.00
                         =======  =======  ========  =======    =======       =======
Total Return............    2.44%    2.92%     3.08%    3.06%      1.57%(a)      2.93%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $38,415  $37,541  $143,517  $95,726    $78,031       $85,324
Ratio of expenses to
 average net assets.....    0.79%    0.59%     0.58%    0.53%      0.70%(b)      0.61%
Ratio of net investment
 income to average net
 assets.................    2.42%    2.88%     3.04%    3.01%      3.10%(b)      2.87%
Ratio of expenses to
 average net assets*....    0.84%    0.84%     0.83%    0.58%      0.75%(b)      0.70%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized. (b) Annualized. (c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Tax-Exempt Money Market Portfolio

Financial Highlights, Trust II Shares
                                                  For the    November 16, 1998
                                                 year ended         to
                                                November 30,   November 30,
                                                    1999         1998 (a)
                                                ------------ -----------------
Net Asset Value, Beginning of Period...........   $   1.00       $   1.00
                                                  --------       --------
Investment Activities:
 Net investment income.........................      0.026          0.001
                                                  --------       --------
 Total from Investment Activities..............      0.026          0.001
                                                  --------       --------
Distributions:
 Net investment income.........................     (0.026)        (0.001)
                                                  --------       --------
 Total Distributions...........................     (0.026)        (0.001)
                                                  --------       --------
Net Asset Value, End of Period.................   $   1.00       $   1.00
                                                  ========       ========
Total Return...................................       2.68%          0.11%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..............   $124,299       $122,110
Ratio of expenses to average net assets........       0.55%          0.57%(c)
Ratio of net investment income to average net
 assets........................................       2.64%          2.69%(c)
Ratio of expenses to average net assets*.......       0.60%          0.62%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations. (b) Not annualized. (c)
Annualized.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Mercantile U.S. Government Securities Portfolio


  Q. What were the conditions in the Treasury market during the 12-month period ended November 30, 1999?

  A. The year was marked by considerable volatility. Inflationary pressures caused the Fed to raise interest rates three times, each time by one quarter of a percentage point. Investors sold bonds in anticipation of those rate hikes, pushing yields higher and bond prices lower throughout the period. The yield on the 30-year Treasury bond rose from 5.07% at the beginning of the period to 6.29% on November 30, 1999. Intermediate-term bonds fared especially poorly, with the yield on five-year Treasury notes rising from 4.48% on December 1, 1998 to 6.11% at the end of the period.

  Q. How did you manage the Portfolio in that environment?

  A. We increased the Portfolio's exposure to mortgage-backed pass-through securities from 69.8% at the beginning of the period to 86.8% on November 30, 1999. That move benefited the Portfolio, as mortgage-backed securities significantly outperformed the rest of the bond market. Higher yields on mortgage securities also allowed us to lock in greater income for shareholders.*

  We reduced the Portfolio's stake in Treasury securities from 13.7% at the beginning of the period to 3.2% at the end of the period, and cut exposure to government agency issues from 14.5% to 5.5%. Those sectors were less attractive than mortgage-backed securities.*

  Q. How did you manage the Portfolio's average maturity and duration during the period?

  A. We slightly extended the Portfolio's average maturity from 4.1 years as of December 1, 1998 to 4.5 years on November 30, 1999. The average duration of the securities in the Portfolio increased from 2.9 years to 3.2 years.*

  We previously had kept the Portfolio's maturity and duration shorter than those of its benchmark index, the Lehman Brothers Intermediate Government Bond Index, due to uncertainty in the bond market. As somewhat longer-term issues fell in price, we moved the Portfolio's maturity and duration close to that of the benchmark. As of November 30, 1999, the Lehman Brothers Intermediate Government Bond Index had an average maturity of 3.9 years and a duration of
3.3 years.

  Q. What is your outlook for the Treasury market?

  A. The economy remains strong, with very low unemployment and high money supply levels. If these conditions persist, we anticipate that the Fed will raise rates at least once more to head off inflation. Those conditions should continue to bolster the performance of mortgage-backed securities, which are trading at attractive levels compared to their historical valuations. We will continue to hold a large percentage of the Portfolio's assets in mortgage-backed pass-throughs to lock in relatively high yields for shareholders, with the potential for greater total returns than are available in Treasury and agency securities.
-----
*Portfolio composition is subject to change.

                Mercantile U.S. Government Securities Portfolio

                                    [CHART]
Value of a $10,000 Investment

                                                              Lehman Brothers
                   Investor A    Investor A   Investor B        Intermediate
                   (No Load)     (Load)*      (No CDSC)    Government Bond Index
1         11/89       10,000         9,750       10,000            10,000
2         11/90    10,964.18      10,686.5       10,964            10,838
3         11/91    12,316.51     12,005.33       12,317            12,241
4         11/92    13,200.42     12,856.32       13,200            13,234
5         11/93    14,522.76     14,155.16       14,523            14,443
6         11/94    14,066.69     13,710.55       14,067            14,203
7         11/95    16,124.74     15,716.59       15,872            16,143
8         11/96    16,859.56     16,432.9        16,480            17,057
9         11/97    17,736.41     17,286.83       17,218            18,127
10        11/98    18,918.49     18,438.94       18,254            19,749
11        11/99    19,176.96     18,691.23       18,410            19,985
-------------------------------------------------------------------------------
-
                         Average Annual Total Returns
                                as of 11/30/99
-------------------------------------------------------------------------------
-
                                1 Year            5 Years           10 Years
-------------------------------------------------------------------------------
-
Investor A (No Load)            1.37%              6.39%              6.73%
-------------------------------------------------------------------------------
-
Investor A*                    -1.21%              5.85%              6.46%
-------------------------------------------------------------------------------
-
Investor B (No CDSC)            0.86%              5.53%              6.29%
-------------------------------------------------------------------------------
-
Investor B (CDSC)**            -3.97%              5.37%              6.29%
-------------------------------------------------------------------------------
-
*  Reflects 2.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

                                    [CHART]
Value of a $10,000 Investment

                                                      Lehman Brothers
                   Investor A       Investor A         Intermediate
                   (No Load)        (Load)*         Government Bond Index

1      11/30/89       10,000           10,000            10,000
2      11/30/90       10,964           10,964            10,838
3      11/30/91       12,345           12,317            12,241
4      11/30/92       13,270           13,200            13,234
5      11/30/93       14,642           14,523            14,443
6      11/30/94       14,224           14,021            14,203
7      11/30/95       16,353           16,075            16,143
8      11/30/96       17,150           16,805            17,057
9      11/30/97       18,096           17,662            18,127
10     11/30/98       19,360           18,841            19,749
11     11/30/99       19,683           19,113            19,985

-------------------------------------------------------------------------------
-
                         Average Annual Total Returns
                                as of 11/30/99
-------------------------------------------------------------------------------
-
                                1 Year            5 Years           10 Years
-------------------------------------------------------------------------------
-
Trust                            1.67%            6.71%              7.01%
-------------------------------------------------------------------------------
-
Institutional                    1.45%            6.39%              6.69%
-------------------------------------------------------------------------------
-

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile U.S. Government Securities Portfolio is measured against the unmanaged Lehman Brothers Intermediate Government Bond Index, which is generally representative of the total return of intermediate-term U.S. government securities. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A Shares.

  Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B Shares who redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Investor B Shares (CDSC) are not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply. After six years, the performance for the Investor B Shares (CDSC) mirrors the Investor B Shares (No CDSC) performance.

  Institutional Shares were initially offered on June 7, 1994. The performance figures for Institutional Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
U.S. Government Securities Portfolio                           November 30, 1999

U.S. Government Agencies (92.3%):


                        Security                         Principal    Market
                      Description                          Amount      Value
                      -----------                        ---------- -----------
Federal Home Loan Bank (5.5%):
5.13%, 9/15/03.......................................... $5,000,000 $ 4,763,800
                                                                    -----------
Federal Home Loan Mortgage Corp. (38.9%):
5.00%, 2/15/01..........................................  3,000,000   2,960,189
9.50%, 9/1/04, Pool #380053.............................      6,900       7,252
8.50%, 3/1/06, Gold Pool #E00022........................    121,309     125,593
7.50%, 4/1/08, Gold Pool #E45929........................    158,431     160,312
6.00%, 2/1/11, Gold Pool #E62600........................    315,186     302,084
6.50%, 2/1/11, Gold Pool #E00419........................    507,448     496,345
7.00%, 7/1/11, Gold Pool #E20252........................    464,249     462,796
7.00%, 11/1/11, Gold Pool #E65619.......................    300,794     299,853
6.50%, 1/1/12, Gold Pool #E00465........................    658,913     644,496
6.00%, 2/1/12, Gold Pool #E66284........................  1,020,489     978,067
6.50%, 2/1/12, Gold Pool #E66172........................    404,099     395,257
6.50%, 2/1/12, Gold Pool #E66272........................    636,976     623,039
6.00%, 3/1/12, Gold Pool #E66474........................    824,615     790,336
7.50%, 9/1/12, Gold Pool #G10735........................  2,350,998   2,378,904
5.50%, 12/1/12, Gold Pool #E68353.......................  6,296,028   5,902,525
6.00%, 3/1/13, Gold Pool #E69338........................    861,929     826,099
6.00%, 4/1/13, Gold Pool #E70028........................    816,677     782,728
6.00%, 4/1/13, Pool #E00543.............................  1,706,339   1,635,407
5.50%, 5/1/13, Gold Pool #G10814........................  1,755,091   1,645,398
6.00%, 5/1/13, Gold Pool #E00549........................  4,362,260   4,180,920
6.50%, 10/1/13, Gold Pool #E00574.......................    869,786     850,755
5.50%, 3/1/14, Gold Pool #E00633........................  1,432,395   1,342,870
6.50%, 7/1/14, Gold Pool #E77812........................    984,222     962,687
7.00%, 9/1/14, Gold Pool #E00746........................  2,964,901   2,955,621
6.00%, 3/1/28, Gold Pool #D87129........................    927,753     861,651
6.00%, 1/1/29, Gold Pool #C00702........................    963,719     895,054
                                                                    -----------
                                                                     33,466,238
                                                                    -----------
Federal National Mortgage Assoc. (39.1%):
6.11%, 9/20/00..........................................  4,000,000   3,998,600
6.00%, 11/1/00, Pool #190070............................    267,658     259,042
5.36%, 2/16/01..........................................  5,000,000   4,953,200
6.00%, 3/1/11, Pool #340503.............................    708,457     678,347
6.50%, 5/1/11, Pool #335713.............................    710,522     695,196
6.50%, 5/1/11, Pool #346276.............................    460,014     450,091
6.50%, 7/1/11, Pool #351761.............................    516,449     505,309
6.50%, 7/1/11, Pool #250613.............................  1,232,812   1,206,220
7.00%, 11/1/11, Pool #250738............................    206,640     205,735
7.00%, 11/1/11, Pool #351122............................    156,360     155,675
7.00%, 11/1/11, Pool #349630............................    223,910     222,929
6.50%, 12/1/11, Pool #368127............................    793,200     776,091
6.50%, 12/1/11, Pool #250781............................  1,260,281   1,233,097
6.50%, 12/1/11, Pool #367868............................    646,976     633,021
5.50%, 3/1/13, Pool #420158.............................  1,582,886   1,481,977
6.00%, 4/1/13, Pool #251656.............................    839,455     803,778
6.00%, 4/1/13, Pool #425550.............................  2,724,931   2,609,122
6.50%, 8/1/13, Pool #251901.............................  2,142,322   2,096,112
6.00%, 11/1/13, Pool #323379............................    886,225     848,560
5.50%, 1/1/14, Pool #482515.............................    937,059     877,322
6.50%, 4/1/14, Pool #492264.............................    975,880     954,830
7.00%, 7/1/14, Pool #252637.............................  2,882,871   2,870,244
7.00%, 10/1/14, Pool #252799............................  1,978,216   1,969,552
8.00%, 7/1/24, Pool #190264.............................    582,341     590,890
6.50%, 10/1/27, Pool #400141............................  2,600,660   2,481,186
                                                                    -----------
                                                                     33,556,126
                                                                    -----------

U.S. Government Agencies, continued
                                                         Shares
                                                           or
                       Security                        Principal    Market
                     Description                         Amount      Value
                     -----------                       ---------- -----------
Government National Mortgage Assoc. (8.8%):
8.00%, 1/15/07, Pool #315126.......................... $   65,058 $    66,745
6.50%, 5/15/08, Pool #340791..........................     38,037      37,182
9.00%, 7/15/09, Pool #390782..........................    139,790     146,168
9.00%, 11/15/09, Pool #359559.........................    181,703     189,993
8.00%, 10/15/10, Pool #414750.........................    260,658     267,417
6.50%, 11/15/10, Pool #414786.........................     78,264      76,503
6.50%, 2/15/11, Pool #373569..........................    238,686     233,316
6.50%, 3/15/11, Pool #416179..........................     36,208      35,394
6.50%, 3/15/11, Pool #406466..........................    261,475     255,592
6.50%, 3/15/11, Pool #410935..........................    449,540     439,426
6.50%, 3/15/11, Pool #344973..........................    226,060     220,973
6.50%, 3/15/11, Pool #408253..........................    255,797     250,041
6.50%, 4/15/11, Pool #416060..........................    483,998     473,109
6.50%, 4/15/11, Pool #422652..........................    310,418     303,434
6.50%, 5/15/11, Pool #433036..........................    106,141     103,753
6.50%, 5/15/11, Pool #408304..........................    265,084     259,119
6.50%, 5/15/11, Pool #422814..........................     45,572      44,547
6.50%, 6/15/11, Pool #421731..........................    179,584     175,543
6.50%, 6/15/11, Pool #432993..........................     90,340      88,307
6.50%, 7/15/11, Pool #424521..........................    225,052     219,988
6.50%, 7/15/11, Pool #433088..........................    584,165     571,021
8.50%, 5/15/17, Pool #219152..........................     77,063      79,712
8.50%, 6/15/21, Pool #307921..........................    106,983     110,660
7.50%, 12/15/22, Pool #347332.........................    901,437     900,589
8.00%, 5/15/23, Pool #352469..........................    243,376     247,862
9.50%, 1/15/25, Pool #384421..........................     34,225      36,535
9.50%, 2/15/25, Pool #401796..........................     67,095      71,623
9.50%, 2/15/25, Pool #392967..........................      2,247       2,398
9.50%, 2/15/25, Pool #365292..........................    316,772     338,154
9.50%, 3/15/25, Pool #407257..........................     82,519      88,089
9.50%, 4/15/25, Pool #386741..........................     77,647      82,888
7.00%, 9/15/27, Pool #455304..........................    262,205     256,387
7.00%, 8/15/28, Pool #482697..........................    910,710     890,500
                                                                  -----------
                                                                    7,562,968
                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCIES                                     79,349,132
                                                                  -----------

U.S. Treasury Notes (3.2%):

6.13%, 7/31/00........................................    275,000     275,726
5.63%, 2/28/01........................................  2,500,000   2,492,175
                                                                  -----------
TOTAL U.S. TREASURY NOTES                                           2,767,901
                                                                  -----------
Investment Companies (4.3%):
Federated Trust for U.S. Treasury Obligations.........  3,681,300   3,681,300
                                                                  -----------
TOTAL INVESTMENT COMPANIES                                          3,681,300
                                                                  -----------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
U.S. Government Securities Portfolio                           November 30, 1999

Short-Term Securities Held as Collateral* (2.4%):
                       Security                          Principal    Market
                      Description                          Amount      Value
                      -----------                        ---------- -----------
Repurchase Agreements (2.4%):
Bank Of America, 5.78%, 12/1/99 (Purchased on 11/30/99,
 proceeds at maturity $259,541, collateralized by
 $322,405 various U.S. Government Agency Mortgages,
 5.75%-6.77%, 4/15/23-2/1/29, market value $264,689)...  $  259,499 $   259,499
CS First Boston, 5.77%, 12/1/99 (Purchased on 11/30/99,
 proceeds at maturity $173,027, collateralized by
 $221,339 various U.S. Government Agency Mortgages,
 0.00%-8.00%, 5/15/01-8/15/29, market value $176,460)..     173,000     173,000
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $173,027,
 collateralized by $186,809, various U.S. Government
 Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market value
 $176,460).............................................     173,000     173,000
Prudential Bache Securities, 5.79%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $346,055,
 collateralized by $602,278 various U.S. Government
 Agency Mortgages, 0.00%-10.50%, 12/2/99-6/15/44,
 market value $352,919)................................     345,999     345,999
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $605,595,
 collateralized by $778,610 various U.S. Government
 Agencies, 0.00%-9.50%, 5/15/07-11/15/29, market value
 $617,609).............................................     605,499     605,499
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $495,082,
 collateralized by $796,919 various GNMA, 5.00%-9.00%,
 2/15/00-11/20/29, market value $504,903)..............     495,003     495,003
                                                                    -----------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                        2,052,000
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $89,561,918)(a)--102.2%                                       87,850,333
Liabilities in excess of other assets--(2.2)%                        (1,882,160)
                                                                    -----------
TOTAL NET ASSETS--100.0%                                            $85,968,173
                                                                    ===========

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation..  $    46,082
      Unrealized depreciation..   (1,757,667)
                                 -----------
      Net unrealized deprecia-
       tion....................  $(1,711,585)
                                 ===========

MTN Medium Term Note

* Represent securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
U.S. Government Securities Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1999
Assets:
Investments, at value (cost $87,509,918)...............             $85,798,333
Repurchase agreements, at value (cost $2,052,000)......               2,052,000
                                                                    -----------
 Total Investments.....................................              87,850,333
Cash...................................................                   1,167
Interest and dividends receivable......................                 615,933
Prepaid expenses and other assets......................                   7,795
                                                                    -----------
 Total Assets..........................................              88,475,228
Liabilities:
Dividends payable......................................  $  396,925
Payable for capital shares redeemed....................       4,859
Payable for return of collateral received on securities
 loaned................................................   2,052,000
Accrued expenses and other liabilities:
 Investment advisory fees..............................      31,988
 Administration fees...................................       2,123
 Distribution and administrative services fees.........       3,531
 Custodian fees........................................       3,168
 Other liabilities.....................................      12,461
                                                         ----------
Total Liabilities......................................               2,507,055
                                                                    -----------
Net Assets:
Capital................................................              88,441,724
Undistributed net investment income....................                 376,718
Accumulated net realized losses from investment
 transactions..........................................              (1,138,684)
Net unrealized depreciation from investments...........              (1,711,585)
                                                                    -----------
Net Assets.............................................             $85,968,173
                                                                    ===========
Investor A Shares
 Net Assets............................................             $ 4,619,812
 Shares................................................                 446,719
 Redemption price per share............................                  $10.34
                                                                         ======
Maximum Sales Charge--Investor A Shares................                    2.50%
Maximum Offering Price (100%/(100%--Maximum Sales
 Charge) of net asset value adjusted to the nearest
 cent) per share.......................................                  $10.61
                                                                         ======
Investor B Shares
 Net Assets............................................             $   281,550
 Shares................................................                  27,179
 Offering price per share*.............................                  $10.36
                                                                         ======
Trust Shares
 Net Assets............................................             $72,482,580
 Shares................................................               7,007,793
 Offering and redemption price per share...............                  $10.34
                                                                         ======
Institutional Shares
 Net Assets............................................             $ 8,584,231
 Shares................................................                 832,746
 Offering and redemption price per share...............                  $10.31
                                                                         ======

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations
                                         For the year ended November 30, 1999
Investment Income:
Interest income.........................................          $ 6,410,454
Dividend income.........................................               87,349
Income from securities lending..........................               26,114
                                                                  -----------
 Total Investment Income................................            6,523,917
Expenses:
Investment advisory fees................................ $479,599
Administration fees.....................................  213,157
Distribution and services fees, Investor A Shares.......   14,696
Distribution and services fees, Investor B Shares.......    2,444
Administrative services fees, Trust Shares..............  285,780
Administrative services fees, Institutional Shares......   18,525
Accounting fees.........................................   16,076
Custodian fees..........................................   50,780
Transfer agent fees.....................................   28,072
Other...................................................   47,624
                                                         --------
Total expenses before voluntary fee reductions..........            1,156,753
Expenses voluntarily reduced............................             (401,127)
                                                                  -----------
 Net Expenses...........................................              755,626
                                                                  -----------
Net Investment Income...................................            5,768,291
                                                                  -----------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions........             (399,710)
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (3,562,519)
                                                                  -----------
Net realized/unrealized losses from investments.........           (3,962,229)
                                                                  -----------
Change in net assets resulting from operations..........          $ 1,806,062
                                                                  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
U.S. Government Securities Portfolio


 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  5,768,291  $  5,727,743
 Net realized losses from investment transactions..     (399,710)      (15,513)
 Net change in unrealized appreciation
  (depreciation) from investments..................   (3,562,519)    1,182,911
                                                    ------------  ------------
Change in net assets resulting from operations.....    1,806,062     6,895,141
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (252,475)     (259,301)
Distributions to Investor B Shareholders:
 From net investment income........................      (10,927)      (18,379)
Distributions to Trust Shareholders:
 From net investment income........................   (5,185,567)   (5,105,111)
Distributions to Institutional Shareholders:
 From net investment income........................     (319,303)     (344,952)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................   (5,768,272)   (5,727,743)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (14,705,061)   18,019,409
                                                    ------------  ------------
Change in net assets...............................  (18,667,271)   19,186,807
Net Assets:
 Beginning of period...............................  104,635,444    85,448,637
                                                    ------------  ------------
 End of period..................................... $ 85,968,173  $104,635,444
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
U.S. Government Securities Portfolio

 Financial Highlights, Investor A Shares

                                 For the years ended November 30,
                         -----------------------------------------------------------
                           1999         1998         1997      1996        1995
                         --------     --------     --------  --------  -------------
Net Asset Value,
 Beginning of Period.... $  10.74     $  10.62     $  10.67  $  10.85     $10.05
                         --------     --------     --------  --------     ------
Investment Activities:
 Net investment income..     0.54         0.57         0.60      0.62       0.64
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.40)        0.12        (0.07)    (0.15)      0.80
                         --------     --------     --------  --------     ------
 Total from Investment
  Activities............     0.14         0.69         0.53      0.47       1.44
                         --------     --------     --------  --------     ------
Distributions:
 Net investment income..    (0.54)       (0.57)       (0.58)    (0.62)     (0.64)
 In excess of net
  realized gains........       --           --           --     (0.03)        --
                         --------     --------     --------  --------     ------
 Total Distributions....    (0.54)       (0.57)       (0.58)    (0.65)     (0.64)
                         --------     --------     --------  --------     ------
Net Asset Value, End of
 Period................. $  10.34     $  10.74     $  10.62  $  10.67     $10.85
                         ========     ========     ========  ========     ======
Total Return (excludes
 sales charge)..........     1.37%        6.66%        5.20%     4.57%     14.66%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  4,620     $  4,664     $  5,181  $  7,153     $8,179
Ratio of expenses to
 average net assets.....     0.98%        0.97%        0.97%     0.97%      0.97%
Ratio of net investment
 income to average net
 assets.................     5.15%        5.35%        5.56%     5.82%      6.05%
Ratio of expenses to
 average net assets*....     1.09%        1.07%        1.07%     1.07%      1.07%
Portfolio turnover**....    26.17%       54.57%      100.33%    53.76%     93.76%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 Financial Highlights, Investor B Shares
                                                                       March 1, 1995
                          For the years ended November 30,                  to
                         --------------------------------------------  November 30,
                           1999         1998         1997      1996      1995 (a)
                         --------     --------     --------  --------  -------------
Net Asset Value,
 Beginning of Period.... $  10.74     $  10.61     $  10.66  $  10.84     $10.34
                         --------     --------     --------  --------     ------
Investment Activities:
 Net investment income..     0.47 (d)     0.50 (d)     0.51      0.55       0.31
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.38)        0.13        (0.05)    (0.15)      0.50
                         --------     --------     --------  --------     ------
 Total from Investment
  Activities............     0.09         0.63         0.46      0.40       0.81
                         --------     --------     --------  --------     ------
Distributions:
 Net investment income..    (0.47)       (0.50)       (0.51)    (0.55)     (0.31)
 In excess of net
  realized gains........       --           --           --     (0.03)        --
                         --------     --------     --------  --------     ------
 Total Distributions....    (0.47)       (0.50)       (0.51)    (0.58)     (0.31)
                         --------     --------     --------  --------     ------
Net Asset Value, End of
 Period................. $  10.36     $  10.74     $  10.61  $  10.66     $10.84
                         ========     ========     ========  ========     ======
Total Return (excludes
 redemption charge).....     0.86%        6.02%        4.47%     3.85%     12.85%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $    282     $    149     $    466  $    359     $   41
Ratio of expenses to
 average net assets.....     1.68%        1.67%        1.67%     1.66%      1.68%(c)
Ratio of net investment
 income to average net
 assets.................     4.47%        4.67%        4.84%     5.06%      5.37%(c)
Ratio of expenses to
 average net assets*....     1.79%        1.77%        1.77%     1.76%      1.78%(c)
Portfolio turnover**....    26.17%       54.57%      100.33%    53.76%     93.76%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
(d) Per share net investment income has been calculated using the daily average share method.

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
U.S. Government Securities Portfolio

 Financial Highlights, Trust Shares

                                      For the years ended November 30,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $ 10.74  $ 10.62  $ 10.67  $ 10.85  $ 10.05
                                   -------  -------  -------  -------  -------
Investment Activities:
 Net investment income............    0.58     0.60     0.61     0.66     0.67
 Net realized and unrealized gains
  (losses) from investments.......   (0.41)    0.12    (0.05)   (0.15)    0.80
                                   -------  -------  -------  -------  -------
 Total from Investment
  Activities......................    0.17     0.72     0.56     0.51     1.47
                                   -------  -------  -------  -------  -------
Distributions:
 Net investment income............   (0.57)   (0.60)   (0.61)   (0.66)   (0.67)
 In excess of net realized gains..      --       --       --    (0.03)      --
                                   -------  -------  -------  -------  -------
 Total Distributions..............   (0.57)   (0.60)   (0.61)   (0.69)   (0.67)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.34  $ 10.74  $ 10.62  $ 10.67  $ 10.85
                                   =======  =======  =======  =======  =======
Total Return......................    1.67%    6.98%    5.51%    4.88%   15.00%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)............................ $72,483  $93,683  $72,753  $60,079  $45,513
Ratio of expenses to average net
 assets...........................    0.68%    0.67%    0.67%    0.67%    0.67%
Ratio of net investment income to
 average net assets...............    5.45%    5.64%    5.84%    6.10%    6.36%
Ratio of expenses to average net
 assets*..........................    1.09%    1.07%    1.07%    0.77%    0.77%
Portfolio turnover**..............   26.17%   54.57%  100.33%   53.76%   93.76%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Institutional Shares
                                      For the years ended November 30,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $ 10.70  $ 10.58  $ 10.64  $ 10.82  $ 10.02
                                   -------  -------  -------  -------  -------
Investment Activities:
 Net investment income............    0.53     0.57     0.56     0.62     0.63
 Net realized and unrealized gains
  (losses) from investments.......   (0.38)    0.12    (0.04)   (0.15)    0.80
                                   -------  -------  -------  -------  -------
 Total from Investment
  Activities......................    0.15     0.69     0.52     0.47     1.43
                                   -------  -------  -------  -------  -------
Distributions:
 Net investment income............   (0.54)   (0.57)   (0.58)   (0.62)   (0.63)
 In excess of net realized gains..      --       --       --    (0.03)      --
                                   -------  -------  -------  -------  -------
 Total Distributions..............   (0.54)   (0.57)   (0.58)   (0.65)   (0.63)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.31  $ 10.70  $ 10.58  $ 10.64  $ 10.82
                                   =======  =======  =======  =======  =======
Total Return......................    1.45%    6.67%    5.10%    4.55%   14.69%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)............................ $ 8,584  $ 6,140  $ 7,049  $ 2,232  $   667
Ratio of expenses to average net
 assets...........................    0.98%    0.97%    0.97%    0.96%    0.97%
Ratio of net investment income to
 average net assets...............    5.17%    5.34%    5.52%    5.75%    5.91%
Ratio of expenses to average net
 assets*..........................    1.09%    1.07%    1.07%    1.06%    1.07%
Portfolio turnover**..............   26.17%   54.57%  100.33%   53.76%   93.76%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements

                Mercantile Intermediate Corporate Bond Portfolio


  Q. What were the conditions in the bond market during the 12-month period ended November 30, 1999?

  A. Yields rose throughout the period. Investors sold bonds because signs of inflationary pressures indicated that the Fed might raise interest rates. Those investors were proven right, and the Fed raised rates three times, each time by one quarter of a percentage point.

  Intermediate-term bonds fared especially poorly during the period, with the yield on five-year Treasury notes rising from 4.48% at the beginning of the period to 6.11% as of November 30, 1999. Corporate bonds underperformed Treasuries during the first six months of the period, but slightly outperformed Treasuries during the remainder of the period.

  Q. How did you manage the Portfolio in that environment?

  A. We reduced the Portfolio's weighting in Treasury securities from 2.6% to 0.1% during the period. We also slightly reduced the Portfolio's weighting in mortgage-backed pass-through securities, from 15.3% to 10.6%. We increased the Portfolio's exposure to corporate bonds to take advantage of opportunities in that sector. Spreads between corporate bonds and Treasury securities were at historically high levels during much of the period, allowing us to lock in extra yield at attractive prices.*

  The Portfolio's average credit quality fell slightly, from AA3 to A1. That change reflected the significantly higher yields available on lower-grade issues such as BAA-rated corporate paper. We increased the Portfolio's weighting in such issues from 11.8% to 15% of assets.*

  Q. How did you manage the Portfolio's average maturity and duration during the period?

  A. The Portfolio began the period with an average maturity of 5.75 years and a duration of 4.3 years. We allowed the average maturity and duration to decrease somewhat, to 5.5 years and 4.15 years, respectively, as some longer-term issues reached their maturities.

  Q. What is your outlook for the corporate bond market?

  A. Corporate bonds were inexpensive at the end of the period, especially given the favorable business environment. The five-to ten-year corporate bonds on which the Portfolio focuses performed poorly during the period. In our opinion, however, these securities now represent some of the bond market's best values. The strength of the economy and the low level of inflation make us confident that the corporate bond market should do well over the next year. We will continue to take advantage of the attractive yields offered by intermediate-term corporate bonds in order to lock in additional income for shareholders.
-----
* Portfolio composition is subject to change.

               Mercantile Intermediate Corporate Bond Portfolio

                                    [CHART]
Value of a $10,000 Investment
                                                      Lehman Brothers
        Investor A  Investor A                        Intermediate Corporate
         (No Load)   (Load)*    Trust  Institutional  Bond Index
2/10/97   10,000     9,551      10,000    10,000        10,000
11/97     10,648     10,170     10,665    10,660        10,771
11/98     11,639     11,117     11,682    11,653        11,636
11/99     11,447     10,902     11,535    11,472        11,766
------------------------------------------------------------------------------
--
                          Average Annual Total Returns
                                 as of 11/30/99
------------------------------------------------------------------------------
--
                                                   Since
                                                 Inception
                                   1 Year         2/10/97
------------------------------------------------------------------------------
--
Investor A (No Load)               -1.65%           4.94%
------------------------------------------------------------------------------
--
Investor A*                        -6.29%           3.13%
------------------------------------------------------------------------------
--
Trust                              -1.26%           5.23%
------------------------------------------------------------------------------
--
Institutional                      -1.56%           5.02%
------------------------------------------------------------------------------
--
*    Reflects 4.75% sales charge.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Intermediate Corporate Bond Portfolio is measured against the Lehman Brothers Intermediate Corporate Bond Index, an unmanaged index comprised of the Lehman Brothers Intermediate Index, including intermediate and long-term components, and sub-indices covering AAA corporate bonds, AA corporate bonds, A corporate bonds and BAA corporate bonds, each of which also includes intermediate and long-term components. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.75% sales charge on Investor A Shares.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Intermediate Corporate Bond Portfolio                          November 30, 1999

 Corporate Bonds (85.9%):

                       Security                        Principal     Market
                     Description                         Amount      Value
                     -----------                       ---------- ------------

Aerospace/Defense (1.7%):
Raytheon Co., 6.15%, 11/1/08.......................... $1,000,000 $    890,000
                                                                  ------------
Automotive (3.5%):
Ford Motor Credit, 7.50%, 1/15/03.....................    800,000      813,000
General Motors Acceptance Corp., 8.50%, 2/4/02, MTN...    500,000      516,875
General Motors Acceptance Corp., Global Bond, 6.75%,
 2/7/02...............................................    500,000      499,375
                                                                  ------------
                                                                     1,829,250
                                                                  ------------
Automotive Parts (3.1%):
Dana Corp, 6.25%, 3/1/04..............................  1,700,000    1,629,875
                                                                  ------------
Banking (6.4%):
Banc One Dayton, N.A.,
 6.63%, 4/15/03.......................................     50,000       49,188
BankAmerica Corp., 8.13%, 2/1/02......................    200,000      205,250
Bankers Trust New York,
 7.25%, 1/15/03.......................................    500,000      499,375
Chase Manhattan Corp.,
 7.13%, 3/1/05........................................    500,000      500,625
National Westminster Bank-NY,
 9.45%, 5/1/01........................................    145,000      150,981
NationsBank Corp., 8.63%, 11/15/03....................    400,000      421,000
NationsBank Corp., 7.75%, 8/15/04.....................    500,000      515,625
NationsBank Corp., 6.88%, 2/15/05.....................    600,000      595,499
Norwest Corp., 6.25%, 3/15/01, MTN....................     85,000       84,681
Wells Fargo & Co., 8.38%, 5/15/02.....................    300,000      310,500
                                                                  ------------
                                                                     3,332,724
                                                                  ------------
Beverages (2.4%):
Anheuser-Busch Cos., Inc.,
 8.75%, 12/1/99.......................................    200,000      200,016
Brown-Forman, Corp.,
 7.38%, 5/10/05, MTN..................................  1,000,000    1,021,250
                                                                  ------------
                                                                     1,221,266
                                                                  ------------
Chemicals (3.6%):
Lubrizol Corp., 5.88%, 12/1/08........................  1,000,000      895,000
Praxair, Inc., 6.90%, 11/1/06.........................  1,000,000      958,750
                                                                  ------------
                                                                     1,853,750
                                                                  ------------
Commercial Services (1.7%):
Cendant Corp., 7.75%, 12/1/03.........................    880,000      870,100
                                                                  ------------
Computer Software (2.4%):
Computer Associates, 6.25%, 4/15/03...................    275,000      265,375
Dell Computer Corp., 6.55%, 4/15/08...................  1,000,000      952,500
                                                                  ------------
                                                                     1,217,875
                                                                  ------------
Construction (3.7%):
Armstrong World, 6.35%, 8/15/03.......................  1,950,000    1,891,500
                                                                  ------------
Consumer Goods & Services (2.3%):
Clorox Co., 8.80%, 7/15/01............................    100,000      103,375
Motorola, Inc., 7.60%, 1/1/07.........................  1,000,000    1,021,250
Procter & Gamble, Inc.,
 8.00%, 11/15/03......................................     50,000       52,188
                                                                  ------------
                                                                     1,176,813
                                                                  ------------
Electrical & Electronic (1.9%):
Applied Materials, 7.00%, 9/6/05, MTN.................  1,000,000      975,000
                                                                  ------------

 Corporate Bonds, continued

                      Security                       Principal     Market
                    Description                        Amount      Value
                    -----------                      ---------- ------------

Entertainment (1.9%):
Walt Disney Co., Global Bond, Series B, 6.75%,
 3/30/06............................................ $1,000,000 $    991,250
                                                                ------------
Financial Services (17.3%):
Ameritech Capital Funding,
 6.15%, 1/15/08.....................................  2,000,000    1,859,999
Associates Corp., N.A., 6.88%, 2/1/03...............     50,000       50,061
Associates Corp., N.A.,
 7.23%, 5/17/06, MTN................................  1,000,000    1,000,000
Bear Stearns Co., Inc., 8.25%, 2/1/02...............    500,000      511,250
CIT Group Holdings,
 6.80%, 4/17/00, MTN................................  1,000,000    1,003,490
General Electric Capital Corp.,
 7.66%, 8/2/04, MTN.................................  1,000,000    1,031,250
General Electric Capital Corp.,
 8.30%, 9/20/09.....................................    745,000      800,875
General Motors Acceptance Corp., 5.75%, 11/10/03....  1,000,000      958,750
Merrill Lynch & Co., 8.00%, 6/1/07..................    500,000      521,250
Norwest Financial, Inc., 6.13%, 8/1/03..............     50,000       48,688
Pitney Bowes Credit, 8.63%, 2/15/08.................  1,000,000    1,094,999
St. Paul Companies, Inc.,
 7.49%, 11/6/02, MTN................................     25,000       25,461
St. Paul Companies, Inc.,
 7.50%, 12/20/02, MTN...............................     50,000       50,688
                                                                ------------
                                                                   8,956,761
                                                                ------------
Food Products (4.6%):
Campbell Soup Co., 6.90%, 10/15/06..................  1,000,000      998,750
General Mills, 8.90%, 3/15/06, MTN..................  1,000,000    1,098,750
Quaker Oats Co.,
 9.00%, 12/7/01, MTN................................    150,000      156,120
Quaker Oats Co.,
 9.00%, 12/10/01, MTN...............................    125,000      130,156
                                                                ------------
                                                                   2,383,776
                                                                ------------
Food Service (0.9%):
McDonald's Corp.,
 6.50%, 8/1/07, MTN.................................    500,000      487,500
                                                                ------------
Industrial Goods & Services (2.4%):
E.I. duPont de Nemours & Co.,
 8.50%, 2/15/03.....................................    200,000      204,250
E.I. duPont de Nemours & Co.,
 8.13%, 3/15/04.....................................  1,000,000    1,047,500
                                                                ------------
                                                                   1,251,750
                                                                ------------
Oil & Exploration, Production & Services (4.8%):
BP America, Inc., 9.38%, 11/1/00....................    150,000      153,938
BP America, Inc., 8.50%, 4/15/01....................    200,000      205,000
Exxon Capital Corp., 6.63%, 8/15/02.................    100,000       99,875
Texaco Capital, Inc., 7.09%, 2/1/07.................  1,000,000      992,500
Union Texas Petroleum Holdings, Inc., 8.50%,
 4/15/07............................................  1,000,000    1,058,750
                                                                ------------
                                                                   2,510,063
                                                                ------------
Paper & Related (2.6%):
International Paper Co., 7.00%, 6/1/01..............  1,000,000      998,750
Kimberly-Clark, 8.63%, 5/1/01.......................    350,000      360,500
                                                                ------------
                                                                   1,359,250
                                                                ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
Intermediate Corporate Bond Portfolio                         November 30, 1999

 Corporate Bonds, continued

                      Security                        Principal     Market
                     Description                        Amount      Value
                     -----------                      ---------- ------------

Printing & Publishing (0.6%):
Gannett Co., 5.85%, 5/1/00........................... $  300,000 $    299,625
                                                                 ------------
Retail Stores (4.1%):
Dillards, Inc., 5.79%, 11/15/01......................    450,000      437,063
J. C. Penney, Inc., 7.60%, 4/1/07....................  1,000,000      951,250
Wal-Mart Stores, Inc., 6.50%, 6/1/03.................    100,000       99,625
Wal-Mart Stores, Inc., 7.50%, 5/15/04................    600,000      618,000
                                                                 ------------
                                                                    2,105,938
                                                                 ------------
Telecommunications (8.3%):
AT&T Corp., 7.13%, 1/15/02...........................     50,000       50,438
AT&T Corp., 6.75%, 4/1/04............................  1,150,000    1,147,124
AT&T Corp., 7.00%, 5/15/05...........................    100,000       99,625
GTE California, 6.70%, 9/1/09........................  1,000,000      963,750
SBC Communications, Inc.,
 7.25%, 7/1/02.......................................  1,065,000    1,076,981
Southwestern Bell Telephone,
 6.56%, 11/15/05, MTN................................  1,000,000      977,500
                                                                 ------------
                                                                    4,315,418
                                                                 ------------
Transportation & Shipping (0.4%):
Union Pacific Co., 7.88%, 2/15/02....................    200,000      203,000
                                                                 ------------
Utilities (5.3%):
Laclede Gas Co., 7.50%, 11/1/07......................  1,500,000    1,518,750
National Rural Utilities, 6.45%, 4/1/01..............    100,000       99,625
National Rural Utilities, 6.65%, 10/1/05.............    100,000       97,500
Pacific Gas & Electric, 6.25%, 8/1/03................     50,000       48,938
Southern California Edison,
 6.75%, 1/15/00......................................    170,000      170,000
Wisconsin Power & Light,
 7.00%, 6/15/07......................................    810,000      799,875
                                                                 ------------
                                                                    2,734,688
                                                                 ------------
TOTAL CORPORATE BONDS                                              44,487,172
                                                                 ------------
 U.S. Government Agencies (11.7%):
Federal Farm Credit Bank (1.1%):
8.95%, 6/1/06........................................    500,000      557,070
                                                                 ------------
Federal Home Loan Mortgage Corp. (1.2%):
6.00%, 2/1/11, Gold Pool #E62600.....................    315,186      302,084
6.50%, 6/1/12, Pool #E67059..........................    321,645      314,607
                                                                 ------------
                                                                      616,691
                                                                 ------------
Federal National Mortgage Assoc. (4.5%):
7.00%, 11/1/10, Pool #328614.........................    481,289      479,181
7.00%, 6/1/11, Pool #349980..........................    646,861      644,028
6.50%, 3/1/12, Pool #372705..........................    588,360      575,670
6.50%, 3/1/12, Pool #372719..........................    619,185      605,829
                                                                 ------------
                                                                    2,304,708
                                                                 ------------
Government National Mortgage Assoc. (4.9%):
6.00%, 4/15/26, Pool #345610.........................    854,192      789,060
6.50%, 1/15/27, Pool #439817.........................    906,182      862,848
7.00%, 1/15/27, Pool #442297.........................    669,099      654,252
7.00%, 9/15/27, Pool #455304.........................    262,205      256,387
                                                                 ------------
                                                                    2,562,547
                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCIES                                      6,041,016
                                                                 ------------
 U.S. Treasury Notes (0.1%):

5.75%, 8/15/03.......................................     50,000       49,422
                                                                 ------------
TOTAL U.S. TREASURY NOTES                                              49,422
                                                                 ------------

 Investment Companies (1.3%):

                                                          Shares
                                                            or
                       Security                         Principal    Market
                     Description                          Amount      Value
                     -----------                        ---------- -----------
Federated Money Market Trust..........................     668,674 $   668,674
                                                                   -----------
TOTAL INVESTMENT COMPANIES                                             668,674
                                                                   -----------
 Short-Term Securities Held as Collateral* (7.7%):
Repurchase agreements (7.7%):
Bank Of America, 5.78%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $507,297,
 collateralized by $630,170 various U.S. Government
 Agency Mortgages, 5.75%-6.77%, 4/15/23-2/1/29, market
 value $517,360)......................................  $  507,215     507,215
CS First Boston, 5.77%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $338,198,
 collateralized by $432,627 various U.S. Government
 Agency Mortgages, 0.00%-8.00%, 5/15/01-8/15/29,
 market value $344,906)...............................     338,143     338,143
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $338,197,
 collateralized by $365,135, various U.S. Government
 Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market value
 $344,906)............................................     338,143     338,143
Prudential Bache Securities, 5.79%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $676,396,
 collateralized by $1,177,206 various U.S. Government
 Agency Mortgages, 0.00%-10.50%, 12/2/99-6/15/44,
 market value $689,813)...............................     676,287     676,287
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,183,691,
 collateralized by $1,521,864 various U.S. Government
 Agencies, 0.00%-9.50%, 5/15/07-11/15/29, market value
 $1,207,172)..........................................   1,183,503   1,183,503
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $967,683,
 collateralized by $1,557,651 various GNMA, 5.00%-
 9.00%, 2/15/00-11/20/29, market value $986,879)......     967,529     967,529
                                                                   -----------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                       4,010,820
                                                                   -----------
TOTAL INVESTMENTS
 (Cost $56,754,061)(a)--106.8%                                      55,257,104
Liabilities in excess of other assets--(6.8)%                       (3,500,825)
                                                                   -----------
TOTAL NET ASSETS--100.0%                                           $51,756,279
                                                                   ===========

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation..  $   288,663
      Unrealized depreciation..   (1,785,620)
                                 -----------
      Net unrealized
       depreciation............  $(1,496,957)
                                 ===========

MTN Medium Term Note
* Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Intermediate Corporate Bond Portfolio

Statement of Assets and Liabilities
                                                             November 30, 1999
Assets:
Investments, at value (cost $52,743,241)................           $51,246,284
Repurchase agreements, at value (cost $4,010,820).......             4,010,820
                                                                   -----------
 Total Investments......................................            55,257,104
Interest and dividends receivable.......................               816,162
Deferred organization costs.............................                10,606
Prepaid expenses and other assets.......................                 4,000
                                                                   -----------
 Total Assets...........................................            56,087,872
Liabilities:
Dividends payable....................................... $ 270,466
Payable to custodian for overdraft......................       177
Payable for return of collateral received on securities
 loaned................................................. 4,010,820
Accrued expenses and other liabilities:
 Investment advisory fees...............................    23,686
 Administration fees....................................     1,281
 Distribution and administrative services fees..........       359
 Custodian fees.........................................     2,337
 Other liabilities......................................    22,467
                                                         ---------
Total Liabilities.......................................             4,331,593
                                                                   -----------
Net Assets:
Capital.................................................            53,496,556
Undistributed net investment income.....................                26,806
Accumulated net realized losses from investment
 transactions...........................................              (270,126)
Net unrealized depreciation from investments............            (1,496,957)
                                                                   -----------
Net Assets..............................................           $51,756,279
                                                                   ===========
Investor A Shares
 Net Assets.............................................           $   435,763
 Shares.................................................                45,613
 Redemption price per share.............................                 $9.55
                                                                         =====
Maximum Sales Charge--Investor A Shares                                   4.75%
Maximum Offering Price (100%/(100%--Maximum Sales
 Charge) of net asset value adjusted to the nearest
 cent) per share........................................                $10.03
                                                                        ======
Trust Shares
 Net Assets.............................................           $50,324,969
 Shares.................................................             5,268,045
 Offering and redemption price per share................                 $9.55
                                                                         =====
Institutional Shares
 Net Assets.............................................           $   995,547
 Shares.................................................               104,198
 Offering and redemption price per share................                 $9.55
                                                                         =====

Statement of Operations
                                         For the year ended November 30, 1999
Investment Income:
Interest income.........................................          $ 4,056,473
Dividend income.........................................               48,461
Income from securities lending..........................                9,520
                                                                  -----------
 Total Investment Income................................            4,114,454
Expenses:
Investment advisory fees................................ $330,032
Administration fees.....................................  120,013
Distribution and services fees, Investor A
Shares..................................................    1,275
Administrative services fees, Trust Shares..............  175,579
Administrative services fees, Institutional Shares......    3,164
Accounting fees.........................................   11,294
Custodian fees..........................................   28,695
Transfer agent fees.....................................   15,109
Other...................................................   28,463
                                                         --------
Total expenses before voluntary fee reductions..........              713,624
Expenses voluntarily reduced............................             (235,584)
                                                                  -----------
Net Expenses............................................              478,040
                                                                  -----------
Net Investment Income...................................            3,636,414
                                                                  -----------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions........             (260,282)
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (4,228,730)
                                                                  -----------
Net realized/unrealized losses from investments.........           (4,489,012)
                                                                  -----------
Change in net assets resulting from operations..........          $  (852,598)
                                                                  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Intermediate Corporate Bond Portfolio

 Statements of Changes in Net Assets

                                                         For the       For the
                                                        year ended    year ended
                                                       November 30,  November 30,
                                                           1999          1998
                                                       ------------  ------------
From Investment Activities:
Operations:
 Net investment income...............................  $ 3,636,414   $ 3,328,333
 Net realized gains (losses) from investment
  transactions.......................................     (260,282)       78,258
 Net change in unrealized appreciation (depreciation)
  from investments...................................   (4,228,730)    1,517,181
                                                       -----------   -----------
Change in net assets resulting from operations.......     (852,598)    4,923,772
                                                       -----------   -----------
Distributions to Investor A Shareholders:
 From net investment income..........................      (24,573)      (15,794)
 From net realized gains from investment
  transactions.......................................           --        (3,101)
 In excess of net realized gains from investment
  transactions.......................................         (344)           --
Distributions to Trust Shareholders:
 From net investment income..........................   (3,551,042)   (3,276,426)
 From net realized gains from investment
  transactions.......................................           --      (497,257)
 In excess of net realized gains from investment
  transactions.......................................      (66,984)           --
Distributions to Institutional Shareholders:
 From net investment income..........................      (60,807)      (36,113)
 From net realized gains from investment
  transactions.......................................           --          (309)
 In excess of net realized gains from investment
  transactions.......................................       (1,354)           --
                                                       -----------   -----------
Change in net assets from shareholder distributions..   (3,705,104)   (3,829,000)
                                                       -----------   -----------
Change in net assets from capital transactions.......     (431,642)   10,903,630
                                                       -----------   -----------
Change in net assets.................................   (4,989,344)   11,998,402
Net Assets:
 Beginning of period.................................   56,745,623    44,747,221
                                                       -----------   -----------
 End of period.......................................  $51,756,279   $56,745,623
                                                       ===========   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Intermediate Corporate Bond Portfolio

 Financial Highlights, Investor A Shares

                                             For the years
                                                 ended         February 10, 1997
                                             November 30,             to
                                            -----------------    November 30,
                                             1999      1998        1997 (a)
                                            -------   -------  -----------------
Net Asset Value, Beginning of Period......  $ 10.30   $ 10.11       $ 10.00
                                            -------   -------       -------
Investment Activities:
 Net investment income....................     0.57      0.60          0.52
 Net realized and unrealized gains
  (losses) from investments...............    (0.74)     0.30          0.11
                                            -------   -------       -------
 Total from Investment Activities.........    (0.17)     0.90          0.63
                                            -------   -------       -------
Distributions:
 Net investment income....................    (0.57)    (0.60)        (0.52)
 Net realized gains.......................       --     (0.11)           --
 In excess of net realized gains..........    (0.01)       --            --
                                            -------   -------       -------
 Total Distributions......................    (0.58)    (0.71)        (0.52)
                                            -------   -------       -------
Net Asset Value, End of Period............  $  9.55   $ 10.30       $ 10.11
                                            =======   =======       =======
Total Return (excludes sales charge)......    (1.65)%    9.32%         6.48%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........  $   436   $   284       $   277
Ratio of expenses to average net assets...     1.09%     0.89%         0.58%(c)
Ratio of net investment income to average
 net assets...............................     5.78%     5.92%         6.52%(c)
Ratio of expenses to average net assets*..     1.19%     1.19%         1.31%(c)
Portfolio turnover**......................    25.71%     9.65%        61.98%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Trust Shares

                                             For the years
                                                 ended         February 10, 1997
                                             November 30,             to
                                            -----------------    November 30,
                                             1999      1998        1997 (a)
                                            -------   -------  -----------------
Net Asset Value, Beginning of Period......   $10.29    $10.11        $10.00
                                            -------   -------       -------
Investment Activities:
 Net investment income....................     0.60      0.63          0.53
 Net realized and unrealized gains
  (losses) from investments...............    (0.73)     0.29          0.11
                                            -------   -------       -------
 Total from Investment Activities.........    (0.13)     0.92          0.64
                                            -------   -------       -------
Distributions:
 Net investment income....................    (0.60)    (0.63)        (0.53)
 Net realized gains.......................       --     (0.11)           --
 In excess of net realized gains..........    (0.01)       --            --
                                            -------   -------       -------
 Total Distributions......................    (0.61)    (0.74)        (0.53)
                                            -------   -------       -------
Net Asset Value, End of Period............   $ 9.55    $10.29        $10.11
                                            =======   =======       =======
Total Return..............................    (1.26)%    9.53%         6.65%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........  $50,325   $55,337       $44,443
Ratio of expenses to average net assets...     0.79%     0.60%         0.29%(c)
Ratio of net investment income to average
 net assets...............................     6.07%     6.23%         6.90%(c)
Ratio of expenses to average net assets*..     1.19%     1.19%         1.32%(c)
Portfolio turnover**......................    25.71%     9.65%        61.98%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Intermediate Corporate Bond Portfolio

 Financial Highlights, Institutional Shares

                                             For the years
                                                 ended        February 10, 1997
                                             November 30,            to
                                             ---------------    November 30,
                                              1999     1998       1997 (a)
                                             ------   ------  -----------------
Net Asset Value, Beginning of Period........ $10.29   $10.11       $10.00
                                             ------   ------       ------
Investment Activities:
 Net investment income......................   0.57     0.61         0.53
 Net realized and unrealized gains (losses)
  from investments..........................  (0.73)    0.29         0.11
                                             ------   ------       ------
 Total from Investment Activities...........  (0.16)    0.90         0.64
                                             ------   ------       ------
Distributions:
 Net investment income......................  (0.57)   (0.61)       (0.53)
 Net realized gains.........................     --    (0.11)          --
 In excess of net realized gains............  (0.01)      --           --
                                             ------   ------       ------
 Total Distributions........................  (0.58)   (0.72)       (0.53)
                                             ------   ------       ------
Net Asset Value, End of Period.............. $ 9.55   $10.29       $10.11
                                             ======   ======       ======
Total Return................................  (1.56)%   9.32%        6.60%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)........... $  996   $1,124       $   27
Ratio of expenses to average net assets.....   1.09%    1.07%        0.29%(c)
Ratio of net investment income to average
 net assets.................................   5.77%    5.72%        7.06%(c)
Ratio of expenses to average net assets*....   1.19%    1.18%        1.31%(c)
Portfolio turnover**........................  25.71%    9.65%       61.98%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
                       See notes to financial statements

                        Mercantile Bond Index Portfolio


  Q. What were conditions in the bond market during the 12 months ended November 30, 1999?

  A. Yields rose throughout the period, accompanied by significant volatility in bond prices. Investors feared that data showing inflationary pressures would lead the Fed to raise rates, so they sold bonds. Those investors were proven right, as the Fed raised rates three times during the period, each time by one quarter of a percentage point.

  Intermediate-term bonds performed especially poorly during the period. The yield on the five-year Treasury note rose from 4.48% at the beginning of the period to 6.11% as of November 30, 1999.

  Q. How did the Portfolio perform during the period?

  A. The Portfolio posted a total return of - 0.90% (Investor A shares without the maximum sales charge) during the 12 months ended November 30, 1999. That compared to a - 0.04% return for its benchmark, the Lehman Brothers Aggregate Bond Index. The Index is comprised of 5,521 securities, but we simulate the returns of that Index with a portfolio of 156 issues. Therefore, the Portfolio's results may differ slightly from those of its benchmark index in the short-term but should be very similar over longer periods.*

  Q. What is your outlook for the bond market and the Portfolio?

  A. We believe the bond market will perform well during the coming year. Yields are very high, given the present environment of solid economic growth and low inflation. Regardless of short-term market fluctuations, we will continue to track any changes in the benchmark to meet the Portfolio's objective and shareholders' goals.
-----
* Portfolio composition is subject to change.

                        Mercantile Bond Index Portfolio

                                    [CHART]
Value of a $10,000 Investment
                                                                 Lehman Brothers
               Investor A    Investor A                           Aggregate Bond
                (No Load)     (Load)*     Trust     Institutional     Index
2/10/97          10,000          9,747     10,000     10,000         10,000
11/30/97         10,693         10,422     10,715     10,720         10,823
11/30/98         11,695         11,398     11,754     11,733         11,846
11/31/99         11,589         11,037     11,682     11,627         11,841
-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                               Since
                                             Inception
                             1 Year          (2/10/97)
-------------------------------------------------------------------------------
-
Investor A (No Load)         -0.90%            5.40%
-------------------------------------------------------------------------------
-
Investor A*                  -5.60%            3.58%
-------------------------------------------------------------------------------
-
Trust                        -0.61%            5.70%
-------------------------------------------------------------------------------
-
Institutional                -0.90%            5.53%
-------------------------------------------------------------------------------
-
*    Reflects 4.75% sales charge.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Bond Index Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.75% sales charge on Investor A Shares.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Bond Index Portfolio                                           November 30, 1999

Corporate Bonds (23.3%):
                      Security                         Principal     Market
                     Description                        Amount       Value
                     -----------                      ----------- ------------
Aerospace/Defense (1.3%):
Raytheon Co., 6.45%, 8/15/02......................... $ 2,595,000 $  2,536,613
                                                                  ------------
Automotive (2.1%):
Ford Motor Credit Corp., Global Bond, 7.00%,
 9/25/01.............................................   2,000,000    2,010,000
General Motors Corp., 8.88%, 5/15/03.................   2,000,000    2,107,500
                                                                  ------------
                                                                     4,117,500
                                                                  ------------
Automotive Parts (1.0%):
Dana Corp., 6.25%, 3/1/04............................   2,000,000    1,917,500
                                                                  ------------
Commercial Services (1.0%):
Cendant Corp., 7.75%, 12/1/03........................   2,000,000    1,977,500
                                                                  ------------
Computer Software (1.0%):
Computer Associates, 6.25%, 4/15/03..................   1,000,000      965,000
Dell Computer Corp., 6.55%, 4/15/08..................   1,000,000      952,500
                                                                  ------------
                                                                     1,917,500
                                                                  ------------
Construction (1.0%):
Armstrong World, 6.35%, 8/15/03......................   2,000,000    1,940,000
                                                                  ------------
Consumer Goods & Services (2.0%):
Motorola, Inc., 7.60%, 1/1/07........................   3,000,000    3,063,750
Motorola, Inc., 6.50%, 11/15/28......................   1,000,000      873,750
                                                                  ------------
                                                                     3,937,500
                                                                  ------------
Entertainment (0.5%):
Walt Disney Co., Global Bond, Series B, 6.75%,
 3/30/06.............................................   1,000,000      991,250
                                                                  ------------
Financial Services (2.9%):
CIT Group Holdings,
 5.85%, 4/9/01, MTN..................................   3,000,000    2,962,500
Household Finance Corp.,
 8.38%, 11/15/01.....................................   1,000,000    1,026,250
Household Finance Corp., 6.88%, 3/1/07...............   1,000,000      967,500
Merrill Lynch & Co., 8.00%, 2/1/02...................   1,000,000    1,025,000
                                                                  ------------
                                                                     5,981,250
                                                                  ------------
Food Products (0.5%):
Campbell Soup Co., 6.90%, 10/15/06...................   1,000,000      998,750
                                                                  ------------
Industrial Goods & Services (0.5%):
E.I. duPont de Nemours & Co.,
 6.88%, 10/15/09.....................................   1,000,000      986,250
                                                                  ------------
Oil & Exploration, Production & Services (4.0%):
Texaco Capital, Inc., 7.09%, 2/1/07..................   1,500,000    1,488,750
Union Texas Petroleum Holdings, Inc., 8.50%,
 4/15/07.............................................   6,275,000    6,643,656
                                                                  ------------
                                                                     8,132,406
                                                                  ------------
Paper & Related (1.0%):
International Paper Co., 7.00%, 6/1/01...............   2,000,000    1,997,500
                                                                  ------------
Retail Stores (1.5%):
Dillards, Inc., 5.79%, 11/15/01......................   3,000,000    2,913,750
                                                                  ------------
Telecommunications (3.0%):
Bell Telephone Co. of Pennsylvania, 8.75%, 8/15/31...   1,000,000    1,123,750
Lucent Technologies, Inc.,
 6.90%, 7/15/01......................................   3,000,000    3,018,750

Corporate Bonds, continued
                       Security                          Principal     Market
                      Description                         Amount       Value
                      -----------                       ----------- ------------
Telecommunications, continued
Northern Telecom Ltd., 6.88%, 10/1/02.................. $ 1,000,000 $    998,750
SBC Communications, Inc.,
 7.25%, 7/1/02.........................................   1,000,000    1,011,250
                                                                    ------------
                                                                       6,152,500
                                                                    ------------
TOTAL CORPORATE BONDS                                                 46,497,769
                                                                    ------------


U.S. Government Agencies (41.5%):
Federal Home Loan Bank (7.4%):
5.52%, 4/9/01, Series 3101.............................   4,000,000    3,964,160
5.75%, 4/30/01, Series 4901............................   1,000,000      993,820
6.39%, 6/22/04, Series K504............................   2,000,000    1,983,600
6.67%, 1/8/07, Series I-07.............................   1,000,000      993,510
5.67%, 9/11/08, Series KS08............................   3,000,000    2,775,540
5.50%, 11/1/13.........................................   2,326,566    2,181,156
6.00%, 3/1/29..........................................   1,952,239    1,813,142
                                                                    ------------
                                                                      14,704,928
                                                                    ------------
Federal Home Loan Mortgage Corp. (15.9%):
8.50%, 10/1/01, Pool #200055...........................      13,664       14,014
9.00%, 3/1/03, Pool #380019............................      65,651       67,867
9.00%, 5/1/03, Pool #380021............................      21,969       22,711
7.50%, 11/1/09, Gold Pool #M30082......................   1,288,429    1,303,722
7.00%, 11/1/10, Gold Pool #E20202......................     197,538      196,920
7.00%, 11/1/10, Gold Pool #E62010......................     203,163      202,527
6.00%, 2/1/11, Gold Pool #E62600.......................     315,186      302,084
6.00%, 3/1/11, Gold Pool #E63503.......................     692,793      663,994
6.00%, 4/1/11, Gold Pool #E63515.......................     621,763      595,917
6.00%, 6/1/11, Gold Pool #E00439.......................     685,483      656,988
7.00%, 7/1/11, Gold Pool #E20252.......................     636,993      634,999
6.00%, 3/1/12, Gold Pool #E66538.......................     998,760      957,242
7.50%, 9/1/12, Gold Pool #G10735.......................   1,315,419    1,331,034
6.00%, 3/1/13, Gold Pool #E69338.......................     861,929      826,099
6.00%, 3/1/13, Pool #E69425............................     793,601      760,611
6.00%, 4/1/13, Gold Pool #E70028.......................     816,677      782,728
6.00%, 4/1/13, Pool #E00543............................   1,706,339    1,635,407
6.50%, 10/1/13, Gold Pool #E00574......................   1,739,573    1,701,511
5.50%, 11/1/13, Gold Pool #E73355......................     911,065      854,123
5.50%, 11/1/13, Gold Pool #E72928......................     955,996      896,246
5.50%, 12/1/13, Gold Pool #E73342......................     923,559      865,836
5.50%, 12/1/13, Gold Pool #E00598......................   1,884,956    1,767,146
6.00%, 6/1/14, Gold Pool #E00677.......................   3,899,888    3,737,769
6.50%, 7/1/14, Gold Pool #E77812.......................   1,968,444    1,925,375
6.00%, 2/1/26, Gold Pool #D68286.......................     195,594      181,658
6.00%, 3/1/26, Gold Pool #C80393.......................   1,874,734    1,741,158
6.00%, 4/1/26, Gold Pool #D70772.......................     351,839      326,770
6.00%, 4/1/26, Gold Pool #D70405.......................     284,945      264,643
6.00%, 4/1/26, Gold Pool #C80395.......................      94,883       88,123
8.00%, 11/1/26, Gold Pool #D76134......................     147,920      150,276
6.00%, 12/1/26, Gold Pool #D76870......................      20,916       19,426
6.00%, 12/1/26, Gold Pool #C80465......................     755,291      701,476
8.00%, 12/1/26, Gold Pool #D76530......................     302,582      307,403
8.00%, 12/1/26, Gold Pool #D76906......................     223,290      226,847
7.00%, 1/1/27, Gold Pool #D77743.......................     569,540      557,437
7.00%, 1/1/27, Gold Pool #D77720.......................   1,354,622    1,325,836
8.00%, 1/1/27, Gold Pool #C00490.......................     353,858      359,495
6.00%, 1/1/29, Gold Pool #C00702.......................   2,891,156    2,685,161
                                                                    ------------
                                                                      31,638,579
                                                                    ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Bond Index Portfolio                                           November 30, 1999

U.S. Government Agencies, continued
                       Security                          Principal     Market
                      Description                         Amount       Value
                      -----------                       ----------- ------------
Federal National Mortgage Assoc. (12.9%):
6.00%, 11/1/00, Pool #190070........................... $   267,658 $    259,042
7.50%, 2/11/02.........................................   4,970,000    5,086,447
6.00%, 5/1/11, Pool #337194............................     675,489      646,781
6.00%, 2/1/12, Pool #250917............................     770,303      737,565
6.00%, 3/1/12, Pool #374638............................     666,310      637,992
6.00%, 3/1/12, Pool #373131............................     756,774      724,611
6.00%, 3/1/12, Pool #359504............................     777,886      744,826
7.50%, 3/1/12, Pool #250858............................   1,300,690    1,314,504
6.00%, 4/1/13, Pool #414671............................     869,158      832,219
5.50%, 11/1/13, Pool #449032...........................     949,602      889,065
6.00%, 11/1/13, Pool #323379...........................     886,225      848,560
5.50%, 1/1/14, Pool #482515............................   1,874,119    1,754,643
6.50%, 03/1/14, Pool #252346a..........................   1,856,111    1,816,075
6.00%, 10/1/26, Pool #368935...........................   1,233,814    1,144,745
9.00%, 10/1/26, Pool #353671...........................      72,973       76,370
9.00%, 10/1/26, Pool #358137...........................      66,993       70,112
9.00%, 10/1/26, Pool #361800...........................     110,478      115,622
9.00%, 11/1/26, Pool #364453...........................     150,107      157,096
9.00%, 11/1/26, Pool #358703...........................      66,743       69,851
9.00%, 12/1/26, Pool #368686...........................      47,502       49,714
6.00%, 1/1/28, Pool #398195............................     873,063      810,037
6.00%, 1/1/28, Pool #402874............................     826,023      766,393
6.00%, 12/1/28.........................................   1,932,322    1,792,828
6.00%, 1/1/29, Pool #481539a...........................   1,921,780    1,783,046
6.00%, 7/1/29, Pool #323812............................   2,753,978    2,555,168
                                                                    ------------
                                                                      25,683,312
                                                                    ------------
Government National Mortgage Assoc. (5.3%):
7.50%, 4/15/02, Pool #210173...........................      58,694       59,427
7.50%, 7/15/02, Pool #216193...........................       8,034        8,134
7.50%, 7/15/08, Pool #349404...........................     255,963      259,163
7.50%, 8/15/10, Pool #413412...........................      87,127       88,216
7.50%, 9/15/10, Pool #413117...........................      69,174       70,038
7.50%, 11/15/10, Pool #415775..........................     184,738      187,047
6.00%, 3/15/11, Pool #425964...........................      38,607       36,942
6.50%, 3/15/11, Pool #419123...........................      18,134       17,726
6.00%, 4/15/11, Pool #393849...........................     348,407      333,380
6.00%, 4/15/11, Pool #421800...........................      44,011       42,113
6.00%, 4/15/11, Pool #429397...........................     420,080      401,962
6.00%, 5/15/11, Pool #421871...........................     523,639      501,055
6.00%, 5/15/11, Pool #432659...........................     405,194      387,718
6.00%, 5/15/11, Pool #345647...........................      40,690       38,935
6.50%, 5/15/11, Pool #412598...........................     421,146      411,670
6.50%, 5/15/11, Pool #432640...........................     272,380      266,252
6.00%, 6/15/11, Pool #406582...........................     215,738      206,433
6.00%, 6/15/11, Pool #423828...........................     222,317      212,728
6.50%, 6/15/11, Pool #426173...........................     378,375      369,862
6.50%, 8/15/11, Pool #421746...........................     258,393      252,579
6.50%, 2/15/12, Pool #393334...........................     319,106      311,926
6.50%, 3/15/12, Pool #399161...........................     320,902      313,681
7.50%, 7/15/12, Pool #447382...........................     598,024      605,500
8.50%, 11/15/21, Pool #297863..........................     128,148      132,552

U.S. Government Agencies, continued
                                                        Shares
                                                          or
                      Security                         Principal     Market
                     Description                        Amount       Value
                     -----------                      ----------- ------------
Government National Mortgage Assoc., continued
8.00%, 5/15/23, Pool #350495......................... $   193,130 $    196,689
9.00%, 5/15/25, Pool #401372.........................     104,647      110,107
9.00%, 5/15/25, Pool #386743.........................     242,817      255,487
9.50%, 8/15/25, Pool #414557.........................      20,608       21,999
7.50%, 10/15/25, Pool #366152........................     326,059      325,753
7.50%, 10/15/25, Pool #366154........................     340,564      340,244
6.50%, 3/15/26, Pool #419578.........................      59,277       56,442
6.50%, 4/15/26, Pool #422656.........................     790,694      752,884
6.50%, 5/15/26, Pool #428852.........................      74,808       71,230
6.50%, 6/15/26, Pool #423801.........................     664,611      632,830
7.00%, 8/20/26, Pool #2266...........................     405,875      395,091
9.50%, 9/15/26, Pool #438724.........................     192,555      205,552
9.50%, 10/15/26, Pool #436991........................      55,706       59,466
9.50%, 10/15/26, Pool #438728........................     132,248      141,175
9.50%, 11/15/26, Pool #436994........................      54,272       57,935
9.50%, 11/15/26, Pool #438731........................     117,887      125,844
7.00%, 9/15/27, Pool #455304.........................     437,009      427,311
7.00%, 8/15/28, Pool #482697.........................     910,710      890,502
                                                                  ------------
                                                                    10,581,580
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES                                      82,608,399
                                                                  ------------
U.S. Treasury Bonds (16.8%):
12.00%, 8/15/13, Callable on 8/15/08
 @ 100...............................................   2,055,000    2,795,396
7.50%, 11/15/16......................................   1,250,000    1,362,363
8.75%, 5/15/17.......................................   1,500,000    1,825,935
8.13%, 8/15/19.......................................   6,000,000    6,992,460
8.75%, 8/15/20.......................................   2,000,000    2,478,720
7.63%, 11/15/22......................................   4,600,000    5,170,952
6.25%, 8/15/23.......................................   3,000,000    2,902,530
6.00%, 2/15/26.......................................  10,500,000    9,842,069
                                                                  ------------
TOTAL U.S. TREASURY BONDS                                           33,370,425
                                                                  ------------
U.S. Treasury Notes (16.6%):
5.50%, 12/31/00......................................   4,200,000    4,182,822
6.38%, 9/30/01.......................................   4,000,000    4,025,880
5.88%, 11/30/01......................................   3,000,000    2,993,580
6.00%, 7/31/02.......................................   4,000,000    3,999,600
5.88%, 9/30/02.......................................   2,100,000    2,091,432
5.75%, 8/15/03.......................................   2,930,000    2,896,100
7.25%, 5/15/04.......................................   2,190,000    2,281,695
6.63%, 5/15/07.......................................   2,750,000    2,805,688
6.13%, 8/15/07.......................................   5,500,000    5,447,860
5.63%, 5/15/08.......................................   2,500,000    2,393,725
                                                                  ------------
TOTAL U.S. TREASURY NOTES                                           33,118,382
                                                                  ------------
Investment Companies (1.2%):
Federated Money Market Trust.........................   2,318,841    2,318,841
                                                                  ------------
TOTAL INVESTMENT COMPANIES                                           2,318,841
                                                                  ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Bond Index Portfolio                                           November 30, 1999

Short-Term Securities Held as Collateral* (4.2%):
                      Security                        Principal     Market
                    Description                        Amount       Value
                    -----------                      ----------- ------------
Repurchase agreements (4.2%):
 Bank Of America, 5.78%, 12/1/99 (Purchased on
  11/30/99, proceeds at maturity $1,053,161,
  collateralized by $1,308,249 various U.S.
  Government Agency Mortgages, 5.75%-6.77%, 4/15/23-
  2/1/29, market value $1,074,052).................. $ 1,052,992 $  1,052,992
 CS First Boston, 5.77%, 12/1/99 (Purchased on
  11/30/99, proceeds at maturity $702,107,
  collateralized by $898,146 various U.S. Government
  Agency Mortgages, 0.00%-8.00%, 5/15/01-8/15/29,
  market value $716,035)............................     701,995      701,995
 HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
  11/30/99, proceeds at maturity $702,106,
  collateralized by $758,029 various U.S. Government
  Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market
  value $716,035)...................................     701,995      701,995
 Prudential Bache Securities, 5.79%, 12/1/99
  (Purchased on 11/30/99, proceeds at maturity
  $1,404,215, collateralized by $2,443,912 various
  U.S. Government Agency Mortgages, 0.00%-10.50%,
  12/2/99-6/15/44, market value $1,432,069).........   1,403,989    1,403,989
 Salomon Smith Barney, Inc., 5.75%, 12/1/99
  (Purchased on 11/30/99, proceeds at maturity
  $2,457,374, collateralized by $3,159,431 various
  U.S. Government Agencies, 0.00%-9.50%, 5/15/07-
  11/15/29, market value $2,506,121)................   2,456,982    2,456,982
 Salomon Smith Barney, Inc., 5.73%, 12/1/99
  (Purchased on 11/30/99, proceeds at maturity
  $2,008,935, collateralized by $3,233,725 various
  GNMA, 5.00%-9.00%, 2/15/00-11/20/29, market value
  $2,048,788).......................................   2,008,615    2,008,615
                                                                 ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                      8,326,568
                                                                 ------------
TOTAL INVESTMENTS
 (Cost $210,790,280)(a)--103.5%                                   206,240,384
Liabilities in excess of other assets--(3.5)%                      (7,033,433)
                                                                 ------------
TOTAL NET ASSETS--100.0%                                         $199,206,951
                                                                 ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation..................................... $ 1,512,921
      Unrealized depreciation.....................................  (6,062,817)
                                                                   -----------
      Net unrealized depreciation................................. $(4,549,896)
                                                                   ===========

MTN Medium Term Note

* Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Bond Index Portfolio

Statement of Assets and Liabilities
                                                             November 30, 1999
Assets:
Investments, at value (cost $202,463,712).............            $197,913,816
Repurchase agreements, at value (cost $8,326,568).....               8,326,568
                                                                  ------------
 Total Investments....................................             206,240,384
Cash..................................................                     442
Interest and dividends receivable.....................               2,360,151
Receivable for investments sold.......................                   5,713
Deferred organization costs...........................                   6,319
Prepaid expenses and other assets.....................                   6,578
                                                                  ------------
 Total Assets.........................................             208,619,587
Liabilities:
Dividends payable..................................... $  992,765
Payable for return of collateral received on
 securities loaned....................................  8,326,568
Accrued expenses and other liabilities:
 Investment advisory fees.............................     49,269
 Administration fees..................................      4,905
 Distribution and administrative services fees........      5,632
 Custodian fees.......................................      8,553
 Other liabilities....................................     24,944
                                                       ----------
 Total Liabilities....................................               9,412,636
                                                                  ------------
Net Assets:
Capital...............................................             203,856,803
Distributions in excess of net investment income......                 (54,339)
Accumulated net realized losses from investment
 transactions.........................................                 (45,617)
Net unrealized depreciation from investments..........              (4,549,896)
                                                                  ------------
Net Assets............................................            $199,206,951
                                                                  ============
Investor A Shares
 Net Assets...........................................            $  1,074,416
 Shares...............................................                 110,322
 Redemption price per share...........................                   $9.74
                                                                         =====
Maximum Sales Charge--Investor A Shares...............                    4.75%
 Maximum Offering Price (100%/(100%--Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share.....................................                  $10.23
                                                                        ======
Trust Shares
 Net Assets...........................................            $176,425,663
 Shares...............................................              18,133,221
 Offering and redemption price per share..............                   $9.73
                                                                         =====
Institutional Shares
 Net Assets...........................................            $ 21,706,872
 Shares...............................................               2,229,132
 Offering and redemption price per share..............                   $9.74
                                                                         =====

Statement of Operations
                                         For the year ended November 30, 1999
Investment Income:
Interest income........................                  $         12,723,959
Dividend income........................                               100,081
Income from securities lending.........                                57,853
                                                         --------------------
 Total Investment Income...............                            12,881,893
Expenses:
Investment advisory fees............... $        596,823
Administration fees....................          397,884
Distribution and services fees,
 Investor A Shares.....................            3,513
Administrative services fees, Trust
 Shares................................          534,283
Administrative services fees,
 Institutional Shares..................           59,027
Accounting fees........................           24,404
Custodian fees.........................           95,269
Transfer agent fees....................           52,352
Other..................................           79,910
                                        ----------------
 Total expenses before voluntary fee
  reductions...........................                             1,843,465
 Expenses voluntarily reduced..........                              (733,222)
                                                         --------------------
 Net Expenses..........................                             1,110,243
                                                         --------------------
Net Investment Income..................                            11,771,650
                                                         ====================
Realized/Unrealized Losses from
 Investments:
Net realized losses from investment
 transactions..........................                               (98,655)
Net change in unrealized appreciation
 (depreciation) from investments.......                           (13,024,538)
                                                         --------------------
Net realized/unrealized losses from
 investments...........................                           (13,123,193)
                                                         --------------------
Change in net assets resulting from
 operations............................                  $         (1,351,543)
                                                         ====================

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Bond Index Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 11,771,650  $  9,741,081
 Net realized gains (losses) from investment
  transactions.....................................      (98,655)    1,044,169
 Net change in unrealized appreciation
  (depreciation) from investments..................  (13,024,538)    3,948,766
                                                    ------------  ------------
Change in net assets resulting from operations.....   (1,351,543)   14,734,016
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................      (66,295)      (10,279)
 In excess of net investment income................           (7)           --
 From net realized gains from investment
  transactions.....................................       (1,522)         (187)
 In excess of net realized gains from investment
  transactions.....................................         (197)           --
Distributions to Trust Shareholders:
 From net investment income........................  (10,589,956)   (9,482,085)
 In excess of net investment income................       (1,170)           --
 From net realized gains from investment
  transactions.....................................     (732,097)     (472,456)
 In excess of net realized gains from investment
  transactions.....................................      (94,903)           --
Distributions to Institutional Shareholders:
 From net investment income........................   (1,115,400)     (248,717)
 In excess of net investment income................         (123)           --
 From net realized gains from investment
  transactions.....................................      (27,179)          (94)
 In excess of net realized gains from investment
  transactions.....................................       (3,523)           --
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (12,632,372)  (10,213,818)
                                                    ------------  ------------
Change in net assets from capital transactions.....   36,404,559    33,865,038
                                                    ------------  ------------
Change in net assets...............................   22,420,644    38,385,236
Net Assets:
 Beginning of period...............................  176,786,307   138,401,071
                                                    ------------  ------------
 End of period..................................... $199,206,951  $176,786,307
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Bond Index Portfolio

 Financial Highlights, Investor A Shares

                                              For the
                                            years ended       February 10, 1997
                                           November 30,              to
                                         -------------------    November 30,
                                           1999       1998        1997 (a)
                                         --------   --------  -----------------
Net Asset Value, Beginning of Period.... $  10.45   $  10.17      $  10.00
                                         --------   --------      --------
Investment Activities:
 Net investment income..................     0.56       0.61          0.50
 Net realized and unrealized gains
  (losses) from investments.............    (0.65)      0.31          0.17
                                         --------   --------      --------
 Total from Investment Activities.......    (0.09)      0.92          0.67
                                         --------   --------      --------
Distributions:
 Net investment income..................    (0.57)     (0.61)        (0.50)
 Net realized gains.....................    (0.04)     (0.03)           --
 In excess of net realized gains........    (0.01)        --            --
                                         --------   --------      --------
 Total Distributions....................    (0.62)     (0.64)        (0.50)
                                         --------   --------      --------
Net Asset Value, End of Period.......... $   9.74   $  10.45      $  10.17
                                         ========   ========      ========
Total Return (excludes sales charge)....    (0.90)%     9.36%         6.93%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)....... $  1,074   $    364      $     55
Ratio of expenses to average net
 assets.................................     0.83%      0.77%         0.54%(c)
Ratio of net investment income to
 average net assets.....................     5.65%      5.81%         6.71%(c)
Ratio of expenses to average net
 assets*................................     0.93%      0.93%         0.95%(c)
Portfolio turnover**....................    21.88%     33.37%        46.16%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Trust Shares

                                              For the
                                            years ended       February 10, 1997
                                           November 30,              to
                                         -------------------    November 30,
                                           1999       1998        1997 (a)
                                         --------   --------  -----------------
Net Asset Value, Beginning of Period.... $  10.44   $  10.16      $  10.00
                                         --------   --------      --------
Investment Activities:
 Net investment income..................     0.60       0.65          0.53
 Net realized and unrealized gains
  (losses) from investments.............    (0.66)      0.30          0.16
                                         --------   --------      --------
 Total from Investment Activities.......    (0.06)      0.95          0.69
                                         --------   --------      --------
Distributions:
 Net investment income..................    (0.60)     (0.64)        (0.53)
 Net realized gains.....................    (0.04)     (0.03)           --
 In excess of net realized gains........    (0.01)        --            --
                                         --------   --------      --------
 Total Distributions....................    (0.65)     (0.67)        (0.53)
                                         --------   --------      --------
Net Asset Value, End of Period.......... $   9.73   $  10.44      $  10.16
                                         ========   ========      ========
Total Return............................    (0.61)%     9.69%         7.15%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)....... $176,426   $169,388      $138,319
Ratio of expenses to average net
 assets.................................     0.53%      0.42%         0.23%(c)
Ratio of net investment income to
 average net assets.....................     5.95%      6.20%         6.92%(c)
Ratio of expenses to average net
 assets*................................     0.93%      0.93%         0.94%(c)
Portfolio turnover**....................    21.88%     33.37%        46.16%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Bond Index Portfolio

 Financial Highlights, Institutional Shares

                                               For the
                                             years ended      February 10, 1997
                                             November 30,            to
                                            ----------------    November 30,
                                             1999      1998       1997 (a)
                                            -------   ------  -----------------
Net Asset Value, Beginning of Period....... $ 10.45   $10.17       $10.00
                                            -------   ------       ------
Investment Activities:
 Net investment income.....................    0.56     0.62         0.53
 Net realized and unrealized gains (losses)
  from investments.........................   (0.65)    0.31         0.17
                                            -------   ------       ------
 Total from Investment Activities..........   (0.09)    0.93         0.70
                                            -------   ------       ------
Distributions:
 Net investment income.....................   (0.57)   (0.62)       (0.53)
 Net realized gains........................   (0.04)   (0.03)          --
 In excess of net realized gains...........   (0.01)      --           --
                                            -------   ------       ------
 Total Distributions.......................   (0.62)   (0.65)       (0.53)
                                            -------   ------       ------
Net Asset Value, End of Period............. $  9.74   $10.45       $10.17
                                            =======   ======       ======
Total Return...............................   (0.90)%   9.47%        7.20%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).......... $21,707   $7,034       $   27
Ratio of expenses to average net assets....    0.83%    0.79%        0.24%(c)
Ratio of net investment income to average
 net assets................................    5.66%    5.77%        7.09%(c)
Ratio of expenses to average net assets*...    0.93%    0.91%        0.95%(c)
Portfolio turnover**.......................   21.88%   33.37%       46.16%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Mercantile Government & Corporate Bond Portfolio


  Q. What were conditions in the economy and the bond market during the 12-month period ended November 30, 1999?

  A. The economy remained healthy, with low inflation, solid productivity gains and strong GDP (Gross Domestic Product) growth. Because there were signs during the period of inflationary pressures on the economy, the Fed raised interest rates three times during the period, each time by one quarter of a percentage point.

  Bond yields began the period near their all-time lows, but then climbed throughout the period. For example, the yield on the 30-year Treasury bond increased from 5.1% on December 1, 1998 to 6.3% as of November 30, 1999. Investors who worried about inflation and anticipated the Fed's rate hikes sold bonds, driving their prices down. Low liquidity among corporate bonds made those issues especially volatile early in the period.

  Q. How did you manage the Portfolio's sector exposure and credit quality in that environment?

  A. We increased the Portfolio's exposure to mortgage-backed pass-through securities, which performed relatively well during the period. Mortgage-backed pass-throughs fell just 5% from the high point of the bond market in October 1998 to the end of the recent period, compared to a 20% drop in 30-year Treasuries. We also reduced the Portfolio's exposure to five-to ten-year Treasuries, which were among the worst performers of the market. We also overweighted corporate bonds, which performed slightly better than Treasuries, especially toward the end of the period.*

  We found some opportunities in lower-quality investment-grade bonds, especially BBB-rated bonds. Therefore, the average credit rating of the Portfolio fell slightly, from AAA to AA1--still a very high rating.*

  Q. How did you manage the Portfolio's average maturity and duration during the period?

  A. We shortened the Portfolio's average maturity and duration slightly to deal with the uncertainty of the market environment. At the same time, we kept both average maturity and duration longer than the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, to provide additional yield for shareholders. The average maturity of the Portfolio at the beginning of the period was 10.7 years and at the end of the period was 8.4 years, while the Portfolio's duration began the period at 4.9 years and ended the period at 4.8 years.

  Q. What is your outlook for the bond market and the Portfolio?

  A. The relatively weak performance of bonds during the past year has created many good values, especially among intermediate-term issues, which currently offer attractive yields and relatively low prices. Such values fit well into the Portfolio's strategy, since we think the middle of the maturity continuum generally provides the best balance of safety and returns.

  Low levels of liquidity should continue to cause volatility among corporate issues in the months ahead. That said, the corporate bond market should benefit from improving credit ratings due to a strong business environment.

  We will continue to seek out opportunities to lock in high yields at reasonable prices, rather than trying to predict Fed moves or the direction of the bond markets. History shows us that such a value-oriented approach is the best way to protect shareholders' capital while providing attractive levels of current income.
-----
* Portfolio composition is subject to change.

               Mercantile Government & Corporate Bond Portfolio

                                    [CHART]
Value of a $10,000 Investment

                      Investor A    Investor A   Investor B   Lehman Brothers
                      (No Load)     (Load)*      (No CDSC)  Aggregate Bond Index
1         11/89        10,000         9,550          10,000        10,000
2         11/90     10,495.36      9,995.84       10,495.38        10,758
3         11/91     11,834.99     11,271.81       11,834.99        12,308
4         11/92     12,755.97     12,149.21       12,755.97        13,401
5         11/93     14,058.06     13,389.42       14,058.08        14,858
6         11/94     13,592.36     12,945.49       13,592.36        14,403
7         11/95     15,759.84     15,009.02       15,663.7         16,945
8         11/96     16,468.69     15,684.95       16,255.89        17,973
9         11/97     17,423.69     16,593.74       17,112.33        19,331
10        11/98     19,045.87     18,139.21       18,592.36        21,158
11        11/99     18,829.58     17,933.38       18,239.14        21,149
------------------------------------------------------------------------------
--
                         Average Annual Total Returns
                                as of 11/30/99
------------------------------------------------------------------------------
--
                                1 Year            5 Years           10 Years
------------------------------------------------------------------------------
--
Investor A (No Load)           -1.13%              6.74%              6.53%
------------------------------------------------------------------------------
--
Investor A*                    -5.79%              5.70%              6.02%
------------------------------------------------------------------------------
--
Investor B (No CDSC)           -1.90%              6.06%              6.19%
------------------------------------------------------------------------------
--
Investor B (CDSC)**            -6.49%              5.90%              6.19%
------------------------------------------------------------------------------
--
*  Reflects 4.75% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

                                    [CHART]
Value of a $10,000 Investment

                                                   Lehman Brothers
                      Trust      Institutional   Aggregate Bond Index
1         11/89        10,000         10,000          10,000
2         11/90     10,495.38      10,495.38          10,758
3         11/91     11,861.15      11,834.99          12,308
4         11/92     12,822.26      12,755.97          13,401
5         11/93     14,173.21      14,058.08          14,858
6         11/94     13,744.11      13,592.36          14,403
7         11/95     15,980.29      15,759.64          16,945
8         11/96     16,749.52      16,468.69          17,973
9         11/97     17,808.3       17,457.7           19,331
10        11/98     19,522.94      19,082.5           21,158
11        11/99     19,362.46      18,868.83          21,149

------------------------------------------------------------------------------
--
                         Average Annual Total Returns
                                 as of 11/30/99
------------------------------------------------------------------------------
--
                                1 Year            5 Years           10 Years
------------------------------------------------------------------------------
--
Trust                           -0.83%             7.09%              6.83%
------------------------------------------------------------------------------
--
Institutional                   -1.12%             6.78%              6.55%
------------------------------------------------------------------------------
--

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Government & Corporate Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 4.75% sales charge on Investor A Shares.

  Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio, which has been restated to reflect the contingent deferred sales charge payable by holders of Investor B Shares who redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Investor B shares (CDSC) are not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply. After six years, the performance for the Investor B Shares (CDSC) mirrors Investor B Shares (No CDSC) performance.

  Institutional Shares were initially offered on January 3, 1994. The performance figures for Institutional Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Government & Corporate Bond Portfolio                          November 30, 1999

Corporate Bonds (34.7%):

                     Security                       Principal     Market
                   Description                        Amount      Value
                   -----------                      ---------- ------------
Automotive (6.0%):
Ford Motor Credit Corp., 6.80%, 4/23/01, MTN......  $1,850,000 $  1,852,313
Ford Motor Credit Corp., Global Bond, 7.00%,
 9/25/01..........................................     750,000      753,750
Ford Motor Credit Corp., Global Bond, 6.50%,
 2/28/02..........................................   3,194,000    3,174,037
General Motors Acceptance Corp., 6.85%, 4/17/01,
 MTN..............................................   1,000,000    1,001,250
General Motors Acceptance Corp., 6.70%, 4/30/01,
 MTN..............................................   1,400,000    1,400,000
                                                               ------------
                                                                  8,181,350
                                                               ------------
Commercial Services (0.9%):
Cendant Corp., 7.75%, 12/1/03.....................   1,300,000    1,285,375
                                                               ------------
Computer Software (2.9%):
Computer Associates, 6.25%, 4/15/03...............   1,500,000    1,447,500
Dell Computer Corp., 7.10%, 4/15/28...............   1,200,000    1,120,500
IBM Corp., 6.45%, 8/1/07..........................   1,400,000    1,359,750
                                                               ------------
                                                                  3,927,750
                                                               ------------
Financial Services (12.1%):
Associates Corp., 5.80%, 4/20/04,.................   2,000,000    1,915,000
BankAmerica Corp., 7.50%, 10/15/02................     500,000      508,750
Citigroup, Inc., 6.63%, 1/15/28...................   2,000,000    1,717,500
General Electric Capital Corp., 8.75%, 3/14/03,
 MTN..............................................   1,000,000    1,057,500
Household Finance Corp., 8.38%, 11/15/01..........   3,000,000    3,078,749
Merrill Lynch & Co., Series B, 6.38%, 10/1/01,
 MTN..............................................   3,000,000    2,985,000
Traveler's Group, Inc., 7.30%, 5/15/02............   2,000,000    2,020,000
Traveler's Group, Inc., 7.50%, 2/1/03.............   3,000,000    3,041,250
                                                               ------------
                                                                 16,323,749
                                                               ------------
Government Bond (0.4%):
Province of Ontario, Global Bond, 7.38%, 1/27/03..     500,000      508,750
                                                               ------------
Industrial Goods & Services (3.1%):
E.I. duPont de Nemours & Co., 6.88%, 10/15/09.....   1,300,000    1,282,125
Raytheon Co, 5.95%, 3/15/01.......................   2,500,000    2,462,500
Rockwell International Corp., 6.75%, 9/15/02......     500,000      499,375
                                                               ------------
                                                                  4,244,000
                                                               ------------
Insurance (2.1%):
General Electric Global Insurance Holdings, 6.45%,
 3/1/19...........................................   1,700,000    1,487,500
St. Paul Companies, Inc., 6.38%, 12/15/08, MTN....   1,550,000    1,424,063
                                                               ------------
                                                                  2,911,563
                                                               ------------
Manufacturing--Consumer Goods (1.5%):
Texaco Capital, 6.95%, 10/15/01, MTN..............   2,000,000    2,012,500
                                                               ------------
Retail Stores (1.0%):
Dillards, Inc., 7.13%, 8/1/18.....................   1,500,000    1,342,500
                                                               ------------

Corporate Bonds, continued

                       Security                        Principal     Market
                     Description                         Amount      Value
                     -----------                       ---------- ------------
Telecommunications (3.6%):
Lucent Technologies, 6.45%, 3/15/29................... $1,265,000 $  1,132,175
Southern New England Telecommunications Corp., Series
 2,
 6.50%, 2/15/02, MTN..................................  3,250,000    3,237,813
United Telephone--Florida, 7.25%, 12/15/04............    500,000      501,250
                                                                  ------------
                                                                     4,871,238
                                                                  ------------
Utilities (1.1%):
Laclede Gas Co., 7.50%, 11/1/07.......................  1,500,000    1,518,750
                                                                  ------------
TOTAL CORPORATE BONDS                                               47,127,525
                                                                  ------------
U.S. Government Agencies (33.8%):
Federal Home Loan Bank (2.1%):
5.79%, 4/27/09........................................  3,100,000    2,882,845
                                                                  ------------
Federal Home Loan Mortgage Corp. (7.6%):
8.50%, 5/1/01, Pool #200034...........................     12,158       12,515
8.50%, 11/1/01, Pool #200058..........................     30,246       31,021
8.00%, 3/1/02, Pool #215507...........................     23,009       23,375
7.50%, 4/1/02, Pool #200070...........................     37,203       37,342
8.00%, 5/1/02, Pool #216910...........................     10,430       10,596
8.00%, 6/1/02, Pool #218582...........................     23,238       23,609
8.00%, 6/1/02, Pool #218101...........................     84,171       85,512
8.00%, 6/1/02, Pool #219187...........................      5,171        5,253
8.00%, 7/1/02, Pool #501214...........................     56,114       57,007
8.00%, 7/1/02, Pool #217891...........................     15,983       16,238
8.50%, 3/1/05, Pool #380084...........................     38,451       39,436
8.50%, 4/1/05, Pool #380085...........................      4,363        4,475
8.50%, 9/1/05, Pool #503592...........................     10,898       11,178
8.50%, 4/1/06, Gold Pool #E00025......................     14,959       15,487
6.00%, 2/1/11, Gold Pool #E62600......................    367,717      352,431
7.00%, 7/1/11, Gold Pool #E20252......................    699,073      696,885
6.50%, 1/1/12, Gold Pool #E00465......................    652,389      638,114
6.00%, 2/1/12, Gold Pool #E00472......................  2,057,639    1,972,103
8.00%, 1/1/23, Gold Pool #C00225......................    987,557    1,003,288
8.00%, 1/1/23, Gold Pool #D29451......................    146,404      148,736
6.00%, 12/1/25, Gold Pool #G00427.....................  2,829,441    2,627,844
6.00%, 9/1/27, Gold Pool #C00565......................  2,748,671    2,552,828
                                                                  ------------
                                                                    10,365,273
                                                                  ------------
Federal National Mortgage Assoc. (12.4%):
6.00%, 11/1/00, Pool #190070..........................    535,317      518,085
6.50%, 12/1/11, Pool #367838..........................  1,926,964    1,885,399
6.50%, 7/1/12, Pool #370716...........................    446,092      436,470
6.50%, 7/1/12, Pool #393667...........................    756,357      740,042
6.50%, 8/1/12, Pool #251165...........................    685,302      670,520
6.00%, 1/1/13, Pool #251501...........................  4,873,269    4,666,156
5.50%, 12/1/13, Pool #445857..........................  1,571,413    1,471,236
6.00%, 2/1/26, Pool #336918...........................  2,333,089    2,164,664
6.00%, 10/1/26, Pool #368935..........................  1,233,814    1,144,745
6.50%, 8/1/27, Pool #395219...........................  1,633,955    1,558,892
6.50%, 8/1/27, Pool #397372...........................  1,579,921    1,507,339
                                                                  ------------
                                                                    16,763,548
                                                                  ------------
Government National Mortgage Assoc. (11.7%):
9.50%, 2/15/01, Pool #149206..........................      2,619        2,742
9.50%, 9/15/01, Pool #290435..........................     25,750       26,957

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Government & Corporate Bond Portfolio                          November 30, 1999

U.S. Government Agencies, continued

                        Security                          Principal    Market
                       Description                          Amount      Value
                       -----------                        ---------- -----------
Government National Mortgage Assoc., continued
8.00%, 1/15/02, Pool #188653............................. $   28,842   $  29,590
8.00%, 3/15/02, Pool #199167.............................      6,296       6,459
8.00%, 4/15/02, Pool #180980.............................     27,297      28,005
8.00%, 7/15/02, Pool #209779.............................     57,141      58,622
9.50%, 10/15/02, Pool #232514............................     20,756      21,728
6.50%, 9/15/03, Pool #2549...............................    128,042     121,919
9.50%, 1/15/06, Pool #298829.............................     47,433      49,656
8.00%, 5/15/06, Pool #303851.............................     57,254      58,739
9.50%, 7/15/07, Pool #331878.............................     57,146      59,824
8.00%, 11/15/07, Pool #339329............................    210,395     215,850
8.00%, 12/15/07, Pool #338551............................    166,028     170,333
9.50%, 8/15/09, Pool #400219.............................    361,065     377,989
9.50%, 9/15/09, Pool #377317.............................    124,842     130,693
9.50%, 2/15/10, Pool #392932.............................    276,233     289,180
8.00%, 5/15/10, Pool #398424.............................     24,332      24,963
6.50%, 8/15/10, Pool #387094.............................    139,975     136,826
8.00%, 11/15/10, Pool #405524............................    133,982     137,456
8.00%, 11/15/10, Pool #410294............................    678,354     695,944
8.00%, 11/15/10, Pool #414827............................    162,736     166,955
6.50%, 3/15/11, Pool #408253.............................     68,965      67,413
6.50%, 4/15/11, Pool #402546.............................    274,990     268,803
6.50%, 4/15/11, Pool #418274.............................     63,503      62,074
6.50%, 4/15/11, Pool #421831.............................    306,763     299,861
6.50%, 5/15/11, Pool #408304.............................    456,928     446,647
6.50%, 5/15/11, Pool #430822.............................     50,765      49,623
6.50%, 6/15/11, Pool #430820.............................    573,268     560,369
6.50%, 6/15/11, Pool #345631.............................    509,685     498,218
6.50%, 6/15/11, Pool #421731.............................     76,264      74,548
6.50%, 6/15/11, Pool #423833.............................    252,658     246,973
6.50%, 7/15/11, Pool #345749.............................    265,526     259,552
6.50%, 8/15/11, Pool #426911.............................    285,709     279,280
8.50%, 4/15/17, Pool #212112.............................    983,202   1,016,996
8.00%, 4/15/22, Pool #320818.............................    770,533     784,734
7.50%, 4/15/23, Pool #343195.............................    582,660     582,112
9.00%, 3/15/25, Pool #404067.............................    521,525     548,738
6.50%, 4/15/26, Pool #415721.............................    815,524     776,527
6.50%, 4/15/26, Pool #422323.............................    795,024     757,006
6.50%, 5/15/26, Pool #417388.............................    769,670     732,864
6.50%, 6/15/26, Pool #423801.............................  3,951,263   3,762,314
7.00%, 9/15/27, Pool #455304.............................    349,607     341,849
6.50%, 10/15/28, Pool #434031............................    677,531     645,131
                                                                     -----------
                                                                      15,872,062
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCIES                                        45,883,728
                                                                     -----------
U.S. Treasury Bonds (11.0%):
8.88%, 8/15/17...........................................  2,865,000   3,528,935
8.88%, 2/15/19...........................................  4,150,000   5,158,242
8.75%, 8/15/20...........................................  2,183,000   2,705,523
8.00%, 11/15/21..........................................  3,100,000   3,603,347
                                                                     -----------
TOTAL U.S. TREASURY BONDS                                             14,996,047
                                                                     -----------

U.S. Treasury Notes (17.9%):
6.25%, 8/31/02............................................. 3,995,000  4,016,453
5.25%, 8/15/03............................................. 4,650,000  4,520,172
5.25%, 5/15/04............................................. 2,500,000  2,417,125
5.63%, 5/15/08............................................. 8,715,000  8,344,526
5.50%, 5/15/09............................................. 4,700,000  4,473,507
6.00%, 8/15/09.............................................   500,000    493,805
                                                                      ----------
TOTAL U.S. TREASURY NOTES                                             24,265,588
                                                                      ----------

Investment Companies (2.1%):
                                                          Shares
                                                            or
                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Federated Money Market Trust..........................   2,826,976 $  2,826,976
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                            2,826,976
                                                                   ------------
Short-Term Securities Held as Collateral* (11.9%):
Repurchase agreements (11.9%):
Bank Of America, 5.78%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $2,036,213,
 collateralized by $2,529,407 various U.S. Government
 Agency Mortgages, 5.75%-6.77%, 4/15/23-2/1/29, market
 value $2,076,604)....................................  $2,035,886    2,035,886
CS First Boston, 5.77%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $1,357,475,
 collateralized by $1,736,502 various U.S. Government
 Agency Mortgages, 0.00%-8.00%, 5/15/01-8/15/29,
 market value $1,384,403).............................   1,357,257    1,357,257
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $1,357,473,
 collateralized by $1,465,596 various U.S. Government
 Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market value
 $1,384,403)..........................................   1,357,257    1,357,257
Prudential Bache Securities, 5.79%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $2,714,951,
 collateralized by $4,725,131 various U.S. Government
 Agency Mortgages, 0.00%-10.50%, 12/2/99-6/15/44,
 market value $2,768,805).............................   2,714,515    2,714,515
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $4,751,160,
 collateralized by $6,108,537 various U.S. Government
 Agencies, 0.00%-9.50%, 5/15/07-11/15/29, market value
 $4,845,409)..........................................   4,750,402    4,750,402
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $3,884,134,
 collateralized by $6,252,179 various GNMA, 5.00%-
 9.00%, 2/15/00-11/20/29, market value $3,961,187)....   3,883,516    3,883,516
                                                                   ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                       16,098,833
                                                                   ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Government & Corporate Bond Portfolio                          November 30, 1999

Short-Term Securities Held as Collateral, continued

           Security              Principal    Market
          Description             Amount      Value
          -----------            --------- ------------
TOTAL INVESTMENTS
 (Cost $154,747,837)(a)--111.3%            $151,198,697
Liabilities in excess of other assets--
 (11.3)%                                    (15,383,983)
                                           ------------
TOTAL NET ASSETS--100.0%                   $135,814,714
                                           ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $120,811. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation..  $ 1,222,925
      Unrealized depreciation..   (4,892,876)
                                 -----------
      Net unrealized
       depreciation............  $(3,669,951)
                                 ===========

MTN Medium Term Note
* Represents securities purchased with cash collateral received on loaned securities.


                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Government & Corporate Bond Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1999

Assets:
Investments, at value (cost $138,649,004)............             $135,099,864
Repurchase agreements, at value (cost $16,098,833)...               16,098,833
                                                                  ------------
 Total Investments...................................              151,198,697
Interest and dividends receivable....................                1,439,459
Receivable for investments sold......................                   14,248
Prepaid expenses and other assets....................                    8,530
                                                                  ------------
 Total Assets........................................              152,660,934
Liabilities:
Dividends payable.................................... $   668,308
Payable to custodian for overdraft...................         379
Payable for return of collateral received on
 securities loaned...................................  16,098,833
Accrued expenses and other liabilities:
 Investment advisory fees............................      50,474
 Administration fees.................................       3,357
 Distribution and administrative services fees.......       2,759
 Custodian fees......................................       4,864
 Other liabilities...................................      17,246
                                                      -----------
 Total Liabilities...................................               16,846,220
                                                                  ------------
Net Assets:
Capital..............................................              140,348,140
Distributions in excess of net investment income.....                  (42,514)
Accumulated net realized losses from investment
 transactions........................................                 (941,772)
Net unrealized depreciation from investments.........               (3,549,140)
                                                                  ------------
Net Assets...........................................             $135,814,714
                                                                  ============
Investor A Shares
 Net Assets..........................................             $  3,877,782
 Shares..............................................                  394,002
 Redemption price per share..........................                    $9.84
                                                                         =====
Maximum Sales Charge--Investor A Shares..............                     4.75%
Maximum Offering Price
 (100%/(100%--Maximum Sales Charge) of net asset
  value adjusted to the nearest cent) per share......                   $10.33
                                                                        ======
Investor B Shares
 Net Assets..........................................             $    712,194
 Shares..............................................                   72,196
 Offering price per share*...........................                    $9.86
                                                                         =====
Trust Shares
 Net Assets..........................................             $126,471,794
 Shares..............................................               12,830,501
 Offering and redemption price per share.............                    $9.86
                                                                         =====
Institutional Shares
 Net Assets..........................................             $  4,752,944
 Shares..............................................                  482,064
 Offering and redemption price per share.............                    $9.86
                                                                         =====

-----
* Redemption price of Investor B shares varies based on length of time held. Investment Income:

                                            For the year ended November 30, 1999

Investment Income:
Interest income.........................................          $11,242,360
Dividend income.........................................              145,035
Income from securities lending..........................              101,132
                                                                  -----------
 Total Investment Income................................           11,488,527
Expenses:
 Investment advisory fees............................... $795,816
 Administration fees....................................  353,698
 Distribution and services fees, Investor A Shares......   12,711
 Distribution and services fees, Investor B Shares......    7,555
 Administrative services fees, Trust Shares.............  492,185
 Administrative services fees, Institutional Shares.....   23,382
 Accounting fees........................................   19,820
 Custodian fees.........................................   83,317
 Transfer agent fees....................................   47,481
 Other..................................................   68,226
                                                         --------
Total expenses before voluntary fee reductions..........            1,904,191
 Expenses voluntarily reduced...........................             (683,365)
                                                                  -----------
 Net Expenses...........................................            1,220,826
                                                                  -----------
Net Investment Income...................................           10,267,701
                                                                  -----------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions........             (984,305)
Net change in unrealized appreciation (depreciation)
 from investments.......................................          (11,045,947)
                                                                  -----------
Net realized/unrealized losses from investments.........          (12,030,252)
                                                                  -----------
Change in net assets resulting from operations..........          $(1,762,551)
                                                                  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Government & Corporate Bond Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 10,267,701  $ 11,519,697
 Net realized gains (losses) from investment
  transactions.....................................     (984,305)    5,187,984
 Net change in unrealized appreciation
  (depreciation) from investments..................  (11,045,947)    1,941,908
                                                    ------------  ------------
Change in net assets resulting from operations.....   (1,762,551)   18,649,589
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (234,658)     (256,880)
 From net realized gains from investment
  transactions.....................................      (61,825)           --
 In excess of net realized gains from investment
  transactions.....................................      (30,414)           --
Distributions to Investor B Shareholders:
 From net investment income........................      (36,673)      (27,341)
 From net realized gains from investment
  transactions.....................................       (8,276)           --
 In excess of net realized gains from investment
  transactions.....................................       (4,071)           --
Distributions to Trust Shareholders:
 From net investment income........................   (9,570,777)  (10,184,841)
 From net realized gains from investment
  transactions.....................................   (2,237,800)           --
 In excess of net realized gains from investment
  transactions.....................................   (1,100,854)           --
Distributions to Institutional Shareholders:
 From net investment income........................     (425,573)   (1,050,635)
 From net realized gains from investment
  transactions.....................................     (249,601)           --
 In excess of net realized gains from investment
  transactions.....................................     (122,788)           --
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (14,083,310)  (11,519,697)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (53,631,124)    3,251,931
                                                    ------------  ------------
Change in net assets...............................  (69,476,985)   10,381,823
Net Assets:
 Beginning of period...............................  205,291,699   194,909,876
                                                    ------------  ------------
 End of period..................................... $135,814,714  $205,291,699
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Government & Corporate Bond Portfolio

 Financial Highlights, Investor A Shares

                                 For the years ended November 30,
                         ------------------------------------------------------
                           1999       1998      1997      1996        1995
                         --------   --------  --------  --------  -------------
Net Asset Value,
 Beginning of Period.... $  10.72   $  10.35  $  10.34  $  10.53     $ 9.64
                         --------   --------  --------  --------     ------
Investment Activities:
 Net investment income..     0.57       0.57      0.56      0.64       0.61
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.69)      0.37      0.01     (0.19)      0.89
                         --------   --------  --------  --------     ------
 Total from Investment
  Activities............    (0.12)      0.94      0.57      0.45       1.50
                         --------   --------  --------  --------     ------
Distributions:
 Net investment income..    (0.56)     (0.57)    (0.56)    (0.64)     (0.61)
 Net realized gains.....    (0.13)        --        --        --         --
 In excess of net
  realized gains........    (0.07)        --        --        --         --
                         --------   --------  --------  --------     ------
 Total Distributions....    (0.76)     (0.57)    (0.56)    (0.64)     (0.61)
                         --------   --------  --------  --------     ------
Net Asset Value, End of
 Period................. $   9.84   $  10.72  $  10.35  $  10.34     $10.53
                         ========   ========  ========  ========     ======
Total Return (excludes
 sales charge)..........    (1.13)%     9.31%     5.78%     4.51%     15.98%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  3,878   $  4,927  $  4,774  $  4,915     $5,496
Ratio of expenses to
 average net assets.....     0.97%      0.96%     0.95%     0.95%      0.95%
Ratio of net investment
 income to average net
 assets.................     5.54%      5.41%     5.46%     6.06%      6.03%
Ratio of expenses to
 average net assets*....     1.08%      1.06%     1.05%     1.05%      1.05%
Portfolio turnover**....    38.29%     91.14%   140.72%   149.20%     59.32%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 Financial Highlights, Investor B Shares

                                                                  March 1, 1995
                          For the years ended November 30,             to
                         ---------------------------------------  November 30,
                           1999       1998      1997      1996      1995 (a)
                         --------   --------  --------  --------  -------------
Net Asset Value,
 Beginning of Period.... $  10.75   $  10.37  $  10.34  $  10.53     $ 9.92
                         --------   --------  --------  --------     ------
Investment Activities:
 Net investment income..     0.49       0.50      0.49      0.57       0.38
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.69)      0.38      0.03     (0.19)      0.61
                         --------   --------  --------  --------     ------
 Total from Investment
  Activities............    (0.20)      0.88      0.52      0.38       0.99
                         --------   --------  --------  --------     ------
Distributions:
 Net investment income..    (0.49)     (0.50)    (0.49)    (0.57)     (0.38)
 Net realized gains.....    (0.13)        --        --        --         --
 In excess of net
  realized gains........    (0.07)        --        --        --         --
                         --------   --------  --------  --------     ------
 Total Distributions....    (0.69)     (0.50)    (0.49)    (0.57)     (0.38)
                         --------   --------  --------  --------     ------
Net Asset Value, End of
 Period................. $   9.86   $  10.75  $  10.37  $  10.34     $10.53
                         ========   ========  ========  ========     ======
Total Return (excludes
 redemption charge).....    (1.90)%     8.65%     5.26%     3.79%     15.27%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $    712   $    662  $    545  $    511     $  106
Ratio of expenses to
 average net assets.....     1.67%      1.66%     1.65%     1.65%      1.65%(c)
Ratio of net investment
 income to average net
 assets.................     4.85%      4.70%     4.84%     5.37%      5.19%(c)
Ratio of expenses to
 average net assets*....     1.78%      1.76%     1.75%     1.75%      1.75%(c)
Portfolio turnover**....    38.29%     91.14%   140.72%   149.20%     59.32%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Government & Corporate Bond Portfolio

 Financial Highlights, Trust Shares

                                  For the years ended November 30,
                            ---------------------------------------------------
                              1999         1998      1997      1996      1995
                            --------     --------  --------  --------  --------
Net Asset Value, Beginning
 of Period................  $  10.74     $  10.37  $  10.34  $  10.53  $   9.64
                            --------     --------  --------  --------  --------
Investment Activities:
 Net investment income....      0.60         0.60      0.59      0.67      0.64
 Net realized and
  unrealized gains
  (losses) from
  investments.............     (0.69)        0.37      0.03     (0.19)     0.89
                            --------     --------  --------  --------  --------
 Total from Investment
  Activities..............     (0.09)        0.97      0.62      0.48      1.53
                            --------     --------  --------  --------  --------
Distributions:
 Net investment income....     (0.59)       (0.60)    (0.59)    (0.67)    (0.64)
 Net realized gains.......     (0.13)          --        --        --        --
 In excess of net realized
  gains...................     (0.07)          --        --        --        --
                            --------     --------  --------  --------  --------
 Total Distributions......     (0.79)       (0.60)    (0.59)    (0.67)    (0.64)
                            --------     --------  --------  --------  --------
Net Asset Value, End of
 Period...................  $   9.86     $  10.74  $  10.37  $  10.34  $  10.53
                            ========     ========  ========  ========  ========
Total Return..............     (0.83)%       9.63%     6.32%     4.82%    16.31%
Ratios/Supplementary Data:
Net Assets at end of
 period (000).............  $126,472     $178,868  $172,637  $141,440  $127,741
Ratio of expenses to
 average net assets.......      0.67%        0.66%     0.65%     0.65%     0.65%
Ratio of net investment
 income to average net
 assets...................      5.84%        5.71%     5.85%     6.36%     6.32%
Ratio of expenses to
 average net assets*......      1.08%        1.06%     1.05%     0.75%     0.75%
Portfolio turnover**......     38.29%       91.14%   140.72%   149.20%    59.32%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Institutional Shares

                                  For the years ended November 30,
                            ---------------------------------------------------
                              1999         1998      1997      1996      1995
                            --------     --------  --------  --------  --------
Net Asset Value, Beginning
 of Period................  $  10.74     $  10.37  $  10.34  $  10.53  $   9.64
                            --------     --------  --------  --------  --------
Investment Activities:
 Net investment income....      0.56 (a)     0.57      0.56      0.64      0.61
 Net realized and
  unrealized gains
  (losses) from
  investments.............     (0.68)        0.37      0.03     (0.19)     0.89
                            --------     --------  --------  --------  --------
 Total from Investment
  Activities..............     (0.12)        0.94      0.59      0.45      1.50
                            --------     --------  --------  --------  --------
Distributions:
 Net investment income....     (0.56)       (0.57)    (0.56)    (0.64)    (0.61)
 Net realized gains.......     (0.13)          --        --        --        --
 In excess of net realized
  gains...................     (0.07)          --        --        --        --
                            --------     --------  --------  --------  --------
 Total Distributions......     (0.76)       (0.57)    (0.56)    (0.64)    (0.61)
                            --------     --------  --------  --------  --------
Net Asset Value, End of
 Period...................  $   9.86     $  10.74  $  10.37  $  10.34  $  10.53
                            ========     ========  ========  ========  ========
Total Return..............     (1.12)%       9.30%     6.00%     4.51%    15.98%
Ratios/Supplementary Data:
Net Assets at end of
 period (000).............  $  4,753     $ 20,835  $ 16,954  $ 14,875  $  9,413
Ratio of expenses to
 average net assets.......      0.97%        0.96%     0.95%     0.95%     0.95%
Ratio of net investment
 income to average net
 assets...................      5.49%        5.41%     5.55%     6.06%     6.01%
Ratio of expenses to
 average net assets*......      1.08%        1.06%     1.05%     1.05%     1.05%
Portfolio turnover**......     38.29%       91.14%   140.72%   149.20%    59.32%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Per share net investment income has been calculated using the daily average share method.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

               Mercantile Short-Intermediate Municipal Portfolio+

  Q. What were economic and market conditions like during the 12 months ended November 30, 1999?

  A. Interest rates rose during most of the period. That trend was driven by investors' fears that strong economic growth would cause the Fed to raise short-term interest rates to head off inflation. In fact, the Fed eventually did raise rates three times, in June, August and November.

  Q. How did the municipal bond market perform during the period?

  A. Longer-term municipal bonds trailed shorter-term municipal issues, reflecting rising rates and uncertainty over the direction of inflation and the strength of economic growth. However municipal bonds outperformed taxable bonds, in part because rising interest rates discouraged refundings, leading to low supply. Nevertheless, there was sufficient supply to offer investors some attractive opportunities, and the Portfolio took advantage of them.

  Q. How did you position the Portfolio to address those conditions?

  A. The Portfolio's average maturity stood between four and five years throughout the period. We generally attempt to maintain such an approach, and minimize trading. The Portfolio underperformed the Lipper Short-Intermediate Municipal Debt Funds Index,/1/ which returned 1.32% during the period, as compared to 0.41% for the Portfolio (Investor A Shares without the maximum sales charge).

  Q. What was the average credit rating of the Portfolio's holdings?

  A. We maintained the Portfolio's very high credit quality at AA1. High-quality, liquid securities remained in demand as interest rates rose. Furthermore, the additional yield available on lower-quality securities was not attractive enough to warrant the extra risk inherent in such issues.

  Q. Did you find attractive opportunities among certain sectors of municipal bonds?

  A. The Portfolio does not make large sector bets. However, we found opportunities to capture attractive yields among health-care bonds early in the period. We reduced the Portfolio's holdings in that sector later in the period. The Portfolio as a whole held mostly general obligation issues.

  Q. What is your outlook for the economy and the municipal market going forward?

  A. In our opinion, the economy will probably continue to grow at a moderate pace and inflation will remain low. However, there is the potential for another interest rate increase by the Fed during the coming months if inflation appears to be in danger of rising. The overall bond market will likely trade in a narrow range, with long-term yields between 6.1% and 6.5%. We expect the demand for municipal bonds to remain strong during the coming months, and we anticipate that the municipal market will perform well relative to the taxable bond market.

  Q. How will you position the Portfolio in that environment?

  A. We will maintain the Portfolio's average maturity of between four and five years and attempt to minimize trading in keeping with the objective of the Portfolio. We also will continue to hold issues with high credit quality.
-----
+ The Portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/1/The Lipper Short-Intermediate Municipal Debt Funds Index is a managed index which consists of funds that generally invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

               Mercantile Short-Intermediate Municipal Portfolio

                                    [CHART]
Value of a $10,000 Investment
                                                            Lehman Brothers
                    Investor A            Investor A       3 year Municipal
                     (No Load)               (Load)*           Bond Index
7/95                 10,000                  9,747                10,000
11/95                10,080                  9,825                10,220
11/96                10,485                 10,220                10,713
11/97                10,918                 10,641                11,229
11/98                11,481                 11,191                11,836
11/99                11,528                 11,236                12,117
------------------------------------------------------------------------------
--
                         Average Annual Total Returns
                                 as of 1/30/99
------------------------------------------------------------------------------
--
                                          Since
                                        Inception
                         1 Year         (7/10/95)
------------------------------------------------------------------------------
--
Investor A (No Load)      0.41%           3.29%
------------------------------------------------------------------------------
--
Investor A*              -2.07%           2.69%
------------------------------------------------------------------------------
--
*    Reflects 2.50% sales charge.
                                    [CHART]
Value of a $10,000 Investment
                               Lehman Brothers
                              3 year Municipal
                 Trust          Bond Index
7/10/95          10,000           10,000
11/95            10,213           10,220
11/96            10,636           10,713
11/97            11,103           11,229
11/98            11,697           11,836
11/99            11,762           12,117
------------------------------------------------------------------------------
--
                         Average Annual Total Returns
                                as of 11/30/99
------------------------------------------------------------------------------
--
                                               Since
                                             Inception
                              1 Year         (7/10/95)
------------------------------------------------------------------------------
--
Trust                          0.55%           3.77%
------------------------------------------------------------------------------
--

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Short-Intermediate Municipal Portfolio is measured against the Lehman Brothers 3 year Municipal Bond Index, an unmanaged index representative of the total return of municipal bonds with maturities of three years or less. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A Shares.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Short-Intermediate Municipal Portfolio                         November 30, 1999

Municipal Bonds (96.8%):

                       Security                          Principal    Market
                      Description                          Amount      Value
                      -----------                        ---------- -----------
Alabama (2.7%):
Alabama State Public School & College Authority,
 4.40%,12/1/00.........................................  $1,000,000 $ 1,004,730
                                                                    -----------
Colorado (2.7%):
Jefferson County School District No. R-001, Series A,
 G.O., 5.25%, 12/15/11, Callable on 12/15/08 @101 (FGIC
 Insured)..............................................   1,000,000     992,500
                                                                    -----------
Hawaii (4.4%):
Hawaii State Highway Revenue, 4.80%, 7/1/03............     600,000     605,250
Hawaii State, Series CI, G.O., 4.10%, 11/1/01..........   1,000,000     996,250
                                                                    -----------
                                                                      1,601,500
                                                                    -----------
Illinois (7.3%):
Chicago, G.O., 5.50%, 1/1/13 (FSA Insured).............   1,000,000   1,008,750
Du Page County, Forest Preservation District, G.O.,
 5.90%, 11/1/01........................................     500,000     515,000
Illinois State Toll Highway Authority, Toll Highway
 Priority Revenue, Series A, 4.75%, 1/1/02.............     750,000     751,875
Illinois State, G.O., 5.25%, 4/1/01....................     400,000     405,000
                                                                    -----------
                                                                      2,680,625
                                                                    -----------
Indiana (3.9%):
Muncie School Building Corp., 4.95%, 1/15/02 (MBIA
 Insured)..............................................     500,000     506,250
St. Joseph County Hospital Authority, Memorial Health
 System, 4.75%, 8/15/12, Callable on 2/15/08 @ 101
 (MBIA Insured)........................................   1,000,000     933,750
                                                                    -----------
                                                                      1,440,000
                                                                    -----------
Iowa (1.2%):
Ottumwa Community School District, G.O., 5.10%, 6/1/01
 (FSA Insured).........................................     425,000     430,313
                                                                    -----------
Kansas (2.8%):
Kansas State Department of Transportation, Highway
 Revenue, 5.50%, 9/1/10................................   1,000,000   1,032,500
                                                                    -----------
Maine (2.2%):
Maine Municipal Bond Bank, Series A, 4.90%, 11/1/02....     800,000     811,000
                                                                    -----------
Maryland (2.5%):
Maryland State, Department of Transportation, 2nd
 Issue, 4.10%, 12/15/00................................     400,000     400,596
Washington Suburban Sanitation District, Sewer Disposal
 Revenue, G.O., 5.00%, 6/1/00..........................     500,000     502,665
                                                                    -----------
                                                                        903,261
                                                                    -----------

Municipal Bonds, continued

                        Security                          Principal    Market
                      Description                           Amount      Value
                      -----------                         ---------- -----------
Massachusetts (5.5%):
Massachusetts State Health & Educational Facilities,
 Harvard Pilgrim Health Care, Hospital & Nursing Home
 Revenue, Series A, 4.13%, 7/1/02 (FSA Insured).........  $1,000,000 $   992,500
Massachusetts State Port Authority Revenue, Series A,
 5.75%, 7/1/12..........................................   1,000,000   1,023,750
                                                                     -----------
                                                                       2,016,250
                                                                     -----------
Michigan (7.3%):
Chelsea School District, G.O., 5.25%, 5/1/01 (FGIC Q-
 SBLF Insured)..........................................     400,000     405,500
Eaton Rapids Public Schools, G.O., 5.38%, 5/1/07,
 Callable on 5/1/04 @ 101 (MBIA Q-SBLF Insured).........   1,000,000   1,037,500
Kent County Building Authority, G.O., 4.50%, 12/1/01....     800,000     805,000
Oakland County Building Authority, 4.75%, 4/1/00,
 Callable on 4/1/99 @ 101.5.............................     450,000     451,238
                                                                     -----------
                                                                       2,699,238
                                                                     -----------
Minnesota (3.6%):
Duluth, Series A, G.O., 4.65%, 2/1/02 (FSA Insured).....     365,000     366,825
Faribault Independent School District, G.O., 4.63%,
 6/1/10, Callable on 6/1/08 @ 100 (FSA Insured).........   1,000,000     947,500
                                                                     -----------
                                                                       1,314,325
                                                                     -----------
Missouri (0.9%):
Jefferson County School District, G.O., 4.70%, 3/1/01
 (MBIA Insured).........................................     320,000     322,000
                                                                     -----------
Nevada (3.8%):
Sparks, G.O., 4.80%, 3/1/04, Callable on 3/1/01 @ 101
 (AMBAC Insured)........................................     900,000     902,250
Washoe County School District, G.O., 5.30%, 8/1/00 (MBIA
 Insured)...............................................     500,000     504,270
                                                                     -----------
                                                                       1,406,520
                                                                     -----------
New Mexico (2.9%):
Albuquerque, Water & Sewer Revenue, 4.40%, 7/1/00.......     345,000     345,966
New Mexico State, Capital Projects, G.O., 4.60%,
 8/1/00.................................................     700,000     703,136
                                                                     -----------
                                                                       1,049,102
                                                                     -----------
New York (2.6%):
New York State, Environmental Facilities Revenue, 5.05%,
 1/15/13, Callable on 7/15/08 @ 102.....................   1,000,000     961,250
                                                                     -----------
North Carolina (2.7%):
North Carolina Medical Care Community, Pitt County
 Memorial Hospital, Hospital & Nursing Home Revenue,
 Series A, 4.00%, 12/1/01...............................   1,000,000     992,500
                                                                     -----------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
Short-Intermediate Municipal Portfolio                        November 30, 1999

Municipal Bonds, continued

                        Security                          Principal    Market
                      Description                           Amount      Value
                      -----------                         ---------- -----------
Ohio (2.4%):
Ohio State Building Authority, 4.75%, 10/1/17, Callable
 on 10/1/08 @ 101.......................................  $1,000,000 $   868,750
                                                                     -----------
Oklahoma (2.7%):
Oklahoma State Capital Improvement Authority, Highway
 Improvement Revenue, 4.00%, 12/1/01 (MBIA Insured).....   1,000,000     998,750
                                                                     -----------
Pennsylvania (1.1%):
Delaware County, G.O., 4.35%, 10/1/00 (Municipal
 Government Guaranteed).................................     400,000     401,564
                                                                     -----------
Rhode Island (2.5%):
Rhode Island State, Series A, G.O., 4.60%, 11/1/03,
 Callable on 11/1/02 @ 102..............................     900,000     903,375
                                                                     -----------
South Dakota (1.8%):
South Dakota State Building Authority, Building Revenue,
 Series A, 5.00%, 9/1/02 (FSA Insured)..................     640,000     650,400
                                                                     -----------
Texas (9.7%):
Dallas Water Works & Sewer System Revenue, 4.60%,.......     450,000     452,250
Houston, Series C, G.O., 5.50%, 4/1/01..................     800,000     813,000
Plano Independent School District, G.O., 4.70%,
 2/15/13,Callable on 2/15/08 @ 100 (PSF Guaranteed).....   1,000,000     930,000
Tarrant County Water Control and Improvement District
 No. 001, Water Revenue, 5.60%, 3/1/00..................     450,000     451,724
University of Texas Permanent University Fund, College &
 University Revenue, 5.00%, 7/1/14, Callable on 7/1/08
 @ 100 (PUFG Guaranteed)................................   1,000,000     952,499
                                                                     -----------
                                                                       3,599,473
                                                                     -----------
Utah (3.4%):
Box Elder County School District, G.O., 4.80%, 6/15/01
 (AMBAC Insured)........................................     675,000     680,906
North Davis County Sewer District, G.O., 5.70%, 3/1/02
 (FGIC Insured).........................................     560,000     576,100
                                                                     -----------
                                                                       1,257,006
                                                                     -----------
Vermont (0.7%):
Vermont Municipal Bond Bank, Series 2, 4.50%, 12/1/01
 (AMBAC Insured)........................................     270,000     271,688
                                                                     -----------
Virginia (3.9%):
Loudoun County, Series A, G.O., 5.00%, 12/1/02..........   1,000,000   1,018,750
Virginia State Public Building Authority, Building
 Revenue, Series A, 5.70%, 8/1/00.......................     400,000     404,736
                                                                     -----------
                                                                       1,423,486
                                                                     -----------

Municipal Bonds, continued

                                                             Shares
                                                               or
                        Security                           Principal    Market
                       Description                           Amount     Value
                       -----------                         ---------- ----------
Washington (7.7%):
Clark County Public Utilities District No. 001, Electric
 Revenue, 4.60%, 1/1/01 (FGIC Insured)...................  $  500,000 $  502,280
Grant County Public Utilities District No. 002, Electric
 Revenue, Series F, 4.80%, 1/1/04 (MBIA Insured).........     500,000    503,750
King County School District No. 414, G.O., 5.00%,
 12/1/08.................................................   1,000,000    996,249
Seattle Municipal Light & Power Revenue, 4.80%, 5/1/02...     600,000    606,000
Washington State, Series R-92C, G.O., 5.75%, 9/1/02......     250,000    258,750
                                                                      ----------
                                                                       2,867,029
                                                                      ----------
Wisconsin (1.9%):
Brown County, Series A, G.O., 4.80%, 11/1/01, Callable on
 11/1/00 @ 100...........................................     325,000    326,453
Milwaukee County, Series A, G.O., 5.25%, 9/1/00..........     380,000    383,815
                                                                      ----------
                                                                         710,268
                                                                      ----------
TOTAL MUNICIPAL BONDS                                                 35,609,403
                                                                      ----------

Investment Companies (2.0%):
Federated Tax-Free Fund.................................... 746,000     746,000
Nuveen Tax Exempt Fund.....................................   1,000       1,000
                                                                    -----------
TOTAL INVESTMENT COMPANIES                                              747,000
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $36,830,709)(a)--98.8%                                        36,356,403
Other assets in excess of liabilities--1.2%                             426,076
                                                                    -----------
TOTAL NET ASSETS--100.0%                                            $36,782,479
                                                                    ===========

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation....................................... $ 102,418
      Unrealized depreciation.......................................  (576,724)
                                                                     ---------
      Net unrealized depreciation................................... $(474,306)
                                                                     =========

AMBACAMBAC Indemnity Corp.
FGICFinancial Guaranty Insurance Corp.
FSAFinancial Securities Assurance, Inc.
G.O.General Obligation
MBIAMunicipal Bond Insurance Association
PSFPermanent School Fund
PUFGPermanent University Fund Guarantee
Q-SBLFQualified-School Bond Loan Fund
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Short-Intermediate Municipal Portfolio

 Statement of Assets and Liabilities
                                                               November 30, 1999

Assets:
Investments, at value (cost $36,830,709).................          $36,356,403
Interest and dividends receivable........................              568,368
Prepaid expenses and other assets........................                3,260
                                                                   -----------
 Total Assets............................................           36,928,031
Liabilities:
 Dividends payable....................................... $114,815
 Payable to custodian for overdraft......................      298
 Accrued expenses and other liabilities:
 Investment advisory fees................................   16,763
 Administration fees.....................................      911
 Distribution and administrative services fees...........        4
 Custodian fees..........................................    1,587
 Other liabilities.......................................   11,174
                                                          --------
 Total Liabilities.......................................              145,552
                                                                   -----------
Net Assets:
Capital..................................................           37,259,026
Distributions in excess of net investment income.........                 (320)
Accumulated net realized losses from investment
 transactions............................................               (1,921)
Net unrealized depreciation from investments.............             (474,306)
                                                                   -----------
Net Assets...............................................          $36,782,479
                                                                   ===========
Investor A Shares
 Net Assets..............................................          $    19,783
 Shares..................................................                1,987
 Redemption price per share..............................                $9.96
                                                                         =====
Maximum Sales Charge--Investor A Shares..................                 2.50%
 Maximum Offering Price
  (100%/(100%--Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share................               $10.22
                                                                        ======
Trust Shares
 Net Assets..............................................          $36,762,696
 Shares..................................................            3,703,967
 Offering and redemption price per share.................                $9.93
                                                                         =====

 Statement of Operations
                                            For the year ended November 30, 1999

Investment Income:
Interest income..........................................           $1,771,927
Dividend income..........................................               31,283
                                                                    ----------
 Total Investment Income.................................            1,803,210
Expenses:
Investment advisory fees.................................  $222,864
Administration fees......................................    81,042
Distribution and services fees,
 Investor A Shares.......................................        65
Administrative services fees,
 Trust Shares............................................   121,496
Accounting fees..........................................     8,161
Custodian fees...........................................    19,216
Transfer agent fees......................................    10,474
Other fees...............................................     8,634
                                                           --------
 Total expenses before voluntary fee reductions..........              471,952
 Expenses voluntarily reduced............................             (162,027)
                                                                    ----------
 Net Expenses............................................              309,925
                                                                    ----------
Net Investment Income....................................            1,493,285
                                                                    ----------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions.........               (1,921)
Net change in unrealized appreciation (depreciation) from
 investments.............................................           (1,303,205)
                                                                    ----------
Net realized/unrealized losses from investments..........           (1,305,126)
                                                                    ----------
Change in net assets resulting from operations...........             $188,159
                                                                      ========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Short-Intermediate Municipal Portfolio

 Statements of Changes in Net Assets

                                                         For the       For the
                                                        year ended    year ended
                                                       November 30,  November 30,
                                                           1999          1998
                                                       ------------  ------------
From Investment Activities:
Operations:
 Net investment income...............................  $ 1,493,285   $ 1,470,513
 Net realized gains (losses) from investment
  transactions.......................................       (1,921)       16,005
 Net change in unrealized appreciation (depreciation)
  from investments...................................   (1,303,205)      556,532
                                                       -----------   -----------
Change in net assets resulting from operations.......      188,159     2,043,050
                                                       -----------   -----------
Distributions to Investor A Shareholders:
 From net investment income..........................         (754)         (559)
 From net realized gains from investment
  transactions.......................................          (11)           --
 In excess of net realized gains from investment
  transactions.......................................           (1)           --
Distributions to Trust Shareholders:
 From net investment income..........................   (1,492,531)   (1,469,954)
 In excess of net investment income..................         (320)           --
 From net realized gains from investment
  transactions.......................................      (14,074)           --
 In excess of net realized gains from investment
  transactions.......................................       (1,914)           --
                                                       -----------   -----------
Change in net assets from shareholder distributions..   (1,509,605)   (1,470,513)
                                                       -----------   -----------
Change in net assets from capital transactions.......   (4,789,446)   11,850,687
                                                       -----------   -----------
Change in net assets.................................   (6,110,892)   12,423,224
Net Assets:
 Beginning of period.................................   42,893,371    30,470,147
                                                       -----------   -----------
 End of period.......................................  $36,782,479   $42,893,371
                                                       ===========   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Short-Intermediate Municipal Portfolio

 Financial Highlights, Investor A Shares

                             For the years ended November         July 10, 1995
                                          30,                          to
                            ------------------------------------  November 30,
                             1999       1998     1997     1996      1995 (a)
                            -------    -------  -------  -------  -------------
Net Asset Value, Beginning
 of Period................  $ 10.26    $ 10.11  $ 10.08  $ 10.08     $ 10.00
                            -------    -------  -------  -------     -------
Investment Activities:
 Net investment income....     0.35       0.35     0.37     0.40          --
 Net realized and
  unrealized gains
  (losses) from
  investments.............    (0.30)      0.15     0.03       --        0.08
                            -------    -------  -------  -------     -------
 Total from Investment
  Activities..............     0.05       0.50     0.40     0.40        0.08
                            -------    -------  -------  -------     -------
Distributions:
 Net investment income....    (0.35)     (0.35)   (0.37)   (0.40)         --
 Net realized gains.......       --(e)      --       --       --          --
                            -------    -------  -------  -------     -------
 Total Distributions......    (0.35)     (0.35)   (0.37)   (0.40)         --
                            -------    -------  -------  -------     -------
Net Asset Value, End of
 Period...................  $  9.96    $ 10.26  $ 10.11  $ 10.08     $ 10.08
                            =======    =======  =======  =======     =======
Total Return (excludes
 sales charge)............     0.41%      5.16%    4.12%    4.02%       0.80%(b)
Ratios/Supplementary Data:
Net Assets at end of
 period (000).............  $    20    $    32  $    16  $    51     $    -- (c)
Ratio of expenses to
 average net assets.......     1.02%      0.89%    0.62%    0.56%       0.00%(d)
Ratio of net investment
 income to average net
 assets...................     3.43%      3.54%    3.78%    3.83%       0.00%(d)
Ratio of expenses to
 average net assets*......     1.19%      1.21%    1.32%    1.26%       0.00%(d)
Portfolio turnover**......       --      18.58%      --       --          --
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.(a) Period from commencement of operations.(b) Not annualized.(c) Only one Investor A Share, worth $10.08, was outstanding as of November 30, 1995.(d) Annualized.
(e)Distribution per share from net realized gain was less than $0.005.


Financial Highlights, Trust Shares

                             For the years ended November         July 10, 1995
                                          30,                          to
                            ------------------------------------  November 30,
                             1999       1998     1997     1996      1995 (a)
                            -------    -------  -------  -------  -------------
Net Asset Value, Beginning
 of Period................  $ 10.25    $ 10.10  $ 10.07  $ 10.07     $ 10.00
                            -------    -------  -------  -------     -------
Investment Activities:
 Net investment income....     0.37       0.38     0.40     0.41        0.14
 Net realized and
  unrealized gains
  (losses) from
  investments.............    (0.32)      0.15     0.03       --        0.07
                            -------    -------  -------  -------     -------
 Total from Investment
  Activities..............     0.05       0.53     0.43     0.41        0.21
                            -------    -------  -------  -------     -------
Distributions:
 Net investment income....    (0.37)     (0.38)   (0.40)   (0.41)      (0.14)
 Net realized gains.......       --(d)      --       --       --          --
                            -------    -------  -------  -------     -------
 Total Distributions......    (0.37)     (0.38)   (0.40)   (0.41)      (0.14)
                            -------    -------  -------  -------     -------
Net Asset Value, End of
 Period...................  $  9.93    $ 10.25  $ 10.10  $ 10.07     $ 10.07
                            =======    =======  =======  =======     =======
Total Return..............     0.55%      5.36%    4.39%    4.15%       2.15%(b)
Ratios/Supplementary Data:
Net Assets at end of
 period (000).............  $36,763    $42,862  $30,454  $29,472     $23,754
Ratio of expenses to
 average net assets.......     0.77%      0.64%    0.38%    0.31%       0.47%(c)
Ratio of net investment
 income to average net
 assets...................     3.69%      3.75%    4.00%    4.07%       3.81%(c)
Ratio of expenses to
 average net assets*......     1.17%      1.20%    1.33%    0.96%       1.12%(c)
Portfolio turnover**......       --      18.58%      --       --          --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.(d) Distribution per share from net realized gain was less than $0.005.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 Mercantile Missouri Tax-Exempt Bond Portfolio+

  Q. What were conditions in the Missouri municipal bond market during the 12 months ended November 30, 1999?

  A. Interest rates rose during most of the period, driven by investors' fears that strong economic growth would cause the Fed to raise short-term interest rates to ease inflationary pressures. The Fed eventually did raise rates three times, in June, August and November, which led to lower returns across the bond market. Supply in the Missouri market was tight, but we were able to find attractive opportunities at reasonable valuations.

  Q. How did you position the Portfolio in that environment?

  A. The average maturity of the Portfolio remained near the upper end of its range during the period (roughly eight to nine years) in order to capture additional yield for shareholders. The average maturity of the Portfolio is shorter than the average maturity of most Missouri funds. That strategy benefited the Portfolio during the recent period, as interest rates rose and shorter-term issues outperformed longer-term bonds.

  Q. What was the average credit rating of the Portfolio's holdings?

  A. The Portfolio's credit rating remained very high, at AA1. That approach benefited the Portfolio during the period, as investors favored high-quality, liquid issues. The additional yield available on lower-rated municipal bonds was not enough to justify their additional risk.

  Q. What is your outlook for the U.S. economy and for the Missouri municipal bond market going forward?

  A. We expect moderate economic growth and low inflation during the coming months. However, signs of rising inflation could lead the Fed to raise short-term rates yet again. In that uncertain environment, the overall bond market probably will trade in a narrow range, with long-term yields between 6.1% and 6.5%. We expect demand for municipal bonds to remain strong during the coming months and supply in the Missouri market to be relatively tight. Those factors likely will help the municipal market perform well relative to the taxable bond market.

  Q. How will you manage the Portfolio in that environment?

  A. We will invest new cash in longer-term bonds to increase the Portfolio's average maturity to around 10 years, aiming to capture additional yield for shareholders. As always, we will favor bonds with very high credit quality and seek opportunities to capture value in the Missouri market.
-----
+ The Portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional investing involves additional risk since investments are limited to one geographical region.

                 Mercantile Missouri Tax-Exempt Bond Portfolio

                                    [CHART]
Value of a $10,000 Investment
                                                                 Lehman Brothers
                   Investor A      Investor A     Investor B     Municipal
                   (No Load)       (Load)*        (No CDSC)      Bond Index

11/89                10,000          9,550         10,000         10,000
11/90                10,600.03      10,094.77      10,599.83      10,770
11/91                11,603.82      11,051.21      11,606.71      11,875
11/92                12,753.10      12,145.40      12,759.04      13,066
11/93                14,092.63      13,422.10      14,101.55      14,514
11/94                13,227.44      12,597.37      13,235.80      13,752
11/95                15,658.57      14,912.30      15,565.40      16,351
11/96                16,347.28      15,569.15      16,106.71      17,312
11/97                17,371.73      16,545.40      16,981.93      18,553
11/98                18,468.49      17,588.80      17,910.50      19,993
11/99                18,081.10      17,220.34      17,409.64      19,778
-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                        1 Year      5 Year      10 Year
-------------------------------------------------------------------------------
-
Investor A (No Load)    -2.09%      6.45%       6.10%
-------------------------------------------------------------------------------
-
Investor A*             -6.73%      5.42%       5.59%
-------------------------------------------------------------------------------
-
Investor B (No CDSC)    -2.79%      5.63%       5.70%
-------------------------------------------------------------------------------
-
Investor B (CDSC)**     -7.48%      5.47%       5.70%
-------------------------------------------------------------------------------
-
*    Reflects 4.75% sales charge.
**   Reflects applicable contingent deferred sales charge (maximum 5.00%).

                                    [CHART]
Value of a $10,000 Investment
                                              Lehman Brothers
                                              Municipal
                              Trust           Bond Index
11/89                         10,000           10,000
11/90                         10,627.58        10,770
11/91                         11,649.45        11,875
11/92                         12,822.83        13,066
11/93                         14,198.52        14,514
11/94                         13,353.13        13,752
11/95                         15,836.78        16,351
11/96                         16,565.94        17,312
11/97                         17,640.32        18,553
11/98                         18,790.46        19,993
11/99                         18,449.55        19,778
-------------------------------------------------------------------------------
-
                         Average Annual Total Returns
                                as of 11/30/99
-------------------------------------------------------------------------------
-
                          1 Year     5 Year    10 Year
-------------------------------------------------------------------------------
-
Trust                     -1.81%      6.68%     6.32%
-------------------------------------------------------------------------------
-

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Missouri Tax-Exempt Bond Portfolio is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the total return of municipal bonds. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 4.75% sales charge on Investor A Shares.

  The Portfolio commenced operations on July 5, 1988 as a separate investment portfolio (the "Predecessor Portfolio") of The Arch Tax-Exempt Trust. On October 2, 1995, the Predecessor Portfolio was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Prior to the reorganization, the Predecessor Portfolio offered and sold shares that were similar to the Portfolio's Investor A, Investor B and Trust Shares. Total returns for periods prior to October 2, 1995, reflect the performance of the Predecessor Portfolio.

  Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio, which has been restated to reflect the contingent deferred sales charge payable by holders of Investor B Shares who redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Investor B Shares (CDSC) are not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply. After six years, the performance for Investor B Shares (CDSC) mirrors the Investor B Shares (No CDSC) performance.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Missouri Tax-Exempt Bond Portfolio                             November 30, 1999

Municipal Bonds (95.0%):

                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------

Missouri (89.8%):
Clayton School District, G.O., 5.00%, 3/1/17, Callable
 on 3/1/07 @ 101......................................  $3,325,000 $  3,029,906
Columbia, G.O., 5.50%, 10/1/03........................     595,000      616,569
Columbia, G.O., 5.50%, 10/1/03........................     660,000      682,275
Columbia, Water & Electrical Revenue, Series A, 6.13%,
 10/1/12, Prerefunded on 10/1/02 @ 102................   1,000,000    1,061,250
Franklin County Reorganized School District, No. R-XI,
 G.O., 5.75%, 3/1/13, Callable 3/1/03 @ 100
 (FGIC Insured).......................................     110,000      111,925
Franklin County Reorganized School District, No. R-XI,
 G.O., 5.75%, 3/1/13, Prerefunded on 3/1/03 @ 100
 (FGIC Insured).......................................     640,000      659,200
Hazelwood School District, G.O., 5.85%, 3/1/09,
 Callable on 3/1/04 @ 100.............................   1,000,000    1,033,750
Jackson County School District, G.O., 4.85%, 3/1/13,
 Callable on 3/1/08 @ 100.............................   2,000,000    1,885,000
Jefferson City School District, Series A, 6.70%,
 3/1/11...............................................   1,000,000    1,103,750
Kansas City School District Building, Capital
 Improvement Project, 5.00%, 2/1/14, Callable on
 2/1/04 @ 102 (FGIC Insured)..........................   2,230,000    2,107,350
Kansas City School District Building, Capital
 Improvement Project, 5.15%, 2/1/08, Callable on
 2/1/04 @ 102 (FGIC Insured)..........................   2,415,000    2,430,094
Kansas City School District Building, Elementary
 School Project, Series D, 5.00%, 2/1/14, Callable on
 2/1/04 @ 102 (FGIC Insured)..........................   1,000,000      945,000
Kansas City School District Building, Series C, 5.38%,
 7/1/05, Callable on 7/1/03 @ 101 (FGIC Insured)......   1,000,000    1,025,000
Kansas City Sewer Revenue, 5.75%, 3/1/01..............   1,000,000    1,018,750
Kansas City Water Revenue, Series A, 5.00%, 12/1/11,
 Callable 12/1/08 @ 101...............................   4,390,000    4,291,225
Kansas City Water Revenue, Series B, 5.00%, 12/1/16,
 Callable on 12/1/06 @ 101............................   2,200,000    2,037,750
Kansas City, Series A, G.O., 5.25%, 9/1/12, Callable
 on 3/1/08 @ 101......................................   3,980,000    3,950,150
Mehlville School District No. 09, G.O., 6.00%,
 2/15/13, Callable on 2/15/03 @ 102 (MBIA Insured)....   1,500,000    1,590,000
Missouri Health & Educational Facilities Authority,
 Health Facilities Revenue, Nurshome Hospital, 5.00%,
 5/15/28, Callable on 5/15/08 @ 101...................   3,105,000    2,615,963
Missouri Southern State College Revenue, 5.25%,
 12/1/12, Prerefunded on 12/1/02 @ 100
 (MBIA Insured).......................................     750,000      767,813

Municipal Bonds, continued

                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------

Missouri, continued:
Missouri State Board of Public Buildings, 6.40%,
 12/1/09, Callable on 12/1/01 @ 100...................  $1,500,000 $  1,545,000
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series A, 6.45%, 7/1/08, Callable on 7/1/02 @ 102....   1,000,000    1,063,750
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series A, 6.88%, 6/1/14, Callable on 12/1/01 @ 102...   1,100,000    1,164,625
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series A, 6.55%, 7/1/14, Callable on 7/1/02 @ 102....     500,000      528,750
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series A, 5.00%, 1/1/19, Callable 7/1/08 @ 101.......   2,200,000    1,985,500
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series B, 5.25%, 1/1/15, Callable on 1/1/09 @ 101....   2,180,000    2,098,250
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series D, 5.88%, 1/1/15, Callable on 1/1/06 @ 101....   1,000,000    1,021,250
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series E, 5.63%, 7/1/16, Callable on 7/1/06 @ 101....   1,250,000    1,250,000
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Barnes
 Hospital, 7.13%, 12/15/12, Prerefunded on 12/15/00
 @ 102................................................     500,000      525,565
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Barnes-Jewish,
 Inc., Series A, 5.25%, 5/15/21, Callable on 5/15/03 @
 102..................................................   2,500,000    2,240,625
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Bethesda Eye
 Institute, 6.63%, 11/1/09, Prerefunded on 11/1/01 @
 102 (LOC-Credit Local de France).....................     600,000      636,750
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, BJC Health
 Systems, Series A, 6.75%, 5/15/12....................   1,000,000    1,125,000

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Missouri Tax-Exempt Bond Portfolio                             November 30, 1999

Municipal Bonds, continued

                        Security                           Principal     Market
                       Description                           Amount      Value
                       -----------                         ---------- ------------

Missouri, continued
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, Children's Mercy Hospital
 Projects, 5.63%, 5/15/12, Callable on 5/15/03 @ 101
 (MBIA Insured)..........................................  $1,200,000 $  1,216,500
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, Freeman Hospital Project,
 Series A, 5.38%, 2/15/14, Callable on 2/15/04 @ 102 (FSA
 Insured)................................................   1,000,000      982,500
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, Sisters of Mercy Health
 System, Series A, 6.25%, 6/1/15, Callable on 6/1/02 @
 102
 (MBIA Insured)..........................................     750,000      780,000
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, SSM Health Care System,
 Series A, 5.00%, 6/1/10, Callable on 6/1/08 @ 101 (MBIA
 Insured)................................................   1,500,000    1,468,125
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, SSM Health Care System,
 Series A, 5.00%, 6/1/18, Callable on 6/1/08 @ 101 (MBIA
 Insured)................................................   3,895,000    3,500,631
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, SSM Health Care System,
 Series AA, 6.25%, 6/1/16, Callable on 6/1/02 @ 102 (MBIA
 Insured)................................................   1,610,000    1,680,438
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, SSM Health Care System,
 Series AA, 6.25%, 6/1/16, Prerefunded on 6/1/02 @ 102
 (MBIA Insured)..........................................     390,000      413,888
Missouri State Health & Educational Facilities Authority,
 Health Facilities Revenue, St. Luke's Health System,
 5.10%, 11/15/13, Callable on 11/15/03 @ 102 (MBIA
 Insured)................................................   2,000,000    1,912,500
Missouri State Higher Education Loan Authority, Student
 Loan Revenue, Series A, 5.75%, 2/15/02..................   1,000,000    1,021,250
Missouri State Housing Development Revenue, 6.60%,
 7/1/24, Callable on 1/1/03 @ 100 (FHA Insured).............  835,000      851,700
Missouri State Housing Development Revenue, Series B,
 7.00%, 9/1/10, Callable on 9/1/01 @ 102
 (FHA Insured)...........................................     455,000      472,631
Missouri State Housing Development Revenue, Series C,
 6.90%, 7/1/18, Callable on 1/1/02 @ 102.................     370,000      381,100
Missouri State Water Pollution Control Revenue, Series A,
 G.O., 5.75%, 8/1/18, Callable on 8/1/06 @ 100...........   2,085,000    2,087,606

Municipal Bonds, continued

                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------

Missouri, continued
Missouri State Water Pollution Control Revenue, Series
 A, G.O., 5.75%, 8/1/12, Callable on 8/1/02 @ 100......  $1,000,000 $  1,022,500
Missouri State, Fourth Street Building, Series A, G.O.,
 5.40%, 8/1/09, Callable on 8/1/06 @ 100...............   2,000,000    2,057,500
Missouri State, Third Street Building, Series A, G.O.,
 5.25%, 8/1/08, Callable on 8/1/02 @ 100...............   1,000,000    1,010,000
Missouri Western State College Revenue, 5.40%, 10/1/16,
 Callable on 10/1/03 @ 102 (MBIA Insured)..............   1,000,000      975,000
Missouri, Series A, G.O., 5.13%, 8/1/09, Callable on
 8/1/02 @ 100..........................................   1,000,000    1,005,000
North Kansas City Hospital Revenue, 5.00%, 11/15/28,
 Callable on 11/15/08 @ 101 (AMBAC Insured)............   3,000,000    2,598,750
O'Fallon, G.O., 5.75%, 3/1/10, Callable on 3/1/01 @ 100
 (MBIA Insured)........................................     570,000      577,125
Phelps County Hospital Revenue, Phelps County Regional
 Medical Center, 8.20%, 3/1/05, Prerefunded on 3/1/00 @
 102...................................................     600,000      618,108
Sikeston Electric Revenue, 5.00%, 6/1/22, Callable on
 6/1/06 @ 101 (MBIA Insured)...........................   1,000,000      890,000
Sikeston Electric Revenue, 6.25%, 6/1/22, Prerefunded
 on 6/1/02 @ 102 (MBIA Insured)........................   1,000,000    1,061,250
Southeast Missouri Correctional Facilities Revenue,
 5.75%, 10/15/08, Callable on 10/15/00 @ 102...........     500,000      507,500
Southeast Missouri Correctional Facilities Revenue,
 5.75%, 10/15/16, Callable on 10/15/02 @ 100...........     500,000      502,500
Springfield School District No. R-12, Series A, G.O.,
 5.25%, 3/1/11, Callable on 3/1/03 @ 100
 (MBIA Insured)........................................   2,000,000    2,002,500
Springfield Water Works Revenue, Series A, 5.60%,
 5/1/23, Callable on 5/1/03 @ 102......................   2,000,000    2,082,500
St. Charles County Community College, G.O., 6.00%,
 2/15/09, Callable on 2/15/01 @ 102 (AMBAC Insured)....   1,000,000    1,032,500
St. Charles County Public Facilities Authority,
 Leasehold Revenue, 6.38%, 3/15/07, Callable on 3/15/02
 @ 102 (FGIC Insured)..................................     500,000      524,375
St. Louis Co., G.O., 5.00%, 2/1/12.....................   3,250,000    3,172,813
St. Louis County Industrial Development Authority,
 Health Facility Revenue, Lutheran Health Care
 Association, Series A, 7.38%, 2/1/14, Prerefunded on
 2/1/02 @ 102..........................................     800,000      861,000
St. Louis County Industrial Development Authority,
 Pollution Control Revenue, Anheuser-Busch Co. Project,
 6.65%, 5/1/16.........................................     400,000      431,000

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
Missouri Tax-Exempt Bond Portfolio                            November 30, 1999

Municipal Bonds, continued

                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------

Missouri, continued
St. Louis County, Pattonville R-3 School District,
 G.O., 6.25%, 2/1/10, Prerefunded on 2/1/02 @ 100
 (FGIC Insured)........................................  $  750,000 $    776,250
St. Louis County, Rockwood School District No. R-6,
 G.O., 5.00%, 2/1/04, Callable on 2/1/02 @ 101.........   1,000,000    1,017,500
St. Louis County, Series B, G.O., 5.50%, 2/1/13,
 Callable on 2/1/03 @ 100..............................   2,500,000    2,553,125
St. Louis Public Safety, G.O., 5.13%, 2/15/17, Callable
 on 8/15/09 @ 100 (FGIC Insured).......................   4,185,000    3,892,050
St. Louis Water Revenue, 6.00%, 7/1/14, Prerefunded on
 7/1/04 @ 102 (FGIC Insured)...........................     500,000      536,250
St. Peters, G.O., 5.85%, 1/1/13, Prerefunded on 1/1/02
 @ 102.................................................   1,065,000    1,114,256
St. Peters, G.O., 5.80%, 1/1/09, Prerefunded on 1/1/02
 @ 102.................................................   1,740,000    1,818,300
University City Industrial Development Authority,
 Multifamily Housing Revenue, Series A, 5.95%,
 12/20/25, Callable on 12/20/05 @ 102..................   1,400,000    1,408,750
University Health Facilities Revenue, University of
 Missouri Health System, Series A, 5.60%, 11/1/26,
 Callable on 11/1/06 @ 102 (AMBAC Insured).............   5,000,000    4,762,499
University of Missouri Health Systems, Series A, 5.13%,
 11/1/28, Callable on 11/1/08 @ 100 (AMBAC Insured)....   4,000,000    3,505,000
University of Missouri, University Revenue, 5.50%,
 11/1/23, Callable on 11/1/03 @ 101....................   2,000,000    1,915,000
University of Missouri, University Revenue, 5.80%,
 11/1/27, Callable on 11/1/07 @ 101....................   5,000,000    4,912,499
University of Missouri, University Revenue, 5.50%,
 11/1/21, Callable on 11/1/07 @ 101....................   3,000,000    2,880,000
University of Missouri, University Revenue, Series A,
 6.50%, 11/1/11, Prerefunded on 11/1/00 @ 102 (AMBAC
 Insured)..............................................     925,000      963,804
Wentzville School District No. R-4, G.O., 5.10%,
 3/1/18, Callable on 3/1/08 @ 100 (FSA Insured)........   3,000,000    2,763,750
                                                                    ------------
                                                                     122,667,608
                                                                    ------------

Municipal Bonds, continued

                                                          Shares
                                                            or
                       Security                         Principal     Market
                      Description                         Amount      Value
                      -----------                       ---------- ------------

Puerto Rico (5.2%):
Puerto Rico Commonwealth, G.O., 6.45%, 7/1/17,
 Prerefunded on 7/1/04 @ 101.5......................... $  500,000 $    548,750
Puerto Rico Commonwealth, Series A, G.O., 6.00%,
 7/1/06, Callable on 7/1/02 @ 101.5....................  1,000,000    1,045,000
Puerto Rico Public Buildings Authority, Public
 Education and Health Facilities Revenue, Series B,
 5.00%, 7/1/27, Callable on 7/1/07 @ 101.5 (AMBAC
 Insured)..............................................  4,000,000    3,535,000
Puerto Rico Public Buildings Authority, Public
 Education and Health Facilities Revenue, Series M,
 5.50%, 7/1/21, Callable on 7/1/03 @ 101.5.............  2,000,000    1,912,500
                                                                   ------------
                                                                      7,041,250
                                                                   ------------
TOTAL MUNICIPAL BONDS                                               129,708,858
                                                                   ------------

Investment Companies (3.9%):

Federated Tax-Free Fund................................  3,951,000    3,951,000
Nuveen Tax Exempt Fund.................................  1,436,000    1,436,000
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                            5,387,000
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $137,648,595)(a)--98.9%                                      135,095,858
Other assets in excess of liabilities--1.1%                           1,507,108
                                                                   ------------
TOTAL NET ASSETS--100.0%                                           $136,602,966
                                                                   ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation..  $ 1,849,872
      Unrealized depreciation..   (4,402,609)
                                 -----------
      Net unrealized deprecia-
       tion....................  $(2,552,737)
                                 ===========

AMBACAMBAC Indemnity Corp.
FGICFinancial Guaranty Insurance Corp.
FHAFederal Housing Administration
FSAFinancial Securities Assurance, Inc.
G.O.General Obligation
LOCLetter of Credit
MBIAMunicipal Bond Insurance Association
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Missouri Tax-Exempt Bond Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1999

Assets:
Investments, at value (cost $137,648,595)...............          $135,095,858
Interest and dividends receivable.......................             2,113,274
Prepaid expenses and other assets.......................                 5,260
                                                                  ------------
 Total Assets...........................................           137,214,392
Liabilities:
Dividends payable....................................... $529,809
Payable to custodian for overdraft......................       66
Accrued expenses and other liabilities:
 Investment advisory fees...............................   50,723
 Administration fees....................................    3,371
 Distribution and administrative services fees..........    6,422
 Custodian fees.........................................    4,786
 Other liabilities......................................   16,249
                                                         --------
 Total Liabilities......................................               611,426
                                                                  ------------
Net Assets:
Capital.................................................           139,179,614
Distributions in excess of net investment income........               (31,632)
Accumulated net realized gains from investment
 transactions...........................................                 7,721
Net unrealized depreciation from investments............            (2,552,737)
                                                                  ------------
Net Assets..............................................          $136,602,966
                                                                  ============
Investor A Shares
 Net Assets.............................................          $ 21,241,537
 Shares.................................................             1,877,478
 Redemption price per share.............................                $11.31
                                                                        ======
Maximum Sales Charge--Investor A Shares.................                  4.75%
 Maximum Offering Price
  (100%/(100%--Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share...............                $11.87
                                                                        ======
Investor B Shares
 Net Assets.............................................          $  3,519,467
 Shares.................................................               311,259
 Offering price per share*..............................                $11.31
                                                                        ======
Trust Shares
 Net Assets.............................................          $111,841,962
 Shares.................................................             9,882,228
 Offering and redemption price per share................                $11.32
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

 Statement of Operations

                                            For the year ended November 30, 1999

Investment Income:
Interest income.........................................          $ 6,501,432
Dividend income.........................................              242,247
                                                                  -----------
 Total Investment Income................................            6,743,679
Expenses:
Investment advisory fees................................ $586,025
Administration fees.....................................  260,457
Distribution and services fees,
 Investor A Shares......................................   69,307
Distribution and services fees,
 Investor B Shares......................................   33,805
Administrative services fees, Trust Shares..............  311,235
Accounting fees.........................................   10,081
Custodian fees..........................................   62,245
Transfer agent fees.....................................   32,153
Other fees..............................................   55,865
                                                         --------
 Total expenses before voluntary fee reductions.........            1,421,173
 Expenses voluntarily reduced...........................             (475,511)
                                                                  -----------
 Net Expenses...........................................              945,662
                                                                  -----------
Net Investment Income...................................            5,798,017
                                                                  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions.........                7,718
Net change in unrealized appreciation (depreciation)
 from investments.......................................           (8,451,546)
                                                                  -----------
Net realized/unrealized losses from investments.........           (8,443,828)
                                                                  -----------
Change in net assets resulting from operations..........          $(2,645,811)
                                                                  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Missouri Tax-Exempt Bond Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  5,798,017  $  4,850,391
 Net realized gains from investment transactions...        7,718       281,600
 Net change in unrealized appreciation (deprecia-
  tion) from investments...........................   (8,451,546)    1,598,199
                                                    ------------  ------------
Change in net assets resulting from operations.....   (2,645,811)    6,730,190
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (994,373)   (1,054,885)
 In excess of net investment income................       (5,425)           --
 From net realized gains from investment transac-
  tions............................................      (31,904)           --
Distributions to Investor B Shareholders:
 From net investment income........................     (119,095)      (70,214)
 In excess of net investment income................         (650)           --
 From net realized gains from investment transac-
  tions............................................       (3,590)           --
Distributions to Trust Shareholders:
 From net investment income........................   (4,684,549)   (3,725,292)
 In excess of net investment income................      (25,557)           --
 From net realized gains from investment transac-
  tions............................................     (127,535)           --
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................   (5,992,678)   (4,850,391)
                                                    ------------  ------------
Change in net assets from capital transactions.....   24,732,551    18,078,730
                                                    ------------  ------------
Change in net assets...............................   16,094,062    19,958,529
Net Assets:
 Beginning of period...............................  120,508,904   100,550,375
                                                    ------------  ------------
 End of period..................................... $136,602,966  $120,508,904
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Missouri Tax-Exempt Bond Portfolio

 Financial Highlights, Investor A Shares

                                                                    For the
                                                                   six months     For the
                          For the years ended November 30,           ended       year ended
                         ---------------------------------------  November 30,    May 31,
                           1999       1998      1997      1996      1995 (d)      1995 (a)
                         --------   --------  --------  --------  ------------   ----------
Net Asset Value,
 Beginning of Period.... $  12.08   $  11.87  $  11.69  $  11.74    $ 11.52       $ 11.13
                         --------   --------  --------  --------    -------       -------
Investment Activities
 Net investment income..     0.50       0.52      0.53      0.55       0.27          0.55
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.74)      0.21      0.18     (0.05)      0.22          0.40
                         --------   --------  --------  --------    -------       -------
 Total from Investment
  Activities............    (0.24)      0.73      0.71      0.50       0.49          0.95
                         --------   --------  --------  --------    -------       -------
Distributions
 Net investment income..    (0.51)     (0.52)    (0.53)    (0.55)     (0.27)        (0.55)
 Net realized gains.....    (0.02)        --        --        --         --         (0.01)
                         --------   --------  --------  --------    -------       -------
 Total Distributions....    (0.53)     (0.52)    (0.53)    (0.55)     (0.27)        (0.56)
                         --------   --------  --------  --------    -------       -------
Net Asset Value, End of
 Period................. $  11.31   $  12.08  $  11.87  $  11.69    $ 11.74       $ 11.52
                         ========   ========  ========  ========    =======       =======
Total Return (excludes
 sales charge)..........    (2.09)%     6.31%     6.27%     4.41%      4.32%(b)      8.91%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $ 21,242   $ 23,611  $ 23,722  $ 25,144    $24,726       $24,318
Ratio of expenses to
 average net assets.....     0.86%      0.86%     0.86%     0.85%      0.95%(c)      0.84%
Ratio of net investment
 income to average net
 assets.................     4.30%      4.38%     4.57%     4.75%      4.64%(c)      5.02%
Ratio of expenses to
 average net assets*....     1.07%      1.06%     1.06%     1.05%      1.18%(c)      1.18%
Portfolio turnover**....     0.76%      6.14%     3.50%     3.66%      1.55%           --
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September
27, 1994, the Portfolio redesignated the Investor Shares as "Investor A"
Shares, and authorized the issuance of a series of shares designated as
"Investor B" Shares. (b) Not annualized. (c) Annualized. (d) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio
changed its fiscal year end from May 31 to November 30.

 Financial Highlights, Investor B Shares

                                                                    For the
                                                                   six months     March 1,
                          For the years ended November 30,           ended        1995 to
                         ---------------------------------------  November 30,    May 31,
                           1999       1998      1997      1996      1995 (e)      1995 (a)
                         --------   --------  --------  --------  ------------   ----------
Net Asset Value,
 Beginning of Period.... $  12.07   $  11.86  $  11.68  $  11.74    $ 11.52       $ 11.19
                         --------   --------  --------  --------    -------       -------
Investment Activities
 Net investment income..     0.41       0.43      0.44      0.45       0.22          0.11
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.73)      0.21      0.18     (0.06)      0.22          0.33
                         --------   --------  --------  --------    -------       -------
 Total from Investment
  Activities............    (0.32)      0.64      0.62      0.39       0.44          0.44
                         --------   --------  --------  --------    -------       -------
Distributions
 Net investment income..    (0.42)     (0.43)    (0.44)    (0.45)     (0.22)        (0.11)
 Net realized gains.....    (0.02)        --        --        --         --            --
                         --------   --------  --------  --------    -------       -------
 Total Distributions....    (0.44)     (0.43)    (0.44)    (0.45)     (0.22)        (0.11)
                         --------   --------  --------  --------    -------       -------
Net Asset Value, End of
 Period................. $  11.31   $  12.07  $  11.86  $  11.68    $ 11.74       $ 11.52
                         ========   ========  ========  ========    =======       =======
Total Return (excludes
 redemption charge).....    (2.79)%     5.47%     5.43%     3.48%      3.88%(b)      8.61%(c)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  3,519   $  2,496  $  1,398  $    675    $   433       $    94
Ratio of expenses to
 average net assets.....     1.66%      1.66%     1.66%     1.65%      1.77%(d)      1.76%(d)
Ratio of net investment
 income to average net
 assets.................     3.51%      3.57%     3.76%     3.96%      3.82%(d)      4.00%(d)
Ratio of expenses to
 average net assets*....     1.77%      1.76%     1.76%     1.75%      1.87%(d)      1.88%(d)
Portfolio turnover**....     0.76%      6.14%     3.50%     3.66%      1.55%           --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September 27, 1994, the Portfolio redesignated Investor shares as "Investor A" shares and authorized the issuance of a third series of shares designated as "Investor B" shares. These financial highlights of Investor B shares cover the period from March 1, 1995 (commencement of operations) through May 31, 1995.
(b) Not annualized. (c) Represents total return for the Investor A Shares from June 1, 1994 to February 28, 1995, plus the total return for the Investor B Shares for the period from March 1, 1995 to May 31, 1995. (d) Annualized. (e) Upon reorgainizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Missouri Tax-Exempt Bond Portfolio

 Financial Highlights, Trust Shares

                                                                 For the
                                                                six months     For the
                         For the years ended November 30,         ended       year ended
                         ------------------------------------  November 30,    May 31,
                           1999      1998     1997     1996      1995 (c)        1995
                         --------   -------  -------  -------  ------------   ----------
Net Asset Value,
 Beginning of Period.... $  12.08   $ 11.87  $ 11.69  $ 11.74    $ 11.52       $ 11.13
                         --------   -------  -------  -------    -------       -------
Investment Activities
 Net investment income..     0.53      0.55     0.56     0.57       0.28          0.57
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.74)     0.21     0.18    (0.05)      0.22          0.40
                         --------   -------  -------  -------    -------       -------
 Total from Investment
  Activities............    (0.21)     0.76     0.74     0.52       0.50          0.97
                         --------   -------  -------  -------    -------       -------
Distributions
 Net investment income..    (0.53)    (0.55)   (0.56)   (0.57)     (0.28)        (0.57)
 Net realized gains.....    (0.02)       --       --       --         --         (0.01)
                         --------   -------  -------  -------    -------       -------
 Total Distributions....    (0.55)    (0.55)   (0.56)   (0.57)     (0.28)        (0.58)
                         --------   -------  -------  -------    -------       -------
Net Asset Value, End of
 Period................. $  11.32   $ 12.08  $ 11.87  $ 11.69    $ 11.74       $ 11.52
                         ========   =======  =======  =======    =======       =======
Total Return............    (1.81)%    6.52%    6.48%    4.62%      4.41%(a)      9.12%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $111,842   $94,402  $75,431  $55,905    $47,773       $44,336
Ratio of expenses to
 average net assets.....     0.66%     0.66%    0.66%    0.65%      0.78%(b)      0.64%
Ratio of net investment
 income to average net
 assets.................     4.51%     4.57%    4.76%    4.95%      4.83%(b)      5.22%
Ratio of expenses to
 average net assets*....     1.07%     1.06%    1.06%    0.75%      0.88%(b)      1.16%
Portfolio turnover**....     0.76%     6.14%    3.50%    3.66%      1.55%           --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Not annualized. (b) Annualized. (c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 Mercantile National Municipal Bond Portfolio+


  Q. What were conditions in the economy and the municipal bond market during the 12 months ended November 30, 1999?

  A. Interest rates rose during much of the period, due to conflicting data about the strength of the U.S. economy. It appeared at times that the economy was growing at a moderate pace and inflation would remain low. But recurrent signs of rapid economic growth caused the Fed to raise short-term rates on three occasions in order to head off inflation.

  Q. How did the municipal bond market perform in that environment?

  A. The performance of both the municipal bond market and the overall bond market were dampened by rising interest rates. Longer-term municipal bonds trailed shorter-term munis in that environment. Municipal bonds outperformed taxable bonds, in part because supply for municipal issues was relatively weak. Because of rising interest rates, there were fewer municipal refundings. There were, however, some attractive opportunities among new municipal issues.

  Q. How did you position the Portfolio in that environment?

  A. We reduced the Portfolio's average maturity slightly during the period-- from around ten years to approximately nine years. That move helped support the Portfolio's total return as interest rates rose without giving up much yield.

  The average credit rating of the Portfolio remained very high, at AA1. The yield advantage on lower-quality bonds was not sufficient to make up for those issues' additional risk. Our approach helped performance, as investors continued to favor high-quality, liquid issues during the period.

  Q. In what sectors of the municipal market did you find attractive opportunities?

  A. The Portfolio did not make large sector bets. However, we found opportunities to capture attractive yields among health-care bonds early in the period. We later reduced the Portfolio's holdings in that sector.*

  Q. What is your outlook for the months ahead?

  A. In our opinion, the economy will likely grow at a moderate pace, with low inflation. However, the Fed may raise rates in 2000 if inflation appears to be in danger of rising. In that somewhat uncertain environment, the overall bond market will likely trade in a narrow range, with long-term yields between 6.1% and 6.5%. Demand for municipal bonds should remain strong, and the municipal market should continue to perform well relative to the taxable bond market.

  Q. How will you manage the Portfolio given those conditions?

  A. We will maintain the Portfolio's current position, with an average maturity of between nine and ten years, in order to capture attractive yields for shareholders. We also will continue to invest in bonds with very high credit ratings, because the higher yields of lower-quality bonds do not justify their additional risk.
-----
+ The Portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
* Portfolio composition is subject to change.

                  Mercantile National Municipal Bond Portfolio

                                    [CHART]
Value of a $10,000 Investment
                                                                Lehman Brothers
           Investor A   Investor A   Investor B   Investor B   10 year Municipal
            (No Load)     (Load)*     (No CDSC)     (CDSC)        Bond Index
11/18/96     10,000       9,551        10,000       10,000          10,000
11/30/97     10,073       9,620        10,070        9,570          10,566
11/97        10,839      10,352        10,775       10,275          11,311
11/98        11,658      11,135        11,496       11,196          12,192
11/99        11,324      10,785        11,032       10,750          12,141
---------------------------------------------------------
             Average Annual Total Returns
                    as of 11/30/99
---------------------------------------------------------
                                               Since
                                             Inception
                              1 Year         (11/18/96)
---------------------------------------------------------
Investor A (No Load)          -2.87%            4.18%
---------------------------------------------------------
Investor A*                   -7.48%            2.52%
---------------------------------------------------------
Investor B (No CDSC)          -4.03%            3.29%
---------------------------------------------------------
Investor B (CDSC)**           -8.63%            2.41%
---------------------------------------------------------
*    Reflects 4.75% sales charge.
**   Reflects applicable contingent deferred sales charge (maximum 5.00%).

                                    [CHART]
Value of a $10,000 Investment

                                   Lehman Brothers
                                  10 Year Municipal
                  Trust              Bond Index
11/18/96         10,000                10,000
11/30/97         10,074                10,566
11/30/97         10,876                11,311
11/98            11,720                12,192
11/99            11,372                12,141
---------------------------------------------------------
                Average Annual Returns
                    as of 11/30/99
---------------------------------------------------------
                                               Since
                                             Inception
                              1 Year         (11/18/96)
---------------------------------------------------------
Trust                         -2.97%           4.33%
---------------------------------------------------------

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile National Municipal Bond Portfolio is measured against the Lehman Brothers 10 year Municipal Bond Index, an unmanaged index representative of the total return of municipal bonds with remaining maturities of 10 years or less. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 4.75% sales charge on Investor A Shares and the applicable contingent deferred sales charge (CDSC) on Investor B Shares.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
National Municipal Bond Portfolio                              November 30, 1999

Municipal Bonds (97.7%):
                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Alaska (0.3%):
Alaska State, Housing Finance Corp., Series A, 5.70%,
 12/1/11, Callable on 12/1/05 @ 102 (MBIA Insured).....  $1,000,000 $  1,011,250
                                                                    ------------
California (6.1%):
Sacramento Municipal Utility District, Electric Power &
 Light Revenue, Series L, 5.10%, 7/1/13, Callable on
 7/1/07 @ 102 (AMBAC Insured)..........................   9,000,000    8,820,000
San Francisco Bay Area Rapid Transit Tax Revenue,
 5.25%, 7/1/17, Callable on 7/1/08 @ 101...............   5,000,000    4,781,250
Southern California Public Power Authority, Electric
 Power & Light Revenue, Palo Verde, Series A, 5.00%,
 7/1/15, Callable on 7/1/03 @ 102 (AMBAC-TCRS
 Insured)..............................................   7,000,000    6,580,000
                                                                    ------------
                                                                      20,181,250
                                                                    ------------
Colorado (3.7%):
Adams County School District No. 012, G.O., 5.40%,
 12/15/13, Callable on 12/15/07 @ 101 (FGIC Insured)...   6,655,000    6,646,681
Colorado Springs, Utilities Revenue, System
 Improvement, Series A, 5.25%, 11/15/22, Callable on
 11/15/07 @ 100........................................   6,160,000    5,613,300
                                                                    ------------
                                                                      12,259,981
                                                                    ------------
Connecticut (3.9%):
Connecticut State, Clean Water Foundation Revenue,
 5.25%, 3/1/20, Callable on 3/1/08 @ 101...............   4,360,000    4,092,950
Connecticut State, Series A, G.O., 5.25%, 3/1/13,
 Callable on 3/1/07 @ 101..............................   8,785,000    8,675,188
                                                                    ------------
                                                                      12,768,138
                                                                    ------------
District of Columbia (1.5%):
District of Columbia Water & Sewer Authority Revenue,
 5.50%, 10/1/18, Callable on 4/1/09 @ 160 (FSA
 Insured)..............................................   5,000,000    4,862,500
                                                                    ------------
Florida (5.5%):
Florida State Department of Environmental Preservation
 2000, General Services Revenue, Series A, 5.50%,
 7/1/13, Callable on 7/1/06 @ 101 (MBIA Insured).......   5,000,000    5,031,250
Florida State Department of Transportation, G.O.,
 5.25%, 7/1/17, Callable on 7/1/06 @ 101...............   5,525,000    5,200,406
Palm Beach County, Park & Recreational Facilities
 Revenue, 5.25%, 11/1/16, Callable on 11/1/06 @ 102
 (FSA Insured)                                            5,000,000    4,781,250
Palm Beach County, Solid Waste Authority Revenue,
 Series B, 5.38%, 10/1/11, Callable on 10/1/06 @ 101
 (AMBAC Insured).......................................   3,000,000    3,026,250
                                                                    ------------
                                                                      18,039,156
                                                                    ------------

Municipal Bonds, continued
                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Hawaii (3.8%):
Hawaii State, Series CN, G.O., 5.50%, 3/1/14, Callable
 on 3/1/07 @ 102 (FGIC Insured)........................  $8,000,000 $  7,960,000
Hawaii State, Series CR, G.O., 5.00%, 4/1/16, Callable
 on 4/1/08 @ 101 (MBIA Insured)........................   5,000,000    4,562,500
                                                                    ------------
                                                                      12,522,500
                                                                    ------------
Illinois (10.2%):
Chicago Metropolitan Water Reclamation District, G.O.,
 5.25%, 12/1/14, Callable on 12/1/08 @102..............   5,000,000    4,812,500
Cook County, Series A, G.O., 6.25%, 11/15/12 (MBIA
 Insured)..............................................   9,090,000    9,839,925
Cook County, Series B, G.O., 5.13%, 11/15/16, Callable
 on 11/15/07 @ 101 (MBIA Insured)......................   6,000,000    5,445,000
Illinois Health Facility Authority, 5.38%, 7/1/17,
 Callable on 7/1/07 @ 101 (MBIA Insured)...............   5,395,000    5,125,250
Illinois State, G.O., 5.25%, 2/1/13, Callable on 2/1/07
 @ 101 (FGIC Insured)..................................   8,400,000    8,200,500
                                                                    ------------
                                                                      33,423,175
                                                                    ------------
Indiana (1.1%):
Indiana Transportation Finance Authority, Highway
 Revenue, Series A, 5.75%, 6/1/12 (AMBAC Insured)......   3,500,000    3,631,250
                                                                    ------------
Maryland (2.1%):
Maryland State and Local Facilities, 2nd Series, G.O.,
 5.00%, 8/1/08, Callable on 8/1/07 @ 101...............   7,000,000    7,052,500
                                                                    ------------
Massachusetts (5.6%):
Massachusetts Bay Transportation Authority, Series A,
 5.00%, 3/1/12, Callable on 3/1/07 @ 101 (FGIC
 Insured)..............................................   5,795,000    5,599,419
Massachusetts Bay Transportation Authority, Series A,
 5.13%, 3/1/17, Callable on 3/1/07 @ 101 (FGIC
 Insured)..............................................   6,165,000    5,664,094
Massachusetts State Water Pollution Abatement Trust,
 Series 3, 5.63%, 2/1/15, Callable on 2/1/07 @ 101.....   7,115,000    7,150,575
                                                                    ------------
                                                                      18,414,088
                                                                    ------------
Minnesota (4.7%):
Minnesota State, G.O., 4.90%, 8/1/14, Callable on
 8/1/07 @ 100..........................................   5,000,000    4,650,000
Monticello Independent School District No. 882, G.O.,
 5.40%, 2/1/15, Callable on 2/1/06 @ 100...............   6,000,000    6,127,500
Rochester Health Care Facilities, Mayo Foundation,
 Series A, 5.38%, 11/15/18, Callable on 5/15/08 @101...   5,000,000    4,731,250
                                                                    ------------
                                                                      15,508,750
                                                                    ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
National Municipal Bond Portfolio                              November 30, 1999

Municipal Bonds, continued
                      Security                         Principal     Market
                     Description                         Amount       Value
                     -----------                       ---------- -------------
Mississippi (2.0%):
Mississippi State, Series A, G.O., 5.13%, 7/1/14,
 Callable on 7/1/07 @ 100............................  $6,835,000 $   6,535,969
                                                                  -------------
Nevada (5.3%):
Clark County Flood Control, Series F, G.O., 5.00%,
 11/1/12, Callable on 11/1/08 @ 101 (FGIC Insured)...   6,460,000     6,217,750
Clark County School District, Series B, G.O., 5.50%,
 6/15/11, Callable on 6/15/07 @ 101 (FGIC Insured)...   5,000,000     5,050,000
Nevada State, 5.00%, 5/15/15, Callable on 5/15/08 @
 100.................................................   6,745,000     6,213,831
                                                                  -------------
                                                                     17,481,581
                                                                  -------------
New Jersey (6.2%):
Camden County, Municipal Utilities Authority Sewer
 Revenue, Series C, G.O., 5.10%, 7/15/12, Callable on
 7/15/08 @101........................................   5,000,000     4,900,000
New Jersey State Transportation System, Series A,
 5.00%, 6/15/14, Callable on 6/15/08 @100............   7,500,000     7,068,750
New Jersey State, Series E, G.O., 6.00%, 7/15/09 ....   8,000,000     8,600,000
                                                                  -------------
                                                                     20,568,750
                                                                  -------------
New York (1.5%):
New York State Thruway Authority, Series A, 5.25%,
 4/1/14, Callable on 4/1/07 @ 102 (AMBAC Insured)....   5,000,000     4,868,750
                                                                  -------------
North Carolina (2.4%):
North Carolina State, Series A, G.O., 5.20%, 3/1/13,
 Callable on 3/1/07 @ 102............................   8,000,000     7,890,000
                                                                  -------------
North Dakota (1.5%):
Fargo Water Revenue, 5.13%, 1/1/17, Callable on
 1/1/08 @ 100 (MBIA Insured).........................   5,250,000     4,777,500
                                                                  -------------
Ohio (2.1%):
Ohio State Building Authority, 4.75%, 10/1/17,
 Callable on 10/1/08 @ 101...........................   8,000,000     6,950,000
                                                                  -------------
Oregon (1.9%):
Washington County, Unified Sewer Agency, Sewer
 Revenue, Series 1, 5.75%, 10/1/10 (FGIC Insured)....   6,110,000     6,392,588
                                                                  -------------
Pennsylvania (2.7%):
Pennsylvania State, G.O., 5.13%, 9/15/11, Callable on
 3/15/07 @ 101.5 (AMBAC Insured).....................   9,000,000     8,921,250
                                                                  -------------

Municipal Bonds, continued
                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Rhode Island (1.5%):
Rhode Island State, Series A, G.O., 5.13%, 8/1/12,
 Callable on 8/1/07 @ 101 (MBIA Insured)..............  $5,055,000 $  4,941,263
                                                                   ------------
Texas (10.1%):
Harris County Health Facilities Development Revenue,
 Memorial Hospital Systems Project, Series A, 5.50%,
 6/1/17, Callable on 6/1/07 @ 102 (MBIA Insured)......   8,000,000    7,719,999
San Antonio Independent School District, G.O., 5.13%,
 8/15/14, Callable on 8/15/08 @ 100 (PSF Guaranteed)..   6,000,000    5,715,000
Texas State, G.O., 5.40%, 8/1/21, Callable on 8/1/06 @
 100..................................................   6,750,000    6,345,000
University of Texas Permanent University Fund, College
 & University Revenue, 5.00%, 7/1/14, Callable on
 7/1/08 @ 100 (PUFG Guaranteed).......................   7,060,000    6,724,650
University of Texas, College & University Revenue,
 Series B, 5.10%, 8/15/13, Callable on 8/15/06 @ 102..   7,500,000    7,190,625
                                                                   ------------
                                                                     33,695,274
                                                                   ------------
Utah (1.9%):
Utah State, Series F, G.O., 5.00%, 7/1/09, Callable on
 7/1/07 @ 100.........................................   6,200,000    6,192,250
                                                                   ------------
Virginia (1.5%):
Virginia State Transportation Board, Transportation
 Contract Revenue, U.S. Route 58 Corridor, Series B,
 5.13%, 5/15/12, Callable on 5/15/06 @ 101............   4,920,000    4,797,000
                                                                   ------------
Washington (6.1%):
King County School District No. 415, G.O., 5.35%,
 12/1/16, Callable on 12/1/07 @ 100 (MBIA Insured)....   4,050,000    3,862,688
King County, Series F, G.O., 5.13%, 12/1/14, Callable
 on 12/1/07 @ 100.....................................   5,000,000    4,731,250
Washington State Motor Vehicle Fuel Tax, Series D,
 G.O., 5.38%, 1/1/22, Callable on 1/1/07 @ 100 (FGIC
 Insured).............................................   8,000,000    7,399,999
Washington State, Series C, G.O., 5.50%, 1/1/17,
 Callable on 1/1/07
 @ 100................................................   4,190,000    4,038,113
                                                                   ------------
                                                                     20,032,050
                                                                   ------------
West Virginia (2.5%):
West Virginia School Building Authority Revenue,
 5.40%, 7/1/10, Callable on 7/1/07 @ 102 (AMBAC
 Insured).............................................   7,940,000    8,108,725
                                                                   ------------
TOTAL MUNICIPAL BONDS                                               321,827,488
                                                                   ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
National Municipal Bond Portfolio                              November 30, 1999

 Investment Companies (1.1%):
                        Security                                      Market
                       Description                        Shares      Value
                       -----------                       --------- ------------
 Federated Tax-Free Fund................................ 3,471,000 $  3,471,000
 Nuveen Tax Exempt Fund.................................     1,000        1,000
                                                                   ------------
 TOTAL INVESTMENT COMPANIES                                           3,472,000
                                                                   ------------
 TOTAL INVESTMENTS
  (Cost $332,712,110)(a)--98.8%                                     325,299,488
 Other assets in excess of liabilities--1.2%                          3,869,418
                                                                   ------------
 TOTAL NET ASSETS--100.0%                                          $329,168,906
                                                                   ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation..  $ 1,370,673
      Unrealized depreciation..   (8,783,295)
                                 -----------
      Net unrealized
       depreciation............  $(7,412,622)
                                 ===========

AMBACAMBAC Indemnity Corp.
FGICFinancial Guaranty Insurance Corp.
FSAFinancial Securities Assurance, Inc.
G.O.General Obligation
MBIAMunicipal Bond Insurance Association
PSFPermanent School Fund
PUFGPermanent University Fund Guarantee
TCRSTransferrable Custodial Receipts
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
National Municipal Bond Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1999

Assets:
Investments, at value (cost $332,712,110).............            $325,299,488
Cash..................................................                     972
Interest and dividends receivable.....................               5,302,573
Deferred organizational costs.........................                  14,251
Prepaid expenses and other assets.....................                  14,427
                                                                  ------------
 Total Assets.........................................             330,631,711
Liabilities:
Dividends payable..................................... $1,247,044
Accrued expenses and other liabilities:
 Investment advisory fees.............................    150,627
 Administration fees..................................      8,148
 Distribution and administrative services fees........        938
 Custodian fees.......................................     11,595
 Other liabilities....................................     44,453
                                                       ----------
 Total Liabilities....................................               1,462,805
                                                                  ------------
Net Assets:
Capital...............................................             337,180,912
Distributions in excess of net investment income......                (256,021)
Accumulated net realized losses from investment
 transactions.........................................                (343,363)
Net unrealized depreciation from investments..........              (7,412,622)
                                                                  ------------
Net Assets............................................            $329,168,906
                                                                  ============
Investor A Shares
 Net Assets...........................................            $  1,582,011
 Shares...............................................                 167,803
 Redemption price per share...........................                   $9.43
                                                                         =====
Maximum Sales Charge -- Investor A Shares.............                    4.75%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share.....................................                   $9.90
                                                                         =====
Investor B Shares
 Net Assets...........................................            $    747,113
 Shares...............................................                  79,355
 Offering price per share*............................                   $9.41
                                                                         =====
Trust Shares
 Net Assets...........................................            $326,839,782
 Shares...............................................              34,741,138
 Offering and redemption price per share..............                   $9.41
                                                                         =====

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations
                                            For the year ended November 30, 1999

Investment Income:
Interest income......................................            $ 18,526,192
Dividend income......................................                 107,339
                                                                 ------------
 Total Investment Income.............................              18,633,531
Expenses:
Investment advisory fees............................. $2,017,683
Administration fees..................................    733,709
Distribution and services fees, Investor A Shares....      5,256
Distribution and services fees, Investor B Shares....      7,727
Administrative services fees, Trust Shares...........  1,092,983
Accounting fees......................................      7,240
Custodian fees.......................................    160,728
Transfer agent fees..................................     93,203
Other................................................    144,475
                                                      ----------
 Total expenses before voluntary fee reductions......               4,263,004
 Expenses voluntarily reduced........................              (1,485,563)
                                                                 ------------
 Net Expenses........................................               2,777,441
                                                                 ------------
Net Investment Income................................              15,856,090
                                                                 ------------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions.....                (343,264)
Net change in unrealized appreciation (depreciation)
 from investments....................................             (26,887,094)
                                                                 ------------
Net realized/unrealized losses from investments......             (27,230,358)
                                                                 ------------
Change in net assets resulting from operations.......            $(11,374,268)
                                                                 ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
National Municipal Bond Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 15,856,090  $ 16,839,148
 Net realized gains (losses) from investment
  transactions.....................................     (343,264)    3,596,137
 Net change in unrealized appreciation
  (depreciation) from investments..................  (26,887,094)    7,680,490
                                                    ------------  ------------
Change in net assets resulting from operations.....  (11,374,268)   28,115,775
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................      (72,676)      (68,990)
 In excess of net investment income................       (1,174)           --
 From net realized gains from investment
  transactions.....................................       (9,653)      (24,447)
 In excess of net realized gains from investment
  transactions.....................................       (1,019)           --

Distributions to Investor B Shareholders:
 From net investment income........................      (26,003)      (14,432)
 In excess of net investment income................         (420)           --
 From net realized gains from investment
  transactions.....................................       (4,241)      (13,927)
 In excess of net realized gains from investment
  transactions.....................................         (448)           --

Distributions to Trust Shareholders:
 From net investment income........................  (15,757,410)  (16,755,726)
 In excess of net investment income................     (254,526)           --
 From net realized gains from investment
  transactions.....................................   (3,239,010)  (12,517,074)
 In excess of net realized gains from investment
  transactions.....................................     (341,765)           --
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (19,708,345)  (29,394,596)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (25,930,814)   19,447,068
                                                    ------------  ------------
Change in net assets...............................  (57,013,427)   18,168,247
Net Assets:
 Beginning of period...............................  386,182,333   368,014,086
                                                    ------------  ------------
 End of period..................................... $329,168,906  $386,182,333
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
National Municipal Bond Portfolio

 Financial Highlights, Investor A Shares

                                                               November 18, 1996
                         For the years ended November 30,             to
                         ------------------------------------    November 30,
                            1999          1998        1997         1996 (a)
                         ----------    ----------  ----------  -----------------
Net Asset Value,
 Beginning of Period.... $    10.22    $    10.27  $    10.05       $10.00
                         ----------    ----------  ----------       ------
Investment Activities
 Net investment income..       0.41          0.44        0.52         0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (0.69)         0.30        0.22         0.05
                         ----------    ----------  ----------       ------
 Total from Investment
  Activities............      (0.28)         0.74        0.74         0.07
                         ----------    ----------  ----------       ------
Distributions
 Net investment income..      (0.40)        (0.44)      (0.52)       (0.02)
 In excess of net
  investment income.....      (0.01)           --          --           --
 Net realized gains.....      (0.09)        (0.35)         --           --
 In excess of net
  realized gains........      (0.01)           --          --           --
                         ----------    ----------  ----------       ------
 Total Distributions....      (0.51)        (0.79)      (0.52)       (0.02)
                         ----------    ----------  ----------       ------
Net Asset Value, End of
 Period................. $     9.43    $    10.22  $    10.27       $10.05
                         ==========    ==========  ==========       ======
Total Return (excludes
 sales charge)..........      (2.87)%+       7.56%       7.61%        0.73%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $    1,582    $    1,162  $      717       $    1
Ratio of expenses to
 average net assets.....       0.96%         0.85%       0.35%        0.37%(c)
Ratio of net investment
 income to average net
 assets.................       4.14%         4.18%       4.71%        9.08%(c)
Ratio of expenses to
 average net assets*....       1.16%         1.16%       1.17%        1.07%(c)
Portfolio turnover**....         --         18.30%      83.94%          --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. + Incurred class specific gains. The total return excluding this would have been (3.14)%.

 Financial Highlights, Investor B Shares

                                                              November 18, 1996
                         For the years ended November 30,            to
                         -----------------------------------    November 30,
                            1999         1998        1997         1996 (a)
                         ----------   ----------  ----------  -----------------
Net Asset Value,
 Beginning of Period.... $    10.24   $    10.29  $    10.05       $10.00
                         ----------   ----------  ----------       ------
Investment Activities
 Net investment income..       0.33         0.36        0.44         0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (0.72)        0.30        0.24         0.05
                         ----------   ----------  ----------       ------
 Total from Investment
  Activities............      (0.39)        0.66        0.68         0.07
                         ----------   ----------  ----------       ------
Distributions
 Net investment income..      (0.33)       (0.36)      (0.44)       (0.02)
 In excess of net
  investment income.....      (0.01)          --          --           --
 Net realized gains.....      (0.09)       (0.35)         --           --
 In excess of net
  realized gains........      (0.01)          --          --           --
                         ----------   ----------  ----------       ------
 Total Distributions....      (0.44)       (0.71)      (0.44)       (0.02)
                         ----------   ----------  ----------       ------
Net Asset Value, End of
 Period................. $     9.41   $    10.24  $    10.29       $10.05
                         ==========   ==========  ==========       ======
Total Return (excludes
 redemption charge).....      (4.03)%       6.69%       7.01%        0.70%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $      747   $      503  $      408       $    1
Ratio of expenses to
 average net assets.....       1.76%        1.56%       1.17%        1.10%(c)
Ratio of net investment
 income to average net
 assets.................       3.34%        3.51%       4.08%        8.35%(c)
Ratio of expenses to
 average net assets*....       1.86%        1.86%       1.89%        1.80%(c)
Portfolio turnover**....         --        18.30%      83.94%          --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                      See notes to financial statements.

MERCANTILE MUTUAL FUNDS, INC.
National Municipal Bond Portfolio

 Financial Highlights, Trust Shares

                                                              November 18, 1996
                         For the years ended November 30,            to
                         -----------------------------------    November 30,
                            1999         1998        1997         1996 (a)
                         ----------   ----------  ----------  -----------------
Net Asset Value,
 Beginning of Period.... $    10.23   $    10.28  $    10.05      $  10.00
                         ----------   ----------  ----------      --------
Investment Activities:
 Net investment income..       0.43         0.46        0.54          0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........      (0.72)        0.30        0.23          0.05
                         ----------   ----------  ----------      --------
 Total from Investment
  Activities............      (0.29)        0.76        0.77          0.07
                         ----------   ----------  ----------      --------
Distributions:
 Net investment income..      (0.42)       (0.46)      (0.54)        (0.02)
 In excess of net
  investment income.....      (0.01)          --          --            --
 Net realized gains.....      (0.09)       (0.35)         --            --
 In excess of net
  realized gains........      (0.01)          --          --            --
                         ----------   ----------  ----------      --------
 Total Distributions....      (0.53)       (0.81)      (0.54)        (0.02)
                         ----------   ----------  ----------      --------
Net Asset Value, End of
 Period................. $     9.41   $    10.23  $    10.28      $  10.05
                         ==========   ==========  ==========      ========
Total Return............      (2.97)%       7.76%       7.97%         0.74%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  326,840   $  384,518  $  366,889      $310,413
Ratio of expenses to
 average net assets.....       0.76%        0.56%       0.14%         0.12%(c)
Ratio of net investment
 income to average net
 assets.................       4.33%        4.52%       5.38%         5.77%(c)
Ratio of expenses to
 average net assets*....       1.16%        1.16%       1.17%         0.82%(c)
Portfolio turnover**....         --        18.30%      83.94%           --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.


                      See notes to financial statetments.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                         Mercantile Balanced Portfolio


  Q. What were the conditions in the financial markets during the 12 months through November 30, 1999?

  A. In the second quarter, the stock market broadened to include strong performances by cyclical and value stocks, as well as shares of small companies. That broadening came after a long period of outperformance by shares of the largest growth companies, and resulted from disappointing first-quarter revenue numbers from some technology and other growth-oriented firms. Such companies rebounded, however, to drive the market's gains in the second half of the period.

  Inflationary signs led the Fed to raise interest rates three times during the period, each time by one quarter of a percentage point. Bond yields began the period near their all-time lows, but climbed throughout the period, resulting in a decline in bond prices. The yield on the 30-year Treasury bond rose from 5.1% on December 1, 1998, to 6.3% on November 30, 1999.

  Q. How did you allocate the Portfolio's assets among stocks, bonds and cash during the period?

  A. Typically, the Portfolio invests 50% to 60% of its assets in equities, with the rest in fixed-income securities. The allocation at the end of the period stood at 58.6% in stocks, 34.7% in bonds and the remainder in cash and cash equivalents.*

  Q. What types of stocks did you favor?

  A. We maintained the Portfolio's overweight exposure to technology stocks during the period. We increased the Portfolio's investment in shares of semiconductor manufacturers such as Intel (0.6% of net assets), KLA-Tencor (1.3%) and Applied Materials (1.3%), as well as computer hardware manufacturers such as Hewlett-Packard (1.2%).*

  We also found good opportunities in shares of retail companies such as Wal-Mart (1.2%) and financial services companies such as Chase Manhattan (1.3%). We added home-improvement company Masco (1.0%) as well as Carnival Cruise Lines (1.3%) to the Portfolio during the period.*

  Q. What types of bonds did you favor?

  A. The Portfolio's fixed-income component consisted of a mix of Treasury bonds, high-quality mortgage-backed securities and select corporate issues. Our position in mortgage-backed bonds helped the performance of the Portfolio during the period as those securities rallied. We also found opportunities to purchase high-quality corporate bonds that offered attractive yields relative to Treasuries.

  Q. How will you manage the Portfolio in the months ahead?

  A. We will continue to look for shares of undervalued companies with good growth potential. We believe that technology stocks will continue to drive the market going forward. We will maintain the Portfolio's overweight position in those stocks, focusing on shares of profitable, high-quality firms.

  We also will continue to invest in high-quality fixed-income securities that offer attractive yields to shareholders. In particular, we may reduce the Portfolio's position in mortgage-backed securities, which have performed extremely well in recent months, and invest the profits in high-quality corporate bonds with relatively long maturities. As always, we will monitor the financial markets and may consider modest shifts in the Portfolio's asset allocation if circumstances require such a move.
-----
* Portfolio composition is subject to change.

                         Mercantile Balanced Portfolio

[CHART]
Value of a $10,000 Investment
                                                              Lehman Brothers
             Investor A   Investor A   Investor B   S&P 500   Aggregate
              (No Load)    (Load)*      (No CDSC)    Index    Bond Index
4/1/93        $10,000     $9,551         $10,000    $10,000    $10,000
11/93          10,386      9,920          10,674     10,421     10,529
11/94          10,188      9,730          10,335     10,536     10,207
11/95          12,719     12,148          12,800     14,433     12,007
11/96          14,640     13,500          14,434     18,477     12,736
11/97          16,895     16,134          16,537     23,745     13,698
11/98          18,483     17,653          17,963     28,874     14,992
11/99          20,017     18,919          19,356     34,906     14,986
-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                             Since
                                                           Inception
                           1 Year          5 Years          (4/1/93)
-------------------------------------------------------------------------------
-
Investor A (No Load)       8.30%            14.46%           10.97%
-------------------------------------------------------------------------------
-
Investor A *               2.30%            13.17%           10.04%
-------------------------------------------------------------------------------
-
Investor B (No CDSC)       7.75%            13.70%           10.42%
-------------------------------------------------------------------------------
-
Investor B (CDSC)**        2.83%            13.58%           10.42%
-------------------------------------------------------------------------------
-
 * Reflects 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

                                    [CHART]
Value of a $10,000 Investment
                                                 Lehman Brothers
                                       S&P 500   Aggregate
              Trust    Institutional   Index     Bond Index
4/1/93       $10,000     $10,000      $10,000     $10,000
11/93         10,387      10,386       10,421      10,529
11/94         10,199      10,179       10,536      10,207
11/95         12,744      12,690       14,433      12,007
11/96         14,727      14,601       18,477      12,736
11/97         17,054      16,868       23,745      13,698
11/98         18,714      18,448       28,874      14,992
11/99         20,310      19,967       34,906      14,986
-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                             Since
                                                           Inception
                           1 Year          5 Years          (4/1/93)
-------------------------------------------------------------------------------
-
Trust                      8.53%            14.77%           11.22%
-------------------------------------------------------------------------------
-
Institutional              8.24%            14.43%           10.93%
-------------------------------------------------------------------------------
-

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Balanced Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market as a whole, and the Lehman Brothers Aggregate Bond Index, an unmanaged Index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to invest in the indices directly, although they can invest in the underlying securities. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares and the applicable contingent deferred sales charge (CDSC) on Investor B Shares.

  Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio, which has been restated to reflect the contingent deferred sales charge payable by holders of Investor B Shares who redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Investor B Shares (CDSC) are not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply. After six years, the performance for Investor B Shares (CDSC) mirrors the Investor B Shares (No CDSC) performance.

  Institutional Shares were initially offered on January 3, 1994. The performance figures for Institutional Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Balanced Portfolio                                             November 30, 1999

Commercial Paper (6.0%):
                                                       Shares
                                                         or
                      Security                       Principal     Market
                     Description                       Amount      Value
                     -----------                     ---------  ------------
Financial Services (1.9%):
Household Finance, 5.60%, 12/9/99................... $2,000,000 $  1,997,511
Natural Gas Utility (4.1%):
Ciesco, 5.60%, 12/1/99..............................  4,226,000    4,226,000
                                                                ------------
TOTAL COMMERCIAL PAPER                                             6,223,511
                                                                ------------
Common Stocks (58.6%):
Aerospace/Defense (0.5%):
Raytheon Co., Class A...............................     19,411      565,345
                                                                ------------
Banking (2.4%):
Chase Manhattan Corp................................     17,235    1,331,404
First Union Corp....................................     29,894    1,156,524
                                                                ------------
                                                                   2,487,928
                                                                ------------
Beverages (1.2%):
PepsiCo, Inc........................................     36,564    1,263,743
                                                                ------------
Building Products (1.0%):
Masco Corp..........................................     41,950    1,059,238
                                                                ------------
Business Services (1.2%):
First Data Corp.....................................     29,277    1,266,230
                                                                ------------
Chemicals (1.8%):
Avery Dennison Corp.................................     22,680    1,346,625
Solutia, Inc........................................     33,381      500,715
                                                                ------------
                                                                   1,847,340
                                                                ------------
Computer Software (3.7%):
Adaptec, Inc.(b)....................................     17,094      920,939
BMC Software, Inc.(b)...............................     21,800    1,587,313
Microsoft Corp.(b)..................................     14,930    1,359,330
                                                                ------------
                                                                   3,867,582
                                                                ------------
Computers (2.5%):
Cisco Systems, Inc.(b)..............................      9,700      865,119
Compaq Computer Corp................................     21,000      513,188
Hewlett-Packard Co..................................     12,827    1,216,961
                                                                ------------
                                                                   2,595,268
                                                                ------------
Containers & Packaging (1.5%):
Crown Cork & Seal Co., Inc..........................     25,427      518,075
Sealed Air Corp.(b).................................     23,162    1,088,614
                                                                ------------
                                                                   1,606,689
                                                                ------------
Cosmetics & Toiletries (1.8%):
Estee Lauder Cos., Class A..........................     28,653    1,208,799
Gillette Co.........................................     15,890      638,579
                                                                ------------
                                                                   1,847,378
                                                                ------------
Electrical & Electronic (2.4%):
General Electric Co.................................      9,696    1,260,480
Millipore Corp......................................     36,847    1,209,042
                                                                ------------
                                                                   2,469,522
                                                                ------------

Common Stocks, continued
                      Security                                 Market
                     Description                     Shares    Value
                     -----------                     ------ ------------
Entertainment (1.8%):
Carnival Corp....................................... 30,100 $  1,328,163
Time Warner, Inc....................................  9,282      572,583
                                                            ------------
                                                               1,900,746
                                                            ------------
Financial Services (3.8%):
Heller Financial, Inc............................... 26,193      579,520
MBNA Corp........................................... 47,542    1,200,436
Morgan Stanley Dean Witter & Co.....................  7,800      940,875
SLM Holding Corp.................................... 26,311    1,304,039
                                                            ------------
                                                               4,024,870
                                                            ------------
Health Care (0.7%):
C.R. Bard, Inc...................................... 13,800      749,513
                                                            ------------
Manufacturing (0.6%):
Illinois Tool Works, Inc............................  9,441      611,305
                                                            ------------
Manufacturing--Consumer Goods (1.0%):
Newell Rubbermaid, Inc.............................. 31,393    1,030,083
                                                            ------------
Medical Equipment & Supplies (1.4%):
Baxter International, Inc........................... 21,350    1,442,459
                                                            ------------
Metals & Mining (1.3%):
Alcoa, Inc.......................................... 21,000    1,375,500
                                                            ------------
Oil & Exploration, Production & Services (2.3%):
Murphy Oil Corp..................................... 21,220    1,198,930
Ocean Energy, Inc.(b)............................... 63,220      482,053
Vastar Resources, Inc............................... 12,312      689,472
                                                            ------------
                                                               2,370,455
                                                            ------------
Oil Companies--Integrated (1.8%):
Unocal Corp......................................... 22,163      735,535
USX-Marathon Group, Inc............................. 43,030    1,137,605
                                                            ------------
                                                               1,873,140
                                                            ------------
Paper & Related (1.1%):
Mead Corp........................................... 32,051    1,143,820
                                                            ------------
Pharmaceuticals (5.8%):
Allergan, Inc.......................................  6,254      615,237
Bristol-Myers Squibb Co............................. 18,984    1,387,018
Eli Lilly & Co...................................... 18,510    1,328,093
Merck & Co., Inc.................................... 19,264    1,512,223
Schering-Plough Corp................................ 25,988    1,328,637
                                                            ------------
                                                               6,171,208
                                                            ------------
Restaurants (0.5%):
Tricon Global Restaurants, Inc.(b).................. 12,774      530,121
                                                            ------------
Retail Stores (4.0%):
Consolidated Stores Corp.(b)........................ 52,156      821,457
Dillards, Inc., Class A............................. 39,363      742,977
Office Depot, Inc.(b)............................... 60,907      677,590
Tandy Corp..........................................  9,282      711,233
Wal-Mart Stores, Inc................................ 22,081    1,272,418
                                                            ------------
                                                               4,225,675
                                                            ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Balanced Portfolio                                             November 30, 1999

Common Stocks, continued
                                                     Shares
                                                       or
                      Security                      Principal    Market
                    Description                      Amount      Value
                    -----------                     --------- ------------
Semiconductors (5.3%):
Altera Corp.(b)....................................    26,340 $  1,419,067
Applied Materials, Inc.(b).........................    14,158    1,379,520
Intel Corp.........................................     8,000      613,500
KLA-Tencor Corp.(b)................................    15,986    1,351,816
Maxim Integrated Products(b).......................    10,000      803,125
                                                              ------------
                                                                 5,567,028
                                                              ------------
Telecommunications (2.1%):
Lucent Technologies, Inc...........................     9,700      708,706
MCI Worldcom, Inc.(b)..............................    17,400    1,438,763
                                                              ------------
                                                                 2,147,469
                                                              ------------
Utilities--Gas & Electric (1.4%):
Cinergy Corp.......................................    31,423      795,394
Duke Energy Corp...................................    12,606      638,967
                                                              ------------
                                                                 1,434,361
                                                              ------------
Utilities--Telephone (2.5%):
GTE Corp...........................................    18,549    1,354,077
US West, Inc.......................................    20,640    1,280,970
                                                              ------------
                                                                 2,635,047
                                                              ------------
Wholesale Distribution (1.2%):
Sysco Corp.........................................    33,227    1,264,703
                                                              ------------
TOTAL COMMON STOCKS                                             61,373,766
                                                              ------------
Corporate Bonds (4.7%):
Automotive (2.7%):
Ford Motor Credit, 6.7%, 7/16/04................... 1,000,000      988,750
General Motors Acceptance Corp., 6.60%, 1/17/01,
 MTN............................................... 1,000,000    1,000,000
General Motors Acceptance Corp., 6.85%, 4/17/01,
 MTN...............................................   890,000      891,113
                                                              ------------
                                                                 2,879,863
                                                              ------------
Brokerage Services (1.1%):
Merrill Lynch & Co., Inc., Series B, 7.15%,
 7/30/12, MTN, Callable on 7/30/02 @ 100........... 1,100,000    1,098,625
                                                              ------------
Entertainment (0.9%):
Walt Disney Co., 5.25%, 11/10/03................... 1,000,000      945,000
                                                              ------------
TOTAL CORPORATE BONDS                                            4,923,488
                                                              ------------
U.S. Government Agencies (16.1%):
Federal Home Loan Bank (1.9%):
5.35%, 2/7/01, MTN................................. 2,000,000    1,981,440
                                                              ------------
Federal Home Loan Mortgage Corp. (5.9%):
6.50%, 4/1/08, Gold Pool #E00225...................   281,008      274,860
7.00%, 4/1/08, Gold Pool #E46076...................    32,636       32,534
7.00%, 4/1/08, Gold Pool #E46044...................   165,365      164,848
6.50%, 1/1/09, Gold Pool #E55696...................   437,619      428,044
6.50%, 1/1/18, Gold Pool #G30098................... 2,405,972    2,297,703
6.00%, 4/1/18, Gold Pool #C90214................... 3,160,550    2,935,362
                                                              ------------
                                                                 6,133,351
                                                              ------------

U.S. Government Agencies, continued
                         Security                          Principal   Market
                        Description                         Amount     Value
                        -----------                        --------- ----------
Federal National Mortgage Assoc. (1.1%):
6.00%, 3/1/13, Pool #418297...............................   478,186 $  457,862
6.00%, 5/1/13, Pool #425391...............................   352,424    337,446
6.00%, 6/1/13, Pool #251760...............................   215,465    206,308
7.00%, 2/1/16, Pool #303725...............................   179,713    175,781
                                                                     ----------
                                                                      1,177,397
                                                                     ----------
Government National Mortgage Assoc. (7.2%):
7.00%, 7/15/09, Pool #364246..............................   154,959    154,522
6.50%, 10/20/10, Pool #2108...............................   326,597    316,799
6.50%, 7/15/11, Pool #436630.............................. 1,459,293  1,426,458
8.50%, 6/15/17, Pool #217380..............................     6,981      7,221
8.00%, 7/15/22, Pool #328848..............................   239,982    244,405
7.00%, 11/15/22, Pool #341287.............................   239,534    234,218
7.00%, 11/15/22, Pool #337961.............................   160,542    156,979
7.50%, 3/15/23, Pool #331533..............................   374,397    374,045
8.50%, 3/15/23, Pool #350083..............................     6,336      6,554
7.50%, 4/15/23, Pool #343195..............................   194,220    194,037
8.50%, 8/15/24, Pool #365113..............................   290,162    300,135
8.50%, 9/15/24, Pool #375056..............................    72,066     74,543
8.50%, 9/15/24, Pool #353354..............................   206,679    213,783
8.50%, 1/15/25, Pool #400165..............................    71,257     73,706
8.50%, 2/15/25, Pool #406286..............................    38,157     39,468
8.50%, 3/15/25, Pool #384593..............................   167,082    172,824
8.50%, 4/15/25, Pool #346295..............................    29,264     30,270
8.00%, 8/15/25, Pool #389312..............................   207,272    211,092
7.50%, 9/15/25, Pool #394485..............................    15,769     15,754
7.50%, 9/15/25, Pool #384783..............................    11,704     11,693
7.50%, 10/15/25, Pool #409725.............................   692,194    691,543
7.50%, 10/15/25, Pool #416975.............................    13,503     13,490
7.50%, 10/15/25, Pool #400096.............................    19,667     19,649
7.50%, 10/15/25, Pool #246633.............................   652,172    651,559
6.50%, 1/15/26, Pool #417525..............................   650,909    619,782
6.50%, 1/15/26, Pool #385123..............................   121,882    116,054
6.50%, 3/15/26, Pool #417294..............................    18,919     18,014
6.50%, 4/15/26, Pool #422323..............................   372,737    354,912
6.50%, 4/15/26, Pool #421399..............................   387,272    368,753
6.50%, 4/15/26, Pool #408279..............................   338,986    322,775
6.50%, 5/15/26, Pool #430798..............................   145,102    138,164
                                                                     ----------
                                                                      7,573,201
                                                                     ----------
TOTAL U.S. GOVERNMENT AGENCIES                                       16,865,389
                                                                     ----------
U.S. Treasury Bonds (8.9%):
10.75%, 8/15/05...........................................   300,000    362,787
12.00%, 8/15/13, Callable on 8/15/08 @ 100................ 2,750,000  3,740,798
8.13%, 5/15/21............................................ 1,000,000  1,173,640
8.13%, 8/15/21............................................ 1,000,000  1,174,460
8.00%, 11/15/21........................................... 1,200,000  1,394,844
6.25%, 8/15/23............................................ 1,500,000  1,451,265
                                                                     ----------
TOTAL U.S. TREASURY BONDS                                             9,297,794
                                                                     ----------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.
Balanced Portfolio

U.S. Treasury Notes (5.0%):
                                                          Shares
                                                            or
                       Security                         Principal     Market
                      Description                         Amount      Value
                      -----------                       ---------  ------------
7.50%, 5/15/02........................................  $2,500,000 $  2,583,200
7.00%, 7/15/06........................................   2,500,000    2,598,775
                                                                   ------------
TOTAL U.S. TREASURY NOTES                                             5,181,975
                                                                   ------------
Investment Companies (0.5%):
Cash Assets Trust Money Market Fund...................     500,000      500,000
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                              500,000
                                                                   ------------
Short-Term Securities Held as Collateral* (6.0%):
Repurchase Agreements (6.0%):
Bank Of America, 5.78%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $791,156,
 collateralized by $982,784 various U.S. Government
 Agency Mortgages, 5.57%-6.77%, 4/15/23-2/1/29, market
 value $806,850)......................................     791,029      791,029
CS First Boston, 5.77%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $527,437,
 collateralized by $674,706 various U.S. Government
 Agency Mortgages, 0.00%-8.00%, 5/15/01-8/15/29,
 market value $537,900)...............................     527,353      527,353
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $527,437,
 collateralized by $569,447 various U.S. Government
 Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market value
 $537,900)............................................     527,353      527,353
Prudential Bache Securities, 5.79%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,054,875,
 collateralized by $1,836,917 various U.S. Government
 Agency Mortgages, 0.00%-10.50%, 12/2/99-6/15/44,
 market value $1,075,800).............................   1,054,706    1,054,706

                                           Schedule of Portfolio Investments
                                                           November 30, 1999

Short-Term Securities Held as Collateral, continued

                       Security                        Principal    Market
                      Description                       Amount      Value
                      -----------                      --------- ------------
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,846,030,
 collateralized by $2,373,430 various U.S. Government
 Agencies, 0.00%-9.50%, 5/15/07-11/15/29, market value
 $1,882,650).......................................... 1,845,736 $  1,845,736
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,509,154,
 collateralized by $2,429,241 various GNMA, 5.00%-
 9.00%, 2/15/00-11/20/29, market value $1,539,092).... 1,508,913    1,508,913
                                                                 ------------
TOTAL SHORT-TERM SECURITIES
HELD AS COLLATERAL                                                  6,255,090
                                                                 ------------
TOTAL INVESTMENTS
 (Cost $99,532,422)(a)--105.8%                                    110,621,013
Liabilities in excess of other assets--(5.8)%                      (6,070,544)
                                                                 ------------
TOTAL NET ASSETS--100.0%                                         $104,550,469
                                                                 ------------

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $276,125. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation... $16,794,782
      Unrealized depreciation...  (5,982,316)
                                 -----------
      Net unrealized apprecia-
       tion..................... $10,812,466
                                 ===========

(b) Represents non-income producing securities.

MTN Medium Term Note

* Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Balanced Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1999

Assets:
Investments, at value (cost $93,277,332)...............            $104,365,923
Repurchase agreements, at value (cost $6,255,090)......               6,255,090
                                                                   ------------
 Total Investments.....................................             110,621,013
Cash...................................................                      32
Interest and dividends receivable......................                 517,257
Prepaid expenses and other assets......................                   8,330
                                                                   ------------
 Total Assets..........................................             111,146,632
Liabilities:
Dividends payable......................................  $ 236,396
Payable for capital shares redeemed....................      3,674
Payable for return of collateral received on securities
 loaned................................................  6,255,090
Accrued expenses and other liabilities:
 Investment advisory fees..............................     65,801
 Administration fees...................................      2,633
 Distribution and administrative services fees.........     18,891
 Custodian fees........................................      5,008
 Other liabilities.....................................      8,670
                                                         ---------
 Total Liabilities.....................................               6,596,163
                                                                   ------------
Net Assets:
Capital................................................              79,177,582
Undistributed net investment income....................                  44,538
Accumulated net realized gains from investment
 transactions..........................................              14,239,758
Net unrealized appreciation from investments...........              11,088,591
                                                                   ------------
Net Assets.............................................            $104,550,469
                                                                   ============
Investor A Shares
 Net Assets............................................            $ 11,416,303
 Shares................................................                 918,062
 Redemption price per share............................                  $12.44
                                                                         ======
Maximum Sales Charge--Investor A Shares................                    5.50%
 Maximum Offering Price
  (100%/(100%--Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share..............                  $13.16
                                                                         ======
Investor B Shares
 Net Assets............................................            $  2,380,141
 Shares................................................                 193,217
 Offering price per share*.............................                  $12.32
                                                                         ======
Trust Shares
 Net Assets............................................            $ 35,171,777
 Shares................................................               2,826,958
 Offering and redemption price per share...............                  $12.44
                                                                         ======
Institutional Shares
 Net Assets............................................            $ 55,582,248
 Shares................................................               4,484,862
 Offering and redemption price per share...............                  $12.39
                                                                         ======

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1999

Investment Income:
Interest income...........................................          $3,088,025
Dividend income...........................................             993,952
Income from securities lending............................              18,179
                                                                    ----------
 Total Investment Income..................................           4,100,156
Expenses:
Investment advisory fees.................................. $884,054
Administration fees.......................................  235,750
Distribution and services fees, Investor A Shares.........   33,982
Distribution and services fees, Investor B Shares.........   20,903
Administrative services fees, Trust Shares................  121,416
Administrative services fees, Institutional Shares........  191,954
Accounting fees...........................................   11,685
Custodian fees............................................   57,099
Transfer agent fees.......................................   29,195
Other.....................................................   48,610
                                                           --------
 Total expenses before voluntary fee reductions...........           1,634,648
 Expenses voluntarily reduced.............................            (239,289)
                                                                    ----------
 Net Expenses.............................................           1,395,359
                                                                    ----------
Net Investment Income.....................................           2,704,797
                                                                    ----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions...........          15,091,212
Net change in unrealized appreciation from investments....          (7,869,591)
                                                                    ----------
Net realized/unrealized gains from investments............           7,221,621
                                                                    ----------
Change in net assets resulting from operations............          $9,926,418
                                                                    ==========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Balanced Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  2,704,797  $  2,947,999
 Net realized gains from investment transactions...   15,091,212     8,092,471
 Net change in unrealized appreciation from invest-
  ments............................................   (7,869,591)      429,152
                                                    ------------  ------------
Change in net assets resulting from operations.....    9,926,418    11,469,622
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (250,865)     (239,659)
 From net realized gains from investment transac-
  tions............................................     (744,138)   (1,098,018)
Distributions to Investor B Shareholders:
 From net investment income........................      (33,364)      (14,866)
 From net realized gains from investment transac-
  tions............................................      (90,071)      (58,233)
Distributions to Trust Shareholders:
 From net investment income........................   (1,012,706)   (1,205,632)
 From net realized gains from investment transac-
  tions............................................   (3,042,833)   (5,997,694)
Distributions to Institutional Shareholders:
 From net investment income........................   (1,404,770)   (1,551,106)
 From net realized gains from investment transac-
  tions............................................   (4,971,558)   (6,839,335)
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................  (11,550,305)  (17,004,543)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (20,507,622)    5,817,522
                                                    ------------  ------------
Change in net assets...............................  (22,131,509)      282,601
Net Assets:
 Beginning of period...............................  126,681,978   126,399,377
                                                    ------------  ------------
 End of period..................................... $104,550,469  $126,681,978
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Balanced Portfolio

 Financial Highlights, Investor A Shares

                                     For the years ended November 30,
                                -----------------------------------------------
                                 1999     1998     1997    1996       1995
                                -------  -------  ------  ------  -------------
Net Asset Value, Beginning of
 Period.......................  $ 12.63  $ 13.26  $12.58  $11.65     $ 9.61
                                -------  -------  ------  ------     ------
Investment Activities:
 Net investment income........     0.27     0.28    0.32    0.32       0.32
 Net realized and unrealized
  gains from investments......     0.69     0.84    1.47    1.34       2.02
                                -------  -------  ------  ------     ------
 Total from Investment
  Activities..................     0.96     1.12    1.79    1.66       2.34
                                -------  -------  ------  ------     ------
Distributions:
 Net investment income........    (0.27)   (0.28)  (0.40)  (0.31)     (0.30)
 Net realized gains...........    (0.88)   (1.47)  (0.71)  (0.42)        --
                                -------  -------  ------  ------     ------
 Total Distributions..........    (1.15)   (1.75)  (1.11)  (0.73)     (0.30)
                                -------  -------  ------  ------     ------
 Net Asset Value, End of
  Period......................  $ 12.44  $ 12.63  $13.26  $12.58     $11.65
                                =======  =======  ======  ======     ======
Total Return (excludes sales
 charge)......................     8.30%    9.43%  15.38%  15.10%     24.85%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)........................  $11,416  $10,659  $9,923  $9,328     $8,348
Ratio of expenses to average
 net assets...................     1.28%    1.26%   1.27%   1.27%      1.27%
Ratio of net investment income
 to average net assets........     2.21%    2.23%   2.57%   2.79%      2.98%
Ratio of expenses to average
 net assets*..................     1.38%    1.36%   1.37%   1.37%      1.37%
Portfolio turnover**..........    34.80%   47.79%  43.60%  85.16%     58.16%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Investor B Shares

                                For the years ended November      March 1, 1995
                                             30,                       to
                                --------------------------------  November 30,
                                 1999     1998     1997    1996     1995 (a)
                                -------  -------  ------  ------  -------------
Net Asset Value, Beginning of
 Period.......................  $ 12.50  $ 13.15  $12.49  $11.59     $10.13
                                -------  -------  ------  ------     ------
Investment Activities:
 Net investment income........     0.20     0.21    0.25    0.25       0.22
 Net realized and unrealized
  gains from investments......     0.69     0.81    1.43    1.33       1.44
                                -------  -------  ------  ------     ------
 Total from Investment
  Activities..................     0.89     1.02    1.68    1.58       1.66
                                -------  -------  ------  ------     ------
Distributions:
 Net investment income........    (0.19)   (0.20)  (0.26)  (0.26)     (0.20)
 In excess of net investment
  income......................       --       --   (0.05)     --         --
 Net realized gains...........    (0.88)   (1.47)  (0.71)  (0.42)        --
                                -------  -------  ------  ------     ------
 Total Distributions..........    (1.07)   (1.67)  (1.02)  (0.68)     (0.20)
                                -------  -------  ------  ------     ------
Net Asset Value, End of
 Period.......................  $ 12.32  $ 12.50  $13.15  $12.49     $11.59
                                =======  =======  ======  ======     ======
Total Return (excludes
 redemption charge)...........     7.75%    8.63%  14.57%  14.35%     23.92%(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)........................  $ 2,380  $ 1,285  $  522  $  321     $   36
Ratio of expenses to average
 net assets...................     1.98%    1.96%   1.96%   1.96%      1.93%(c)
Ratio of net investment income
 to average net assets........     1.51%    1.57%   1.85%   2.09%      2.28%(c)
Ratio of expenses to average
 net assets*..................     2.08%    2.06%   2.06%   2.06%      2.03%(c)
Portfolio turnover**..........    34.80%   47.79%  43.60%  85.16%     58.16%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Balanced Portfolio

 Financial Highlights, Trust Shares

                                      For the years ended November 30,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period..........................  $ 12.64  $ 13.27  $ 12.58  $ 11.64  $  9.62
                                   -------  -------  -------  -------  -------
Investment Activities:
 Net investment income...........     0.30     0.32     0.38     0.37     0.34
 Net realized and unrealized
  gains from investments.........     0.69     0.84     1.45     1.34     2.02
                                   -------  -------  -------  -------  -------
 Total from Investment
  Activities.....................     0.99     1.16     1.83     1.71     2.36
                                   -------  -------  -------  -------  -------
Distributions:
 Net investment income...........    (0.31)   (0.32)   (0.43)   (0.35)   (0.34)
 Net realized gains..............    (0.88)   (1.47)   (0.71)   (0.42)      --
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (1.19)   (1.79)   (1.14)   (0.77)   (0.34)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period...  $ 12.44  $ 12.64  $ 13.27  $ 12.58  $ 11.64
                                   =======  =======  =======  =======  =======
Total Return.....................     8.53%    9.75%   15.81%   15.56%   24.97%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $35,172  $43,776  $54,299  $61,821  $72,669
Ratio of expenses to average net
 assets..........................     0.98%    0.96%    0.97%    0.97%    0.98%
Ratio of net investment income to
 average net assets..............     2.51%    2.53%    2.87%    3.08%    3.29%
Ratio of expenses to average net
 assets*.........................     1.38%    1.36%    1.37%    1.07%    1.08%
Portfolio turnover**.............    34.80%   47.79%   43.60%   85.16%   58.16%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Institutional Shares

                                      For the years ended November 30,
                                   -------------------------------------------
                                    1999     1998     1997     1996     1995
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period..........................  $ 12.59  $ 13.23  $ 12.54  $ 11.62  $  9.60
                                   -------  -------  -------  -------  -------
Investment Activities:
 Net investment income...........     0.28     0.28     0.31     0.32     0.31
 Net realized and unrealized
  gains from investments.........     0.67     0.83     1.49     1.34     2.02
                                   -------  -------  -------  -------  -------
 Total from Investment
  Activities.....................     0.95     1.11     1.80     1.66     2.33
                                   -------  -------  -------  -------  -------
Distributions:
 Net investment income...........    (0.27)   (0.28)   (0.37)   (0.32)   (0.31)
 In excess of net investment
  income.........................       --       --    (0.03)      --       --
 Net realized gains..............    (0.88)   (1.47)   (0.71)   (0.42)      --
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (1.15)   (1.75)   (1.11)   (0.74)   (0.31)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period...  $ 12.39  $ 12.59  $ 13.23  $ 12.54  $ 11.62
                                   =======  =======  =======  =======  =======
Total Return.....................     8.24%    9.38%   15.52%   15.08%   24.67%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $55,582  $70,962  $61,655  $54,731  $36,827
Ratio of expenses to average net
 assets..........................     1.28%    1.26%    1.27%    1.27%    1.27%
Ratio of net investment income to
 average net assets..............     2.20%    2.23%    2.56%    2.78%    2.97%
Ratio of expenses to average net
 assets*.........................     1.38%    1.36%    1.37%    1.37%    1.37%
Portfolio turnover**.............    34.80%   47.79%   43.60%   85.16%   58.16%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       Mercantile Equity Income Portfolio


  Q. How did the overall stock market environment affect the Portfolio's returns during the 12-month period ended November 30, 1999?

  A. Throughout the year the market remained strong, even though the Fed raised interest rates three times. Early on, investors began to take notice of neglected stocks with attractive valuations. Cyclicals and value stocks outperformed large-cap growth stocks, which helped the Portfolio during the first six months of the fiscal year. Then investors began to shift back to growth stocks, primarily in the technology sector, while rising interest rates hurt some other sectors--including financial services and utility stocks.

  Q. What was your strategy in that environment?

  A. As always, we search for the best values among the various sectors. Throughout the year we found value in underperforming sectors such as health-care, retail and household products, Pepsico (2.0% of net assets) and Gillette (1.0%) were two such underperformers that we added.*

  We reduced the Portfolio's weighting in energy stocks in September to match the weighting of the Russell 1000 Value Index. The energy sector had presented great value late last year but became less appealing as rising oil and gas prices boosted stock valuations.

  We also reduced the Portfolios investments in basic industry and financial services stocks as rising interest rates hurt prospects for those sectors. Even so, the Portfolio was overweighted in the banking sector, which hurt performance during the period.

  We also continued to buy shares of neglected companies with growth potential. For example, we purchased Hewlett-Packard (2.6%) due to the attractive prospects for its printer and hardware divisions, and food distributor Sysco (2.7%), which we feel could benefit from recent merger and acquisition activity, as well as favorable demographic trends.*

  Q. What is the Portfolio's strategy going forward?

  A. We will continue to invest in stocks that offer attractive long-term values. That approach should benefit shareholders as investors recognize that there are some superb valuations outside of the momentum-driven sectors of the market.
-----
* Portfolio composition is subject to change.

                       Mercantile Equity Income Portfolio

                                    [CHART]
Value of a $10,000 Investment
             Investor A   Investor A   Investor B   Investor B   Russell 1000
              (No Load)    (Load)*      (No CDSC)    (CDSC)**    Value Index

2/27/97       $10,000       $9,551     $10,000       $10,000       $10,000
11/97          11,741       11,214      11,674        11,175        12,013
11/98          13,114       12,526      12,956        12,556        13,826
11/99          13,108       12,390      12,846        12,611        16,771
-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                 Since
                                               Inception
                           1 Year              (2/27/97)
-------------------------------------------------------------------------------
-
Investor A (No Load)       -0.05%                10.32%
-------------------------------------------------------------------------------
-
Investor A *               -5.58%                 8.08%
-------------------------------------------------------------------------------
-
Investor B (No CDSC)       -0.85%                 9.51%
-------------------------------------------------------------------------------
-
Investor B (CDSC)**        -4.67%                 8.78%
-------------------------------------------------------------------------------
-
 * Reflects 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

                                    [CHART]
Value of a $10,000 Investment
                                         Russell 1000
               Trust     Institutional    Value Index

2/27/97       $10,000      $10,000          $10,000
11/97          11,763       11,763           12,013
11/98          13,174       13,154           13,826
11/99          13,205       13,166           16,771
-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                 Since
                                               Inception
                           1 Year              (2/27/97)
-------------------------------------------------------------------------------
-
Trust                      0.23%                 10.61%
-------------------------------------------------------------------------------
-
Institutional              0.09%                 10.49%
-------------------------------------------------------------------------------
-

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Equity Income Portfolio is measured against the Russell 1000 Value Index, an unmanaged index is generally representative of those securities in the Russell 1000 Index with certain valuation and historical growth characteristics indicative of value-based stocks. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares and the applicable contingent deferred sales charge (CDSC) on Investor B Shares.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Equity Income Portfolio                                        November 30, 1999

Commercial Paper (5.3%):

                                                         Shares or
                        Security                         Principal
                      Description                          Amount   Market Value
                      -----------                        ---------- ------------
Financial Services (1.4%):
Household Finance, 5.60%, 12/9/99....................... $1,500,000 $  1,498,133
Natural Gas Utility (3.9%):
Ciesco, 5.60%, 12/1/99..................................  4,150,000    4,150,000
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 5,648,133
                                                                    ------------

Common Stocks (91.8%):

Aerospace/Defense (1.0%):
Raytheon Co., Class A...................................     35,000    1,019,375
                                                                    ------------
Banking (11.9%):
Chase Manhattan Corp. ..................................     25,300    1,954,425
Comerica, Inc. .........................................     31,500    1,669,500
First Union Corp. ......................................     46,500    1,798,969
National City Corp. ....................................     52,000    1,296,750
PNC Bank Corp. .........................................     40,150    2,238,362
Union Planters Corp. ...................................     37,500    1,598,438
Wachovia Corp. .........................................     27,600    2,137,274
                                                                    ------------
                                                                      12,693,718
                                                                    ------------
Beverages (2.0%):
PepsiCo, Inc. ..........................................     62,000    2,142,875
                                                                    ------------
Building Products (3.1%):
Masco Corp. ............................................     90,000    2,272,500
Sherwin-Williams Co. ...................................     50,000    1,071,875
                                                                    ------------
                                                                       3,344,375
                                                                    ------------
Business Services (2.4%):
First Data Corp. .......................................     60,000    2,595,000
                                                                    ------------
Chemicals (1.9%):
Solutia, Inc. ..........................................     56,200      843,000
Union Carbide Corp. ....................................     20,000    1,170,000
                                                                    ------------
                                                                       2,013,000
                                                                    ------------
Computers (3.5%):
Hewlett-Packard Co. ....................................     29,000    2,751,375
IBM Corp. ..............................................     10,000    1,030,625
                                                                    ------------
                                                                       3,782,000
                                                                    ------------
Containers & Packaging (1.7%):
Crown Cork & Seal Co., Inc. ............................     89,200    1,817,450
                                                                    ------------
Cosmetics & Toiletries (1.0%):
Gillette Co. ...........................................     26,200    1,052,913
                                                                    ------------
Electrical & Electronic (2.2%):
W.W. Grainger, Inc. ....................................     50,140    2,362,848
                                                                    ------------
Financial Services (10.8%):
Fannie Mae..............................................     40,000    2,665,000
Heller Financial, Inc. .................................     88,000    1,947,000
MBNA Corp. .............................................     75,393    1,903,673
Mellon Financial Corp. .................................     70,000    2,550,625
SLM Holding Corp. ......................................     50,000    2,478,125
                                                                    ------------
                                                                      11,544,423
                                                                    ------------

Common Stocks, continued

                        Security
                      Description                        Shares Market Value
                      -----------                        ------ ------------
Food Products & Services (2.1%):
Ralston Purina Group.................................... 37,900 $  1,125,156
Sara Lee Corp. ......................................... 45,200    1,096,100
                                                                ------------
                                                                   2,221,256
                                                                ------------
Health Care (2.0%):
C.R. Bard, Inc. ........................................ 40,000    2,172,500
                                                                ------------
Manufacturing--Consumer Goods (0.9%):
Newell Rubbermaid, Inc. ................................ 29,300      961,406
                                                                ------------
Medical Equipment & Supplies (1.3%):
Baxter International, Inc. ............................. 20,000    1,351,250
                                                                ------------
Metals & Mining (1.8%):
Alcoa, Inc. ............................................ 30,000    1,965,000
                                                                ------------
Oil & Exploration, Production & Services (5.3%):
Murphy Oil Corp. ....................................... 40,000    2,260,000
National Fuel Gas Co. .................................. 40,000    2,002,500
Vastar Resources, Inc. ................................. 25,000    1,400,000
                                                                ------------
                                                                   5,662,500
                                                                ------------
Oil Companies--Integrated (6.3%):
Atlantic Richfield Co. ................................. 25,000    2,409,374
Phillips Petroleum Co. ................................. 45,000    2,151,563
Unocal Corp. ........................................... 10,122      335,924
USX-Marathon Group, Inc. ............................... 70,000    1,850,625
                                                                ------------
                                                                   6,747,486
                                                                ------------
Paper & Related (3.5%):
Mead Corp. ............................................. 57,000    2,034,187
Temple-Inland, Inc. .................................... 30,550    1,748,988
                                                                ------------
                                                                   3,783,175
                                                                ------------
Pharmaceuticals (3.8%):
Abbott Laboratories..................................... 50,000    1,900,000
Pharmacia & UpJohn, Inc. ............................... 40,000    2,187,500
                                                                ------------
                                                                   4,087,500
                                                                ------------
Printing & Publishing (2.7%):
Tribune Co. ............................................ 60,000    2,883,750
                                                                ------------
Retail Stores (3.1%):
Dillards, Inc., Class A................................. 94,200    1,778,025
May Department Stores Co. .............................. 45,000    1,513,125
                                                                ------------
                                                                   3,291,150
                                                                ------------
Steel (1.8%):
USX-U.S. Steel Group.................................... 75,000    1,898,438
                                                                ------------
Utilities--Gas & Electric (8.7%):
Ameren Corp. ........................................... 50,000    1,731,250
Cinergy Corp. .......................................... 40,000    1,012,500
Constellation Energy Group, Inc. ....................... 65,000    1,913,438
Duke Energy Corp. ...................................... 30,000    1,520,625
NICOR, Inc. ............................................ 25,000      867,188
SCANA Corp. ............................................ 85,000    2,305,624
                                                                ------------
                                                                   9,350,625
                                                                ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.
Equity Income Portfolio

Common Stocks, continued

                                                          Shares or
                        Security                          Principal
                      Description                          Amount   Market Value
                      -----------                         --------- ------------
Utilities--Telephone (4.3%):
GTE Corp. ..............................................    29,500  $  2,153,500
US West, Inc. ..........................................    40,000     2,482,500
                                                                    ------------
                                                                       4,636,000
                                                                    ------------
Wholesale Distribution (2.7%):
Sysco Corp. ............................................    75,000     2,854,688
                                                                    ------------
TOTAL COMMON STOCKS                                                   98,234,701
                                                                    ------------

Real Estate Investment Trusts (3.0%):

Apartments (1.2%):
Archstone Communities Trust.............................    62,000     1,243,875
                                                                    ------------
Office Property (1.8%):
Prentiss Properties Trust...............................    95,000     1,923,750
                                                                    ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS                                    3,167,625
                                                                    ------------

Short-Term Securities Held as Collateral* (5.4%):

Repurchase agreements (5.4%):
Bank Of America, 5.78%, 12/1/99 (Purchased on 11/30/99,
 proceeds at maturity $727,461, collateralized by
 $903,661 various U.S. Government Agency Mortgages,
 5.75%-6.77%, 4/15/23-2/1/29, market value $741,891)....   727,345       727,345
CS First Boston, 5.77%, 12/1/99 (Purchased on 11/30/99,
 proceeds at maturity $484,974, collateralized by
 $620,386 various U.S. Government Agency Mortgages,
 0.00%-8.00%, 5/15/01-8/15/29, market value $494,594)...   484,896       484,896
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $484,973, collateralized
 by $523,602 various U.S. Government Agencies, 0.00%-
 9.80%, 4/19/01-11/30/17, market value $494,594)........   484,896       484,896

                                               Schedule of Portfolio Investments
                                                               November 30, 1999

Short-Term Securities Held as Collateral, continued

                       Security                         Principal
                     Description                         Amount   Market Value
                     -----------                        --------- ------------
Repurchase agreements, continued
Prudential Bache Securities, 5.79%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $969,949,
 collateralized by $1,688,109 various U.S. Government
 Agency Mortgages, 0.00%-10.50%, 12/2/99-6/15/44,
 market value $989,189)...............................    969,793 $    969,793
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,697,408,
 collateralized by $2,182,348 various U.S. Government
 Agencies, 0.00%-9.50%, 5/15/07-11/15/29, market value
 $1,731,080)..........................................  1,697,138    1,697,138
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,387,653,
 collateralized by $2,233,665 various GNMA. 5.00%-
 9.00%, 2/15/00-11/20/29, market value $1,415,181)....  1,387,432    1,387,432
                                                                  ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                       5,751,500
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $93,497,258)(a)--105.5%                                     112,801,959
Liabilities in excess of other assets--(5.5)%                       (5,842,903)
                                                                  ------------
TOTAL NET ASSETS--100.0%                                          $106,959,056
                                                                  ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $453,359. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation... $21,268,170
      Unrealized depreciation...  (2,416,828)
                                 -----------
      Net unrealized apprecia-
       tion..................... $18,851,342
                                 ===========

* Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Income Portfolio

Statement of Assets and Liabilities

                                                               November 30, 1999

Assets:
Investments, at value (cost $87,745,758)...............             $107,050,459
Repurchase agreements, at value (cost $5,751,500)......                5,751,500
                                                                    ------------
 Total Investments.....................................              112,801,959
Cash...................................................                       28
Interest and dividends receivable......................                  220,882
Receivable for capital shares issued...................                       30
Deferred organization costs............................                   17,610
Prepaid expenses and other assets......................                    7,125
                                                                    ------------
 Total Assets..........................................              113,047,634
Liabilities:
Dividends payable......................................  $  246,753
Payable for capital shares redeemed....................         380
Payable for return of collateral received on securities
 loaned................................................   5,751,500
Accrued expenses and other liabilities:
 Investment advisory fees..............................      68,606
 Administration fees...................................       2,687
 Distribution and administrative services fees.........       1,012
 Custodian fees........................................       5,688
 Other liabilities.....................................      11,952
                                                         ----------
 Total Liabilities.....................................                6,088,578
                                                                    ------------
Net Assets:
Capital................................................               73,611,410
Undistributed net investment income....................                   19,737
Accumulated net realized gains from investment
 transactions..........................................               14,023,208
Net unrealized appreciation from investments...........               19,304,701
                                                                    ------------
Net Assets.............................................             $106,959,056
                                                                    ============
Investor A Shares
 Net Assets............................................             $  1,336,429
 Shares................................................                  170,761
 Redemption price per share............................                    $7.83
                                                                           =====
Maximum Sales Charge--Investor A Shares................                    5.50%
 Maximum Offering Price
  (100%/(100%--Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share..............                    $8.29
                                                                           =====
Investor B Shares
 Net Assets............................................             $    765,659
 Shares................................................                   98,015
 Offering price per share*.............................                    $7.81
                                                                           =====
Trust Shares
 Net Assets............................................             $104,762,242
 Shares................................................               13,373,236
 Offering and redemption price per share...............                    $7.83
                                                                           =====
Institutional Shares
 Net Assets............................................             $     94,726
 Shares................................................                   12,083
 Offering and redemption price per share...............                    $7.84
                                                                           =====

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1999

Investment Income:
Interest income..........................................          $   254,975
Dividend income..........................................            2,922,926
Income from securities lending...........................                5,467
                                                                   -----------
 Total Investment Income.................................            3,183,368
Expenses:
Investment advisory fees................................. $830,725
Administration fees......................................  221,529
Distribution and services fees, Investor A Shares........    4,892
Distribution and services fees, Investor B Shares........    7,649
Administrative services fees, Trust Shares...............  324,829
Administrative services fees, Institutional Shares.......      276
Accounting fees..........................................    2,811
Custodian fees...........................................   54,482
Transfer agent fees......................................   29,049
Other....................................................   54,966
                                                          --------
 Total expenses before voluntary fee reductions..........            1,531,208
 Expenses voluntarily reduced............................             (435,592)
                                                                   -----------
 Net Expenses............................................            1,095,616
                                                                   -----------
Net Investment Income....................................            2,087,752
                                                                   ===========
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions..........           14,439,223
Net change in unrealized appreciation from investments...           (8,182,692)
                                                                   -----------
Net realized/unrealized gains from investments...........            6,256,531
                                                                   -----------
Change in net assets resulting from operations...........          $ 8,344,283
                                                                   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Income Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  2,087,752  $  2,213,589
 Net realized gains from investment transactions...   14,439,223    24,493,831
 Net change in unrealized appreciation from
  investments......................................   (8,182,692)  (13,549,445)
                                                    ------------  ------------
Change in net assets resulting from operations.....    8,344,283    13,157,975
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................      (25,873)      (16,781)
 From net realized gains from investment
  transactions.....................................     (384,497)      (34,436)

Distributions to Investor B Shareholders:
 From net investment income........................       (7,033)       (2,683)
 From net realized gains from investment
  transactions.....................................     (125,397)      (26,125)

Distributions to Trust Shareholders:
 From net investment income........................   (2,042,486)   (2,270,617)
 From net realized gains from investment
  transactions.....................................  (24,393,845)  (26,111,109)

Distributions to Institutional Shareholders:
 From net investment income........................       (1,468)         (164)
 From net realized gains from investment
  transactions.....................................       (8,237)           --
 In excess of net realized gains from investment
  transactions.....................................           --          (233)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (26,988,836)  (28,462,148)
                                                    ------------  ------------
Change in net assets from capital transactions.....   11,473,882    (2,790,787)
                                                    ------------  ------------
Change in net assets...............................   (7,170,671)  (18,094,960)
Net Assets:
 Beginning of period...............................  114,129,727   132,224,687
                                                    ------------  ------------
 End of period..................................... $106,959,056  $114,129,727
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Income Portfolio

 Financial Highlights, Investor A Shares

                                               For the
                                             years ended       February 27, 1997
                                            November 30,              to
                                            ---------------    November 30, 1997
                                             1999     1998            (a)
                                            ------   ------    -----------------
Net Asset Value, Beginning of Period......  $10.24   $11.56         $10.00
                                            ------   ------         ------
Investment Activities:
 Net investment income....................    0.13     0.17           0.16
 Net realized and unrealized gains
  (losses) from investments...............   (0.18)    0.98           1.57
                                            ------   ------         ------
 Total from Investment Activities.........   (0.05)    1.15           1.73
                                            ------   ------         ------
Distributions:
 Net investment income....................   (0.13)   (0.18)         (0.16)
 In excess of net investment income.......      --       --          (0.01)
 Net realized gains.......................   (2.23)   (2.29)            --
                                            ------   ------         ------
 Total Distributions......................   (2.36)   (2.47)         (0.17)
                                            ------   ------         ------
Net Asset Value, End of Period............  $ 7.83   $10.24         $11.56
                                            ======   ======         ======
Total Return (excludes sales charge)......   (0.05)%  11.69%         17.42%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........  $1,336   $1,709         $  173
Ratio of expenses to average net assets...    1.28%    1.15%          0.45%(c)
Ratio of net investment income to average
 net assets...............................    1.60%    1.51%          2.29%(c)
Ratio of expenses to average net assets*..    1.38%    1.38%          1.38%(c)
Portfolio turnover**......................   81.84%   98.32%         48.33%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Investor B Shares

                                               For the
                                             years ended       February 27, 1997
                                            November 30,              to
                                            ---------------    November 30, 1997
                                             1999     1998            (a)
                                            ------   ------    -----------------
Net Asset Value, Beginning of Period......  $10.23   $11.55         $10.00
                                            ------   ------         ------
Investment Activities:
 Net investment income....................    0.08     0.11(d)        0.10
 Net realized and unrealized gains
  (losses) from investments...............   (0.19)    0.97           1.57
                                            ------   ------         ------
 Total from Investment Activities.........   (0.11)    1.08           1.67
                                            ------   ------         ------
Distributions:
 Net investment income....................   (0.08)   (0.11)         (0.10)
 In excess of net investment income.......      --       --          (0.02)
 Net realized gains.......................   (2.23)   (2.29)            --
                                            ------   ------         ------
 Total Distributions......................   (2.31)   (2.40)         (0.12)
                                            ------   ------         ------
Net Asset Value, End of Period............  $ 7.81   $10.23         $11.55
                                            ======   ======         ======
Total Return (excludes redemption
 charge)..................................   (0.85)%  10.98%         16.75%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........  $  766   $  520         $  131
Ratio of expenses to average net assets...    1.98%    1.84%          1.14%(c)
Ratio of net investment income to average
 net assets...............................    0.89%    0.83%          1.53%(c)
Ratio of expenses to average net assets*..    2.08%    2.08%          2.07%(c)
Portfolio turnover**......................   81.84%   98.32%         48.33%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Per share net investment income has been calculated using the daily average share method.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Income Portfolio

 Financial Highlights, Trust Shares

                                              For the
                                            years ended       February 27, 1997
                                           November 30,              to
                                         -------------------  November 30, 1997
                                           1999       1998           (a)
                                         --------   --------  -----------------
Net Asset Value, Beginning of Period.... $  10.24   $  11.56      $  10.00
                                         --------   --------      --------
Investment Activities:
 Net investment income..................     0.16       0.19          0.20
 Net realized and unrealized gains
  (losses) from investments.............    (0.18)      0.98          1.55
                                         --------   --------      --------
 Total from Investment Activities.......    (0.02)      1.17          1.75
                                         --------   --------      --------
Distributions:
 Net investment income..................    (0.16)     (0.20)        (0.19)
 Net realized gains.....................    (2.23)     (2.29)           --
                                         --------   --------      --------
 Total Distributions....................    (2.39)     (2.49)        (0.19)
                                         --------   --------      --------
Net Asset Value, End of Period.......... $   7.83   $  10.24      $  11.56
                                         ========   ========      ========
Total Return............................     0.23%     12.00%        17.64%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)....... $104,762   $111,866      $131,919
Ratio of expenses to average net
 assets.................................     0.98%      0.71%         0.15%(c)
Ratio of net investment income to
 average net assets.....................     1.90%      1.94%         2.51%(c)
Ratio of expenses to average net
 assets*................................     1.38%      1.37%         1.38%(c)
Portfolio turnover**....................    81.84%     98.32%        48.33%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Institutional Shares

                                              For the
                                            years ended       February 27, 1997
                                           November 30,              to
                                         -------------------  November 30, 1997
                                           1999       1998           (a)
                                         --------   --------  -----------------
Net Asset Value, Beginning of Period.... $  10.24   $  11.56      $  10.00
                                         --------   --------      --------
Investment Activities:
 Net investment income..................     0.14       0.18          0.19
 Net realized and unrealized gains
  (losses) from investments.............    (0.18)      0.98          1.56
                                         --------   --------      --------
 Total from Investment Activities.......    (0.04)      1.16          1.75
                                         --------   --------      --------
Distributions:
 Net investment income..................    (0.13)     (0.19)        (0.19)
 Net realized gains.....................    (2.23)     (2.29)           --
                                         --------   --------      --------
 Total Distributions....................    (2.36)     (2.48)        (0.19)
                                         --------   --------      --------
Net Asset Value, End of Period.......... $   7.84   $  10.24      $  11.56
                                         ========   ========      ========
Total Return............................     0.09%+    11.82%        17.64%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)....... $     95   $     35      $      1
Ratio of expenses to average net
 assets.................................     1.28%      1.23%         0.37%(c)
Ratio of net investment income to
 average net assets.....................     1.58%      1.40%         2.34%(c)
Ratio of expenses to average net
 assets*................................     1.38%      1.32%         1.60%(c)
Portfolio turnover**....................    81.84%     98.32%        48.33%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. + Incurred class specific gains. The total return excluding this would have been (0.07)%.
                       See notes to financial statements

                       Mercantile Equity Index Portfolio


  Q. What is the role of an index fund in an investor's portfolio?

  A. Index funds simulate the composition of a particular market index, with the goal of providing returns which, before the deduction of operating expenses, are comparable to that benchmark's returns. The Mercantile Equity Index Portfolio attempts to duplicate the performance of the S&P 500 Index, the most common measure of the U.S. stock market's performance. The Index includes 500 stocks of large companies across various sectors of the economy.

  Q. How did the stock market and the Portfolio perform during the 12 months ended November 30, 1999?

  A. The S&P 500 Index rose 20.89% for the period, and the Portfolio gained 19.84% (Investor A Shares without the maximum sales charge). Gains in the Index and the Portfolio were in part driven by strong performances from shares of large technology companies, which investors prized for their potential earnings power, and energy stocks, which benefited from rising oil prices.

  Q. What accounts for the difference between the benchmark's return and the return of the Portfolio?

  A. Index funds usually trail their benchmarks by a small margin, reflecting the expenses involved with managing the Portfolio. Moreover, the Portfolio includes small amounts of cash, which in a strong market can weigh down returns. Over long periods, however, the return of the Portfolio should be very close to that of its benchmark index.

                       Mercantile Equity Index Portfolio

                                    [CHART]
Value of a $10,000 Investment
                Investor A    Investor A                               S & P 500
                 (No Load)      (Load)*      Trust     Institutional    Index
1      5/1/97     10,000          9,747       10,000      10,000       10,000
2    11/30/97     12,014         11,710       12,040      12,040       11,964
3       11/98     14,778         14,404       14,851      14,812       14,797
4       11/99     17,710         16,739       17,845      17,750       17,888
-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                                   Since
                                                                 Inception
                                                       1 Year     (5/1/97)
-------------------------------------------------------------------------------
-
Investor A (No Load)                                   19.84%      24.76%
-------------------------------------------------------------------------------
-
Investor A*                                            13.22%      22.07%
-------------------------------------------------------------------------------
-
Trust                                                  20.16%      25.13%
-------------------------------------------------------------------------------
-
Institutional                                          19.83%      24.87%
-------------------------------------------------------------------------------
-
*  Reflects 5.50% sales charge.

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Equity Index Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market as a whole. Investors are unable to invest in the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1999

Commercial Paper (0.2%):
                                                         Shares or
                        Security                         Principal    Market
                      Description                         Amount      Value
                      -----------                        --------- ------------
Natural Gas Utility (0.2%):
Ciesco, 5.60%, 12/1/99.................................. $191,000  $    191,000
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                  191,000
                                                                   ------------
Common Stocks (99.0%):
Advertising (0.2%):
Interpublic Group Cos., Inc. ...........................    2,517       118,299
Omnicom Group, Inc. ....................................    1,616       142,410
                                                                   ------------
                                                                        260,709
                                                                   ------------
Aerospace/Defense (0.9%):
Boeing Co. .............................................    8,776       358,171
General Dynamics Corp. .................................    1,791        92,348
Lockheed Martin Corp....................................    3,599        71,530
Northrop Grumman Corp. .................................      636        35,735
Raytheon Co., Class B...................................    3,089        94,794
Teledyne Technologies, Inc.(b)..........................      245         2,155
TRW, Inc................................................    1,069        55,788
United Technologies Corp. ..............................    4,363       246,510
                                                                   ------------
                                                                        957,031
                                                                   ------------
Aircraft Engines & Engine Parts (0.3%):
AlliedSignal, Inc. .....................................    5,010       299,661
                                                                   ------------
Airlines (0.2%):
AMR Corp.(b)............................................    1,344        81,816
Delta Air Lines, Inc....................................    1,273        62,695
Southwest Airlines Co. .................................    4,562        74,418
US Airways Group, Inc.(b)...............................      662        18,495
                                                                   ------------
                                                                        237,424
                                                                   ------------
Apparel/Shoes (0.5%):
Gap, Inc................................................    7,790       315,495
Liz Claiborne, Inc. ....................................      592        22,163
Nike, Inc. .............................................    2,603       119,738
Reebok International Ltd.(b)............................      502         4,518
Russell Corp. ..........................................      306         3,997
VF Corp.................................................    1,095        32,713
                                                                   ------------
                                                                        498,624
                                                                   ------------
Automotive (1.2%):
Cooper Industries, Inc. ................................      866        37,184
Cummins Engine Co. .....................................      411        16,646
Dana Corp. .............................................    1,472        40,848
Delphi Automotive Systems...............................    5,174        81,490
Ford Motor Co...........................................   11,017       556,358
General Motors Corp.....................................    5,887       423,863
Genuine Parts Co........................................    1,613        41,535
Navistar International Corp.(b).........................      600        22,313
PACCAR, Inc.............................................      718        29,528
                                                                   ------------
                                                                      1,249,765
                                                                   ------------
Banking (5.4%):
Amsouth Bancorp.........................................    3,550        80,097
Bank of America Corp....................................   15,673       916,871
Bank of New York, Inc. .................................    6,679       266,325
Bank One Corp. .........................................   10,616       374,214
BB & T Corp. ...........................................    2,899        93,130
Chase Manhattan Corp. ..................................    7,609       587,795
Comerica, Inc. .........................................    1,396        73,988

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Banking, continued
Fifth Third Bancorp........................................  2,697 $    188,790
First Union Corp...........................................  8,658      334,956
Firstar Corp.(c)...........................................  8,927      232,102
Fleet Boston Financial Corp. ..............................  8,405      317,814
Huntington BancShares, Inc. ...............................  2,080       57,590
KeyCorp....................................................  4,117      111,159
National City Corp. .......................................  5,624      140,249
Northern Trust Corp. ......................................  1,018       98,555
Old Kent Financial Corp....................................  1,059       42,956
PNC Bank Corp. ............................................  2,795      155,821
Republic New York Corp. ...................................  1,002       70,829
Southtrust Corp. ..........................................  1,566       60,780
State Street Corp..........................................  1,508      110,744
Summit Bancorp.............................................  1,561       50,928
SunTrust Banks, Inc. ......................................  2,961      206,900
Synovus Financial Corp.....................................  2,423       48,460
U.S. Bancorp...............................................  6,667      227,928
Union Planters Corp. ......................................  1,305       55,626
Wachovia Corp..............................................  1,825      141,323
Wells Fargo & Co........................................... 14,954      695,361
                                                                   ------------
                                                                      5,741,291
                                                                   ------------
Beverages (2.5%):
Adolph Coors Co. ..........................................    330       16,418
Anheuser-Busch Co. ........................................  4,239      317,130
Brown-Forman Corp. ........................................    607       38,051
Coca-Cola Co. ............................................. 22,462    1,511,973
Coca-Cola Enterprises, Inc. ...............................  3,857       81,720
PepsiCo, Inc. ............................................. 13,345      461,237
Seagram Co. Ltd. ..........................................  3,939      171,593
                                                                   ------------
                                                                      2,598,122
                                                                   ------------
Broadcasting & Publishing (1.0%):
CBS Corp.(b)...............................................  6,928      360,262
Clear Channel Communications, Inc.(b)......................  3,030      243,536
Mediaone Group, Inc.(b)....................................  5,501      435,954
                                                                   ------------
                                                                      1,039,752
                                                                   ------------
Building Products (0.2%):
Masco Corp.................................................  4,035      101,884
Owens Corning..............................................    488        7,686
Sherwin-Williams Co........................................  1,526       32,714
Vulcan Materials Co. ......................................    877       35,299
                                                                   ------------
                                                                        177,583
                                                                   ------------
Business Services (0.6%):
Automatic Data Processing, Inc.............................  5,611      277,044
Ceridian Corp.(b)..........................................  1,314       28,415
Computer Science Corp.(b)..................................  1,449       94,547
Equifax, Inc. .............................................  1,313       32,497
First Data Corp. ..........................................  3,853      166,642
                                                                   ------------
                                                                        599,145
                                                                   ------------
Chemicals (1.5%):
Air Products & Chemicals, Inc. ............................  2,062       66,757
Avery Dennison Corp. ......................................  1,076       63,888
Dow Chemical Co. ..........................................  1,967      230,385
E. I. duPont de Nemours & Co...............................  9,450      561,700
Eastman Chemical Co. ......................................    717       27,873

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Chemicals, continued
Ecolab, Inc................................................  1,128 $     39,057
Engelhard Corp.............................................  1,187       19,956
FMC Corp.(b)...............................................    277       13,435
Great Lakes Chemical Corp. ................................    521       17,291
Hercules, Inc..............................................    918       21,803
Monsanto Co................................................  5,752      242,663
Praxair, Inc...............................................  1,489       66,447
Rohm & Haas Co.............................................  1,978       72,444
Sigma-Aldrich Corp. .......................................    883       25,276
Union Carbide Corp. .......................................  1,170       68,445
W.R. Grace & Co.(b)........................................    600        8,175
                                                                   ------------
                                                                      1,545,595
                                                                   ------------
Commercial Services (0.2%):
Cendant Corp.(b)...........................................  6,600      109,312
H & R Block, Inc...........................................    900       38,700
Quintiles Transnational Corp.(b)...........................  1,020       22,504
                                                                   ------------
                                                                        170,516
                                                                   ------------
Computer Software (6.0%):
Adaptec, Inc.(b)...........................................    972       52,367
Adobe Systems, Inc.........................................  1,150       78,991
BMC Software, Inc.(b)......................................  2,190      159,459
Computer Associates International, Inc. ...................  4,849      315,185
Compuware Corp.(b).........................................  3,211      108,572
Electronic Data Systems Corp. .............................  4,463      287,027
IMS Health, Inc. ..........................................  2,840       66,918
Microsoft Corp.(b)......................................... 46,406    4,225,123
Novell, Inc.(b)............................................  3,013       58,942
Oracle Corp.(b)............................................ 13,056      885,360
Parametric Technology Corp.(b).............................  2,417       54,836
Peoplesoft, Inc.(b)........................................  2,169       40,804
                                                                   ------------
                                                                      6,333,584
                                                                   ------------
Computers (8.6%):
3Com Corp.(b)..............................................  3,244      129,152
Apple Computer, Inc.(b)....................................  1,434      140,353
Cabletron Systems, Inc.(b).................................  1,561       35,805
Cisco Systems, Inc.(b)..................................... 29,581    2,638,254
Compaq Computer Corp....................................... 15,460      377,804
Dell Computer Corp.(b)..................................... 23,065      993,237
EMC Corp.(b)...............................................  9,185      767,522
Gateway, Inc.(b)...........................................  2,821      215,454
Hewlett-Packard Co.........................................  9,167      869,719
IBM Corp. ................................................. 16,406    1,690,842
Lexmark International Group, Inc.
 Class A(b)................................................  1,145       95,035
Network Appliance, Inc.(b).................................    669       78,733
Seagate Technology, Inc.(b)................................  2,010       74,370
Silicon Graphics, Inc.(b)..................................  1,695       15,997
Sun Microsystems, Inc.(b)..................................  7,031      929,850
Unisys Corp.(b)............................................  2,739       78,746
                                                                   ------------
                                                                      9,130,873
                                                                   ------------
Construction (0.1%):
Armstrong World Industries, Inc............................    344       11,524
Centex Corp. ..............................................    511       12,136
Ingersoll-Rand Co. ........................................  1,495       72,415
Kaufman & Broad Home Corp. ................................    434        9,602
Pulte Corp. ...............................................    390        7,824
                                                                   ------------
                                                                        113,501
                                                                   ------------

Common Stocks, continued
                       Security                                   Market
                      Description                       Shares    Value
                      -----------                       ------ ------------
Consumer Goods & Services (1.7%):
Black & Decker Corp. ..................................    760 $     34,105
Clorox Co..............................................  2,169       96,656
Colgate-Palmolive Co...................................  5,275      289,466
Fortune Brands, Inc....................................  1,470       50,256
Jostens, Inc. .........................................    333        6,119
Procter & Gamble Co. .................................. 12,100    1,306,799
Tupperware Corp........................................    529        9,423
                                                               ------------
                                                                  1,792,824
                                                               ------------
Containers & Packaging (0.1%):
Ball Corp. ............................................    275       10,227
Bemis Co. .............................................    489       15,404
Crown Cork & Seal Co., Inc. ...........................  1,074       21,883
Owens-Illinois, Inc.(b)................................  1,410       33,752
Sealed Air Corp.(b)....................................    724       34,027
                                                               ------------
                                                                    115,293
                                                               ------------
Cosmetics & Toiletries (0.5%):
Alberto-Culver Co. ....................................    503       13,235
Avon Products, Inc. ...................................  2,336       85,118
Gillette Co. ..........................................  9,882      397,133
International Flavors & Fragrances, Inc. ..............    926       34,088
                                                               ------------
                                                                    529,574
                                                               ------------
Diversified Operations (0.8%):
Corning, Inc...........................................  2,184      204,614
Crane Co. .............................................    594       10,915
Eastern Enterprises....................................    233       13,223
Eaton Corp.............................................    665       51,496
ITT Industries, Inc. ..................................    758       26,435
Minnesota Mining & Manufacturing Co. ..................  3,657      349,473
National Service Industries, Inc. .....................    335        9,903
PPG Industries, Inc. ..................................  1,574       92,177
Textron, Inc. .........................................  1,351       96,005
                                                               ------------
                                                                    854,241
                                                               ------------
Electrical & Electronic (4.4%):
Analog Devices(b)......................................  1,589       91,268
CMS Energy Corp. ......................................  1,052       34,979
Emerson Electric Co. ..................................  3,976      226,632
Florida Progress Corp. ................................    876       37,449
General Electric Co. .................................. 29,848    3,880,240
Millipore Corp. .......................................    427       14,011
PerkinElmer, Inc. .....................................    368       15,134
Pinnacle West Capital Corp. ...........................    800       26,550
Solectron Corp.(b).....................................  2,470      203,466
Tektronix, Inc. .......................................    452       15,368
Teradyne, Inc.(b)......................................  1,436       62,556
Thomas & Betts Corp....................................    492       20,172
W.W. Grainger, Inc. ...................................    834       39,302
                                                               ------------
                                                                  4,667,127
                                                               ------------
Electronic Components/Instruments (0.1%):
Molex, Inc. ...........................................  1,319       66,807
                                                               ------------
Engineering (0.0%):
Fluor Corp. ...........................................    693       29,149
Foster Wheeler Corp. ..................................    341        3,474
                                                               ------------
                                                                     32,623
                                                               ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Entertainment (1.8%):
Brunswick Corp. ...........................................    852 $     18,584
Carnival Corp. ............................................  5,535      244,232
Harrah's Entertainment, Inc.(b)............................  1,145       31,631
Meredith Corp..............................................    494       18,679
The Walt Disney Co. ....................................... 18,721      521,848
Time Warner, Inc. ......................................... 11,744      724,458
Viacom, Inc., Class B(b)...................................  6,365      316,659
                                                                   ------------
                                                                      1,876,091
                                                                   ------------
Environmental Services (0.1%):
Allied Waste Industries, Inc.(b)...........................  1,682       13,666
Waste Management, Inc. ....................................  5,632       91,520
                                                                   ------------
                                                                        105,186
                                                                   ------------
Financial Services (6.1%):
American Express Co........................................  4,135      625,677
Associates First Capital Corp..............................  6,573      218,552
Bear Stearns Co., Inc......................................  1,122       45,810
Capital One Financial Corp.................................  1,786       83,161
Citigroup, Inc............................................. 30,688    1,653,315
Countrywide Credit Industries, Inc. .......................    980       27,563
Dun & Bradstreet Corp......................................  1,495       40,365
Fannie Mae.................................................  9,335      621,944
Franklin Resources, Inc. ..................................  2,259       71,017
Freddie Mac................................................  6,321      312,099
Golden West Financial Corp.................................    509       51,377
Household International, Inc. .............................  4,395      173,877
J. P. Morgan & Co., Inc. ..................................  1,606      211,189
Lehman Brothers Holding, Inc. .............................  1,050       80,194
MBIA, Inc. ................................................    954       47,700
MBNA Corp. ................................................  7,320      184,830
Mellon Financial Corp......................................  4,716      171,839
Merrill Lynch & Co.........................................  3,371      271,787
MGIC Investment Corp. .....................................    957       54,071
Morgan Stanley Dean Witter & Co. ..........................  5,190      626,044
Paine Webber Group, Inc. ..................................  1,337       52,394
Paychex, Inc. .............................................  2,275       90,858
Price (T. Rowe) Associates.................................  1,067       38,412
Providian Financial Corp. .................................  1,287      101,834
Regions Financial Corp. ...................................  2,000       54,875
Schwab (Charles) Corp. ....................................  7,463      283,128
SLM Holding Corp...........................................  1,437       71,221
Washington Mutual, Inc. ...................................  5,310      153,990
                                                                   ------------
                                                                      6,419,123
                                                                   ------------
Food Products (0.3%):
Nabisco Group Holdings Corp. ..............................  2,978       34,433
Unilever N.V. .............................................  5,222      284,273
                                                                   ------------
                                                                        318,706
                                                                   ------------
Food Products & Services (1.3%):
Archer-Daniels Midland Co. ................................  5,583       69,439
Bestfoods..................................................  2,499      136,976
Campbell Soup Co. .........................................  3,908      174,395
ConAgra, Inc...............................................  4,437      107,043
General Mills, Inc.........................................  2,720      102,510
H. J. Heinz Co. ...........................................  3,304      138,355
Hershey Foods Corp.........................................  1,277       62,733
Kellogg Co.................................................  3,672      124,389
Quaker Oats Co.............................................  1,180       76,995
Ralston Purina Group.......................................  2,927       86,895

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Food Products & Services, continued
Sara Lee Corp. ............................................  8,255 $    200,183
Wm. Wrigley Jr. Co. .......................................  1,025       85,267
                                                                   ------------
                                                                      1,365,180
                                                                   ------------
Funeral Services (0.0%):
Service Corp. International................................  2,513       19,005
                                                                   ------------
Health Care (1.7%):
American Home Products Corp. .............................. 11,866      617,032
C.R. Bard, Inc.............................................    433       23,517
Columbia/HCA Healthcare Corp. .............................  5,092      138,757
Healthsouth Corp.(b).......................................  3,761       21,391
Humana, Inc.(b)............................................  1,489       10,423
Manor Care, Inc.(b)........................................    967       19,400
Mckesson HBOC, Inc. .......................................  2,599       60,752
Tenet Healthcare Corp.(b)..................................  2,780       62,029
United Healthcare Corp. ...................................  1,552       80,607
Warner-Lambert Co..........................................  7,774      697,231
Wellpoint Health Networks(b)...............................    607       34,940
                                                                   ------------
                                                                      1,766,079
                                                                   ------------
Home Furnishings (0.0%):
Leggett & Platt, Inc. .....................................  1,808       38,759
                                                                   ------------
Hotels & Lodging (0.1%):
Hilton Hotels Corp. .......................................  2,284       22,983
Marriott International, Inc., Class A......................  2,300       74,893
Mirage Resorts, Inc.(b)....................................  1,778       22,781
                                                                   ------------
                                                                        120,657
                                                                   ------------
Household--Major Appliances (0.1%):
Maytag Corp. ..............................................    759       36,195
Whirlpool Corp. ...........................................    679       41,419
                                                                   ------------
                                                                         77,614
                                                                   ------------
Household Products/Wares (0.0%):
Water Pik Technologies, Inc.(b)............................     86          631
                                                                   ------------
Instrumentation (0.3%):
Honeywell, Inc. ...........................................  1,118      125,146
Johnson Controls, Inc. ....................................    790       43,055
Parker Hannifin Corp. .....................................  1,031       48,521
PE Corp. Biosystems........................................    881       71,912
                                                                   ------------
                                                                        288,634
                                                                   ------------
Insurance (3.0%):
Aetna, Inc.................................................  1,241       67,790
AFLAC, Inc. ...............................................  2,377      113,799
Allstate Corp. ............................................  7,282      190,697
American General Corp. ....................................  2,310      169,352
American International Group, Inc.......................... 14,070    1,452,727
AON Corp. .................................................  2,294       81,867
Chubb Corp. ...............................................  1,561       83,611
Cigna Corp. ...............................................  1,796      147,721
Cincinnati Financial Corp..................................  1,482       49,647
Conseco, Inc. .............................................  3,010       60,953
Hartford Financial Services Group, Inc. ...................  2,085       97,343
Jefferson-Pilot Corp. .....................................    921       62,513
Lincoln National Corp. ....................................  1,802       75,121
Loews Corp. ...............................................    945       60,480
Marsh & McLennan Cos., Inc.................................  2,377      186,892
Progressive Corp. .........................................    684       55,105

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------ -------------
Insurance, continued
SAFECO Corp. ..............................................  1,215 $      28,780
St. Paul Companies, Inc. ..................................  2,025        61,130
Torchmark Corp. ...........................................  1,199        38,068
UnumProvident Corp. .......................................  2,140        69,684
                                                                   -------------
                                                                       3,153,280
                                                                   -------------
Internet (1.4%):
America Online, Inc.(b).................................... 20,162     1,465,525
                                                                   -------------
Machinery & Equipment (0.4%):
Caterpillar, Inc...........................................  3,189       147,890
Deere & Co. ...............................................  2,095        89,954
Dover Corp. ...............................................  1,918        83,193
Milacron, Inc. ............................................    338         4,922
Nacco Industries, Inc., Class A............................    108         5,231
Snap-On, Inc...............................................    549        16,607
Stanley Works..............................................    813        25,305
Thermo Electron Corp.(b)...................................  1,435        21,525
                                                                   -------------
                                                                         394,627
                                                                   -------------
Manufacturing (0.8%):
Briggs & Stratton Corp. ...................................    218        11,649
Danaher Corp. .............................................  1,295        63,617
Fleetwood Enterprises, Inc. ...............................    345         7,245
Illinois Tool Works, Inc. .................................  2,262       146,465
Pall Corp. ................................................  1,114        26,109
Tyco International Ltd..................................... 15,190       608,550
                                                                   -------------
                                                                         863,635
                                                                   -------------
Manufacturing--Consumer Goods (0.1%):
Newell Rubbermaid, Inc. ...................................  2,604        85,444
                                                                   -------------
Medical Equipment & Supplies (0.9%):
Bausch & Lomb, Inc. .......................................    502        27,516
Baxter International, Inc. ................................  2,665       180,054
Becton Dickinson & Co. ....................................  2,304        62,784
Biomet, Inc. ..............................................  1,017        32,226
Boston Scientific Corp.(b).................................  3,759        79,409
Guidant Corp.(b)...........................................  2,712       135,600
Mallinckrodt, Inc. ........................................    627        20,848
Medtronic, Inc. ........................................... 10,670       414,796
St. Jude Medical, Inc.(b)..................................    756        20,081
                                                                   -------------
                                                                         973,314
                                                                   -------------
Medical Services (0.0%):
Shared Medical Systems Corp. ..............................    221         9,669
                                                                   -------------
Metals & Mining (0.4%):
Alcan Aluminum Ltd. .......................................  2,049        69,666
Alcoa, Inc.................................................  3,366       220,473
Freeport McMoran Copper & Gold, Inc.(b)....................  1,489        23,545
Inco Ltd. .................................................  1,737        31,917
Phelps Dodge Corp. ........................................    806        41,904
Reynolds Metals Co. .......................................    597        37,350
                                                                   -------------
                                                                         424,855
                                                                   -------------
Office Equipment & Services (0.3%):
Deluxe Corp. ..............................................    661        17,310
IKON Office Solutions, Inc.................................  1,350         9,028

Common Stocks, continued
                       Security                                   Market
                      Description                       Shares    Value
                      -----------                       ------ ------------
Office Equipment & Services, continued
Pitney Bowes, Inc. ....................................  2,412 $    115,625
Xerox Corp. ...........................................  6,027      163,106
                                                               ------------
                                                                    305,069
                                                               ------------
Oil & Exploration, Production & Services (0.6%):
Anadarko Petroleum Corp................................  1,161       34,975
Apache Corp............................................  1,017       36,421
Burlington Resources, Inc. ............................  1,598       53,733
Coastal Corp...........................................  1,910       67,328
Conoco, Inc. ..........................................  5,688      148,955
Halliburton Co.........................................  4,015      155,329
Kerr-McGee Corp. ......................................    773       44,254
Rowan Cos., Inc.(b)....................................    774       13,255
Tosco Corp. ...........................................  1,407       38,077
Union Pacific Resources Group, Inc. ...................  2,320       30,305
                                                               ------------
                                                                    622,632
                                                               ------------
Oil & Gas Equipment/Services (0.6%):
Baker Hughes, Inc......................................  3,037       76,684
El Paso Energy Corp. ..................................  2,086       80,311
McDermott International, Inc...........................    549        4,701
Schlumberger Ltd. .....................................  4,937      296,529
Williams Cos., Inc. ...................................  3,932      132,705
                                                               ------------
                                                                    590,930
                                                               ------------
Oil Companies--Integrated (5.1%):
Amerada Hess Corp. ....................................    830       48,088
Ashland, Inc. .........................................    678       22,883
Atlantic Richfield Co. ................................  2,966      285,848
Chevron Corp. .........................................  6,015      532,703
Enron Corp. ...........................................  6,478      246,569
Exxon Corp. ........................................... 22,068    1,750,267
Helmerich & Payne, Inc. ...............................    404        9,141
Mobil Corp. ...........................................  7,168      747,712
Occidental Petroleum Corp..............................  3,168       69,498
Phillips Petroleum Co. ................................  2,350      112,359
Royal Dutch Petroleum Co.-NY Shares.................... 19,506    1,131,348
Sunoco, Inc. ..........................................    873       22,316
Texaco, Inc. ..........................................  5,060      308,344
Unocal Corp. ..........................................  2,248       74,606
USX-Marathon Group, Inc................................  2,774       73,338
                                                               ------------
                                                                  5,435,020
                                                               ------------
Packaging (0.0%):
Pactiv Corp.(b)........................................  1,547       15,857
                                                               ------------
Paper & Related (0.9%):
Boise Cascade Corp. ...................................    498       17,243
Champion International Corp. ..........................    865       47,953
Fort James Corp. ......................................  1,977       56,839
Georgia-Pacific Corp...................................  1,596       63,541
International Paper Co. ...............................  3,781      197,321
Kimberly-Clark Corp. ..................................  4,858      310,305
Louisiana-Pacific Corp. ...............................    994       12,177
Mead Corp..............................................    901       32,154
Potlatch Corp. ........................................    243        9,826
Temple-Inland, Inc.....................................    501       28,682
Westvaco Corp..........................................    891       26,897

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Paper & Related, continued
Weyerhaeuser Co. ..........................................  1,810 $    110,863
Williamette Industries, Inc. ..............................  1,002       41,458
                                                                   ------------
                                                                        955,259
                                                                   ------------
Pharmaceuticals (7.8%):
Abbott Laboratories........................................ 13,821      525,198
Allergan, Inc. ............................................    617       60,697
ALZA Corp.(b)..............................................    895       38,653
Amgen, Inc.(b).............................................  9,370      426,921
Bristol-Myers Squibb Co. .................................. 18,082    1,321,115
Eli Lilly & Co. ...........................................  9,933      712,693
Johnson & Johnson.......................................... 12,189    1,264,609
Merck & Co., Inc. ......................................... 21,346    1,675,660
Pfizer, Inc. .............................................. 35,273    1,276,442
Pharmacia & UpJohn, Inc. ..................................  4,600      251,563
Schering-Plough Corp. ..................................... 13,336      681,803
Watson Pharmaceuticals, Inc.(b)............................    846       31,461
                                                                   ------------
                                                                      8,266,815
                                                                   ------------
Photography (0.2%):
Eastman Kodak Co. .........................................  2,886      178,572
Polaroid Corp. ............................................    361        6,949
                                                                   ------------
                                                                        185,521
                                                                   ------------
Precious Metals (0.1%):
Barrick Gold Corp. ........................................  3,584       64,512
Homestake Mining Co........................................  2,349       19,379
Newmont Mining Corp. ......................................  1,511       35,792
Placer Dome, Inc. .........................................  2,978       33,875
                                                                   ------------
                                                                        153,558
                                                                   ------------
Printing & Publishing (0.6%):
American Greetings Corp. Class A...........................    581       13,690
Dow Jones & Co., Inc.......................................    820       49,713
Gannett Co., Inc...........................................  2,577      184,417
Knight-Ridder, Inc. .......................................    733       39,994
McGraw-Hill Cos., Inc......................................  1,762       99,883
New York Times Co. ........................................  1,590       61,116
R.R. Donnelley Co. ........................................  1,191       28,584
Times Mirror Co. ..........................................    507       32,733
Tribune Co.................................................  2,181      104,824
                                                                   ------------
                                                                        614,954
                                                                   ------------
Restaurants (0.6%):
Darden Restaurants, Inc. ..................................  1,203       21,428
McDonald's Corp. .......................................... 12,325      554,625
Tricon Global Restaurants, Inc.(b).........................  1,354       56,191
Wendy's International, Inc.................................  1,128       24,887
                                                                   ------------
                                                                        657,131
                                                                   ------------
Retail Stores (5.9%):
Albertson's, Inc...........................................  3,812      121,746
AutoZone, Inc.(b)..........................................  1,364       37,595
Bed, Bath & Beyond, Inc.(b)................................  1,251       39,094
Best Buy, Inc.(b)..........................................  1,901      118,813
Circuit City Stores, Inc. .................................  1,875       90,938
Consolidated Stores Corp.(b)...............................    983       15,482
CVS Corp. .................................................  3,564      141,446
Dayton Hudson Corp.........................................  4,022      283,802

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Retail Stores, continued
Dillards, Inc., Class A....................................    939 $     17,724
Dollar General Corp. ......................................  2,088       51,156
Federated Department Stores, Inc.(b).......................  1,849       87,019
Great Atlantic & Pacific Tea Co............................    331        8,420
Harcourt General, Inc. ....................................    615       20,372
Home Depot, Inc. .......................................... 13,510    1,068,134
J.C. Penney, Inc...........................................  2,359       52,635
KMart Corp.(b).............................................  4,503       44,749
Kohl's Corp.(b)............................................  1,458      105,249
Kroger Co.(b)..............................................  7,535      160,590
Limited, Inc. .............................................  1,932       81,989
Longs Drug Stores, Inc. ...................................    334        8,392
Lowe's Cos. ...............................................  3,439      171,305
May Department Stores Co. .................................  3,050      102,556
Nordstrom, Inc. ...........................................  1,281       35,628
Office Depot, Inc.(b)......................................  3,388       37,692
Pep Boys--Manny, Moe, & Jack...............................    447        4,330
Rite-Aid Corp. ............................................  2,327       17,598
Safeway, Inc.(b)...........................................  4,656      171,690
Sears, Roebuck & Co. ......................................  3,474      118,767
Staples, Inc.(b)...........................................  4,222       99,217
Tandy Corp. ...............................................  1,802      138,078
TJX Cos., Inc. ............................................  2,893       75,760
Toys R Us, Inc.(b).........................................  2,286       40,005
Wal-Mart Stores, Inc....................................... 40,461    2,331,565
Walgreen Co................................................  9,095      264,892
Winn-Dixie Stores, Inc. ...................................  1,338       35,039
                                                                   ------------
                                                                      6,199,467
                                                                   ------------
Semiconductors (3.7%):
Advanced Micro Devices, Inc.(b)............................  1,308       36,951
Applied Materials, Inc.(b).................................  3,428      334,016
Intel Corp. ............................................... 30,129    2,310,517
KLA-Tencor Corp.(b)........................................    819       69,257
LSI Logic Corp.(b).........................................  1,299       78,508
Micron Technology, Inc.(b).................................  2,256      151,434
National Semiconductor Corp.(b)............................  1,495       63,538
Rockwell International Corp. ..............................  1,694       84,065
Texas Instruments, Inc.....................................  7,162      687,999
Xilinx, Inc.(b)............................................  1,406      125,837
                                                                   ------------
                                                                      3,942,122
                                                                   ------------
Steel (0.1%):
Allegheny Technologies, Inc................................    856       21,561
Bethlehem Steel Corp.(b)...................................  1,181        7,381
Nucor Corp. ...............................................    808       40,753
USX-U.S. Steel Group.......................................    796       20,149
Worthington Industries, Inc. ..............................    819       13,104
                                                                   ------------
                                                                        102,948
                                                                   ------------
Technology (0.6%):
Autodesk, Inc. ............................................    545       15,975
Motorola, Inc. ............................................  5,496      627,918
                                                                   ------------
                                                                        643,893
                                                                   ------------
Telecommunications (7.8%):
ADC Telecommunications, Inc.(b)............................  1,332       71,012
Andrew Corp.(b)............................................    796       11,094
Centurytel, Inc. ..........................................  1,234       56,764

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Telecommunications, continued
Comcast Corp. .............................................  6,816 $    307,998
General Instrument Corp.(b)................................  1,534      100,477
Global Crossing Ltd.(b)....................................  7,016      306,073
Lucent Technologies, Inc. ................................. 27,884    2,037,274
MCI Worldcom, Inc.(b)...................................... 16,992    1,405,026
Nextel Communications, Inc. Class A(b).....................  3,050      302,331
Nortel Networks Corp. ..................................... 12,116      896,584
Qualcomm, Inc.(b)..........................................  1,440      521,730
SBC Communications, Inc. .................................. 31,094    1,614,945
Scientific-Atlanta, Inc....................................    691       40,294
Sprint Corp. (PCS Group)(b)................................  3,954      362,780
Tellabs, Inc.(b)...........................................  3,564      231,215
                                                                   ------------
                                                                      8,265,597
                                                                   ------------
Telecommunications--Services and Equipment (0.1%):
Comverse Technology, Inc.(b)...............................    651       78,690
                                                                   ------------
Textile Products (0.0%):
Springs Industries, Inc. ..................................    132        5,280
                                                                   ------------
Tire & Rubber (0.1%):
B. F. Goodrich Co. ........................................    994       22,427
Cooper Tire & Rubber Co. ..................................    661        9,915
Goodyear Tire & Rubber Co. ................................  1,385       46,744
                                                                   ------------
                                                                         79,086
                                                                   ------------
Tobacco (0.6%):
Philip Morris Companies, Inc. ............................. 21,703      571,060
UST, Inc. .................................................  1,560       41,535
                                                                   ------------
                                                                        612,595
                                                                   ------------
Toys (0.1%):
Hasbro, Inc. ..............................................  1,729       37,282
Mattel, Inc. ..............................................  3,830       54,816
                                                                   ------------
                                                                         92,098
                                                                   ------------
Transportation & Shipping (0.5%):
Burlington Northern Santa Fe...............................  4,250      123,250
CSX Corp. .................................................  1,936       68,849
FDX Corp.(b)...............................................  2,663      112,345
Kansas City Southern Industries, Inc. .....................    995       59,265
Laidlaw, Inc. .............................................  3,032       18,571
Norfolk Southern Corp. ....................................  3,458       73,915
Timken Co. ................................................    531       10,155
Union Pacific Corp. .......................................  2,275      107,067
                                                                   ------------
                                                                        573,417
                                                                   ------------
Trucking & Leasing (0.0%):
Ryder Systems, Inc. .......................................    610       13,763
                                                                   ------------
Utilities--Gas & Electric (1.8%):
AES Corp.(b)...............................................  1,890      109,501
Ameren Corp. ..............................................  1,242       43,004
American Electric Power, Inc. .............................  1,740       54,593
Carolina Power & Light Co. ................................  1,418       42,717
Central & South West Corp. ................................  1,961       39,220

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares    Value
                        -----------                         ------ ------------
Utilities--Gas & Electric, continued
Cinergy Corp...............................................  1,494 $     37,817
Columbia Energy Group......................................    750       47,063
Consolidated Edison, Inc...................................  2,010       69,345
Consolidated Natural Gas Co................................    887       56,879
Constellation Energy Group, Inc. ..........................  1,403       41,301
Dominion Resources, Inc. ..................................  1,786       81,040
DTE Energy Co. ............................................  1,318       43,576
Duke Energy Corp. .........................................  3,367      170,664
Edison International.......................................  3,119       82,654
Entergy Corp...............................................  2,268       62,512
FirstEnergy Corp. .........................................  2,100       48,956
FPL Group, Inc.............................................  1,622       70,963
GPU, Inc. .................................................  1,117       35,744
New Century Energies, Inc. ................................  1,014       31,878
Niagara Mohawk Holdings, Inc.(b)...........................  1,690       25,350
NICOR, Inc. ...............................................    453       15,713
Northern States Power Co. .................................  1,364       27,877
Oneok, Inc. ...............................................    287        7,731
PacifiCorp.................................................  2,728       55,280
Peco Energy Co. ...........................................  1,734       57,114
People's Energy Corp. .....................................    318       11,687
PG & E Corp. ..............................................  3,484       77,955
PP & L Resources, Inc. ....................................  1,413       32,587
Public Service Enterprise Group, Inc. .....................  1,974       69,090
Reliant Energy Inc.........................................  2,727       67,664
Sempra Energy..............................................  2,222       41,107
Southern Co. ..............................................  6,201      144,947
Texas Utilities Co. .......................................  2,480       88,814
Unicom Corp. ..............................................  1,956       62,470
                                                                   ------------
                                                                      1,954,813
                                                                   ------------
Utilities--Telephone (4.7%):
Alltel Corp. ..............................................  2,740      237,010
AT&T Corp. ................................................ 29,014    1,621,156
Bell Atlantic Corp. ....................................... 14,111      893,403
BellSouth Corp. ........................................... 17,171      793,086
GTE Corp. .................................................  8,878      648,094
Sprint Corp. (FON Group)...................................  7,841      543,969
US West, Inc. .............................................  4,552      282,509
                                                                   ------------
                                                                      5,019,227
                                                                   ------------
Wholesale Distribution (0.4%):
Cardinal Health, Inc. .....................................  2,437      127,486
Costco Wholesale Corp.(b)..................................  1,982      181,725
SUPERVALU, Inc. ...........................................  1,271       24,705
Sysco Corp. ...............................................  2,967      112,931
                                                                   ------------
                                                                        446,847
                                                                   ------------
TOTAL COMMON STOCKS                                                 104,610,268
                                                                   ------------

Investment Companies (0.6%):
S&P 500 Depositary Receipt.................................  4,766      663,666
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                              663,666
                                                                   ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
Equity Index Portfolio                                        November 30, 1999

Short-Term Securities Held as Collateral* (5.1%):
                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Repurchase agreements (5.1%):
Bank of America, 5.78%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $676,602,
 collateralized by $840,483 various U.S. Government
 Agency Mortgages, 5.75%-6.77%, 4/15/23-2/01/29,
 market value $690,023)...............................  $  676,493 $    676,493
CS First Boston, 5.77%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $451,068,
 collateralized by $577,013 various U.S. Government
 Agency Mortgages, 0.00%-8.00%, 5/15/01-8/15/29,
 market value $460,015)...............................     450,996      450,996
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $451,067,
 collateralized by $486,995 various U.S. Government
 Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market value
 $460,015)............................................     450,996      450,996
Prudential Bache Securities, 5.79%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $902,136,
 collateralized by $1,570,088 various U.S. Government
 Agency Mortgages, 0.00%-10.50%, 12/02/99-6/15/44,
 market value $920,031)...............................     901,991      901,991
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,578,737,
 collateralized by $2,029,772 various U.S. Government
 Agencies, 0.00%-9.50%, 5/15/07-11/15/29, market value
 $1,610,054)..........................................   1,578,484    1,578,484

Short-Term Securities Held as Collateral, continued
                      Security                         Principal     Market
                     Description                         Amount      Value
                     -----------                       ---------- ------------
Repurchase agreements, continued
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $1,290,637,
 collateralized by $2,077,502 various GNMA, 5.00%-
 9.00%, 2/15/00-11/20/29, market value $1,316,241)...  $1,290,432 $  1,290,432
                                                                  ------------
TOTAL SHORT-TERM SECURITIES
 HELD AS COLLATERAL                                                  5,349,392
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $83,908,126)(a)--104.8%                                     110,814,326
 Liabilities in excess of other assets--(4.8)%                      (5,119,648)
                                                                  ------------
TOTAL NET ASSETS--100.0%                                          $105,694,678
                                                                  ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $368,334. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $31,877,564
      Unrealized depreciation......................................  (5,339,698)
                                                                    -----------
      Net unrealized appreciation.................................. $26,537,866
                                                                    ===========

(b) Represents non-income producing securities.
(c) Security of affiliated issuer which must be held due to nature of index portfolios.
* Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Index Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1999

Assets:
Investments, at value
 (cost $78,306,975)....................................            $105,232,832
Investment in affiliated issuer, at value (cost
 $251,759).............................................                 232,102
Repurchase agreements, at value (cost $5,349,392)......               5,349,392
                                                                   ------------
 Total Investments.....................................             110,814,326
Cash...................................................                      62
Interest and dividends receivable......................                 133,005
Receivable for investment securities sold..............                 300,053
Receivable for capital shares issued...................                  17,558
Deferred organization costs............................                  14,527
Prepaid expenses and other assets......................                   3,744
                                                                   ------------
 Total Assets..........................................             111,283,275
Liabilities:
Dividends payable......................................  $  77,015
Payable for investments purchased......................    105,424
Payable for capital shares redeemed....................        400
Payable for return of collateral received on securities
 loaned................................................  5,349,392
Accrued expenses and other liabilities:
 Investment advisory fees..............................     26,216
 Administration fees...................................      2,662
 Distribution and administrative services fees.........      9,964
 Custodian fees........................................      5,077
 Other liabilities.....................................     12,447
                                                         ---------
 Total Liabilities.....................................               5,588,597
                                                                   ------------
Net Assets:
Capital................................................              78,349,516
Undistributed net investment income....................                  13,542
Accumulated net realized gains from investment
 transactions..........................................                 425,420
Net unrealized appreciation from investments...........              26,906,200
                                                                   ------------
Net Assets.............................................            $105,694,678
                                                                   ============
Investor A Shares
 Net Assets............................................            $  3,385,344
 Shares................................................                 197,858
 Redemption price per share............................                  $17.11
                                                                         ======
Maximum Sales Charge--Investor A Shares................                    5.50%
 Maximum Offering Price
 (100%/(100%--Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share..............                  $18.11
                                                                         ======
Trust Shares
 Net Assets............................................            $ 65,452,968
 Shares................................................               3,822,757
 Offering and redemption price per share...............                  $17.12
                                                                         ======
Institutional Shares
 Net Assets............................................            $ 36,856,366
 Shares................................................               2,153,769
 Offering and redemption price per share...............                  $17.11
                                                                         ======

 Statement of Operations

                                            For the year ended November 30, 1999

Investment Income:
Interest income.........................................           $    39,336
Dividend income (net of foreign tax withholding of
 $904)..................................................             1,206,934
Income from securities lending..........................                 4,632
                                                                   -----------
 Total Investment Income................................             1,250,902
Expenses:
Investment advisory fees................................  $275,897
Administration fees.....................................   183,932
Distribution and services fees, Investor A Shares.......     7,192
Administrative services fees, Trust Shares..............   181,936
Administrative services fees, Institutional Shares......    86,769
Accounting fees.........................................    20,434
Custodian fees..........................................    45,641
Transfer agent fees.....................................    21,881
Other...................................................    47,328
                                                          --------
Total expenses before voluntary fee reductions..........               871,010
 Expenses voluntarily reduced...........................              (273,900)
                                                                   -----------
 Net Expenses...........................................               597,110
                                                                   -----------
Net Investment Income...................................               653,792
                                                                   -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions.........               432,883
Net change in unrealized appreciation from investments..            14,278,342
                                                                   -----------
Net realized/unrealized gains from investments..........            14,711,225
                                                                   -----------
Change in net assets resulting from operations..........           $15,365,017
                                                                   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Index Portfolio


 Statements of Changes in Net Assets

                                                      For the       For the
                                                    year ended     year ended
                                                   November 30,   November 30,
                                                       1999           1998
                                                   -------------  ------------
From Investment Activities:
Operations:
 Net investment income............................ $     653,792  $    448,355
 Net realized gains from investment transactions..       432,883       780,875
 Net change in unrealized appreciation from
  investments.....................................    14,278,342     7,781,805
                                                   -------------  ------------
Change in net assets resulting from operations....    15,365,017     9,011,035
                                                   -------------  ------------
Distributions to Investor A Shareholders:
 From net investment income.......................       (12,676)       (4,251)
 From net realized gains from investment
  transactions....................................       (11,564)         (374)
Distributions to Trust Shareholders:
 From net investment income.......................      (484,829)     (406,100)
 From net realized gains from investment
  transactions....................................      (650,914)      (57,368)
Distributions to Institutional Shareholders:
 From net investment income.......................      (149,334)      (43,165)
 From net realized gains from investment
  transactions....................................      (124,999)          (14)
                                                   -------------  ------------
Change in net assets from shareholder
 distributions....................................    (1,434,316)     (511,272)
                                                   -------------  ------------
Change in net assets from capital transactions....    29,674,259    21,589,407
                                                   -------------  ------------
Change in net assets..............................    43,604,960    30,089,170
Net Assets:
 Beginning of period..............................    62,089,718    32,000,548
                                                   -------------  ------------
 End of period.................................... $ 105,694,678  $ 62,089,718
                                                   =============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Index Portfolio


 Financial Highlights, Investor A Shares

                                           For the years ended   May 1, 1997
                                              November 30,            to
                                           --------------------  November 30,
                                             1999       1998       1997(a)
                                           ---------  ---------  ------------
Net Asset Value, Beginning of Period.....  $   14.54  $   11.93    $  10.00
                                           ---------  ---------    --------
Investment Activities:
 Net investment income...................       0.09       0.09        0.07
 Net realized and unrealized gains from
  investments............................       2.74       2.64        1.94
                                           ---------  ---------    --------
 Total from Investment Activities........       2.83       2.73        2.01
                                           ---------  ---------    --------
Distributions:
 Net investment income...................      (0.08)     (0.10)      (0.07)
 In excess of net investment income......         --         --       (0.01)
 Net realized gains......................      (0.18)     (0.02)         --
                                           ---------  ---------    --------
 Total Distributions.....................      (0.26)     (0.12)      (0.08)
                                           ---------  ---------    --------
Net Asset Value, End of Period...........  $   17.11  $   14.54    $  11.93
                                           =========  =========    ========
Total Return (excludes sales charge).....      19.84%     23.01%   20.14%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)........  $   3,385  $     914    $    206
Ratio of expenses to average net assets..       0.85%      0.86%       0.78%(c)
Ratio of net investment income to average
 net assets..............................       0.50%      0.70%       1.02%(c)
Ratio of expenses to average net
 assets*.................................       0.95%      1.03%       1.21%(c)
Portfolio turnover**.....................      27.84%     14.83%       1.66%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Trust Shares

                                           For the years ended   May 1, 1997
                                              November 30,            to
                                           --------------------  November 30,
                                             1999       1998       1997(a)
                                           ---------  ---------  ------------
Net Asset Value, Beginning of Period.....  $   14.55  $   11.94    $  10.00
                                           ---------  ---------    --------
Investment Activities:
 Net investment income...................       0.13       0.13        0.10
 Net realized and unrealized gains from
  investments............................       2.75       2.64        1.94
                                           ---------  ---------    --------
 Total from Investment Activities........       2.88       2.77        2.04
                                           ---------  ---------    --------
Distributions:
 Net investment income...................      (0.13)     (0.14)      (0.10)
 Net realized gains......................      (0.18)     (0.02)         --
                                           ---------  ---------    --------
 Total Distributions.....................      (0.31)     (0.16)      (0.10)
                                           ---------  ---------    --------
Net Asset Value, End of Period...........  $   17.12  $   14.55    $  11.94
                                           =========  =========    ========
Total Return.............................      20.16%     23.34%      20.40%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)........  $  65,453  $  50,232    $ 31,787
Ratio of expenses to average net assets..       0.55%      0.54%       0.39%(c)
Ratio of net investment income to average
 net assets..............................       0.81%      1.02%       1.48%(c)
Ratio of expenses to average net
 assets*.................................       0.95%      1.03%       1.12%(c)
Portfolio turnover**.....................      27.84%     14.83%       1.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Equity Index Portfolio


 Financial Highlights, Institutional Shares

                                            For the years ended   May 1, 1997
                                               November 30,            to
                                            --------------------  November 30,
                                              1999       1998       1997(a)
                                            ---------  ---------  ------------
Net Asset Value, Beginning of Period......  $   14.54  $   11.94     $10.00
                                            ---------  ---------     ------
Investment Activities:
 Net investment income....................       0.09       0.10       0.10
 Net realized and unrealized gains from
  investments.............................       2.74       2.63       1.94
                                            ---------  ---------     ------
 Total from Investment Activities.........       2.83       2.73       2.04
                                            ---------  ---------     ------
Distributions:
 Net investment income....................      (0.08)     (0.11)     (0.10)
 Net realized gains.......................      (0.18)     (0.02)        --
                                            ---------  ---------     ------
 Total Distributions......................      (0.26)     (0.13)     (0.10)
                                            ---------  ---------     ------
Net Asset Value, End of Period............  $   17.11  $   14.54     $11.94
                                            =========  =========     ======
Total Return..............................      19.83%     23.01%     20.40%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........  $  36,856  $  10,944     $    8
Ratio of expenses to average net assets...       0.85%      0.91%      0.46%(c)
Ratio of net investment income to average
 net assets...............................       0.51%      0.63%      1.30%(c)
Ratio of expenses to average net assets*..       0.95%      1.03%      1.19%(c)
Portfolio turnover**......................      27.84%     14.83%      1.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                  Mercantile Growth & Income Equity Portfolio

  Q. What were conditions in the stock market during the 12-month period ended November 30, 1999?

  A. We saw a shift in investor sentiment toward cyclical and value stocks during the second quarter, due in part to disappointing first quarter revenues for some technology companies. However, sentiment then shifted back toward growth stocks, and Internet and technology companies drove the market during most of the period. The Nasdaq rose more than 60%. The Fed raised the federal funds rate three times during the period, but the U.S. economy continued to be strong, with very low inflation and unemployment.

  Q. How did you manage the Portfolio in that environment?

  A. We maintained our overweighting in technology stocks throughout the period. Semiconductor companies including Intel (2.0% of net assets), KLA-Tencor (2.7%), and Applied Materials (2.7%) enhanced the performance of the Portfolio. We also added to our investment in computer hardware companies such as Hewlett-Packard (2.1%).*

  In the retail sector, we added to our investment in Wal-Mart (2.2%) when the share price temporarily declined. We also increased our weighting in financial stocks early in the year, adding to our stake in companies such as Chase Manhattan (1.7%). We reduced our weighting in the energy sector early in the year, and recently trimmed back our holdings in pharmaceuticals. The Portfolio also remained underweighted in consumer cyclicals, such as autos, retailers and airlines.*

  Q. What is your outlook for the stock market, and how will you manage the Portfolio in that environment?

  A. The recent period offered an example of how quickly value-oriented stocks can come back into favor. While we wait for that to happen again, the market continues to offer opportunities to buy undervalued shares of companies with good growth prospects. We will attempt to take advantage of those opportunities. We will also maintain the Portfolio's overweighting in technology stocks, as these shares continue to drive the market.
-----
* Portfolio composition is subject to change.

                  Mercantile Growth & Income Equity Portfolio

                                    [CHART]
Value of a $10,000 Investment
                      Investor A    Investor A      Investor B      S&P 500
                      (No Load)     (Load)*         (No CDSC)        Index

11/89                 10,000         9,550           10,000          10,000
11/90                  9,865.40      9,325            9,861.57        9,653
11/91                 11,580.99     10,947.10        11,576.79       11,612
11/92                 13,965.02     13,199.54        13,952.23       13,753
11/93                 15,310.27     14,471.16        15,296.27       15,139
11/94                 15,342.21     14,501.58        15,327.45       15,297
11/95                 20,244.11     19,134.43        20,110.29       20,946
11/96                 24,898.10     23,533.80        24,694.96       26,779
11/97                 30,848.67     29,158.31        30,263.94       34,412
11/98                 33,733.84     31,885.39        32,863.01       42,562
11/99                 38,337.64     36,236.85        37,067.01       51,454
------------------------------------------------------------------------------
--
                          Average Annual Total Returns
                                 as of 11/30/99
------------------------------------------------------------------------------
--
                           1 Year      5 Year       10 Year
------------------------------------------------------------------------------
--
Investor A (No Load)       13.65%      20.10%       14.38%
------------------------------------------------------------------------------
--
Investor A*                 7.42%      18.75%       13.74%
------------------------------------------------------------------------------
--
Investor B (No CDSC)       12.79%      19.32%       14.00%
------------------------------------------------------------------------------
--
Investor B (CDSC)**         7.79%      19.22%       14.00%
------------------------------------------------------------------------------
--
*    Reflects 5.50% sales charge.
**   Reflects aplicable contingent deferred sales charge (maximum 5.00%).
                                    [CHART]
Value of a $10,000 Investment
                  Trust     Institutional      S&P 500 Index
11/89            10,000        10,000              10,000
11/90             9,862         9,865               9,653
11/91            11,577        11,579              11,812
11/92            13,952        13,962              13,753
11/93            15,298        15,307              15,139
11/94            15,352        15,337              15,297
11/95            20,306        20,224              20,946
11/96            25,066        24,893              26,779
11/97            31,222        30,844              34,412
11/98            34,243        33,730              42,562
11/99            39,016        38,321              51,454
------------------------------------------------------------------------------
--
                          Average Annual Total Returns
                                 as of 11/30/99
------------------------------------------------------------------------------
--
                          1 Year          5 Year         10 Year
------------------------------------------------------------------------------
--
Trust                     13.94%           20.51%         14.58%
------------------------------------------------------------------------------
--
Institutional             13.61%           20.10%         14.38%
------------------------------------------------------------------------------
--

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Growth & Income Equity Portfolio is measured against the Standard & Poor's 500 index, an unmanaged index generally representative of the U.S. stock market as a whole. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares.

  Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio, which has been restated to reflect the contingent deferred sales charge payable by holders of Investor B Shares who redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Investor B Shares (CDSC) are not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply. After six years, the performance for Investor B Shares (CDSC) mirrors the Investor B Shares (No CDSC) performance.

  Institutional Shares were initially offered on January 3, 1994. The performance figures for Institutional Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Growth & Income Equity Portfolio                               November 30, 1999


 Commercial Paper (4.4%):

                                                          Shares
                                                            or
                        Security                         Principal     Market
                      Description                         Amount       Value
                      -----------                       ----------- ------------

 Natural Gas Utility (4.4%):
 Ciesco, 5.60%, 12/1/99................................ $20,833,000 $ 20,833,000
                                                                    ------------
 TOTAL COMMERCIAL PAPER                                               20,833,000
                                                                    ------------

 Common Stocks (95.2%):

 Banking (2.2%):
 Bank One Corp.........................................      67,805    2,390,126
 Chase Manhattan Corp..................................     105,000    8,111,250
                                                                    ------------
                                                                      10,501,376
                                                                    ------------
 Beverages (2.0%):
 PepsiCo, Inc..........................................     270,400    9,345,700
                                                                    ------------
 Building Products (1.9%):
 Masco Corp............................................     346,000    8,736,500
                                                                    ------------
 Business Services (2.1%):
 First Data Corp.......................................     223,000    9,644,750
                                                                    ------------
 Chemicals (2.3%):
 Avery Dennison Corp...................................      85,004    5,047,113
 Solutia, Inc..........................................     395,000    5,925,000
                                                                    ------------
                                                                      10,972,113
                                                                    ------------
 Computer Software (7.7%):
 Adaptec, Inc.(b)......................................     218,000   11,744,750
 BMC Software, Inc.(b).................................     167,000   12,159,687
 Microsoft Corp.(b)....................................     132,300   12,045,502
                                                                    ------------
                                                                      35,949,939
                                                                    ------------
 Computers (2.1%):
 Hewlett-Packard Co....................................     103,000    9,772,125
                                                                    ------------
 Containers & Packaging (2.3%):
 Crown Cork & Seal Co., Inc............................     137,150    2,794,431
 Sealed Air Corp.(b)...................................     170,000    7,990,000
                                                                    ------------
                                                                      10,784,431
                                                                    ------------
 Cosmetics & Toiletries (1.5%):
 Estee Lauder Cos., Class A............................     170,000    7,171,875
                                                                    ------------
 Electrical & Electronic (5.0%):
 General Electric Co...................................     113,800   14,794,000
 Millipore Corp........................................     111,300    3,652,031
 W.W. Grainger, Inc....................................     105,104    4,953,026
                                                                    ------------
                                                                      23,399,057
                                                                    ------------
 Entertainment (3.1%):
 Carnival Corp.........................................     209,000    9,222,125
 Time Warner, Inc......................................      88,000    5,428,500
                                                                    ------------
                                                                      14,650,625
                                                                    ------------
 Financial Services (6.3%):
 Heller Financial, Inc.................................     220,250    4,873,031
 MBNA Corp.............................................     350,000    8,837,500
 Morgan Stanley Dean Witter & Co.......................      52,000    6,272,500
 SLM Holding Corp......................................     188,728    9,353,832
                                                                    ------------
                                                                      29,336,863
                                                                    ------------
 Health Care (1.6%):
 C.R. Bard, Inc........................................     139,600    7,582,025
                                                                    ------------

 Common Stocks, continued

                          Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- ------------

 Manufacturing (0.9%):
 Illinois Tool Works, Inc..................................  65,000 $  4,208,750
                                                                    ------------
 Medical Equipment & Supplies (2.0%):
 Baxter International, Inc................................. 142,000    9,593,875
                                                                    ------------
 Metals & Mining (1.0%):
 Alcoa, Inc................................................  75,000    4,912,500
                                                                    ------------
 Oil & Exploration, Production & Services (6.6%):
 Halliburton Co............................................ 235,000    9,091,563
 Murphy Oil Corp........................................... 169,800    9,593,700
 Ocean Energy, Inc.(b)..................................... 910,000    6,938,750
 Vastar Resources, Inc.....................................  91,500    5,124,000
                                                                    ------------
                                                                      30,748,013
                                                                    ------------
 Oil Companies--Integrated (3.7%):
 Atlantic Richfield Co.....................................  40,000    3,855,000
 Unocal Corp............................................... 138,984    4,612,532
 USX-Marathon Group, Inc................................... 332,500    8,790,468
                                                                    ------------
                                                                      17,258,000
                                                                    ------------
 Paper & Related (1.9%):
 Mead Corp................................................. 250,800    8,950,425
                                                                    ------------
 Pharmaceuticals (10.2%):
 Allergan, Inc.............................................  72,550    7,137,106
 Bristol-Myers Squibb Co................................... 160,632   11,736,175
 Eli Lilly & Co............................................ 130,000    9,327,500
 Merck & Co., Inc.......................................... 124,000    9,734,000
 Schering-Plough Corp...................................... 196,000   10,020,500
                                                                    ------------
                                                                      47,955,281
                                                                    ------------
 Restaurants (1.3%):
 Tricon Global Restaurants, Inc.(b)........................ 144,820    6,010,030
                                                                    ------------
 Retail Stores (5.2%):
 Consolidated Stores Corp.(b).............................. 265,000    4,173,750
 Tandy Corp................................................ 130,100    9,968,913
 Wal-Mart Stores, Inc...................................... 175,000   10,084,375
                                                                    ------------
                                                                      24,227,038
                                                                    ------------
 Semiconductors (11.9%):
 Altera Corp.(b)........................................... 238,000   12,822,249
 Applied Materials, Inc.(b)................................ 131,000   12,764,312
 Intel Corp................................................ 123,000    9,432,563
 KLA-Tencor Corp.(b)....................................... 147,000   12,430,687
 Maxim Integrated Products(b).............................. 105,000    8,432,813
                                                                    ------------
                                                                      55,882,624
                                                                    ------------
 Telecommunications (1.6%):
 Charter Communications Inc.(b)............................ 100,000    2,318,750
 Lucent Technologies, Inc..................................  73,000    5,333,563
                                                                    ------------
                                                                       7,652,313
                                                                    ------------
 Transportation & Shipping (1.9%):
 Burlington Northern Santa Fe.............................. 309,500    8,975,500
                                                                    ------------
 Utilities--Gas & Electric (1.2%):
 Duke Energy Corp.......................................... 115,600    5,859,475
                                                                    ------------
 Utilities--Telephone (3.7%):
 GTE Corp.................................................. 116,000    8,468,000
 US West, Inc.............................................. 146,000    9,061,125
                                                                    ------------
                                                                      17,529,125
                                                                    ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
Growth & Income Equity Portfolio                              November 30, 1999


 Common Stocks, continued

                                                         Shares or
                        Security                         Principal    Market
                      Description                         Amount      Value
                      -----------                        --------- ------------

 Wholesale Distribution (2.0%):
 Sysco Corp............................................    246,670 $  9,388,877
                                                                   ------------
 TOTAL COMMON STOCKS                                                446,999,205
                                                                   ------------

 Investment Companies (0.5%):

 Cash Assets Trust Money Market Fund...................  2,160,000    2,160,000
                                                                   ------------
 TOTAL INVESTMENT COMPANIES                                           2,160,000
                                                                   ------------

 Short-Term Securities Held as Collateral* (5.2%):

 Repurchase agreements (5.2%):
 Bank Of America, 5.78%, 12/1/99 (Purchased on
  11/30/99, proceeds at maturity $2,959,888,
  collateralized by $3,676,807 various U.S. Government
  Agency Mortgages, 5.75%-6.77%, 4/15/23-2/1/29, market
  value $3,018,601)....................................  2,959,413    2,959,413
 CS First Boston, 5.77%, 12/1/99 (Purchased on
  11/30/99, proceeds at maturity $1,973,258,
  collateralized by $2,524,221 various U.S. Government
  Agency Mortgages, 0.00%-8.00%, 5/15/01-8/15/29,
  market value $2,012,401).............................  1,972,942    1,972,942
 HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
  11/30/99, proceeds at maturity $1,973,255,
  collateralized by $2,130,425 various U.S. Government
  Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market value
  $2,012,401)..........................................  1,972,942    1,972,942
 Prudential Bache Securities, 5.79%, 12/1/99 (Purchased
  on 11/30/99, proceeds at maturity $3,946,518,
  collateralized by $6,868,564 various U.S. Government
  Agency Mortgages, 0.00%-10.50%, 12/2/99-6/15/44,
  market value $4,024,802).............................  3,945,884    3,945,884

Short-Term Securities Held as Collateral*, continued


                       Security                        Principal    Market
                     Description                        Amount      Value
                     -----------                       --------- ------------

Repurchase agreements, continued
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $6,906,400,
 collateralized by $8,879,516 various U.S. Government
 Agencies, 0.00%-9.50%, 4/15/03-11/15/29, market value
 $7,043,403).......................................... 6,905,297 $  6,905,297
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $5,646,071,
 collateralized by $9,088,318 various GNMA, 5.00%-
 9.00%, 2/15/00-11/20/29, market value $5,758,076).... 5,645,172    5,645,172
                                                                 ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                     23,401,650
                                                                 ------------
TOTAL INVESTMENTS
 (Cost $334,798,450)(a)--105.1%                                   493,393,855
Liabilities in excess of other assets--(5.1)%                     (24,074,991)
                                                                 ------------
TOTAL NET ASSETS--100.0%                                         $469,318,864
                                                                 ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $3,787,604. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..  $162,274,383
      Unrealized depreciation..    (7,466,582)
                                 ------------
      Net unrealized apprecia-
       tion....................  $154,807,801
                                 ============

(b) Represents non-income producing securities.

* Represent securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth & Income Equity Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1999

Assets:
Investments, at value (cost $311,396,800)............             $469,992,205
Repurchase agreements, at value (cost $23,401,650)...               23,401,650
                                                                  ------------
 Total Investments...................................              493,393,855
Cash.................................................                      969
Interest and dividends receivable....................                  509,420
Receivable for capital shares issued.................                      937
Prepaid expenses and other assets....................                   15,092
                                                                  ------------
 Total Assets........................................              493,920,273
Liabilities:
Dividends payable.................................... $   296,778
Payable for investment securities purchased..........     551,458
Payable for capital shares redeemed..................      10,107
Payable for return of collateral received on
 securities loaned...................................  23,401,650
Accrued expenses and other liabilities:
 Investment advisory fees............................     220,936
 Administration fees.................................      11,908
 Distribution and administrative services fees.......      44,786
 Custodian fees......................................      13,615
 Other liabilities...................................      50,171
                                                      -----------
 Total Liabilities...................................               24,601,409
                                                                  ------------
Net Assets:
Capital..............................................              255,521,620
Undistributed net investment income..................                   41,674
Accumulated net realized gains from investment
 transactions........................................               55,160,165
Net unrealized appreciation from investments.........              158,595,405
                                                                  ------------
Net Assets...........................................             $469,318,864
                                                                  ============
Investor A Shares
 Net Assets..........................................             $ 51,301,765
 Shares..............................................                2,573,281
 Redemption price per share..........................                   $19.94
                                                                        ======
 Maximum Sales Charge--Investor A Shares.............                     5.50%
 Maximum Offering Price (100%/(100%--Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share....................................                   $21.10
                                                                        ======
Investor B Shares
 Net Assets..........................................             $ 10,110,130
 Shares..............................................                  515,962
 Offering price per share*...........................                   $19.59
                                                                        ======
Trust Shares
 Net Assets..........................................             $316,872,513
 Shares..............................................               15,818,786
 Offering and redemption price per share.............                   $20.03
                                                                        ======
Institutional Shares
 Net Assets..........................................             $ 91,034,456
 Shares..............................................                4,564,461
 Offering and redemption price per share.............                   $19.94
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

 Statement of Operations

                                             For the year ended November 30,1999

Investment Income:
Interest income.......................................            $   736,578
Dividend income.......................................              6,452,568
Income from securities lending........................                 29,244
                                                                  -----------
 Total Investment Income..............................              7,218,390
Expenses:
Investment advisory fees.............................. $2,670,936
Administration fees...................................    971,258
Distribution and services fees, Investor A Shares.....    156,243
Distribution and services fees, Investor B Shares.....     99,548
Administrative services fees, Trust Shares............    957,193
Administrative services fees, Institutional Shares....    313,577
Accounting fees.......................................      2,844
Custodian fees........................................    231,846
Transfer agent fees...................................    120,920
Other.................................................    174,112
                                                       ----------
 Total expenses before voluntary fee reductions.......              5,698,477
 Expenses voluntarily reduced.........................             (1,523,112)
                                                                  -----------
 Net Expenses.........................................              4,175,365
                                                                  -----------
Net Investment Income.................................              3,043,025
                                                                  -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions.......             59,660,167
Net change in unrealized appreciation from
 investments..........................................             26,031,452
                                                                  -----------
Net realized/unrealized gains from investments........             85,691,619
                                                                  -----------
Change in net assets resulting from operations........            $88,734,644
                                                                  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth & Income Equity Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  3,043,025  $  3,694,427
 Net realized gains from investment transactions...   59,660,167    32,365,930
 Net change in unrealized appreciation from
  investments......................................   26,031,452     6,355,836
                                                    ------------  ------------
Change in net assets resulting from operations.....   88,734,644    42,416,193
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (235,418)     (287,715)
 In excess of net investment income................           --       (15,741)
 From net realized gains from investment
  transactions.....................................   (3,773,249)   (7,816,180)
Distributions to Investor B Shareholders:
 From net investment income........................       (9,614)           --
 In excess of net investment income................           --       (11,629)
 From net realized gains from investment
  transactions.....................................     (711,367)   (1,082,825)
Distributions to Trust Shareholders:
 From net investment income........................   (2,296,557)   (2,804,823)
 From net realized gains from investment
  transactions.....................................  (22,799,001)  (54,343,715)
Distributions to Institutional Shareholders:
 From net investment income........................     (452,517)     (608,619)
 In excess of net investment income................           --       (37,514)
 From net realized gains from investment
  transactions.....................................   (8,317,384)  (15,645,712)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (38,595,107)  (82,654,473)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (45,050,293)   36,928,012
                                                    ------------  ------------
Change in net assets...............................    5,089,244    (3,310,268)
Net Assets:
 Beginning of period...............................  464,229,620   467,539,888
                                                    ------------  ------------
 End of period..................................... $469,318,864  $464,229,620
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth & Income Equity Portfolio

 Financial Highlights, Investor A Shares

                                 For the years ended November 30,
                         ----------------------------------------------------------
                           1999       1998         1997       1996        1995
                         --------   --------     --------   --------  -------------
Net Asset Value,
 Beginning of Period.... $  19.13   $  21.12     $  18.67   $  16.30     $ 12.70
                         --------   --------     --------   --------     -------
Investment Activities:
 Net investment income..     0.09       0.12         0.11       0.20        0.23
 Net realized and
  unrealized gains from
  investments...........     2.29       1.58         3.96       3.32        3.74
                         --------   --------     --------   --------     -------
 Total from Investment
  Activities............     2.38       1.70         4.07       3.52        3.97
                         --------   --------     --------   --------     -------
Distributions:
 Net investment income..    (0.09)     (0.11)       (0.13)     (0.20)      (0.23)
 In excess of net
  investment income.....       --      (0.01)       (0.03)     (0.01)         --
 Net realized gains.....    (1.48)     (3.57)       (1.46)     (0.94)      (0.14)
                         --------   --------     --------   --------     -------
 Total Distributions....    (1.57)     (3.69)       (1.62)     (1.15)      (0.37)
                         --------   --------     --------   --------     -------
Net Asset Value, End of
 Period................. $  19.94   $  19.13     $  21.12   $  18.67     $ 16.30
                         ========   ========     ========   ========     =======
Total Return (excludes
 sales charge)..........    13.65%      9.35%       23.90%     22.99%      31.95%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $ 51,302   $ 48,868     $ 46,372   $ 38,229     $25,082
Ratio of expenses to
 average net assets.....     1.04%      1.04%        1.04%      1.05%       1.05%
Ratio of net investment
 income to average net
 assets.................     0.44%      0.59%        0.60%      1.20%       1.59%
Ratio of expenses to
 average net assets*....     1.16%      1.14%        1.14%      1.15%       1.15%
Portfolio turnover**....    60.31%     91.23%       57.11%     63.90%      58.50%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Investor B Shares
                                                                      March 1, 1995
                          For the years ended November 30,                 to
                         -------------------------------------------  November 30,
                           1999       1998         1997       1996       1995(a)
                         --------   --------     --------   --------  -------------
Net Asset Value,
 Beginning of Period.... $  18.89   $  20.94     $  18.58   $  16.23     $ 13.43
                         --------   --------     --------   --------     -------
Investment Activities:
 Net investment income
  (loss)................    (0.04)     (0.02)(d)    (0.02)      0.11        0.14
 Net realized and
  unrealized gains from
  investments...........     2.24       1.57         3.93       3.30        2.81
                         --------   --------     --------   --------     -------
 Total from Investment
  Activities............     2.20       1.55         3.91       3.41        2.95
                         --------   --------     --------   --------     -------
Distributions:
 Net investment income..    (0.02)        --           --      (0.11)      (0.15)
 In excess of net
  investment income.....       --      (0.03)       (0.09)     (0.01)         --
 Net realized gains.....    (1.48)     (3.57)       (1.46)     (0.94)         --
                         --------   --------     --------   --------     -------
 Total Distributions....    (1.50)     (3.60)       (1.55)     (1.06)      (0.15)
                         --------   --------     --------   --------     -------
Net Asset Value, End of
 Period................. $  19.59   $  18.89     $  20.94   $  18.58     $ 16.23
                         ========   ========     ========   ========     =======
Total Return (excludes
 redemption charge).....    12.79%      8.59%       23.04%     22.29%      31.20%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $ 10,110   $  9,040     $  6,349   $  3,537     $   781
Ratio of expenses to
 average net assets.....     1.74%      1.74%        1.73%      1.75%       1.75%(c)
Ratio of net investment
 income (loss) to
 average net assets.....    (0.26)%    (0.10)%      (0.11)%     0.49%       0.87%(c)
Ratio of expenses to
 average net assets*....     1.86%      1.84%        1.83%      1.85%       1.85%(c)
Portfolio turnover**....    60.31%     91.23%       57.11%     63.90%      58.50%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
(d) Per share net investment income has been calculated using the daily average share method.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth & Income Equity Portfolio

 Financial Highlights, Trust Shares

                                    For the years ended November 30,
                              ------------------------------------------------
                                1999      1998      1997      1996      1995
                              --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Period..................  $  19.21  $  21.19  $  18.71  $  16.32  $  12.72
                              --------  --------  --------  --------  --------
Investment Activities:
 Net investment income......      0.14      0.17      0.23      0.24      0.27
 Net realized and unrealized
  gains from investments....      2.30      1.59      3.96      3.34      3.74
                              --------  --------  --------  --------  --------
 Total from Investment
  Activities................      2.44      1.76      4.19      3.58      4.01
                              --------  --------  --------  --------  --------
Distributions:
 Net investment income......     (0.14)    (0.17)    (0.25)    (0.24)    (0.27)
 In excess of net investment
  income....................        --        --        --     (0.01)       --
 Net realized gains.........     (1.48)    (3.57)    (1.46)    (0.94)    (0.14)
                              --------  --------  --------  --------  --------
 Total Distributions........     (1.62)    (3.74)    (1.71)    (1.19)    (0.41)
                              --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.....................  $  20.03  $  19.21  $  21.19  $  18.71  $  16.32
                              ========  ========  ========  ========  ========
Total Return................     13.94%     9.67%    24.55%    23.45%    32.27%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)......................  $316,873  $299,188  $322,304  $348,183  $286,546
Ratio of expenses to average
 net assets.................      0.74%     0.74%     0.74%     0.75%     0.75%
Ratio of net investment
 income to average net
 assets.....................      0.74%     0.90%     0.91%     1.50%     1.89%
Ratio of expenses to average
 net assets*................      1.16%     1.14%     1.14%     0.85%     0.85%
Portfolio turnover**........     60.31%    91.23%    57.11%    63.90%    58.50%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Institutional Shares
                                    For the years ended November 30,
                              ------------------------------------------------
                                1999      1998      1997      1996      1995
                              --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Period..................  $  19.13  $  21.12  $  18.67  $  16.29  $  12.70
                              --------  --------  --------  --------  --------
Investment Activities:
 Net investment income......      0.08      0.12      0.12      0.20      0.23
 Net realized and unrealized
  gains from investments....      2.29      1.58      3.95      3.33      3.74
                              --------  --------  --------  --------  --------
 Total from Investment
  Activities................      2.37      1.70      4.07      3.53      3.97
                              --------  --------  --------  --------  --------
Distributions:
 Net investment income......     (0.08)    (0.11)    (0.13)    (0.20)    (0.24)
 In excess of net investment
  income....................        --     (0.01)    (0.03)    (0.01)       --
 Net realized gains.........     (1.48)    (3.57)    (1.46)    (0.94)    (0.14)
                              --------  --------  --------  --------  --------
 Total Distributions........     (1.56)    (3.69)    (1.62)    (1.15)    (0.38)
                              --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.....................  $  19.94  $  19.13  $  21.12  $  18.67  $  16.29
                              ========  ========  ========  ========  ========
Total Return................     13.61%     9.36%    23.90%    23.08%    31.88%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)......................  $ 91,034  $107,133  $ 92,515  $ 72,950  $ 40,228
Ratio of expenses to average
 net assets.................      1.04%     1.04%     1.04%     1.05%     1.05%
Ratio of net investment
 income to average net
 assets.....................      0.45%     0.60%     0.60%     1.19%     1.58%
Ratio of expenses to average
 net assets*................      1.16%     1.14%     1.14%     1.15%     1.15%
Portfolio turnover**........     60.31%    91.23%    57.11%    63.90%    58.50%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements

                       Mercantile Growth Equity Portfolio

  Q. How did the stock market environment affect the Portfolio's returns during the 12-month period ended November 30, 1999?

  A. The market remained strong throughout the period, with value and growth stocks taking turns leading the way. During the first half of the period investors favored value stocks over growth stocks, a shift that in part reflected the attractive values among many promising small and medium-sized companies. Later in the year, however, investors began to shift back to more popular stocks with higher valuations, particularly Internet-related and other technology stocks. This led to strong performances among large-capitalization technology growth stocks, which helped this growth-oriented Portfolio.

  Q. How did you manage the Portfolio in that environment?

  A. We began the year with a market weighting in technology stocks, but we gradually increased that weighting, particularly in electronic stocks. We added smaller tech companies, such as Maxim Integrated Products (1.1% of net assets) and Altera Corporation (1.5%), and increased the Portfolio's positions in companies such as Applied Materials (3.6%) and KLA-Tencor Corp. (3.0%).*

  Other sectors also performed well during the period. Shares of the largest financial services companies, which had experienced a stretch of lackluster performance, produced strong returns. Companies such as Morgan Stanley Dean Witter (1.1%) and Citigroup (2.8%) benefited from strong earnings growth. In the retail sector, Wal-Mart (3.4%), Tandy (1.9%) and Home Depot (2.9%) were excellent performers. We gradually eliminated the Portfolio's position in Philip Morris.*

  Q. What is the Portfolio's strategy going forward?

  A. The dominance of Internet and technology stocks should continue into the new year as worries about Y2K subside. Meanwhile, short-term political concerns during this presidential election year may cause some healthcare stocks to stumble, offering value to selective investors. We will continue to look for stocks of high-quality companies that offer above-average long-term growth potential and trade at reasonable valuations, with core positions in technology, health-care, financial services and consumer goods.
-----
* Portfolio composition is subject to change.

                      Mercantile Growth Equity Portfolio+

                                    [CHART]
Value of a $10,000 Investment


                   Investor A    Investor A   Investor B   Investor B   S&P 500
                   (No Load)     (Load)*      (No CDSC)    (CDSC)**     Index
1        1/4/93       10,000         9,551       10,000     10,000      10,000
2         11/93        9,870         9,427        9,870      9,378      10,787
3         11/94        9,643         9,287        9,725      9,342      10,903
4         11/95       14,179        13,655       14,296     13,996      14,926
5         11/96       17,086        16,455       17,225     16,925      19,084
6         11/97       20,440        19,685       20,621     20,421      24,531
7         11/98       25,254        24,120       25,113     25,013      28,874
8         11/99       31,989        30,235       31,584     31,484      34,906
-------------------------------------------------------------------------------
-
                         Average Annual Total Returns
                                as of 11/30/99
-------------------------------------------------------------------------------
-
                                                                      Since
                                                                    Inception
                                1 Year            5 Years           (1/4/93)+
-------------------------------------------------------------------------------
-
Investor A (No Load)            26.67%            26.89%             18.34%
-------------------------------------------------------------------------------
-
Investor A                      19.70%            25.46%             17.38%
-------------------------------------------------------------------------------
-
Investor B (No CDSC)            25.77%            26.57%             18.13%
-------------------------------------------------------------------------------
-
Investor B (CDSC)**             20.77%            26.49%             18.07%
-------------------------------------------------------------------------------
-
*  Reflects 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).

                                    [CHART]
Value of a $10,000 Investment



                            Trust     Institutional     S&P 500
1        1/4/93            10,000       10,000           10,000
2         11/93             9,870        9,870           10,787
3         11/94             9,724        9,725           10,903
4         11/95            14,297       14,298           14,296
5         11/96            17,228       17,226           19,084
6         11/97            20,610       20,610           24,531
7         11/98            25,338       25,263           28,874
8         11/99            32,172       31,972           34,906
-------------------------------------------------------------------------------
-
                         Average Annual Total Returns
                                as of 11/30/99
-------------------------------------------------------------------------------
-
                                                                      Since
                                                                    Inception
                                1 Year            5 Years           (1/4/93)
-------------------------------------------------------------------------------
-
Trust                           26.97%            27.03%             18.44%
-------------------------------------------------------------------------------
-
Institutional                   26.56%            26.87%             18.33%
-------------------------------------------------------------------------------
-

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Growth Equity Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market as a whole. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares and the applicable contingent deferred sales charge (CDSC) on Investor B Shares.

+ The Portfolio commenced operations on January 4, 1993, as the Arrow Equity
  Portfolio (the "Predecessor Portfolio"), a portfolio of the Arrow Funds. On November 24, 1997, the Predecessor Portfolio was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Performance figures for periods prior to November 24, 1997, represent the performance for the Predecessor Portfolio.

  Investor B Shares were initially offered on November 24, 1997, with the first initial public investment on February 23, 1998. The performance figures for Investor B Shares for periods prior to the initial offering date represent the performance for the Arrow Equity Portfolio, which has been restated to reflect the contingent deferred sales charge payable by holders of Investor B Shares who redeem within six years of the date of purchase. The performance figures for the period between the initial offering and initial public investment dates represent the performance for the Trust Shares of the Portfolio. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional Shares were initially offered on November 24, 1997, with the first initial public investment on December 2, 1997. The performance figures for Institutional Shares for periods prior to the initial offering date represent the performance for the Arrow Equity Portfolio. The performance figures for the period between the initial offering and initial public investment dates represent the performance for the Trust Shares of the Portfolio.

  Trust Shares were initially offered on November 24, 1997. The performance figures for Trust Shares for periods prior to such date represent the performance of the Arrow Equity Portfolio.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Growth Equity Portfolio                                        November 30, 1999

Commercial Paper (5.0%):

                                                           Shares
                                                             or
                        Security                         Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Financial Services (1.7%):
Household Finance, 5.60%, 12/9/99....................... $2,000,000 $  1,997,511
                                                                    ------------
Natural Gas Utility (3.3%):
Ciesco, 5.60%, 12/1/99..................................  4,065,000    4,065,000
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 6,062,511
                                                                    ------------

Common Stocks (95.0%):
Banking (3.4%):
Bank of America Corp. ..................................     30,553    1,787,351
Wells Fargo & Co. ......................................     49,000    2,278,500
                                                                    ------------
                                                                       4,065,851
                                                                    ------------
Beverages (2.9%):
Coca-Cola Co. ..........................................     27,000    1,817,437
PepsiCo, Inc. ..........................................     47,500    1,641,719
                                                                    ------------
                                                                       3,459,156
                                                                    ------------
Broadcasting & Publishing (1.1%):
Infinity Broadcasting Corp.(b)..........................     38,000    1,384,625
                                                                    ------------
Chemicals (0.8%):
Avery Dennison Corp. ...................................     16,000      950,000
                                                                    ------------
Computer Software (5.7%):
BMC Software, Inc.(b)...................................     30,000    2,184,375
Microsoft Corp.(b)......................................     51,000    4,643,391
                                                                    ------------
                                                                       6,827,766
                                                                    ------------
Computers (5.8%):
Cisco Systems, Inc.(b)..................................     14,000    1,248,625
Compaq Computer Corp. ..................................     49,000    1,197,438
EMC Corp.(b)............................................     30,000    2,506,875
Hewlett-Packard Co. ....................................     21,200    2,011,350
                                                                    ------------
                                                                       6,964,288
                                                                    ------------
Cosmetics & Toiletries (1.7%):
Estee Lauder Cos., Class A..............................     48,000    2,025,000
                                                                    ------------
Electrical & Electronic (4.2%):
General Electric Co. ...................................     38,700    5,031,000
                                                                    ------------
Entertainment (2.0%):
Carnival Corp. .........................................     26,000    1,147,250
Time Warner, Inc. ......................................     21,000    1,295,438
                                                                    ------------
                                                                       2,442,688
                                                                    ------------
Financial Services (11.6%):
Citigroup, Inc. ........................................     62,262    3,354,365
Fannie Mae..............................................     26,000    1,732,250
Freddie Mac.............................................     39,000    1,925,625
Heller Financial, Inc. .................................     51,000    1,128,375
Household International, Inc. ..........................     45,300    1,792,181
MBNA Corp. .............................................    106,050    2,677,763
Morgan Stanley Dean Witter & Co. .......................     11,000    1,326,875
                                                                    ------------
                                                                      13,937,434
                                                                    ------------

Common Stocks, continued


                          Security                                     Market
                        Description                          Shares    Value
                        -----------                          ------ ------------
Insurance (2.2%):
American International Group, Inc. ......................... 26,015 $  2,686,049
                                                                    ------------
Manufacturing (1.6%):
Illinois Tool Works, Inc. .................................. 30,200    1,955,450
                                                                    ------------
Medical Equipment & Supplies (2.8%):
Medtronic, Inc. ............................................ 86,000    3,343,250
                                                                    ------------
Pharmaceuticals (18.1%):
Abbott Laboratories......................................... 43,000    1,634,000
Amgen, Inc.(b).............................................. 62,400    2,843,100
Bristol-Myers Squibb Co. ................................... 42,000    3,068,625
Eli Lilly & Co. ............................................ 23,000    1,650,250
Johnson & Johnson........................................... 22,000    2,282,500
Merck & Co., Inc. .......................................... 54,000    4,238,999
Pfizer, Inc. ............................................... 84,000    3,039,750
Schering-Plough Corp. ...................................... 62,000    3,169,750
                                                                    ------------
                                                                      21,926,974
                                                                    ------------
Printing & Publishing (1.4%):
Tribune Co. ................................................ 36,000    1,730,250
                                                                    ------------
Retail Stores (10.3%):
Bed, Bath & Beyond, Inc.(b)................................. 40,000    1,250,000
Home Depot, Inc. ........................................... 44,000    3,478,750
Kroger Co.(b)............................................... 32,000      682,000
Safeway, Inc.(b)............................................ 19,000      700,625
Tandy Corp. ................................................ 30,000    2,298,750
Wal-Mart Stores, Inc. ...................................... 70,400    4,056,800
                                                                    ------------
                                                                      12,466,925
                                                                    ------------
Semiconductors (12.3%):
Altera Corp.(b)............................................. 34,400    1,853,300
Applied Materials, Inc.(b).................................. 44,000    4,287,249
Intel Corp. ................................................ 48,000    3,680,999
KLA-Tencor Corp.(b)......................................... 43,000    3,636,188
Maxim Integrated Products(b)................................ 17,000    1,365,313
                                                                    ------------
                                                                      14,823,049
                                                                    ------------
Telecommunications (4.7%):
Lucent Technologies, Inc. .................................. 33,400    2,440,287
MCI Worldcom, Inc.(b)....................................... 29,000    2,397,938
SBC Communications, Inc. ................................... 15,792      820,197
                                                                    ------------
                                                                       5,658,422
                                                                    ------------
Toys (0.4%):
Hasbro, Inc. ............................................... 21,000      452,813
                                                                    ------------
Wholesale Distribution (2.0%):
Sysco Corp. ................................................ 64,000    2,436,000
                                                                    ------------
TOTAL COMMON STOCKS                                                  114,566,990
                                                                    ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Growth Equity Portfolio                                        November 30, 1999

Short-Term Securities Held as Collateral* (11.0%):
                      Security                         Principal     Market
                     Description                         Amount      Value
                     -----------                       ---------- ------------
Repurchase agreements (11.0%):
Bank Of America, 5.78%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $1,681,136,
 collateralized by $2,088,326 various U.S. Government
 Agency Mortgages, 5.75%-6.77%, 4/15/23-2/1/29,
 market value $1,714,483)............................  $1,680,866 $  1,680,866
CS First Boston, 5.77%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $1,120,757,
 collateralized by $1,433,689 various U.S. Government
 Agency Mortgages, 0.00%-8.00%, 5/15/01-8/15/29,
 market value $1,142,989)............................   1,120,577    1,120,577
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $1,120,755,
 collateralized by $1,210,024 various U.S. Government
 Agencies, 0.00%-9.80%, 4/19/01-11/30/17, market
 value $1,142,989)...................................   1,120,577    1,120,577
Prudential Bache Securities, 5.79%, 12/1/99
 (Purchased on 11/30/99, proceeds at maturity
 $2,241,515, collateralized by $3,901,157 various
 U.S. Government Agency Mortgages, 0.00%-10.50%,
 12/2/99-6/15/44, market value $2,285,978)...........   2,241,155    2,241,155
Salomon Smith Barney, Inc., 5.75%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $3,922,647,
 collateralized by $5,043,323 various U.S. Government
 Agencies, 0.00%-9.50%, 5/15/07-11/15/29, market
 value $4,000,461)...................................   3,922,021    3,922,021
Salomon Smith Barney, Inc., 5.73%, 12/1/99 (Purchased
 on 11/30/99, proceeds at maturity $3,206,815,
 collateralized by $5,161,917 various GNMA, 5.00%-
 9.00%, 2/15/00-11/20/29, market value $3,270,430)...   3,206,304    3,206,304
                                                                  ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                      13,291,500
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $66,936,841)(a)--111.1%                                     133,921,001
Liabilities in excess of other assets--(11.1%)                     (13,329,216)
                                                                  ------------
TOTAL NET ASSETS--100.0%                                          $120,591,785
                                                                  ============

-----
(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $67,267,113
      Unrealized depreciation......................................    (282,953)
                                                                    -----------
      Net unrealized appreciation.................................. $66,984,160
                                                                    ===========

(b) Represents non-income producing securities.
* Represents securities purchased with cash collateral received on securities loaned.


                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth Equity Portfolio

Statement of Assets and Liabilities

                                                               November 30, 1999

Assets:
Investments, at value (cost $53,645,341).............             $120,629,501
Repurchase agreements, at value (cost $13,291,500)...               13,291,500
                                                                  ------------
Total Investments....................................              133,921,001
Cash.................................................                      881
Interest and dividends receivable....................                   51,530
Receivable for capital shares issued.................                    1,220
Prepaid expenses and other assets....................                    7,590
                                                                  ------------
 Total Assets........................................              133,982,222
Liabilities:
Payable for capital shares redeemed.................. $       768
Payable for return of collateral received on
 securities loaned...................................  13,291,500
Accrued expenses and other liabilities:
 Investment advisory fees............................      75,368
 Administration fees.................................       3,046
 Distribution and administrative services fees.......       3,921
 Custodian fees......................................       5,927
 Other liabilities...................................       9,907
                                                      -----------
 Total Liabilities...................................               13,390,437
                                                                  ------------
Net Assets:
Capital..............................................               39,691,936
Accumulated net realized gains from investment
 transactions........................................               13,915,689
Net unrealized appreciation from investments.........               66,984,160
                                                                  ------------
Net Assets...........................................             $120,591,785
                                                                  ============
Investor A Shares
 Net Assets..........................................             $  8,893,074
 Shares..............................................                  392,792
 Redemption price per share..........................                   $22.64
                                                                        ======
Maximum Sales Charge--Investor A Shares..............                     5.50%
Maximum Offering Price
 (100%/(100%--Maximum Sales Charge) of net asset
  value adjusted to the nearest cent) per share......                   $23.96
                                                                        ======
Investor B Shares
 Net Assets..........................................             $  2,020,205
 Shares..............................................                   90,441
 Offering price per share*...........................                   $22.34
                                                                        ======
Trust Shares
 Net Assets..........................................             $109,516,344
 Shares..............................................                4,811,026
 Offering and redemption price per share.............                   $22.76
                                                                        ======
Institutional Shares
 Net Assets..........................................             $    162,162
 Shares..............................................                    7,168
 Offering and redemption price per share.............                   $22.62
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1999

Investment Income:
Interest income..........................................          $   132,643
Dividend income..........................................              850,867
Income from securities lending...........................                8,535
                                                                   -----------
 Total Investment Income.................................              992,045
Expenses:
Investment advisory fees................................. $789,145
Administration fees......................................  210,441
Distribution and services fees, Investor A Shares........   21,297
Distribution and services fees, Investor B Shares........   12,390
Administrative services fees, Trust Shares...............  287,804
Administrative services fees, Institutional Shares.......    2,841
Accounting fees..........................................    2,583
Custodian fees...........................................   52,059
Transfer agent fees......................................   25,082
Other....................................................   48,686
                                                          --------
 Total expenses before voluntary fee reductions..........            1,452,328
 Expenses voluntarily reduced............................             (393,022)
                                                                   -----------
 Net Expenses............................................            1,059,306
                                                                   -----------
Net Investment Loss......................................              (67,261)
                                                                   -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions..........           14,024,461
Net change in unrealized appreciation from investments...           22,907,239
                                                                   -----------
Net realized/unrealized gains from investments...........           36,931,700
                                                                   -----------
Change in net assets resulting from operations...........          $36,864,439
                                                                   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth Equity Portfolio

 Statements of Changes in Net Assets

                                                       For the       For the
                                                      year ended    year ended
                                                     November 30,  November 30,
                                                         1999          1998
                                                     ------------  ------------
From Investment Activities:
Operations:
 Net investment income (loss)....................... $    (67,261) $    12,662
 Net realized gains from investment transactions....   14,024,461    9,413,747
 Net change in unrealized appreciation from
  investments.......................................   22,907,239    9,044,230
                                                     ------------  -----------
Change in net assets resulting from operations......   36,864,439   18,470,639
                                                     ------------  -----------
Distributions to Investor A Shareholders:
 From net investment income.........................         (173)          --
 In excess of net investment income.................           --         (685)
 From net realized gains from investment
  transactions......................................     (485,895)          --
Distributions to Investor B Shareholders:
 From net realized gains from investment
  transactions......................................      (25,940)          --
Distributions to Trust Shareholders:
 From net investment income.........................      (41,338)     (42,786)
 In excess of net investment income.................           --       (2,177)
 From net realized gains from investment
  transactions......................................   (8,083,559)          --
Distributions to Institutional Shareholders:
 In excess of net investment income.................           --       (2,352)
 From net realized gains from investment
  transactions......................................     (789,128)          --
                                                     ------------  -----------
Change in net assets from shareholder
 distributions......................................   (9,426,033)     (48,000)
                                                     ------------  -----------
Change in net assets from capital transactions......     (481,251)   7,958,982
                                                     ------------  -----------
Change in net assets................................   26,957,155   26,381,621
Net Assets:
 Beginning of period................................   93,634,630   67,253,009
                                                     ------------  -----------
 End of period...................................... $120,591,785  $93,634,630
                                                     ============  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth Equity Portfolio

 Financial Highlights, Investor A Shares

                            For the
                          years ended                          For the years ended
                         November 30,       October 1, 1997       September 30,
                         ----------------   to November 30,  -------------------------
                          1999      1998       1997 (a)       1997     1996     1995
                         ------    ------   ---------------  -------  -------  -------
Net Asset Value,
 Beginning of Period.... $19.92    $16.26       $18.75       $ 15.06  $ 13.80  $  9.74
                         ------    ------       ------       -------  -------  -------
Investment Activities:
 Net investment income
  (loss)................  (0.04)    (0.04)       (0.01)         0.08     0.12     0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........   4.79      3.70        (0.24)         4.75     1.32     4.05
                         ------    ------       ------       -------  -------  -------
 Total from Investment
  Activities............   4.75      3.66        (0.25)         4.83     1.44     4.15
                         ------    ------       ------       -------  -------  -------
Distributions:
 Net investment income..     --(d)     --           --         (0.09)   (0.11)   (0.09)
 Net realized gains.....  (2.03)       --        (2.24)        (1.05)   (0.07)      --
                         ------    ------       ------       -------  -------  -------
 Total Distributions....  (2.03)       --        (2.24)        (1.14)   (0.18)   (0.09)
                         ------    ------       ------       -------  -------  -------
Net Asset Value, End of
 Period................. $22.64    $19.92       $16.26       $ 18.75  $ 15.06  $ 13.80
                         ======    ======       ======       =======  =======  =======
Total Return (excludes
 sales charge)..........  26.67%    22.53%       (1.25)%(b)    33.85%   10.48%   42.90%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $8,893    $4,832       $3,467       $68,965  $55,573  $43,708
Ratio of expenses to
 average net assets.....   1.27%     1.35%        1.17%(c)      1.14%    1.17%    1.28%
Ratio of net investment
 income (loss) to
 average net assets.....  (0.34)%   (0.26)%      (0.27)%(c)     0.44%    0.86%    0.90%
Ratio of expenses to
 average net assets*....   1.37%     1.45%        1.42%(c)      1.39%    1.45%    1.58%
Portfolio turnover**....  21.85%    54.33%       24.45%        42.00%   45.00%   45.00%

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. **Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Upon reorganizing as a Portfolio of the Arch Fund, Inc., the Arrow Equity Portfolio became the Growth Equity Portfolio and changed its year-end to November 30. Financial Highlights for the periods prior to November 24, 1997 represent financial highlights of the Arrow Equity Portfolio. (b) Not Annualized. (c) Annualized.
(d) Distributions per share was less than $0.005.

 Financial Highlights, Investor B Shares

                                               For the
                                              year ended     February 23, 1998
                                             November 30,           to
                                                 1999      November 30, 1998 (a)
                                             ------------  ---------------------
Net Asset Value, Beginning of Period.......     $19.81            $16.27
                                                ------            ------
Investment Activities:
 Net investment loss.......................      (0.22)(d)         (0.07)
 Net realized and unrealized gains from
  investments..............................       4.78              3.61
                                                ------            ------
 Total from Investment Activities..........       4.56              3.54
                                                ------            ------
Distributions:
 Net realized gains........................      (2.03)               --
                                                ------            ------
 Total Distributions.......................      (2.03)               --
                                                ------            ------
Net Asset Value, End of Period.............     $22.34            $19.81
                                                ======            ======
Total Return (excludes redemption charge)..      25.77%             9.87%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..........     $2,020            $  252
Ratio of expenses to average net assets....       1.97%             2.11%(c)
Ratio of net investment loss to average net
 assets....................................      (1.07)%           (1.08)%(c)
Ratio of expenses to average net assets*...       2.07%             2.22%(c)
Portfolio turnover**.......................      21.85%            54.33%

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. **Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Per share net investment income has been calculated using the daily average share method.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Growth Equity Portfolio

 Financial Highlights, Trust Shares

                                               For the
                                             years  ended      November 24, 1997
                                             November 30,             to
                                           ------------------    November 30,
                                             1999      1998        1997 (a)
                                           --------   -------  -----------------
Net Asset Value, Beginning of Period.....  $  19.98   $ 16.26       $ 16.44
                                           --------   -------       -------
Investment Activities:
 Net investment income (loss)............     (0.01)     0.01         (0.01)
 Net realized and unrealized gains
  (losses) from investments..............      4.83      3.72         (0.17)
                                           --------   -------       -------
 Total from Investment Activities........      4.82      3.73         (0.18)
                                           --------   -------       -------
Distributions:
 Net investment income...................     (0.01)    (0.01)           --
 Net realized gains......................     (2.03)       --            --
                                           --------   -------       -------
 Total Distributions.....................     (2.04)    (0.01)           --
                                           --------   -------       -------
Net Asset Value, End of Period...........  $  22.76   $ 19.98       $ 16.26
                                           ========   =======       =======
Total Return.............................     26.97%    22.94%        (1.09)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)........  $109,516   $80,830       $63,786
Ratio of expenses to average net assets..      0.97%     1.04%         1.24%(c)
Ratio of net investment income (loss) to
 average net assets......................     (0.03)%    0.05%        (0.15)%(c)
Ratio of expenses to average net
 assets*.................................      1.37%     1.44%         1.34%(c)
Portfolio turnover**.....................     21.85%    54.33%           --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Institutional Shares

                                                    For the    December 2, 1997
                                                   year ended         to
                                                  November 30,   November 30,
                                                      1999         1998 (a)
                                                  ------------ ----------------
Net Asset Value, Beginning of Period............     $19.92         $16.27
                                                     ------         ------
Investment Activities:
 Net investment income (loss)...................       0.03(d)       (0.04)
 Net realized and unrealized gains from
  investments...................................       4.70           3.70
                                                     ------         ------
 Total from Investment Activities...............       4.73           3.66
                                                     ------         ------
Distributions:
 In excess of net investment income.............         --          (0.01)
 Net realized gains.............................      (2.03)            --
                                                     ------         ------
 Total Distributions............................      (2.03)         (0.01)
                                                     ------         ------
Net Asset Value, End of Period..................     $22.62         $19.92
                                                     ======         ======
Total Return....................................      26.56%         19.56%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)...............     $  162         $7,720
Ratio of expenses to average net assets.........       1.27%          1.36%(c)
Ratio of net investment income (loss) to average
 net assets.....................................       0.17%         (0.28)%(c)
Ratio of expenses to average net assets*........       1.37%          1.46%(c)
Portfolio turnover**............................      21.85%         54.33%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Per share net investment income has been calculated using the daily average share method.
                       See notes to financial statements

                   The Mercantile Small Cap Equity Portfolio+

  Q. What was the overall environment for small-company stocks during the 12 months ended November 30, 1999?

  A. Small caps (as measured by the Russell 2000 Index) rose about 15.67% during the period, compared to a 20.89% gain for the S&P 500 Index. However, we began to see a bit of a change in investor psychology beginning in April. At that time, the market began to broaden, with cyclical stocks and small-company stocks outperforming the S&P 500. Since that time, the Russell 2000 has risen nearly 9% versus a roughly 3% gain for the S&P 500.

  Our style of relative value investing had the opportunity to shine in those conditions. For the period ended November 30, 1999, the Portfolio outperformed its benchmarks, gaining 17.21% (Investor A Shares without the maximum sales charge) versus 15.67% for the Russell 2000 and only a 0.36% gain for the Lipper Small Cap Value Funds Index./1/

  Q. What was your strategy in that environment?

  A. We continued to look for the best relative values. The Portfolio was overweighted in technology stocks, which helped performance a great deal. We initiated many of the Portfolio's technology investments during the summer and fall of 1998, when electronic stocks suffered due to weakness in semiconductor demand and weak Asian economies. The electronics sector performed extremely well in 1999--well enough that we are reducing our position in some electronics holdings (in some cases significantly) as the stocks approach our price targets.

  Q. Where else did you find opportunities during the period?

  A. Stocks and sectors in which we are beginning to find attractive values include various specialty retailers, such as Men's Wearhouse (2.2% of net assets) and Ames Department Stores (1.1%). We also found opportunities among select consumer staples companies, such as Rayovac (1.1%) and Celestial Seasoning (0.3%). Another attractive sector included consumer cyclicals. For example, Avis Rent-a-Car (1.9%) seems significantly undervalued given the improved pricing in the industry. We also like certain categories of business services. Companies such as Acxiom (1.3%) and Source Information Management (2.6%) are making strategic investments to capitalize on business-to-business e-commerce on the Internet. Unlike pure Internet plays, these stocks appear to be reasonably valued.*

  Q. What other strategies did you employ to help boost the Portfolio's returns?

  A. We have added to the Portfolio's software holdings, as many stocks in the sector have been hit hard by Y2K-related spending cuts. We increased allocations to existing software holdings, such as Quadramed (1.4%), Computer Network Technology (1.1%) and Aspen Technology (2.1%). We also added new positions in Sterling Software (1.8%) and others.*

  Q. What is your outlook for small company stocks, and how will you manage the Portfolio going forward?

  A. We believe the small-cap sector is extremely attractive, given that the Russell 2000 recently traded at 17 to 18 times earnings versus 30 or more times for stocks in the S&P 500. Investors chasing growth have disregarded valuation as an investment criterion. We seem to be experiencing a market of "have's" (stocks with price-to-earnings ratios (P/Es) of 50 to 100) and "have-not's" (those with P/Es of 8 to 12). This momentum-driven market is a key reason why small-cap value stocks have lagged growth stocks in recent years. However, the recent strong performance of small-company shares is an encouraging sign. If the market continues to broaden out as it has done during the past seven months, the Portfolio's approach of seeking the best relative values should deliver excellent returns.
-----
+ Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
* Portfolio composition is subject to change.
/1/The Lipper Small Cap Value Fund Index is a managed index that consists of funds that generally invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P SmallCap 600 Index.

                     Mercantile Small Cap Equity Portfolio

                                    [CHART]
              Investor A       Investor A       Investor B        Russell
               (No Load)         (Load)*         (No CDSC)       2000 Index

5/92            10,000            9,551           10,000           10,000
11/92           11,255           10,750           11,255           11,032
11/93           13,478           12,873           13,478           13,128
11/94           14,473           13,823           14,472           12,981
11/95           17,579           16,790           17,487           16,680
11/96           19,049           18,193           18,822           19,434
11/97           22,754           21,733           22,326           23,984
11/98           19,525           18,649           19,023           22,396
11/99           22,886           21,631           22,175           25,905

-------------------------------------------------------------------------------
-
                          Average Annual Total Return
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                              Since
                                                            Inception
                           1 Year          5 Year            (5/6/92)
-------------------------------------------------------------------------------
-
Investor A (No Load)       17.21%           9.60%             11.56%
-------------------------------------------------------------------------------
-
Investor A*                10.77%           8.36%             10.73%
-------------------------------------------------------------------------------
-
Investor B (No CDSC)       16.57%           8.91%             11.09%
-------------------------------------------------------------------------------
-
Investor B (No CDSC)**     11.57%           8.77%             11.09%
-------------------------------------------------------------------------------
-
 * Reflects 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).
                                    [CHART]
                Trust          Institutional         Russell 2000 Index
 5/92          10,000             10,000                  10,000
11/92          11,255             11,255                  11,032
11/93          13,478             13,478                  13,128
11/94          14,497             14,436                  12,981
11/95          17,642             17,531                  16,680
11/96          19,181             19,002                  19,434
11/97          22,973             22,691                  23,984
11/98          19,784             19,475                  22,396
11/99          23,259             22,839                  25,905

-------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                                 Since
                                                               Inception
                           1 Year           5 Year              (5/6/92)
-------------------------------------------------------------------------------
-
Trust                      17.57%           9.92%                11.80%
-------------------------------------------------------------------------------
-
Institutional              17.27%           9.61%                11.53%
-------------------------------------------------------------------------------
-

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Small Cap Equity Portfolio is measured against the Russell 2000 Index, an unmanaged index generally representative of the total return of small to mid-sized companies. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares.

  Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio, which has been restated to reflect the contingent deferred sales charge payable by holders of Investor B Shares who redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Investor B Shares (CDSC) are not included in the above graph, since the performance is for more than six years and the CDSC would no longer apply. After six years, the performance for the Investor B Shares (CDSC) mirrors the Investor B Shares (No CDSC) performance.

  Institutional Shares were initially offered on January 3, 1994. The performance figures for Institutional Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio.

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Portfolio

 Commercial Paper (6.3%):
                                                           Shares
                                                             or
                        Security                         Principal
                      Description                          Amount   Market Value
                      -----------                        ---------- ------------
Financial Services (1.6%):
Household Finance, 5.60%, 12/9/99....................... $2,000,000 $  1,997,511
                                                                    ------------
Natural Gas Utility (4.7%):
Ciesco, 5.60%, 12/1/99..................................  5,798,000    5,798,000
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 7,795,511
                                                                    ------------

Common Stocks (94.8%):
Apparel (1.1%):
Kellwood Co. ...........................................     63,200    1,311,400
                                                                    ------------
Banking (7.9%):
Associated Banc-Corp. ..................................     35,700    1,394,531
Bank United Corp., Class A..............................     46,337    1,650,756
CCB Financial Corp. ....................................     35,600    1,544,150
Commerce Bancorp, Inc. NJ...............................     25,000    1,075,000
Cullen/Frost Bankers, Inc. .............................     50,022    1,425,627
Sovereign Bancorp, Inc. ................................    122,562    1,087,738
Webster Financial Corp. ................................     59,600    1,586,850
                                                                    ------------
                                                                       9,764,652
                                                                    ------------
Beverages (2.0%):
Beringer Wine Estates Holdings, Inc.(b).................     34,700    1,444,387
Canandaigua Brands, Inc., Class A(b)....................     13,967      743,743
Celestial Seasonings, Inc.(b)...........................     15,478      320,201
                                                                    ------------
                                                                       2,508,331
                                                                    ------------
Building Products (1.8%):
Texas Industries, Inc. .................................     61,600    2,233,000
                                                                    ------------
Business Services (7.0%):
Acxiom Corp.(b).........................................     90,000    1,600,313
Iron Mountain, Inc.(b)..................................     54,642    1,608,524
Source Information Management Co.(b)....................    211,600    3,226,899
SunGard Data Systems, Inc.(b)...........................    101,800    2,265,050
                                                                    ------------
                                                                       8,700,786
                                                                    ------------
Chemicals (3.7%):
Hanna (M.A.) Co. .......................................     85,000      887,188
Minerals Technologies, Inc. ............................     43,436    1,715,722
OM Group, Inc. .........................................     57,600    1,944,000
                                                                    ------------
                                                                       4,546,910
                                                                    ------------
Commercial Services (4.5%):
Avis Rent a Car, Inc.(b)................................    120,587    2,306,227
Interim Services, Inc(b)................................     63,900    1,178,156
Lason, Inc.(b)..........................................     87,561    2,134,299
                                                                    ------------
                                                                       5,618,682
                                                                    ------------
Computer Software (8.5%):
Aspen Technology, Inc.(b)...............................    140,966    2,660,734
AVT Corp.(b)............................................     40,400    1,623,575
Computer Network Technology Corp.(b)....................     65,372    1,323,783
Quadramed Corp.(b)......................................    257,575    1,746,680
SPSS, Inc.(b)...........................................     46,400    1,055,600
Sterling Software, Inc.(b)..............................     83,806    2,205,145
                                                                    ------------
                                                                      10,615,517
                                                                    ------------

                                               Schedule of Portfolio Investments
                                                               November 30, 1999
Common Stocks, continued


                        Security                                     Market
                       Description                        Shares     Value
                       -----------                        ------- ------------
Computers (0.4%):
Black BOX Corp.(b).......................................   9,130 $    543,235
                                                                  ------------
Electrical & Electronic (13.3%):
Amkor Technologies, Inc.(b)..............................  90,900    2,454,300
Benchmark Electronics, Inc.(b)...........................  63,484    1,412,519
CFM Technologies, Inc.(b)................................  96,995    1,079,069
Etec Systems, Inc.(b)....................................  64,476    2,772,468
Kulicke & Soffa Industries, Inc.(b)...................... 116,050    4,141,535
Photronics, Inc.(b)......................................  94,660    2,283,673
PRI Automation, Inc.(b)..................................  51,412    2,435,644
                                                                  ------------
                                                                    16,579,208
                                                                  ------------
Entertainment (1.0%):
Anchor Gaming(b).........................................  22,500    1,238,906
                                                                  ------------
Financial Services (2.1%):
Finova Group, Inc. ......................................  38,800    1,442,875
Metris Companies, Inc. ..................................  35,286    1,115,920
                                                                  ------------
                                                                     2,558,795
                                                                  ------------
Food Distributors (1.2%):
Performance Food Group Co.(b)............................  59,254    1,481,350
                                                                  ------------
Food Products & Services (1.2%):
Universal Foods Corp. ...................................  68,800    1,462,000
                                                                  ------------
Health Care (1.4%):
Hanger Orthopedic Group, Inc.(b).........................  54,997      563,719
Ocular Sciences, Inc.(b).................................  32,600      605,138
ResMed, Inc.(b)..........................................  14,229      570,049
                                                                  ------------
                                                                     1,738,906
                                                                  ------------
Insurance (1.0%):
Gallagher, Arthur J. & Co. ..............................  22,800    1,242,600
                                                                  ------------
Machinery & Equipment (3.3%):
DT Industries, Inc. ..................................... 112,128      883,008
GSI Lumonics, Inc.(b).................................... 368,255    3,245,247
                                                                  ------------
                                                                     4,128,255
                                                                  ------------
Manufacturing--Consumer Goods (3.2%):
Aptargroup, Inc. ........................................  57,926    1,571,243
Blyth Industries, Inc.(b)................................  44,400    1,065,600
Rayovac Corp.(b).........................................  57,500    1,390,781
                                                                  ------------
                                                                     4,027,624
                                                                  ------------
Medical Equipment & Supplies (2.8%):
DENTSPLY International, Inc. ............................  92,300    2,209,431
Serologicals Corp.(b).................................... 179,000    1,275,375
                                                                  ------------
                                                                     3,484,806
                                                                  ------------
Office Equipment & Services (3.6%):
CDW Computer Centers, Inc.(b)............................  38,700    2,721,094
Zebra Technologies Corp., Class A(b).....................  28,288    1,707,888
                                                                  ------------
                                                                     4,428,982
                                                                  ------------
Oil & Exploration, Production & Services (2.9%):
Ocean Energy, Inc.(b).................................... 209,033    1,593,876
Pride International, Inc.(b).............................  81,100    1,165,813
Veritas DGC, Inc.(b).....................................  59,300      863,556
                                                                  ------------
                                                                     3,623,245
                                                                  ------------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
Small Cap Equity Portfolio                                    November 30, 1999

Common Stocks, continued
                                                          Shares
                                                            or
                        Security                         Principal   Market
                      Description                         Amount      Value
                      -----------                        --------- -----------
Pharmaceuticals (3.1%):
Alpharma, Inc. .........................................    44,109 $ 1,411,488
Shire Pharmaceuticals Group PLC ADR(b)..................    77,855   2,389,175
                                                                   -----------
                                                                     3,800,663
                                                                   -----------
Real Estate Investment Trusts (0.8%):
Plum Creek Timber, Inc. ................................    38,000     954,750
                                                                   -----------
Restaurants (0.9%):
Brinker International, Inc.(b)..........................    48,300   1,092,788
                                                                   -----------
Retail Stores (6.9%):
Ames Department Stores, Inc.(b).........................    53,000   1,407,813
Goody's Family Clothing, Inc.(b)........................   180,000   1,192,500
Regis Corp..............................................    48,400     998,250
The Men's Wearhouse, Inc.(b)............................   106,000   2,729,499
Whitehall Jewellers, Inc.(b)............................    71,300   2,237,038
                                                                   -----------
                                                                     8,565,100
                                                                   -----------
Semiconductors (1.9%):
Burr-Brown Corp.(b).....................................    52,989   2,348,075
                                                                   -----------
Telecommunications (2.3%):
Digital Microwave Corp.(b)..............................    73,000   1,149,750
Tekelec(b)..............................................    93,500   1,659,625
                                                                   -----------
                                                                     2,809,375
                                                                   -----------
Transportation & Shipping (3.5%):
Eagle USA Airfreight, Inc.(b)...........................    49,000   1,650,687
HUB Group, Inc., Class A(b).............................    86,263   1,498,820
U.S. Freightways Corp...................................    29,893   1,248,033
                                                                   -----------
                                                                     4,397,540
                                                                   -----------
Wholesale Distribution (1.5%):
Barnett, Inc.(b)........................................    54,217     476,093
Watsco, Inc.............................................   128,398   1,396,328
                                                                   -----------
                                                                     1,872,421
                                                                   -----------
TOTAL COMMON STOCKS                                                117,677,902
                                                                   -----------

Short-Term Securities Held as Collateral* (27.5%):

Repurchase agreements (27.5%):
Bank Of America, 5.78%, 12/1/99 (Purchased on 11/30/99,
 proceeds at maturity $4,309,953, collateralized by
 $5,353,873 various U.S. Government Agency Mortgages,
 5.75%-6.77%, 4/15/23-2/1/29, market value $4,395,446).. 4,309,261   4,309,261
CS First Boston, 5.77%, 12/1/99 (Purchased on 11/30/99,
 proceeds at maturity $2,873,301, collateralized by
 $3,675,569 various U.S. Government Agency Mortgages,
 0.00%-8.00%, 5/15/01-8/15/29, market value
 $2,930,297)............................................ 2,872,841   2,872,841

Short-Term Securities Held as Collateral, continued

                     Security                         Principal     Market
                    Description                        Amount       Value
                    -----------                      ----------- ------------
Repurchase agreements, continued
HSBC Securities, Inc., 5.72%, 12/1/99 (Purchased on
 11/30/99, proceeds at maturity $2,873,297,
 collateralized by $3,102,156 various U.S.
 Government Agencies, 0.00%-9.80%, 4/19/01-
 11/30/17, market value $2,930,297)................    2,872,841 $  2,872,841
Prudential Bache Securities, 5.79%, 12/1/99
 (Purchased on 11/30/99, proceeds at maturity
 $5,746,604, collateralized by $10,001,455 various
 U.S. Government Agency Mortgages, 0.00%-10.50%,
 12/2/99-6/15/44, market value $5,860,595).........    5,745,681    5,745,681
Salomon Smith Barney, Inc., 5.75%, 12/1/99
 (Purchased on 11/30/99, proceeds at maturity
 $10,056,548, collateralized by $12,929,642 various
 U.S. Government Agencies, 0.00%-9.50%, 5/15/07-
 11/15/29, market value $10,256,041)...............   10,054,942   10,054,942
Salomon Smith Barney, Inc., 5.73%, 12/1/99
 (Purchased on 11/30/99, proceeds at maturity
 $8,221,358, collateralized by $13,233,683 various
 GNMA, 5.00%-9.00%, 2/15/00-11/20/29, market value
 $8,384,451).......................................    8,220,050    8,220,050
                                                                 ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                     34,075,615
                                                                 ------------
TOTAL INVESTMENTS
 (Cost $141,905,514)(a)--128.6%                                   159,549,028
Liabilities in excess of other assets--(28.6)%                    (35,478,798)
                                                                 ------------
TOTAL NET ASSETS--100.0%                                         $124,070,230
                                                                 ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,229,449. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized apprecia-
       tion...................  $ 26,744,121
      Unrealized deprecia-
       tion...................   (10,330,056)
                                ------------
      Net unrealized apprecia-
       tion...................  $ 16,414,065
                                ============

(b) Represents non-income producing securities.

ADR American Depositary Receipt
PLC Public Limited Company

* Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Portfolio

Statement of Assets and Liabilities

                                                               November 30, 1999

Assets:
Investments, at value (cost $107,829,899)............             $125,473,413
Repurchase agreements, at value (cost $34,075,615)...               34,075,615
                                                                  ------------
 Total Investments...................................              159,549,028
Cash.................................................                      922
Interest and dividends receivable....................                   48,467
Receivable for investments sold......................                  454,703
Prepaid expenses and other assets....................                    6,551
                                                                  ------------
 Total Assets........................................              160,059,671
Liabilities:
Payable for investments purchased.................... $ 1,815,140
Payable for return of collateral received on
 securities loaned...................................  34,075,615
Accrued expenses and other liabilities:
 Investment advisory fees............................      75,600
 Administration fees.................................       3,082
 Distribution and administrative services fees.......       3,670
 Custodian fees......................................       5,080
 Other liabilities...................................      11,254
                                                      -----------
 Total Liabilities...................................               35,989,441
                                                                  ------------
Net Assets:
Capital..............................................              105,300,315
Accumulated net realized gains from investment
 transactions........................................                1,126,401
Net unrealized appreciation from investments.........               17,643,514
                                                                  ------------
 Net Assets..........................................             $124,070,230
                                                                  ============
Investor A Shares
 Net Assets..........................................             $  8,884,717
 Shares..............................................                  641,900
 Redemption price per share..........................                   $13.84
                                                                        ======
Maximum Sales Charge--Investor A Shares..............                     5.50%
Maximum Offering Price
 (100%/(100%--Maximum Sales Charge) of net asset
 value adjusted to the nearest cent) per share.......                   $14.65
                                                                        ======
Investor B Shares
 Net Assets..........................................             $  1,094,286
 Shares..............................................                   81,787
 Offering price per share*...........................                   $13.38
                                                                        ======
Trust Shares
 Net Assets..........................................             $111,643,146
 Shares..............................................                7,935,498
 Offering and redemption price per share.............                   $14.07
                                                                        ======
Institutional Shares
 Net Assets..........................................             $  2,448,081
 Shares..............................................                  177,419
 Offering and redemption price per share.............                   $13.80
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1999

Investment Income:
Interest income.........................................          $   202,727
Dividend income.........................................              587,667
Income from securities lending..........................               74,759
                                                                  -----------
 Total Investment Income................................              865,153
Expenses:
Investment advisory fees................................ $942,833
Administration fees.....................................  251,425
Distribution and services fees, Investor A Shares.......   29,020
Distribution and services fees, Investor B Shares.......   11,769
Administrative services fees, Trust Shares..............  319,053
Administrative services fees, Institutional Shares......   25,532
Accounting fees.........................................    3,294
Custodian fees..........................................   59,517
Transfer agent fees.....................................   31,641
Other...................................................   46,786
                                                         --------
 Total expenses before voluntary fee reductions.........            1,720,870
 Expenses voluntarily reduced...........................             (454,493)
                                                                  -----------
 Net Expenses...........................................            1,266,377
                                                                  -----------
Net Investment Loss.....................................             (401,224)
                                                                  -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions.........            2,841,261
Net change in unrealized appreciation (depreciation)
 from investments.......................................           19,704,578
                                                                  -----------
Net realized/unrealized gains from investments..........           22,545,839
                                                                  -----------
Change in net assets resulting from operations..........          $22,144,615
                                                                  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1999          1998
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment loss............................... $   (401,224) $   (518,575)
 Net realized gains (losses) from investment
  transactions.....................................    2,841,261      (132,296)
 Net change in unrealized appreciation
  (depreciation) from investments..................   19,704,578   (34,779,392)
                                                    ------------  ------------
Change in net assets resulting from operations.....   22,144,615   (35,430,263)
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net realized gains from investment
  transactions.....................................      (49,318)   (1,204,394)
 In excess of net realized gains from investment
  transactions.....................................           --       (33,038)
Distributions to Investor B Shareholders:
 From net realized gains from investment
  transactions.....................................       (5,657)     (120,768)
 In excess of net realized gains from investment
  transactions.....................................           --        (3,765)
Distributions to Trust Shareholders:
 From net realized gains from investment
  transactions.....................................     (545,699)  (16,700,771)
 In excess of net realized gains from investment
  transactions.....................................           --      (364,216)
Distributions to Institutional Shareholders:
 From net realized gains from investment
  transactions.....................................     (108,101)   (2,733,301)
 In excess of net realized gains from investment
  transactions.....................................           --       (71,538)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................     (708,775)  (21,231,791)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (64,880,288)  (37,577,165)
                                                    ------------  ------------
Change in net assets...............................  (43,444,448)  (94,239,219)
Net Assets:
 Beginning of period...............................  167,514,678   261,753,897
                                                    ------------  ------------
 End of period..................................... $124,070,230  $167,514,678
                                                    ============  ============

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Portfolio

 Financial Highlights, Investor A Shares

                               For the years ended November 30,
                         ------------------------------------------------------
                          1999       1998      1997      1996         1995
                         ------     -------   -------   -------   -------------
Net Asset Value,
 Beginning of Period.... $11.86     $ 15.03   $ 13.40   $ 13.44      $ 11.99
                         ------     -------   -------   -------      -------
Investment Activities
 Net investment loss....  (0.07)(a)   (0.06)    (0.05)    (0.01)          --
 Net realized and
  unrealized gains
  (losses) from
  investments...........   2.10       (1.89)     2.50      1.03         2.36
                         ------     -------   -------   -------      -------
 Total from Investment
  Activities............   2.03       (1.95)     2.45      1.02         2.36
Distributions
 In excess of net
  investment income.....     --          --        --     (0.01)          --
 Net realized gains.....  (0.05)      (1.19)    (0.82)    (1.05)       (0.91)
 In excess of net
  realized gains........     --       (0.03)       --        --           --
                         ------     -------   -------   -------      -------
 Total Distributions....  (0.05)      (1.22)    (0.82)    (1.06)       (0.91)
                         ------     -------   -------   -------      -------
Net Asset Value, End of
 Period................. $13.84     $ 11.86   $ 15.03   $ 13.40      $ 13.44
                         ======     =======   =======   =======      =======
Total Return (excludes
 sales charge)..........  17.21%     (14.19)%   19.45%     8.36%       21.47%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $8,885     $11,601   $14,213   $13,889      $15,056
Ratio of expenses to
 average net assets.....   1.26%       1.25%     1.25 %    1.26%        1.26%
Ratio of net investment
 loss to average net
 assets.................  (0.57)%     (0.45)%   (0.29)%   (0.13)%      (0.12)%
Ratio of expenses to
 average net assets*....   1.36%       1.35%     1.35 %    1.36%        1.36%
Portfolio turnover**....  72.08%      69.72%    80.23 %   65.85%       83.13%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Per share net investment loss has been calculated using the daily average share method.

 Financial Highlights, Investor B Shares

                          For the years ended November            March 1, 1995
                                      30,                              to
                         --------------------------------------   November 30,
                          1999       1998      1997      1996       1995 (a)
                         ------     -------   -------   -------   -------------
Net Asset Value,
 Beginning of Period.... $11.53     $ 14.74   $ 13.24   $ 13.37      $ 11.83
                         ------     -------   -------   -------      -------
Investment Activities
 Net investment loss....  (0.16)(d)   (0.14)    (0.13)    (0.07)       (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments...........   2.06       (1.85)     2.45      0.99         1.57
                         ------     -------   -------   -------      -------
 Total from Investment
  Activities............   1.90       (1.99)     2.32      0.92         1.54
                         ------     -------   -------   -------      -------
Distributions
 Net realized gains.....  (0.05)      (1.18)    (0.82)    (1.05)          --
 In excess of net
  realized gains........     --       (0.04)       --        --           --
                         ------     -------   -------   -------      -------
 Total Distributions....  (0.05)      (1.22)    (0.82)    (1.05)          --
                         ------     -------   -------   -------      -------
Net Asset Value, End of
 Period................. $13.38     $ 11.53   $ 14.74   $ 13.24      $ 13.37
                         ======     =======   =======   =======      =======
Total Return (excludes
 redemption charge).....  16.57%     (14.79)%   18.62%     7.63%       20.83%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $1,094     $ 1,286   $ 1,503   $ 1,272      $   603
Ratio of expenses to
 average net assets.....   1.96%       1.95%    1.95%      1.96%        1.96%(c)
Ratio of net investment
 loss to average net
 assets................. (1.27)%      (1.15)%   (0.99)%   (0.83)%      (0.78)%(c)
Ratio of expenses to
 average net assets*....   2.06%       2.05%     2.05%     2.06%        2.06%(c)
Portfolio turnover**....  72.08%      69.72%    80.23%    65.85%       83.13%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
(d) Per share net investment loss has been calculated using the daily average share method.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Portfolio

 Financial Highlights, Trust Shares

                               For the years ended November 30,
                         ------------------------------------------------------
                           1999         1998       1997       1996       1995
                         --------     --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  12.02     $  15.17   $  13.49   $  13.49   $  12.01
                         --------     --------   --------   --------   --------
Investment Activities:
 Net investment income
  (loss)................    (0.03)(a)    (0.02)      0.01       0.02       0.03
 Net realized and
  unrealized gains
  (losses) from
  investments...........     2.13        (1.91)      2.50       1.05       2.36
                         --------     --------   --------   --------   --------
 Total from Investment
  Activities............     2.10        (1.93)      2.51       1.07       2.39
                         --------     --------   --------   --------   --------
Distributions:
 Net investment income..       --           --      (0.01)     (0.02)        --
 Net realized gains.....    (0.05)       (1.19)     (0.82)     (1.05)     (0.91)
 In excess of net
  realized gains........       --        (0.03)        --         --         --
                         --------     --------   --------   --------   --------
 Total Distributions....    (0.05)       (1.22)     (0.83)     (1.07)     (0.91)
                         --------     --------   --------   --------   --------
Net Asset Value, End of
 Period................. $  14.07     $  12.02   $  15.17   $  13.49   $  13.49
                         ========     ========   ========   ========   ========
Total Return............    17.57%      (13.90)%    19.77%      8.72%     21.70%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $111,643     $129,591   $211,643   $171,295   $139,681
Ratio of expenses to
 average net assets.....     0.96%        0.95%      0.95%      0.96%      0.96%
Ratio of net investment
 income (loss) to
 average net assets.....    (0.26)%      (0.16)%     0.01%      0.17%      0.18%
Ratio of expenses to
 average net assets*....     1.36%        1.35%      1.35%      1.06%      1.06%
Portfolio turnover**....    72.08%       69.72%     80.23%     65.85%     83.13%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Per share net investment loss has been calculated using the daily average share method.

 Financial Highlights, Institutional Shares

                               For the years ended November 30,
                         ------------------------------------------------------
                           1999         1998       1997       1996       1995
                         --------     --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  11.82     $  14.98   $  13.36   $  13.40   $  11.96
                         --------     --------   --------   --------   --------
Investment Activities:
 Net investment loss....    (0.07)(a)    (0.07)     (0.04)     (0.01)     (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments...........     2.10        (1.87)      2.48       1.03       2.36
                         --------     --------   --------   --------   --------
 Total from Investment
  Activities............     2.03        (1.94)      2.44       1.02       2.35
                         --------     --------   --------   --------   --------
Distributions:
 In excess of net
  investment income.....       --           --         --      (0.01)        --
 Net realized gains.....    (0.05)       (1.19)     (0.82)     (1.05)     (0.91)
 In excess of net
  realized gains........       --        (0.03)        --         --         --
                         --------     --------   --------   --------   --------
 Total Distributions....    (0.05)       (1.22)     (0.82)     (1.06)     (0.91)
                         --------     --------   --------   --------   --------
Net Asset Value, End of
 Period................. $  13.80     $  11.82   $  14.98   $  13.36   $  13.40
                         ========     ========   ========   ========   ========
Total Return............    17.27%      (14.17)%    19.41%      8.39%     21.43%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  2,448     $ 25,037   $ 34,395   $ 30,081   $ 17,620
Ratio of expenses to
 average net assets.....     1.26%        1.25%      1.25%      1.26%      1.26%
Ratio of net investment
 loss to average net
 assets.................    (0.59)%      (0.45)%    (0.29)%    (0.13)%    (0.11)%
Ratio of expenses to
 average net assets*....     1.36%        1.35%      1.35%      1.36%      1.36%
Portfolio turnover**....    72.08%       69.72%     80.23%     65.85%     83.13%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Per share net investment loss has been calculated using the daily average share method.
                       See notes to financial statements

                  Mercantile Small Cap Equity Index Portfolio+

  Q. What is this index fund's role in an investor's portfolio?

  A. A diversified portfolio should provide exposure to both large- and small-company stocks because the two sectors tend to follow different performance cycles. This Portfolio attempts to simulate the composition of the S&P SmallCap 600 Index of small company stocks, aiming to approximate the returns, before the deduction of operating expenses, of that Index. Many investors choose index funds because they often, but not always, provide above-average returns to actively managed funds, and because index funds' costs tend to be lower than those of actively managed funds.

  Q. How did small company stocks and the Portfolio perform during the 12 months ended November 30, 1999?

  A. Small-cap stocks did not perform as well as large-cap stocks during the period. Since its inception on December 30, 1998, the Portfolio has returned 1.86% (Investor A Shares without the maximum sales charge). During the same time period, the S&P SmallCap 600 returned 3.87%. That performance compared to a 14.31% gain for the S&P 500 Index of large-company stocks. During the second half of the period, however, small caps outperformed large-cap stocks, possibly indicating a shift in investor sentiment toward the small-cap sector.

  Q. What accounts for the difference between the return of the Portfolio and the return of the benchmark index?

  A. Index funds normally trail their benchmarks by a small amount, due to management costs and the need to hold small sums of cash for liquidity purposes. Two events during this period caused the Portfolio to lag the benchmark more than anticipated, however. We received the initial funding for the Portfolio in two stages: once at the beginning of January, and again two weeks later. We decided to use the initial cash infusion to buy shares of the largest stocks in the Index, and then use the second infusion to purchase the Index's remaining shares. During that two-week period in which we held only the Index's largest stocks, the smaller shares in the Index outperformed. As a result, the performance of the Portfolio lagged the benchmark for that period. In addition, the Portfolio experienced very large cash inflows in September, with assets climbing from $27 million to $54 million. Those heavy inflows caused the Portfolio to hold unusually large amounts of cash, which weighed down performance. Those two events were very unusual, and it is highly unlikely that they will recur. Going forward, we expect to more closely match the performance of the S&P SmallCap 600 Index.
-----
+ Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

                  Mercantile Small Cap Equity Index Portfolio

[CHART]
Value of a $10,000 Investment

                 Investor A (No Load)    Investor A (Load)*     S&P SmallCap 600
1      12/30/98         10,000               9,450                   10,000
2          1/99          9,880            9,629.64                    9,874
3          2/99          9,010            8,781.69                    8,984
4          3/99       9,125.47            8,625.15                    9,100
5          4/99       9,735.84            9,202.05                    9,702
6          5/99       9,955.97            9,410.11                    9,938
7          6/99      10,506.26             9,930.3                   10,503
8          7/99       10,416.2            9,845.18                   10,411
9          8/99       9,965.94             9,419.6                    9,952
10         9/99       9,805.84            9,268.28                   10,370
11        10/99       9,775.82            9,239.91                   10,345
12        11/99      10,186.07            9,627.66                   10,777
-------------------------------------------------------------------------------
-
                            Aggregate Total Returns
                                as of 11/30/99
-------------------------------------------------------------------------------
-
                                                               Since Inception
                                                                 (12/30/98)
-------------------------------------------------------------------------------
-
Investor A (No Load)                                                1.86%
-------------------------------------------------------------------------------
-
Investor A*                                                        -3.72%
-------------------------------------------------------------------------------
-
*  Reflects 5.50% sales charge.

                                    [CHART]
Value of a $10,000 Investment

                       Trust          Institutional           S&P SmallCap 600
1      12/30/98         10,000              10,000                   10,000
2          1/99          9,880               9,870                    9,874
3          2/99          9,020               9,010                    8,984
4          3/99       9,129.76            9,123.83                    9,100
5          4/99       9,740.41            9,724.08                    9,702
6          5/99       9,960.65            9,944.17                    9,938
7          6/99      10,521.29           10,494.46                   10,503
8          7/99      10,431.19           10,414.42                   10,411
9          8/99       9,980.71            9,964.23                    9,952
10         9/99       9,820.54            9,794.16                   10,370
11        10/99       9,800.51            9,774.15                   10,345
12        11/99      10,200.94           10,174.32                   10,777
-------------------------------------------------------------------------------
-
                            Aggregate Total Returns
                                 as of 11/30/99
-------------------------------------------------------------------------------
-
                                                               Since Inception
                                                                 (12/30/98)
-------------------------------------------------------------------------------
-
Trust                                                               2.01%
-------------------------------------------------------------------------------
-
Institutional                                                       1.74%
-------------------------------------------------------------------------------
-

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile Small Cap Equity Index Portfolio is measured against the Standard & Poor's SmallCap 600 Index, an unmanaged index generally representative of 600 domestic small-cap stocks in the market. Investors are unable to invest in the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                               November 30, 1999

Commercial Paper (1.9%):
                                                          Shares or
                        Security                          Principal   Market
                       Description                         Amount      Value
                       -----------                        --------- -----------

Natural Gas Utility (1.9%):
Ciesco, 5.60%, 12/1/99................................... $121,000  $ 1,121,000
                                                                    -----------
TOTAL COMMERCIAL PAPER                                                1,121,000
                                                                    -----------

Common Stocks (97.4%):

Advertising (1.6%):
Advo, Inc.(b)............................................    3,591       73,840
Catalina Marketing Corp.(b)..............................    3,146      299,853
Cyrk, Inc.(b)............................................    2,733       20,156
Ha-Lo Industries, Inc.(b)................................    8,589       53,681
Snyder Communications, Inc.(b)...........................   12,662      170,146
True North Communications, Inc. .........................    8,174      325,427
                                                                    -----------
                                                                        943,103
                                                                    -----------
Aerospace/Defense (0.7%):
AAR Corp. ...............................................    4,741       78,227
Alliant Techsystems, Inc.(b).............................    1,806       99,216
BE Aerospace, Inc.(b)....................................    4,251       29,757
Gencorp, Inc. ...........................................    7,224       79,013
Kaman Corp. Class A......................................    4,089       48,557
Orbital Sciences Corp.(b)................................    6,469       89,757
                                                                    -----------
                                                                        424,527
                                                                    -----------
Agriculture (0.1%):
Agribrands International, Inc.(b)........................    1,776       83,583
                                                                    -----------
Airlines (0.4%):
Atlantic Coast Airlines Holdings, Inc.(b)................    3,225       66,919
Mesa Air Group, Inc.(b)..................................    5,790       29,674
Midwest Express Holdings(b)..............................    2,458       71,128
Skywest, Inc. ...........................................    4,225      103,512
                                                                    -----------
                                                                        271,233
                                                                    -----------
Apparel (1.4%):
Ashworth, Inc.(b)........................................    2,413       11,085
Authentic Fitness Corp. .................................    4,002       82,791
Cone Mills Corp.(b)......................................    4,374       21,597
Delta Woodside Industries, Inc. .........................    4,055        7,857
Haggar Corp. ............................................    1,197       14,514
Hartmarx Corp.(b)........................................    5,246       20,000
K-Swiss, Inc. ...........................................    1,972       28,101
Kellwood Co. ............................................    4,773       99,039
Nautica Enterprises, Inc.(b).............................    5,910       77,569
Oshkosh B'gosh, Inc. ....................................    2,170       43,943
Oxford Industries, Inc. .................................    1,416       30,179
Phillps-Van Heusen Corp. ................................    4,702       39,967
Quiksilver, Inc.(b)......................................    3,873       58,579
Timberland Co.(b)........................................    3,582      171,935
WET Seal, Inc.(b)........................................    2,368       32,264
Wolverine World Wide.....................................    7,104       77,700
                                                                    -----------
                                                                        817,120
                                                                    -----------
Automotive Parts (1.0%):
O'Reilly Automotive, Inc.(b).............................    4,304      197,985
Simpson Industries, Inc. ................................    3,084       32,478
Spartan Motors, Inc. ....................................    2,148        8,995
Standard Motor Products, Inc. ...........................    2,289       41,917
TBC Corp.(b).............................................    3,601       21,156
Tenneco Automotive, Inc. ................................    5,845       46,029

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Automotive Parts, continued
Titan International, Inc. .................................   3,541 $    23,459
Tower Automotive, Inc.(b)..................................   8,014     120,210
Wabash National Corp. .....................................   3,932      57,751
Wynn's International, Inc. ................................   3,193      48,294
                                                                    -----------
                                                                        598,274
                                                                    -----------
Banking (6.5%):
Anchor Bancorp Wisconsin, Inc. ............................   4,392      70,272
Banknorth Group, Inc. .....................................   3,950     120,352
Carolina First Corp. ......................................   4,440      90,743
Centura Banks, Inc. .......................................   4,903     227,990
Chittenden Corp. ..........................................   4,873     157,459
Commerce Bancorp, Inc. NJ..................................   4,783     205,669
Commercial Federal Corp. ..................................  10,422     189,550
Community First Bancshares.................................   8,716     158,522
Cullen/Frost Bankers, Inc. ................................   9,230     263,054
Downey Financial Corp. ....................................   4,821      97,023
First Bancorp / Puerto Rico................................   4,949     100,217
First Midwest Bancorp, Inc. ...............................   4,746     199,332
Hudson United Bancorp......................................   6,916     213,545
Investors Financial Services Corp. ........................   2,525     115,519
JSB Financial, Inc. .......................................   1,644      97,202
MAF Bancorp, Inc. .........................................   4,106      91,102
Premier Bancshares, Inc. ..................................   4,927      81,603
Provident Bankshares Corp. ................................   4,432      87,809
Queens County Bancorp, Inc. ...............................   3,672     106,488
Riggs National Corp. Washington, D.C. .....................   4,913      69,703
Silicon Valley Bancshares(b)...............................   3,553     130,795
Susquehanna Bancshares, Inc. ..............................   6,304     109,138
Trustco Bank Corp. NY......................................   9,250     134,703
U.S. Trust Corp. ..........................................   3,122     248,393
United Bankshares, Inc. ...................................   7,425     183,769
UST Corp. .................................................   7,351     232,016
Whitney Holding Corp. .....................................   3,906     148,428
                                                                    -----------
                                                                      3,930,396
                                                                    -----------
Beverages (0.4%):
Canandaigua Brands, Inc., Class A(b).......................   3,067     163,318
Coca-Cola Bottling Co. Consolidated........................   1,531      78,464
                                                                    -----------
                                                                        241,782
                                                                    -----------
Biomedical (1.9%):
Advanced Tissue Sciences, Inc.(b)..........................   8,968      28,586
Bio-Technolgy General Corp.(b).............................   9,041     108,492
Enzo Biochem, Inc.(b)......................................   4,251     111,057
Idec Pharmaceuticals Corp.(b)..............................   3,545     449,328
Incyte Pharmaceuticals, Inc.(b)............................   4,812     139,548
Liposome Company, Inc.(b)..................................   6,719      83,568
Organogenesis, Inc.(b).....................................   5,233      48,732
Protein Design Labs, Inc.(b)...............................   3,198     127,920
Regeneron Pharmaceutical(b)................................   5,340      40,718
                                                                    -----------
                                                                      1,137,949
                                                                    -----------
Building Products (1.1%):
Apogee Enterprises, Inc. ..................................   4,782      28,991
Butler Manufacturing Co. ..................................   1,179      25,275
Elcor Corp. ...............................................   3,322     107,550
Florida Rock Industries....................................   3,226     100,813
Republic Group, Inc. ......................................   1,985      31,512

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                               November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Building Products, continued
Simpson Manufacturing Co., Inc.(b).........................   2,085 $    86,918
Texas Industries, Inc. ....................................   3,594     130,282
TJ International, Inc. ....................................   2,662     110,971
Universal Forest Products..................................   3,564      54,797
                                                                    -----------
                                                                        677,109
                                                                    -----------
Business Services (0.3%):
National Data Corp. .......................................   5,853     191,686
                                                                    -----------
Chemicals (1.4%):
Cambrex Corp. .............................................   4,234     133,371
Chemfirst, Inc. ...........................................   3,134      73,257
Geon Company...............................................   4,058     122,755
Lilly Industries, Inc. ....................................   3,999      55,736
Macdermid, Inc. ...........................................   4,276     162,754
McWhorter Technologies, Inc.(b)............................   1,681      23,114
Mississippi Chemical Corp. ................................   4,513      23,975
OM Group, Inc. ............................................   4,048     136,620
Omnova Solutions, Inc. ....................................   7,187      44,919
Penford Corp. .............................................   1,253      18,952
Quaker Chemical Corp. .....................................   1,564      24,438
Tetra Technologies, Inc.(b)................................   2,327      18,034
                                                                    -----------
                                                                        837,925
                                                                    -----------
Commercial Services (4.6%):
Aaron Rents, Inc. .........................................   3,409      61,575
ABM Industries, Inc. ......................................   3,847      82,711
Billing Concepts Corp.(b)..................................   6,446      35,654
BISYS Group, Inc.(c)(b)....................................   4,661     270,046
CDI Corp.(b)...............................................   3,254      78,910
Central Parking Corp. .....................................   6,324     163,634
Chemed Corp. ..............................................   1,801      46,826
CPI Corp. .................................................   1,754      43,412
DBT Online, Inc.(b)........................................   3,420      65,835
Franklin Covey Co.(b)......................................   3,530      25,813
Hooper Holmes, Inc. .......................................   4,943     116,778
Insurance Auto Auctions, Inc.(b)...........................   2,004      29,058
Interim Services, Inc(b)...................................  11,285     208,067
Labor Ready, Inc.(b).......................................   7,322      92,898
Lason, Inc.(b).............................................   3,201      78,024
Maximus, Inc.(b)...........................................   3,574     100,072
MedQuist, Inc.(b)..........................................   6,192     176,472
NFO Worldwide, Inc.(b).....................................   3,803      49,677
Orthodontic Centers Of America, Inc.(b)....................   8,294     101,083
Parexel International Corp.(b).............................   4,355      52,260
Pediatrix Medical Group, Inc.(b)...........................   2,650      20,538
Pharmaceutical Product Development, Inc.(b)................   4,255      52,656
Plexus Corp.(b)............................................   3,015     118,716
Prepaid Legal Services, Inc.(b)............................   3,894      92,969
Primark Corp.(b)...........................................   3,506      93,128
Profit Recovery Group International, Inc.(b)...............   8,184     303,191
Rural/Metro Corp.(b).......................................   2,469      14,042
Service Experts, Inc.(b)...................................   3,005      18,781
StaffMark, Inc.(b).........................................   5,047      40,218
US Oncology Inc.(b)........................................  14,662      69,186
Volt Information Sciences, Inc.(b).........................   2,576      57,477
                                                                    -----------
                                                                      2,759,707
                                                                    -----------

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Computer Software (8.9%):
American Management Systems(b).............................   7,205 $   211,647
Aspen Technology, Inc.(b)..................................   4,318      81,502
Avid Technology, Inc.(b)...................................   4,084      45,179
Barra, Inc.(b).............................................   2,394      69,725
Cerner Corp.(b)............................................   5,772     109,668
Choicepoint Inc.(b)........................................   5,042     168,277
Clarify, Inc.(b)...........................................   3,995     372,345
Concord Communications, Inc.(b)............................   2,500     133,750
Dendrite International, Inc.(b)............................   6,659     183,123
Digi International, Inc.(b)................................   2,552      41,151
Epicor Software Corp.(b)...................................   7,056      41,234
Fair, Issac & Co., Inc.....................................   2,449     104,083
Filenet Corp.(b)...........................................   5,529     110,580
Great Plains Software, Inc.(b).............................   2,336     124,830
Harbinger Corp.(b).........................................   6,581     115,579
HNC Software, Inc.(b)......................................   4,187     297,277
Hyperion Solutions Corp.(b)................................   5,275     144,403
Information Resources, Inc.(b).............................   4,842      48,420
Inter-Tel, Inc. ...........................................   4,447      88,662
Macromedia, Inc.(b)........................................   7,389     485,826
Mercury Interactive Corp.(b)...............................   6,502     540,478
Midway Games, Inc.(b)......................................   6,505     140,671
National Instruments Corp.(b)..............................   8,515     255,450
Progress Software Corp.(b).................................   2,909     115,996
Project Software & Development(b)..........................   1,694     151,190
Remedy Corp.(b)............................................   4,991     174,061
S3, Inc.(b)................................................  12,359     103,507
SEI Investments Co. .......................................   2,992     303,501
THQ, Inc.(b)...............................................   2,036     109,435
Vantive Corp.(b)...........................................   4,670      72,385
Verity, Inc.(b)............................................   2,591     268,088
Visio Corp.(b).............................................   5,175     185,653
                                                                    -----------
                                                                      5,397,676
                                                                    -----------
Computers (5.3%):
Analysts International Corp. ..............................   3,843      45,876
Anixter International, Inc.(b).............................   6,217     126,671
APEX, Inc.(b)..............................................   3,503      82,321
Auspex Systems, Inc. ......................................   4,527      55,456
Black BOX Corp.(b).........................................   3,060     182,070
Ciber, Inc.(b).............................................  10,047     214,127
Computer Task Group, Inc. .................................   3,566      52,821
Cybex Computer Products Corp.(b)...........................   1,930      83,231
Exabyte Corp.(b)...........................................   3,851      26,837
Factset Research Systems, Inc.(b)..........................   2,695     167,090
Hutchinson Technology(b)...................................   4,292      79,402
InaCom Corp.(b)............................................   7,803      46,330
InterVoice-Brite, Inc.(b)..................................   5,492      82,723
Jack Henry & Associates, Inc. .............................   3,429     135,660
Komag, Inc.(b).............................................   9,233      21,928
Kronos, Inc.(b)............................................   2,187     113,451
Microage, Inc.(b)..........................................   3,479      10,437
Micros Systems, Inc.(b)....................................   2,761     139,603
National Computer Systems, Inc. ...........................   5,451     209,182
QRS Corp.(b)...............................................   2,311     134,327
Read-Rite Corp.(b).........................................   8,577      47,174
Technology Solutions Co.(b)................................   7,192     196,881
Telxon Corp. ..............................................   2,765      43,549

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                               November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Computers, continued
Whittman-Hart, Inc.(b).....................................   9,262 $   569,033
Xircom, Inc.(b)............................................   4,187     219,817
Zixit Corp.(b).............................................   2,625     113,531
                                                                    -----------
                                                                      3,199,528
                                                                    -----------
Construction (0.3%):
Dycom Industries, Inc.(b)..................................   4,427     178,187
                                                                    -----------
Consumer Goods & Services (0.3%):
Action Performance Cos., Inc.(b)...........................   2,883      48,831
Brown Shoe Company, Inc. ..................................   3,112      49,014
Department 56, Inc.(b).....................................   2,948      55,091
                                                                    -----------
                                                                        152,936
                                                                    -----------
Containers & Packaging (0.1%):
Shorewood Packaging Corp.(b)...............................   4,744      77,683
                                                                    -----------
Diversified Operations (0.4%):
Delta & Pineland Co. ......................................   6,642     169,786
Triarc Co.(b)..............................................   4,408      85,681
                                                                    -----------
                                                                        255,467
                                                                    -----------
Electrical & Electronic (6.0%):
Analogic Corp. ............................................   2,203      65,746
Benchmark Electronics, Inc.(b).............................   2,776      61,766
BMC Industries, Inc. ......................................   4,732      25,730
Brady Corp. ...............................................   3,898     119,620
C-COR.net Corporation(b)...................................   2,579     131,690
Checkpoint Systems, Inc.(b)................................   5,146      40,846
Coherent, Inc.(b)..........................................   4,089     108,359
CTS Corp. .................................................   4,762     381,852
Dionex Corp.(b)............................................   3,800     147,725
Electro Scientific Industries, Inc.(b).....................   2,258     131,952
Etec Systems, Inc.(b)......................................   3,665     157,595
Gentex Corp.(b)............................................  12,568     234,864
Hadco Corp.(b).............................................   2,349     110,990
Harmon Industries, Inc. ...................................   1,946      24,082
Innovex, Inc. .............................................   2,514      22,626
Itron, Inc.(b).............................................   2,557      16,141
Kemet Corp.(b).............................................   6,758     244,977
Kent Electronics Corp.(b)..................................   4,759     109,160
Kulicke & Soffa Industries, Inc.(b)........................   4,058     144,820
Methode Electronics, Inc. .................................   6,082     164,214
Micrel, Inc.(b)............................................   7,062     347,803
Northwestern Corp. ........................................   3,954      83,528
OAK Industries, Inc.(b)....................................   3,118     234,824
Park Electrochemical Corp. ................................   1,786      58,715
Paxar Corp.(b).............................................   7,975      67,788
Photronics, Inc.(b)........................................   4,041      97,489
Standard Microsystems Corp.(b).............................   2,705      33,136
Technitrol, Inc. ..........................................   2,771     118,807
Trimble Navigation Ltd.(b).................................   3,820      64,463
Watts Industries...........................................   4,529      63,123
X-Rite, Inc. ..............................................   3,598      24,287
                                                                    -----------
                                                                      3,638,718
                                                                    -----------
Electronic Components/Instruments (1.8%):
Artesyn Technologies, Inc.(b)..............................   6,399     139,578
Belden, Inc. ..............................................   4,199      83,980
C&D Technologies, Inc. ....................................   2,204      86,232


Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Electronic Components/Instruments, continued
C-Cube Microsystems, Inc.(b)...............................   6,821 $   305,347
Cable Design Technologies Corp.(b).........................   4,873     116,647
Insteel Industries, Inc. ..................................   1,437      12,125
Intermagnetics General Corp.(b)............................   2,165      14,478
SLI, Inc.(b)...............................................   6,113      79,087
Valence Technology, Inc.(b)................................   4,776      43,581
Vicor Corp.(b).............................................   7,128     230,769
                                                                    -----------
                                                                      1,111,824
                                                                    -----------
Engineering (0.5%):
Insituform Technologies, Inc.(b)...........................   4,390     110,024
Morrison Knudsen Corp.(b)..................................   9,081      78,891
Stone & Webster, Inc. .....................................   2,266      37,106
URS Corp.(b)...............................................   2,683      52,319
                                                                    -----------
                                                                        278,340
                                                                    -----------
Entertainment (0.6%):
Anchor Gaming(b)...........................................   2,038     112,218
Aztar Corp.(b).............................................   7,613      81,364
Carmike Cinemas, Inc.(b)...................................   1,958      24,475
GC Companies, Inc.(b)......................................   1,382      38,955
Hollywood Park, Inc.(b)....................................   4,434      89,511
Players International, Inc.(b).............................   5,510      43,047
                                                                    -----------
                                                                        389,570
                                                                    -----------
Environmental Services (0.3%):
Imco Recycling, Inc. ......................................   2,833      36,475
Ionics, Inc.(b)............................................   2,764      73,764
Tetra Tech, Inc.(b)........................................   6,596      75,030
                                                                    -----------
                                                                        185,269
                                                                    -----------
Financial Services (1.8%):
Americredit Corp.(b).......................................  12,412     211,004
Amresco, Inc.(b)...........................................   8,341      16,682
Dain Rauscher Corp. .......................................   2,138     104,094
Eaton Vance Corp. .........................................   6,211     223,207
Hambrecht & Quist, Inc.(b).................................   4,217     209,796
Jefferies Group, Inc. .....................................   4,087      81,229
Pioneer Group, Inc.(b).....................................   4,569      67,964
Raymond James Financial Corp. .............................   8,104     152,457
                                                                    -----------
                                                                      1,066,433
                                                                    -----------
Food Distributors (0.1%):
Performance Food Group Co.(b)..............................   2,378      59,450
United Natural Foods, Inc.(b)..............................   3,109      26,038
                                                                    -----------
                                                                         85,488
                                                                    -----------
Food Products (1.8%):
Chiquita Brands International, Inc. .......................  11,333      49,582
Corn Products International, Inc. .........................   6,439     202,023
Earthgrains Co. ...........................................   7,340     133,038
Fleming Cos., Inc. ........................................   6,699      80,807
J & J Snack Foods Corp.(b).................................   1,581      29,644
Michael Foods, Inc. .......................................   3,443      86,290
Nash Finch Co. ............................................   1,956      14,181
Ralcorp Holdings, Inc.(b)..................................   5,253     102,762
Smithfield Foods, Inc.(b)..................................   7,233     185,346
Whole Foods Market, Inc.(b)................................   4,539     178,439
                                                                    -----------
                                                                      1,062,112
                                                                    -----------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                               November 30, 1999


Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Forest Products & Paper (0.4%):
Buckeye Technologies, Inc.(b)..............................   6,079 $    96,504
Caraustar Industries, Inc. ................................   4,319     105,546
Pope & Talbot, Inc. .......................................   2,567      30,644
Schweitzer-Mauduit International, Inc. ....................   2,713      35,947
                                                                    -----------
                                                                        268,641
                                                                    -----------
Gas--Distribution (2.3%):
Atmos Energy Corp. ........................................   5,333     118,993
Cascade Natural Gas Corp. .................................   1,934      33,966
Connecticut Energy Corp. ..................................   1,825      71,973
Energen Corp. .............................................   5,100      98,175
New Jersey Resources.......................................   3,044     122,521
Northwest Natural Gas Co. .................................   4,267     107,208
Piedmont Natural Gas Co. ..................................   5,302     168,339
Public Service Co. of North Carolina.......................   3,528     113,337
Southern Union Co.(b)......................................  11,174     215,099
Southwest Gas Corp. .......................................   5,276     123,656
Southwestern Energy Co. ...................................   4,328      32,190
Wicor, Inc. ...............................................   6,417     192,510
                                                                    -----------
                                                                      1,397,967
                                                                    -----------
Health Care (3.2%):
Adac Laboratories(b).......................................   3,562      41,631
Cooper Companies, Inc. ....................................   2,373      59,918
Coventry Health Care, Inc.(b)..............................  10,111      58,138
Curative Health Services, Inc.(b)..........................   1,761      14,528
Datascope Corp.(b).........................................   2,626      97,408
Diagnostic Products Corp. .................................   2,390      60,198
Genesis Health Ventures(b).................................   6,258      17,601
Hanger Orthopedic Group, Inc.(b)...........................   3,217      32,974
Hologic, Inc.(b)...........................................   2,659      14,292
Idexx Laboratories, Inc.(b)................................   6,814     126,059
Invacare Corp. ............................................   4,912     103,459
Laser Vision Centers, Inc.(b)..............................   4,322      62,669
Magellan Health Services(b)................................   5,485      34,281
Mentor Corp. ..............................................   4,221      98,666
Renal Care Group, Inc.(b)..................................   7,606     155,923
ResMed, Inc.(b)............................................     722      28,925
Respironics, Inc.(b).......................................   5,254      41,704
Safeskin Corp.(b)..........................................   9,557     115,879
Sierra Health Services, Inc.(b)............................   4,587      43,003
Sola International, Inc.(b)................................   4,270      60,848
Spacelabs Medical, Inc.(b).................................   1,661      23,046
Summit Technology, Inc.(b).................................   7,961     152,752
Sunrise Medical, Inc.(b)...................................   3,773      22,638
Universal Health Services(b)...............................   5,418     178,455
Varian Medical Systems, Inc................................   5,229     136,608
Vital Signs, Inc. .........................................   2,060      47,895
Wesley Jessen Visioncare(b)................................   2,961      84,574
                                                                    -----------
                                                                      1,914,072
                                                                    -----------
Home Builders (1.4%):
Champion Enterprises, Inc.(b)..............................   8,274      70,846
Coachmen Industries, Inc. .................................   2,862      40,962
D.R. Horton, Inc. .........................................  10,997     151,209
M.D.C. Holdings, Inc. .....................................   3,877      57,913
Monaco Coach Corp.(b)......................................   3,234      69,531
Oakwood Homes Corp. .......................................   8,071      24,213
Ryland Group, Inc. ........................................   2,557      58,172

Common Stocks, continued
                        Security                                    Market
                       Description                        Shares     Value
                       -----------                        ------- -----------

Home Builders, continued
Skyline Corp. ...........................................   1,562 $    38,757
Southern Energy Homes, Inc.(b)...........................   2,114       4,757
Standard-Pacific Corp. ..................................   5,096      56,056
Thor Industries, Inc. ...................................   2,122      59,283
Toll Brothers, Inc.(b)...................................   6,242     111,576
U.S. Home Corp.(b).......................................   2,332      60,049
Winnebago Industries.....................................   3,839      72,461
                                                                  -----------
                                                                      875,785
                                                                  -----------
Home Furnishings (1.1%):
Bassett Furniture Industries.............................   2,187      34,855
Ethan Allen Interiors, Inc. .............................   7,056     234,612
Fedders Corp. ...........................................   6,138      32,992
Harman International.....................................   3,006     154,809
La-Z-Boy, Inc. ..........................................   9,018     162,324
Royal Appliance Manufacturing(b).........................   3,119      18,129
                                                                  -----------
                                                                      637,721
                                                                  -----------
Hotels & Lodging (0.2%):
Marcus Corp. ............................................   5,132      65,433
Prime Hospitality Corp.(b)...............................   8,931      77,588
                                                                  -----------
                                                                      143,021
                                                                  -----------
Household Products/Wares (1.3%):
Enesco Group, Inc .......................................   2,329      28,385
Fossil, Inc.(b)..........................................   5,500     115,500
Gibson Greetings, Inc.(b)................................   2,739      26,021
John H. Harland Co. .....................................   5,344      99,198
Libbey, Inc. ............................................   2,781      73,697
Nashua Corp.(b)..........................................   1,009       7,441
National Presto Industries, Inc. ........................   1,255      44,239
New England Business SVC, Inc. ..........................   2,445      55,318
Russ Berrie & Co., Inc. .................................   3,533      90,092
Swiss Army Brands, Inc.(b)...............................   1,370      11,131
The Scott's Co.(b).......................................   3,110     124,982
Toro Co. ................................................   2,269      73,601
USA Detergents, Inc.(b)..................................   2,393      10,170
                                                                  -----------
                                                                      759,775
                                                                  -----------
Insurance (2.5%):
Blanch (EW) Holdings, Inc. ..............................   2,203     127,774
Delphi Financial Group(b)................................   3,537     109,658
Enhance Financial Services Group.........................   6,571     112,528
Fidelity National Financial, Inc. .......................   5,230      78,777
First American Financial Corp. ..........................  11,223     144,496
Fremont General Corp. ...................................  12,054      61,023
Frontier Insurance Group, Inc. ..........................   5,929      17,787
Gallagher, Arthur J. & Co. ..............................   3,101     169,005
Hilb, Rogal, & Hamilton Co. .............................   2,272      61,628
Mutual Risk Management Ltd. .............................   7,447     114,032
Radian Group, Inc. ......................................   6,363     310,991
Selective Insurance Group................................   4,797      83,948
Trenwick Group, Inc. ....................................   3,160      64,188
Zenith National Insurance Corp. .........................   2,937      60,943
                                                                  -----------
                                                                    1,516,778
                                                                  -----------
Iron/Steel (0.4%):
Birmingham Steel Corp. ..................................   5,088      36,888
Material Sciences Corp.(b)...............................   2,613      28,580

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                               November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Iron/Steel, continued
Reliance Steel & Aluminum Co. .............................   4,786 $   116,658
Steel Technologies, Inc. ..................................   1,948      21,915
WHX Corp.(b)...............................................   2,867      25,445
                                                                    -----------
                                                                        229,486
                                                                    -----------
Leisure & Recreation/Gaming (0.4%):
Arctic Cat, Inc. ..........................................   4,455      45,663
Huffy Corp. ...............................................   1,720      11,288
K2, Inc. ..................................................   3,100      22,863
Polaris Industries, Inc. ..................................   4,257     163,894
                                                                    -----------
                                                                        243,708
                                                                    -----------
Machinery & Equipment (3.1%):
Applied Industrial Technology, Inc. .......................   3,665      62,763
Applied Power, Inc. .......................................   6,706     214,172
Astec Industries, Inc.(b)..................................   3,320      82,585
Baldor Electric Co. .......................................   6,208     121,444
Cognex Corp.(b)............................................   7,086     230,294
Esterline Technologies Corp.(b)............................   3,000      37,688
Flow International Corp.(b)................................   2,470      25,318
Gardner Denver Machinery, Inc.(b)..........................   2,572      42,117
Gerber Scientific, Inc. ...................................   3,764      72,457
Graco, Inc. ...............................................   3,462     114,030
Helix Technology Corp. ....................................   3,877     156,958
Idex Corp. ................................................   5,095     140,431
JLG Industries, Inc. ......................................   7,577     103,710
Lindsay Manufacturing Co. .................................   2,147      36,096
Manitowoc Co. .............................................   4,457     135,939
Regal Beloit Corp. ........................................   3,577      78,694
Robbins & Myers, Inc. .....................................   1,835      36,700
Specialty Equipment Cos., Inc.(b)..........................   3,186      70,490
SpeedFam-IPEC, Inc.(b).....................................   5,004      59,423
Thomas Industries, Inc. ...................................   2,698      43,505
                                                                    -----------
                                                                      1,864,814
                                                                    -----------
Manufacturing--Consumer Goods (0.3%):
Aptargroup, Inc. ..........................................   6,220     168,718
                                                                    -----------
Medical Equipment & Supplies (0.3%):
Osteotech, Inc.(b).........................................   2,479      34,706
Techne Corp.(b)............................................   3,217     154,818
                                                                    -----------
                                                                        189,524
                                                                    -----------
Metal Fabrication & Hardware (1.0%):
A.M. Castle & Co. .........................................   2,410      28,318
Amcast Industrial Corp. ...................................   1,595      22,330
Commercial Metals Co. .....................................   2,530      80,960
Intermet Corp. ............................................   4,381      44,358
Lawson Products............................................   1,790      40,723
Mueller Industries, Inc.(b)................................   6,188     222,767
Quanex Corp. ..............................................   2,469      52,312
Valmont Industries.........................................   4,195      74,461
Wolverine Tube, Inc.(b)....................................   2,316      35,174
                                                                    -----------
                                                                        601,403
                                                                    -----------
Metals & Mining (0.6%):
Amcol International Corp. .................................   4,606      81,757
Brush Wellman, Inc. .......................................   2,837      46,101
Commonwealth Industries, Inc. .............................   2,703      34,801

Common Stocks, continued

                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Metals & Mining, continued
Couer D'Alene Mines Corp.(b)...............................   3,753 $    15,247
Hecla Mining Co.(b)........................................  11,458      23,632
RTI International Metals, Inc.(b)..........................   3,549      23,512
Stillwater Mining Co.(b)...................................   6,445     156,291
                                                                    -----------
                                                                        381,341
                                                                    -----------
Miscellaneous Manufacturing (1.7%):
A.O. Smith Corp. ..........................................   4,031      88,682
A.T. Cross Co. Class A.....................................   2,847      14,947
Barnes Group, Inc. ........................................   3,317      53,901
Clarcor, Inc. .............................................   4,144      72,002
Griffon Corp.(b)...........................................   5,236      40,252
Justin Industries..........................................   4,394      68,382
Lydall, Inc.(b)............................................   2,684      23,988
Mascotech, Inc. ...........................................   7,671      92,052
Myers Industries, Inc. ....................................   3,440      51,600
Roper Industries, Inc. ....................................   5,211     193,783
Scott Technologies, Inc.(b)................................   3,097      63,876
SPS Technologies, Inc.(b)..................................   2,160      70,740
Standex International Corp. ...............................   2,190      46,264
Sturm, Ruger, & Co., Inc. .................................   4,631      41,679
Tredegar Corp. ............................................   6,371     123,040
                                                                    -----------
                                                                      1,045,188
                                                                    -----------
Office Equipment & Services (0.6%):
Interface, Inc. ...........................................   9,156      41,202
Zebra Technologies Corp., Class A(b).......................   5,356     323,369
                                                                    -----------
                                                                        364,571
                                                                    -----------
Oil & Exploration, Production & Services (3.0%):
Atwood Oceanics(b).........................................   2,414      81,171
Barrett Resources Corp.(b).................................   5,594     148,590
Benton Oil & Gas Co.(b)....................................   5,082      10,164
Cabot Oil & Gas Corp. .....................................   4,277      65,492
Cross Timbers Oil Co. .....................................   8,342      84,984
Dril-Quip(b)...............................................   2,936      72,299
Friede Goldman Halter, Inc.(b).............................   6,843      57,742
HS Resources, Inc.(b)......................................   3,229      41,775
Input/Output, Inc.(b)......................................   8,702      46,773
Nabors Industries, Inc.(b).................................   3,558      94,503
Newfield Exploration Co.(b)................................   7,131     184,068
Oceaneering International, Inc.(b).........................   3,837      49,881
Plains Resources, Inc.(b)..................................   2,922      32,142
Pogo Producing Co. ........................................   6,926     124,668
Pride International, Inc.(b)...............................   9,679     139,136
Remington Oil & Gas Corp.(b)...............................   3,637      18,185
Seacor Smit, Inc.(b).......................................   2,088     108,315
Seitel, Inc.(b)............................................   4,207      28,397
St. Mary Land & Exploration Co. ...........................   1,930      40,289
Stone Energy Corp.(b)......................................   3,165     123,237
Tuboscope, Inc.(b).........................................   7,627     108,685
Vintage Petroleum, Inc. ...................................  10,699     114,346
WD-40 Co. .................................................   2,680      62,310
                                                                    -----------
                                                                      1,837,152
                                                                    -----------
Pharmaceuticals (4.0%):
Advance Paradigm, Inc.(b)..................................   1,796      71,391
Alliance Pharmaceutical Corp.(b)...........................   7,464      33,588
Alpharma, Inc. ............................................   5,118     163,776

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                               November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Pharmaceuticals, continued
Barr Laboratories, Inc.(b).................................   3,884 $   122,346
Bindley Western Industries, Inc. ..........................   5,847      77,473
Biomatrix, Inc.(b).........................................   3,964      93,154
Cephalon, Inc.(b)..........................................   5,261     117,057
COR Therapeutics, Inc.(b)..................................   4,272      84,372
Cygnus, Inc.(b)............................................   4,127      41,012
Dura Pharmaceuticals, Inc.(b)..............................   7,571      98,660
Immune Response Corp.(b)...................................   4,301      19,086
Jones Pharma, Inc. ........................................   7,450     257,955
Medicis Pharmaceutical(b)..................................   4,894     171,901
Medimmune, Inc.(b).........................................     710      85,381
Natures Sunshine Products, Inc. ...........................   2,988      25,211
NBTY, Inc.(b)..............................................  11,512     112,602
NCS Healthcare, Inc.(b)....................................   3,479       9,241
North American Vaccine, Inc.(b)............................   5,631      30,971
Noven Pharmaceuticals, Inc.(b).............................   3,720      48,128
Patterson Dental Co.(b)....................................   5,762     264,331
Priority Healthcare Corp. Class A(b).......................   1,016      25,146
Priority Healthcare Corp. Class B(b).......................   2,692      66,627
Roberts Pharmaceutical Corp.(b)............................   5,458     176,361
Syncor International Corp.(b)..............................   1,979      55,536
Theragenics Corp.(b).......................................   5,107      48,836
Vertex Pharmaceuticals, Inc.(b)............................   4,410     117,141
                                                                    -----------
                                                                      2,417,283
                                                                    -----------
Printing & Publishing (0.9%):
Bowne & Co., Inc. .........................................   6,379      75,352
Consolidated Graphics, Inc.(b).............................   2,728      61,210
Thomas Nelson, Inc. .......................................   2,447      21,717
Valassis Communications, Inc.(b)...........................   9,675     380,953
                                                                    -----------
                                                                        539,232
                                                                    -----------
Restaurants (1.8%):
Applebees International, Inc. .............................   4,886     147,190
CEC Entertainment, Inc.(b).................................   4,720     141,599
CKE Restaurant, Inc. ......................................   8,975      57,777
Consolidated Products, Inc.(b).............................   4,579      48,080
IHOP Corp.(b)..............................................   3,386      52,483
Jack In the Box, Inc.(b)...................................   6,553     138,023
Landry's Seafood Restaurants, Inc.(b)......................   4,440      39,128
Luby's, Inc. ..............................................   3,806      44,245
Panera Bread Co.(b)........................................   2,103      16,298
Ruby Tuesday, Inc. ........................................   5,488     110,446
Ryan's Family Steak Houses, Inc.(b)........................   6,345      62,657
Sonic Corp.(b).............................................   3,186      86,022
Taco Cabana, Inc. Class A(b)...............................   2,326      20,207
TCBY Enterprises, Inc. ....................................   3,894      15,576
The Cheesecake Factory, Inc.(b)............................   3,415     105,865
                                                                    -----------
                                                                      1,085,596
                                                                    -----------
Retail Stores (5.0%):
Ames Department Stores, Inc.(b)............................   4,894     129,997
Anntaylor Stores Corp.(b)..................................   5,435     234,723
Books-A-Million, Inc.(b)...................................   3,116      32,329
Building Materials Holding Corp.(b)........................   2,181      21,537
Casey's General Stores, Inc. ..............................   9,070     115,643
Cash America Investments, Inc. ............................   4,391      38,147
Cato Corp. ................................................   4,584      60,165
Copart, Inc.(b)............................................   4,625     120,250

Common Stocks, continued

                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Retail Stores, continued
Cost Plus, Inc.(b).........................................   3,538 $   130,906
Damark International, Inc.- Class A(b).....................   1,001       9,760
Discount Auto Parts(b).....................................   2,853      39,407
Dress Barn, Inc.(b)........................................   3,451      58,883
Footstar, Inc.(b)..........................................   3,702     122,860
Goody's Family Clothing, Inc.(b)...........................   5,719      37,888
Gottschalks, Inc.(b).......................................   2,149      19,341
Group 1 Automotive, Inc.(b)................................   3,679      53,346
Gymboree Corp.(b)..........................................   4,122      25,247
Hancock Fabrics, Inc. .....................................   3,280      13,120
Hughes Supply, Inc. .......................................   3,988      94,466
J. Baker, Inc. ............................................   2,402      12,310
JAN Bell Marketing, Inc.(b)................................   4,665      13,120
Jo-Ann Stores, Inc.(b).....................................   3,126      40,833
Lillian Vernon Corp........................................   1,605      19,260
Linens 'N Things, Inc.(b)..................................   6,741     227,508
Michaels Stores, Inc.(b)...................................   4,933     154,773
Pacific Sunwear Of California, Inc.(b).....................   5,282     163,082
Pier 1 Imports, Inc. ......................................  16,637     115,419
Regis Corp. ...............................................   6,644     137,033
Shopko Stores, Inc.(b).....................................   5,066     114,935
Stein Mart, Inc.(b)........................................   7,648      46,366
Stride Rite Corp. .........................................   7,970      50,809
The Bombay Company, Inc.(b)................................   6,327      31,635
The Men's Wearhouse, Inc.(b)...............................   7,209     185,632
The Sports Authority, Inc.(b)..............................   5,497      11,681
Zale Corp.(b)..............................................   6,297     318,785
                                                                    -----------
                                                                      3,001,196
                                                                    -----------
Security Services (0.5%):
Kroll- O'Gara Co. Ltd.(b)..................................   3,788      62,029
RSA Security, Inc.(b)......................................   6,718     250,245
                                                                    -----------
                                                                        312,274
                                                                    -----------
Semiconductors (3.1%):
Alpha Industries, Inc.(b)..................................   3,323     201,042
American Xtal Technology, Inc.(b)..........................   2,972      46,066
Burr-Brown Corp.(b)........................................   6,370     282,271
Dallas Semiconductor Corp. ................................   4,962     286,245
Electroglas, Inc.(b).......................................   3,388      96,452
General Semiconductor, Inc.(b).............................   6,279      86,336
International Rectifier Corp.(b)...........................   8,924     180,711
Lattice Semiconductor Corp.(b).............................   8,150     364,712
Pioneer-Standard Electronics...............................   4,688      63,874
Silicon Valley Group, Inc.(b)..............................   5,680      81,295
Three-Five Systems, Inc.(b)................................   1,598      67,915
Ultratech Stepper, Inc.(b).................................   3,637      68,876
Watkins-Johnson Co. .......................................   1,173      45,527
                                                                    -----------
                                                                      1,871,322
                                                                    -----------
Telecommunications (2.9%):
Adaptive Broadband Corp.(b)................................   2,573     102,277
Allen Telecom, Inc.(b).....................................   4,767      44,691
Aspect Telecommunications Corp.(b).........................   8,203     270,699
Centigram Communications Corp.(b)..........................     991      13,874
Commscope, Inc.(b).........................................   8,762     369,099
Digital Microwave Corp.(b).................................  10,933     172,195
General Communication, Inc. Class A(b).....................   8,633      35,611
Network Equipment Technologies, Inc.(b)....................   3,633      44,731

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                              November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Telecommunications, continued
P-Com, Inc.(b).............................................  11,080 $    62,325
Picturetel Corp.(b)........................................   6,894      33,608
Plantronics, Inc.(b).......................................   2,842     179,046
Powerwave Technologies, Inc.(b)............................   3,392     202,884
Symmetricom, Inc.(b).......................................   2,595      19,949
Talk.Com, Inc.(b)..........................................  10,491     177,036
                                                                    -----------
                                                                      1,728,025
                                                                    -----------
Telecommunications--Services and Equipment (0.2%):
Proxim, Inc.(b)............................................   1,943     108,808
                                                                    -----------
Textile Products (0.3%):
Angelica Corp. ............................................   1,444      14,440
Dixie Group, Inc. (The)....................................   1,956      13,570
G & K Services, Inc. ......................................   3,496     118,427
Guilford Mills, Inc. ......................................   3,789      27,470
Pillowtex Corp. ...........................................   2,416       9,664
                                                                    -----------
                                                                        183,571
                                                                    -----------
Tobacco (0.0%):
DIMON, Inc. ...............................................   7,660      25,853
                                                                    -----------
Transportation & Shipping (2.9%):
Air Express International Corp. ...........................   5,713     184,244
American Freightways Corp.(b)..............................   5,437      94,128
Arkansas Best Corp.(b).....................................   3,380      42,250
Eagle USA Airfreight, Inc.(b)..............................   4,602     155,030
Expeditors International Washington, Inc. .................   8,616     351,103
Fritz Companies, Inc.(b)...................................   6,305      62,262
Frozen Foods Express Industries............................   2,773      11,785
Heartland Express, Inc.(b).................................   5,164      76,169
Kirby Corp.(b).............................................   4,195      77,083
Landstar System, Inc.(b)...................................   1,669      66,864
M.S. Carriers, Inc.(b).....................................   2,125      55,781
Offshore Logistics, Inc.(b)................................   3,649      36,034
Pittson Bax Group..........................................   3,538      33,611
Railtex, Inc.(b)...........................................   1,644      27,743
Rollins Truck Leasing Corp. ...............................   9,877     116,055
U.S. Freightways Corp. ....................................   4,580     191,215
Werner Enterprises, Inc. ..................................   8,107     121,605
Yellow Corp.(b)............................................   4,318      72,596
                                                                    -----------
                                                                      1,775,558
                                                                    -----------
Utilities--Gas & Electric (0.8%):
Bangor Hydro-Electric Co. .................................   1,256      20,175
Central Hudson Gas & Electric..............................   2,883      96,400

Common Stocks, continued

                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Utilities--Gas & Electric, continued
Central Vermont Public Service Corp. ......................   1,963 $    24,292
Eastern Utilities Associates...............................   3,542     107,588
Green Mountain Power Corp. ................................     895       7,663
TNP Enterprises, Inc. .....................................   2,349      95,869
United Illuminating Co. (The)..............................   2,482     128,444
                                                                    -----------
                                                                        480,431
                                                                    -----------
Water Utility (0.9%):
American States Water Co. .................................   1,576      59,790
Aquarion Co. ..............................................   1,993      73,243
Philadelphia Suburban Corp. ...............................   7,053     163,101
United Water Resources, Inc. ..............................   6,708     224,717
                                                                    -----------
                                                                        520,851
                                                                    -----------
Wholesale Distribution (0.7%):
Aviation Sales Co.(b)......................................   2,578      36,414
Brightpoint, Inc.(b).......................................   9,129     100,990
Insight Enterprises, Inc.(b)...............................   4,459     149,655
Owens & Minor, Inc. .......................................   5,656      53,025
Watsco, Inc. ..............................................   4,956      53,897
                                                                    -----------
                                                                        393,981
                                                                    -----------
TOTAL COMMON STOCKS                                                  58,877,271
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $58,283,466)(a)--99.3%                                        59,998,271
Other assets in excess of liabilities--0.7%                             422,624
                                                                    -----------
TOTAL NET ASSETS--100.0%                                            $60,420,895
                                                                    ===========

-----
(a)Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $80,641. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..  $ 8,060,172
      Unrealized depreciation..   (6,426,008)
                                 -----------
      Net unrealized
       appreciation............  $ 1,634,164
                                 ===========

(b) Represents non-income producing securities.

(c) Security of affiliated issuer which must be held due to nature of index portfolios.

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
Small Cap Equity Index Portfolio                               November 30, 1999

Statement of Assets and Liabilities
                                                               November 30, 1999

Assets:
Investments, at value (cost $58,055,305).................          $59,728,225
Investment in affiliated issuer, at value (cost
 $228,161)...............................................              270,046
                                                                   -----------
 Total Investments.......................................           59,998,271
Cash.....................................................                  797
Interest and dividends receivable........................               29,568
Receivable for investments sold..........................              581,667
Prepaid expenses and other assets........................                3,965
                                                                   -----------
 Total Assets............................................           60,614,268
Liabilities:
Payable for investments purchased........................ $154,818
Accrued expenses and other liabilities:
 Investment advisory fees................................   19,324
 Administration fees.....................................    1,492
 Distribution and administrative services fees...........    3,722
 Custodian fees..........................................    2,455
 Other liabilities.......................................   11,562
                                                          --------
 Total Liabilities.......................................              193,373
                                                                   -----------
Net Assets:
Capital..................................................           57,950,653
Undistributed net investment income......................               14,281
Accumulated net realized gains from investment
 transactions............................................              741,156
Net unrealized appreciation from investments.............            1,714,805
                                                                   -----------
Net Assets...............................................          $60,420,895
                                                                   ===========
Investor A Shares
 Net Assets..............................................          $   134,297
 Shares..................................................               13,197
 Redemption price per share..............................               $10.18
                                                                        ======
Maximum Sales Charge--Investor A Shares..................                 5.50%
 Maximum Offering Price
  (100%/(100%--Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share................               $10.77
                                                                        ======
Trust Shares
 Net Assets..............................................          $45,331,318
 Shares..................................................            4,446,528
 Offering and redemption price per share.................               $10.19
                                                                        ======
Institutional Shares
 Net Assets..............................................          $14,955,280
 Shares..................................................            1,470,506
 Offering and redemption price per share.................               $10.17
                                                                        ======

-----
(a) For the period from December 30, 1998 (initial public investment) through November 30, 1999.

Statement of Operations

                                       For the period ended November 30, 1999(a)

Investment Income:
Dividend income (net of foreign tax withholding of $66)...          $  241,238
Interest income...........................................              16,791
                                                                    ----------
 Total Investment Income..................................             258,029
Expenses:
Investment advisory fees.................................. $120,357
Administration fees.......................................   59,519
Distribution and services fees, Investor A Shares.........      239
Administrative services fees, Trust Shares................   46,955
Administrative services fees, Institutional Shares........   42,085
Accounting fees...........................................   25,267
Custodian fees............................................   14,895
Transfer agent fees.......................................    7,486
Other.....................................................   20,972
                                                           --------
 Total expenses before voluntary fee reductions...........             337,775
 Expenses voluntarily reduced.............................             (99,468)
                                                                    ----------
 Net Expenses.............................................             238,307
                                                                    ----------
Net Investment Income.....................................              19,722
                                                                    ----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions...........             741,156
Net change in unrealized appreciation from investments....           1,714,805
                                                                    ----------
Net realized/unrealized gains from investments............           2,455,961
                                                                    ----------
Change in net assets resulting from operations............          $2,475,683
                                                                    ==========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Index Portfolio

 Statement of Changes in Net Assets

                                                                     For the
                                                                   period ended
                                                                   November 30,
                                                                     1999(a)
                                                                   ------------
From Investment Activities:
Operations:
 Net investment income............................................ $    19,722
 Net realized gains from investment transactions..................     741,156
 Net change in unrealized appreciation from investments...........   1,714,805
                                                                   -----------
Change in net assets resulting from operations....................   2,475,683
                                                                   -----------
Distributions to Investor A Shareholders:
 From net investment income.......................................          (9)
Distributions to Trust Shareholders:
 From net investment income.......................................     (12,830)
Distributions to Institutional Shareholders:
 From net investment income.......................................      (5,934)
                                                                   -----------
Change in net assets from shareholder distributions...............     (18,773)
                                                                   -----------
Change in net assets from capital transactions....................  57,963,985
                                                                   -----------
Change in net assets..............................................  60,420,895
Net Assets:
 Beginning of period..............................................          --
                                                                   -----------
 End of period.................................................... $60,420,895
                                                                   ===========

-----
(a) For the period from December 30, 1998 (initial public investment) through November 30, 1999.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Index Portfolio

 Financial Highlights, Investor A Shares

                                                            December 30, 1998 to
                                                            November 30, 1999(a)
                                                            --------------------
Net Asset Value, Beginning of Period.......................        $10.00
                                                                   ------
Investment Activities:
 Net investment loss.......................................            -- (d)
 Net realized and unrealized gains from investments........          0.19
                                                                   ------
 Total from Investment Activities..........................          0.19
                                                                   ------
Distributions:
 Net investment income.....................................         (0.01)
                                                                   ------
 Total Distributions.......................................         (0.01)
                                                                   ------
 Net Asset Value, End of Period............................        $10.18
                                                                   ======
Total Return (excludes sales charge).......................          1.86%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..........................        $  134
Ratio of expenses to average net assets....................          1.00 %(c)
Ratio of net investment loss to average net assets.........         (0.15)%(c)
Ratio of expenses to average net assets*...................          1.14 %(c)
Portfolio turnover**.......................................         35.27 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from initial public investment. (b) Not annualized. (c) Annualized. (d) Net investment income per share was less than $0.005.

 Financial Highlights, Trust Shares

                                                           December 30, 1998 to
                                                           November 30, 1999(a)
                                                           --------------------
Net Asset Value, Beginning of Period......................       $ 10.00
                                                                 -------
Investment Activities:
 Net investment income....................................          0.01
 Net realized and unrealized gains from investments.......          0.19
                                                                 -------
 Total from Investment Activities.........................          0.20
                                                                 -------
Distributions:
 Net investment income....................................         (0.01)
                                                                 -------
 Total Distributions......................................         (0.01)
                                                                 -------
Net Asset Value, End of Period............................       $ 10.19
                                                                 =======
Total Return..............................................          2.01%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........................       $45,331
Ratio of expenses to average net assets...................          0.68%(c)
Ratio of net investment income to average net assets......          0.18%(c)
Ratio of expenses to average net assets*..................          1.13%(c)
Portfolio turnover**......................................         35.27%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from initial public investment. (b) Not annualized. (c) Annualized.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
Small Cap Equity Index Portfolio

 Financial Highlights, Institutional Shares

                                                            December 30, 1998 to
                                                            November 30, 1999(a)
                                                            --------------------
Net Asset Value, Beginning of Period.......................       $ 10.00
                                                                  -------
Investment Activities
 Net investment loss.......................................            -- (d)
 Net realized and unrealized gains from investments........          0.17
                                                                  -------
 Total from Investment Activities..........................          0.17
                                                                  -------
Distributions
 Net investment income.....................................            -- (d)
                                                                  -------
 Total Distributions.......................................            --
                                                                  -------
Net Asset Value, End of Period.............................       $ 10.17
                                                                  =======
Total Return...............................................          1.74%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..........................       $14,955
Ratio of expenses to average net assets....................          0.92%(c)
Ratio of net investment loss to average net assets.........         (0.06)%(c)
Ratio of expenses to average net assets*...................          1.12%(c)
Portfolio turnover**.......................................         35.27%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from initial public investment. (b) Not annualized. (c) Annualized. (d) Net investment income and distributions from net investment income per share was less than $0.005.
                       See notes to financial statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 The Mercantile International Equity Portfolio+

  Q. How did the global equity markets perform during the 12-month period ended November 30, 1999?

  A. Global markets performed well during the period, with the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) Index (MSCI EAFE) returning 21.10%. This strong return was driven largely by Asian markets, which rebounded dramatically during the period. Japan's stock market performed particularly well, rising 58.2%. This growth was spurred by an improving economic environment, advances in the banking system, and an explosion of interest in emerging growth companies. Markets elsewhere in Asia also experienced a recovery that was better than anticipated.

  European markets were mixed during the period. Northern European markets posted exceptionally strong results, the United Kingdom and Central European markets performed solidly, and Southern European markets declined modestly. The Euro has not been a resounding success to date (weakening against the dollar since its introduction), but has become established as a recognized unit of currency around the world.

  Q. How did you manage the Portfolio in that environment?

  A. The Portfolio delivered results well ahead of the Index during the period, returning 36.62% (Investor A Shares without the maximum sales charge), versus 21.10% for the MSCI EAFE. We significantly increased the Portfolio's exposure to Japan during the period. We also moved to an overweight position in other Pacific markets.

  We reduced the Portfolio's exposure to European markets, lessening its stake in Central Europe, the United Kingdom and Southern Europe. We made the most significant reductions in Germany, Great Britain, Italy and Spain. We did, however, add to the Portfolio's exposure in France and maintained its overall weighting in Northern Europe. We reduced the Portfolio's modest exposure to emerging markets during the period.

  Q. How did your country allocations affect performance?

  A. The Portfolio benefited dramatically from an increased allocation to Japan (31.9% of net assets), as well as successful stock allocations within that market. The Portfolio's holdings in Japan returned 177.8% for the period, versus 58.2% for the MSCI Japan Index. Similarly, increasingly strong economies in other Asian markets, such as Hong Kong (2.5%) and Singapore (0.9%), helped boost returns.*

  The Portfolio's overall exposure to Europe fell during the period from 76.8% to 58.7%. Good stock selection in Germany (8.1%) and Switzerland (4.6%) was offset by disappointments in France (12.7%) and the Netherlands (3.9%). We trimmed exposure to Southern European markets, but the Portfolio did benefit from excellent stock selection in Italy. The portfolio's modest exposure to Greece (0.7%) also performed exceptionally well, up 82.3% for the period. But its holdings in Australia (3.2%) lagged the benchmark, detracting modestly from the Portfolio's results.*

  Q. What other moves did you make to enhance returns?

  A. Cyclical stocks in Europe performed very well during much of the period. Although our style prohibits us from owning deep cyclical stocks, we did purchase several shallow cyclicals (for example, construction companies), including SGE (1.2% of net assets) in France and ABB (1.2%) in Switzerland. The rise of temporary employment in Europe was reflected in our holdings of Adecco (1.3%) in Switzerland and Randstad (0.8%) in the Netherlands. Another notable theme in Europe has been the increasing importance of savings and mutual fund companies. MLP (1.7%) in Germany and Bipop-Carire (1.4%) in Italy are two companies that benefited from this trend. The Portfolio also holds several stocks that are poised to benefit from an advertising boom in Europe, including TF1 (1.1%) in France and Mediaset (1.3%) in Italy.*

  A notable trend in Japan has been the strong performance of newer, smaller companies that have proved capable of performing well even in difficult market environments. Ryohin Keikaku (0.4%), a niche retailer in Japan, is one of these companies. The Portfolio also has benefited from exposure to the "Digital Revolution" in Asia, which is represented in the Portfolio by several holdings, including NTT Mobile Communications (0.9%), Sony (0.9%), TDK Corp. (1.6%) and Toyoda Gosei (0.9%).*

  Q. What is your outlook for overseas markets during the next several months?

  A. We expect to maintain the Portfolio's overweight position in Japan, as we believe the currency will continue to grow stronger. We also believe that the Bank of Japan will attempt to constrain this pressure with some intervention in the currency markets, creating liquidity that could benefit the equity market. We will take profits in stocks whose valuations have been driven to relatively high levels after a period of significant outperformance.

  The prospects for an upswing in Europe's economic activity have improved considerably. Business surveys published in France and Germany suggest that strong recoveries are underway. This already has led one member of the European Central Bank to indicate that it may raise interest rates soon. We expect that as the European economy strengthens, the euro will appreciate against the dollar, and European equities will perform well.

  Economic forecasts in the Pacific Rim continue to be upgraded, but interest rates in Southeast Asia have stopped falling. The induction of China into the World Trade Organization, as well as a continued improvement in the Chinese economy, will help Hong Kong. The Japanese economic recovery also is boosting smaller Asian economies, since intra-regional trade accounts for more than 50% of total trade.

  All told, we see opportunities for further gains in overseas markets, especially given the extraordinarily high valuations in the U.S. market. We will continue to seek opportunities to increase the Portfolio's total return while maintaining a disciplined approach to evaluating and managing investment risk.
-----
+ International investing involves increased risk and volatility.
* Portfolio composition is subject to change.

                   Mercantile International Equity Portfolio
                                    [CHART]
Value of a $10,000 Investment
                                                                Morgan Stanley
            Investor A  Investor A   Investor B  Investor B  Europe, Australia &
             (No Load)    (Load)*     (CDSC)      (No CDSC)     Far East Index

4/4/94        10,000      9,551        10,000     10,000          10,000
11/94          9,900      9,456         9,990      9,405          10,370
11/95         10,780     10,296        10,730     10,330          11,189
11/96         12,072     11,530        11,922     11,622          12,543
11/97         12,384     11,828        12,138     11,838          12,528
11/98         14,278     13,637        13,896     13,696          14,630
11/99         19,507     18,438        18,850     18,750          17,717
------------------------------------------------------------------------------
-
                          Average Annual Total Returns
                                 as of 11/30/99
------------------------------------------------------------------------------
-
                                                Since
                                              Inception
                          1 Year   5 Years    (4/4/94)
------------------------------------------------------------------------------
-
Investor A (No Load)      36.62%    14.53%      12.54%
------------------------------------------------------------------------------
-
Investor A*               29.13%    13.23%      11.42%
------------------------------------------------------------------------------
-
Investor B (No CDSC)      35.65%    13.75%      11.86%
------------------------------------------------------------------------------
-
Investor B (CDSC)**       30.65%    13.63%      11.75%
------------------------------------------------------------------------------
-
[CHART]
Value of a $10,000 Investment
                                                Morgan Stanley Europe,
               Trust       Institutional      Australia & Far East Index
4/4/94        10,000          10,000                   10,000
11/94          9,920           9,900                   10,370
11/95         10,810          10,770                   11,189
11/96         12,142          12,052                   12,543
11/97         12,495          12,364                   12,520
11/98         14,461          14,260                   14,630
11/99         19,808          19,480                   17,717
-------------------------------------------------------------------------
                         Average Annual Total Returns
                                as of 11/30/99
-------------------------------------------------------------------------
                                                       Since
                                                     Inception
              1 Year          5 Years                 (4/4/94)
-------------------------------------------------------------------------
Trust         36.98%           14.83%                  12.84%
-------------------------------------------------------------------------
Institutional 36.61%           14.50%                  12.51%
-------------------------------------------------------------------------

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the Mercantile International Equity Portfolio is measured against the Morgan Stanley Europe, Australia and Far East (EAFE) Index, an unmanaged index representative of the performance of international stocks. Investors are unable to invest in the Index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graphs reflects the deduction of these value-added services, as well as the deduction of a 5.50% sales charge on Investor A Shares and the applicable contingent deferred sales charge (CDSC) on Investor B Shares.

  Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio, which has been restated to reflect the contingent deferred sales charge payable by holders of Investor B Shares who redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional Shares were initially offered on April 24, 1994. The performance figures for Institutional Shares for periods prior to such date represent the performance for the Trust Shares of the Portfolio.

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
International Equity Portfolio                                 November 30, 1999

Common Stocks (94.8%):
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Australia (3.2%):
Airlines (0.9%):
Qantas Airways Limited..................................... 383,000 $ 1,005,524
                                                                    -----------
Beverages (1.0%):
Foster's Brewing Group Ltd. ............................... 408,700   1,095,600
                                                                    -----------
Telecommunications (1.3%):
Telstra Corp. Ltd. ........................................ 229,000   1,333,443
                                                                    -----------
                                                                      3,434,567
                                                                    -----------
Finland (1.5%):
Telecommunications (1.5%):
Nokia OYJ..................................................  11,650   1,649,205
                                                                    -----------
France (12.7%):
Advertising (1.3%):
Havas Advertising..........................................   3,700   1,400,725
                                                                    -----------
Banking (1.1%):
Banque Nationale De Paris..................................  12,600   1,154,450
                                                                    -----------
Building Materials (0.8%):
Lafarge....................................................   9,800     924,054
                                                                    -----------
Engineering & Construction (2.6%):
Bouygues...................................................   3,240   1,494,080
Societe Generale D'Enterprises SA..........................  28,400   1,276,742
                                                                    -----------
                                                                      2,770,822
                                                                    -----------
Food Products (0.4%):
Carrefour Supermarche......................................   2,600     452,880
                                                                    -----------
Hotels & Lodging (1.2%):
Accor SA...................................................   5,700   1,293,576
                                                                    -----------
Insurance (1.0%):
AXA UAP....................................................   8,025   1,081,904
                                                                    -----------
Media (1.9%):
Societe Television Francaise 1.............................   5,700   2,066,049
                                                                    -----------
Oil Companies--Integrated (1.1%):
Total Fina SA, Class B.....................................   9,250   1,230,291
                                                                    -----------
Retail (1.3%):
Castorama Dubois Investissements...........................   5,523   1,434,690
                                                                    -----------
                                                                     13,809,441
                                                                    -----------
Germany (8.1%):
Computer Software (1.0%):
SAP AG.....................................................   2,715   1,097,536
                                                                    -----------
Diversified Operations (1.0%):
Preussag AG................................................  21,300   1,069,075
                                                                    -----------
Financial Services (1.7%):
Marschollek Lautenschlaeger und Partner AG.................   6,400   1,804,269
                                                                    -----------
Health Care (0.7%):
Fresenius Medical Care AG..................................   8,800     730,085
                                                                    -----------

Common Stocks, continued

                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Germany, continued
Machinery & Equipment (1.2%)
Mannesmann AG..............................................   6,475 $ 1,345,590
                                                                    -----------
Media (1.1%):
EM. TV & Merchandising AG..................................  15,500   1,209,474
                                                                    -----------
Miscellaneous Manufacturing (1.4%):
Siemens AG.................................................  15,600   1,572,251
                                                                    -----------
                                                                      8,828,280
                                                                    -----------
Greece (0.7%):
Building Materials (0.7%):
Titan Cement Company.......................................   6,200     729,345
                                                                    -----------
Hong Kong (2.5%):
Airlines (0.6%):
Cathay Pacific Airways..................................... 326,000     617,043
                                                                    -----------
Banking (0.3%):
DAO Heng Bank Group Ltd. ..................................  65,500     373,616
                                                                    -----------
Diversified Operations (0.6%):
Hutchison Whampoa Ltd. ....................................  52,000     639,421
                                                                    -----------
Telecommunications (1.0%):
China Telecom (Hong Kong) Ltd.(b).......................... 207,000   1,111,441
                                                                    -----------
                                                                      2,741,521
                                                                    -----------
Italy (6.1%):
Banking (1.4%):
Bipop-Carire SpA...........................................  29,300   1,475,030
                                                                    -----------
Media (2.5%):
Mediaset SpA............................................... 122,300   1,391,451
Seat Pagine Gialle SpA..................................... 656,000   1,334,193
                                                                    -----------
                                                                      2,725,644
                                                                    -----------
Retail (2.2%):
Autogrill SpA.............................................. 114,600   1,205,769
Bulgari SpA................................................ 161,000   1,240,083
                                                                    -----------
                                                                      2,445,852
                                                                    -----------
                                                                      6,646,526
                                                                    -----------
Japan (31.9%):
Automotive (1.1%):
Fuji Heavy Industries...................................... 156,000   1,161,775
                                                                    -----------
Automotive Parts & Equipment (0.9%):
Toyoda Gosei...............................................  21,000     984,391
                                                                    -----------
Banking (1.3%):
Sakura Bank Ltd. .......................................... 100,000     738,856
Sanwa Bank.................................................  60,000     728,091
                                                                    -----------
                                                                      1,466,947
                                                                    -----------
Building Materials (0.5%):
Tostem Corp. ..............................................  33,000     592,602
                                                                    -----------
Chemicals (1.0%):
Taiyo Ink Manufacturing Co. Ltd. ..........................   7,200   1,042,815
                                                                    -----------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                  Schedule of Portfolio Investments
International Equity Portfolio                                 November 30, 1999

Common Stocks, continued
                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Japan, continued
Computer Software (4.6%):
Fujitsu Ltd. ..............................................  40,000 $ 1,417,038
Japan Digital Laboratory Co. Ltd. .........................  31,600     664,873
Nihon Unisys Ltd. .........................................  30,000   1,147,918
TDK Corp. .................................................  16,000   1,753,681
                                                                    -----------
                                                                      4,983,510
                                                                    -----------
Electrical & Electronic (6.4%):
Alps Electric Co. .........................................  25,000     462,397
Citizen Electronics Co. ...................................   8,000   1,072,564
KOA........................................................  72,000   1,275,334
NEC Corp. .................................................  39,000     910,261
Rohm Co. Ltd. .............................................   5,000   1,354,405
Sony Corp. ................................................   5,500   1,017,273
Sumida Electric Co. Ltd. ..................................  15,000     686,989
Yamaichi Electronics Co. Ltd. .............................  10,000     274,013
                                                                    -----------
                                                                      7,053,236
                                                                    -----------
Entertainment--Television (1.2%):
Avex, Inc. ................................................   4,350   1,349,464
                                                                    -----------
Financial Services (3.1%):
Daiwa Securities Co. Ltd. .................................  88,000   1,255,605
Nomura Securities Co. Ltd. ................................  64,000   1,139,893
Orix Corp. ................................................   6,000     975,877
                                                                    -----------
                                                                      3,371,375
                                                                    -----------
Health Care (0.5%):
Hogy Medical Co. ..........................................   7,000     497,333
                                                                    -----------
Media (0.9%):
Shobunsha Publications Inc. ...............................  13,200     944,287
                                                                    -----------
Recreation (0.7%):
Nintendo Co. Ltd. .........................................   4,600     765,729
                                                                    -----------
Retail (3.1%):
Aucnet, Inc. ..............................................   8,100     713,412
Homac Corp. ...............................................  22,000     641,581
Ryohin Keikaku Co. Ltd. ...................................   1,900     447,179
Yamada Denki...............................................  15,000   1,541,323
                                                                    -----------
                                                                      3,343,495
                                                                    -----------
Telecommunications (5.4%):
DDI Corp. .................................................      82   1,131,477
Japan Radio................................................ 130,000   1,456,672
Nippon Telegraph & Telephone Corp. ........................      58   1,038,704
NTT Mobile Communications Network, Inc. ...................      27     945,931
OKI Electric Industry Co. Ltd.(b).......................... 213,000   1,263,180
                                                                    -----------
                                                                      5,835,964
                                                                    -----------
Textile/Apparel (1.2%):
World Co., Ltd. ...........................................   9,900   1,308,891
                                                                    -----------
                                                                     34,701,814
                                                                    -----------
Netherlands (3.9%):
Banking (1.0%):
ING Groep NV...............................................  19,590   1,101,592
                                                                    -----------

Common Stocks, continued


                         Security                                     Market
                        Description                         Shares     Value
                        -----------                         ------- -----------

Netherlands, continued
Chemicals (1.1%):
Akzo Nobel.................................................  28,000 $ 1,198,148
                                                                    -----------
Commercial Services (0.8%):
Randstad Holding NV........................................  16,750     839,861
                                                                    -----------
Insurance (1.0%):
Aegon NV...................................................  12,600   1,141,764
                                                                    -----------
                                                                      4,281,365
                                                                    -----------
Singapore (0.9%):
Banking (0.5%):
DBS Group Holdings Ltd. ...................................   8,000     103,810
Oversea-Chinese Banking Corp ..............................  66,150     496,125
                                                                    -----------
                                                                        599,935
                                                                    -----------
Telecommunications (0.4%):
Datacraft Asia Ltd. .......................................  83,000     401,720
                                                                    -----------
                                                                      1,001,655
                                                                    -----------
Spain (4.6%):
Advertising (1.4%):
Telefonica Publicidad E Informacion SA(b)..................  49,500   1,500,151
                                                                    -----------
Computer Software (0.7%):
Terra Networks(b)..........................................  21,500     740,551
                                                                    -----------
Telecommunications (2.5%):
Indra Sistemas SA.......................................... 106,000   1,430,125
Telefonica SA(b)...........................................  64,994   1,353,278
                                                                    -----------
                                                                      2,783,403
                                                                    -----------
                                                                      5,024,105
                                                                    -----------
Sweden (1.4%):
Retail (1.4%):
Hennes & Mauritz AB........................................  46,700   1,483,237
                                                                    -----------
Switzerland (4.6%):
Banking (0.8%):
Credit Suisse Group........................................   4,900     916,305
                                                                    -----------
Commercial Services (1.4%):
Adecco SA..................................................   2,270   1,451,122
                                                                    -----------
Engineering & Construction (1.2%):
New ABB Ltd.(b)............................................  13,399   1,324,403
                                                                    -----------
Pharmaceuticals (1.2%):
Roche Holding AG...........................................     111   1,339,619
                                                                    -----------
                                                                      5,031,449
                                                                    -----------
United Kingdom (11.5%):
Advertising (1.3%):
WPP Group PLC..............................................  98,000   1,449,944
                                                                    -----------
Automotive Parts & Equipment (1.0%):
GKN PLC....................................................  72,400   1,132,871
                                                                    -----------

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.                 Schedule of Portfolio Investments
International Equity Portfolio                                November 30, 1999

Common Stocks, continued
                       Security                                    Market
                      Description                       Shares     Value
                      -----------                       ------- ------------

United Kingdom, continued
Banking (1.7%):
Abbey National PLC.....................................  52,000 $    880,331
Lloyds TSB Group PLC...................................  74,000      945,773
                                                                ------------
                                                                   1,826,104
                                                                ------------
Computer Software (1.2%):
Mysis PLC.............................................. 121,500    1,310,977
                                                                ------------
Electrical & Electronic (1.2%):
Electrocomponents PLC.................................. 134,500    1,317,367
                                                                ------------
Engineering & Construction (0.8%):
Invensys PLC........................................... 190,700      880,761
                                                                ------------
Financial Services (1.0%):
Electra Investment Trust PLC(b)........................  75,200    1,043,746
                                                                ------------
Food Distributors (0.7%):
Compass Group PLC......................................  60,000      727,664
                                                                ------------
Oil & Gas Exploration, Production, & Services (0.9%):
BP Amoco PLC...........................................  95,600      975,184
                                                                ------------
Pharmaceuticals (0.9%):
Smithkline Beecham PLC.................................  75,500    1,011,236
                                                                ------------
Telecommunications (0.8%):
British Telecom PLC....................................  41,500      830,132
                                                                ------------
                                                                  12,505,986
                                                                ------------
United States (1.2%):
Telecommunications (1.2%):
Ericsson LM, Sponsored ADR.............................  26,800    1,331,625
                                                                ------------
TOTAL COMMON STOCKS                                              103,200,121
                                                                ------------

U.S. Government Agencies (4.6%):
                                                           Shares
                                                             or
                        Security                         Principal    Market
                      Description                          Amount      Value
                      -----------                        ---------- -----------

Federal National Mortgage Assoc. (4.6%):
5.61%, 12/1/99.......................................... $4,989,000 $ 4,988,223
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCIES                                        4,988,223
                                                                    -----------

Short-Term Securities Held as Collateral* (5.8%):
Investment Companies (5.8%):
BT Institutional Daily Net Asset Fund................... 6,283,105    6,283,105
                                                                   ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                        6,283,105
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $87,076,744)(a)--105.2%                                      114,471,449
Liabilities in excess of other assets--(5.2%)                        (5,666,109)
                                                                   ------------
TOTAL NET ASSETS--100.0%                                           $108,805,340
                                                                   ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of mark to market adjustment for passive foreign investment companies of $231,265. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..  $28,552,306
      Unrealized depreciation..   (1,388,866)
                                 -----------
      Net unrealized
       appreciation............  $27,163,440
                                 ===========

(b) Represents non-income producing securities.

ABAktiebolag (Swedish Stock Co.)
ADRAmerican Depositary Receipt
AGAktiengesellschaft (German Stock Co.)
NVNaamloze Vennootschaap (Dutch Corp.)
PLCPublic Limited Company
SASociete Anonyme (French Corp.)
SpASocieta per Azioni (Italian Corp.)

* Represents securities purchased with cash collateral received on securities loaned.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
International Equity Portfolio

 Statements of Assets and Liabilities
                                                               November 30, 1999

Assets:
Investments, at value
 (cost $87,076,744)...................................             $114,471,449
Foreign currency, at value
 (cost $1,207,533)....................................                1,207,378
Cash..................................................                      353
Interest and dividends receivable.....................                  126,072
Receivable for investments sold.......................                  166,258
Tax reclaim receivable................................                   92,629
Prepaid expenses and other assets.....................                    7,206
                                                                   ------------
 Total Assets.........................................              116,071,345
Liabilities:
Payable for investments purchased.....................  $  865,198
Payable for return of collateral received on
 securities loaned....................................   6,283,105
Accrued expenses and other liabilities:
 Investment advisory fees.............................      85,244
 Administration fees..................................       2,663
 Distribution and administrative services fees........       4,228
 Custodian fees.......................................      16,812
 Other liabilities....................................       8,755
                                                        ----------
 Total Liabilities....................................                7,266,005
                                                                   ------------
Net Assets:
Capital...............................................               71,166,582
Distributions in excess of net investment income......                  607,838
Accumulated net realized gains from investment and
 foreign currency transactions........................                9,641,917
Net unrealized appreciation from investments and
 translation of assets and liabilities in foreign
 currencies...........................................               27,389,003
                                                                   ------------
Net Assets............................................             $108,805,340
                                                                   ============
Investor A Shares
 Net Assets...........................................             $  3,939,197
 Shares...............................................                  231,329
 Redemption price per share...........................                   $17.03
                                                                         ======
Maximum Sales Charge--Investor A Shares...............                     5.50%
 Maximum Offering Price
 (100%/(100%--Maximum Sales
 Charge) of net asset value adjusted to the nearest
 cent) per share......................................                   $18.02
                                                                         ======
Investor B Shares
 Net Assets...........................................             $    780,905
 Shares...............................................                   47,214
 Offering price per share*............................                   $16.54
                                                                         ======
Trust Shares
 Net Assets...........................................             $ 92,777,778
 Shares...............................................                5,387,441
 Offering and redemption price per share..............                   $17.22
                                                                         ======
Institutional Shares
 Net Assets...........................................             $ 11,307,460
 Shares...............................................                  665,077
 Offering and redemption price per share..............                   $17.00
                                                                         ======

-----
* Redemption price of Investor B shares varies based on length of time held. Statement of Operations
                                            For the year ended November 30, 1999

Investment Income:
Interest income..........................................          $   125,073
Dividend income (net of foreign tax withholding).........            1,050,465
Income from securities lending...........................               38,305
                                                                   -----------
 Total Investment Income.................................            1,213,843
Expenses:
Investment advisory fees................................. $786,651
Administration fees......................................  157,331
Distribution and services fees,
 Investor A Shares.......................................    9,815
Distribution and services fees,
 Investor B Shares.......................................    6,570
Administrative services fees,
 Trust Shares............................................  196,791
Administrative services fees,
 Institutional Shares....................................   27,419
Accounting fees..........................................    1,051
Custodian fees...........................................  143,925
Transfer agent fees......................................   18,245
Other....................................................   34,951
                                                          --------
 Total expenses before voluntary fee reductions..........            1,382,749
 Expenses voluntarily reduced............................             (348,450)
                                                                   -----------
 Net Expenses............................................            1,034,299
                                                                   -----------
Net Investment Income....................................              179,544
                                                                   -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment and foreign currency
 transactions............................................           10,400,951
Net change in unrealized appreciation from investments
 and translation of assets and liabilities in foreign
 currencies..............................................           15,929,592
                                                                   -----------
Net realized/unrealized gains from investments...........           26,330,543
                                                                   -----------
Change in net assets resulting from operations...........          $26,510,087
                                                                   ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
International Equity Portfolio

 Statements of Changes in Net Assets

                                                       For the       For the
                                                      year ended    year ended
                                                     November 30,  November 30,
                                                         1999          1998
                                                     ------------  ------------
From Investment Activities:
Operations:
 Net investment income.............................. $    179,544  $   207,258
 Net realized gains from investment and foreign
  currency transactions.............................   10,400,951    4,276,064
 Net change in unrealized appreciation from
  investments and translation of assets and
  liabilities in foreign currencies.................   15,929,592    5,453,398
                                                     ------------  -----------
 Change in net assets resulting from operations.....   26,510,087    9,936,720
                                                     ------------  -----------
Distributions to Investor A Shareholders:
 From net investment income.........................       (7,717)        (563)
 In excess of net investment income.................       (2,926)     (15,934)
 From net realized gains from investment
  transactions......................................     (177,698)    (102,677)
Distributions to Investor B Shareholders:
 From net investment income.........................         (474)          --
 In excess of net investment income.................         (180)      (1,057)
 From net realized gains from investment
  transactions......................................      (35,989)     (20,585)
Distributions to Trust Shareholders:
 From net investment income.........................     (231,644)    (329,516)
 In excess of net investment income.................      (87,838)    (123,727)
 From net realized gains from investment
  transactions......................................   (3,384,840)  (1,964,807)
Distributions to Institutional Shareholders:
 From net investment income.........................      (21,043)      (4,462)
 In excess of net investment income.................       (7,979)     (35,224)
 From net realized gains from investment
  transactions......................................     (458,068)    (245,038)
                                                     ------------  -----------
Change in net assets from shareholder
 distributions......................................   (4,416,396)  (2,843,590)
                                                     ------------  -----------
Change in net assets from capital transactions......   14,229,068      137,095
                                                     ------------  -----------
Change in net assets................................   36,322,759    7,230,225
Net Assets:
 Beginning of period................................   72,482,581   65,252,356
                                                     ------------  -----------
 End of period...................................... $108,805,340  $72,482,581
                                                     ============  ===========

                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
International Equity Portfolio

 Financial Highlights, Investor A Shares

                                 For the years ended November 30,
                         ---------------------------------------------------------
                           1999       1998       1997       1996         1995
                         --------   --------   --------   --------   -------------
Net Asset Value,
 Beginning of Period.... $  13.27   $  11.99   $  12.05   $  10.76      $ 9.90
                         --------   --------   --------   --------      ------
Investment Activities:
 Net investment income
  (loss)................       --       0.01      (0.02)      0.02        0.02
 Net realized and
  unrealized gains from
  investments and
  foreign currency......     4.55       1.77       0.32       1.27        0.86
                         --------   --------   --------   --------      ------
 Total from Investment
  Activities............     4.55       1.78       0.30       1.29        0.88
                         --------   --------   --------   --------      ------
Distributions:
 Net investment income
  (loss)................    (0.03)        --         --         --          --
 In excess of net
  investment income.....    (0.01)     (0.07)     (0.05)        --          --
 Net realized gains.....    (0.75)     (0.43)     (0.31)        --       (0.01)
 Tax return of capital..       --         --         --         --       (0.01)
                         --------   --------   --------   --------      ------
 Total Distributions....    (0.79)     (0.50)     (0.36)        --       (0.02)
                         --------   --------   --------   --------      ------
Net Asset Value, End of
 Period................. $  17.03   $  13.27   $  11.99   $  12.05      $10.76
                         ========   ========   ========   ========      ======
Total Return (excludes
 sales charge)..........    36.62%     15.33%      2.58%     11.99%       8.89%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  3,939   $  3,154   $  2,854   $  2,573      $1,568
Ratio of expenses to
 average net assets.....     1.56%      1.58%      1.59%      1.44%       1.45%
Ratio of net investment
 income (loss) to
 average net assets.....   (0.01)%      0.02%    (0.20)%      0.19%       0.07%
Ratio of expenses to
 average net assets*....     1.75%      1.75%      1.75%      1.75%       1.76%
Portfolio turnover**....    93.73%     88.95%     75.18%     77.63%      62.78%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Investor B Shares
                                                                     March 1, 1995
                          For the years ended November 30,                to
                         -----------------------------------------   November 30,
                           1999       1998       1997       1996        1995(a)
                         --------   --------   --------   --------   -------------
Net Asset Value,
 Beginning of Period.... $  12.97   $  11.77   $  11.90   $  10.71      $ 9.26
                         --------   --------   --------   --------      ------
Investment Activities:
 Net investment loss....    (0.10)     (0.09)     (0.09)     (0.04)      (0.03)
 Net realized and
  unrealized gains from
  investments and
  foreign currency......     4.43       1.74       0.30       1.23        1.48
                         --------   --------   --------   --------      ------
 Total from Investment
  Activities............     4.33       1.65       0.21       1.19        1.45
                         --------   --------   --------   --------      ------
Distributions:
 Net investment income..    (0.01)        --         --         --          --
 In excess of net
  investment income.....       --      (0.02)     (0.03)        --          --
 Net realized gains.....    (0.75)     (0.43)     (0.31)        --          --
                         --------   --------   --------   --------      ------
 Total Distributions....    (0.76)     (0.45)     (0.34)        --          --
                         --------   --------   --------   --------      ------
Net Asset Value, End of
 Period................. $  16.54   $  12.97   $  11.77   $  11.90      $10.71
                         ========   ========   ========   ========      ======
Total Return (excludes
 redemption charge).....    35.65%     14.48%      1.82%     11.11%       8.38%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $    781   $    624   $    562   $    437      $  102
Ratio of expenses to
 average net assets.....     2.26%      2.28%      2.29%      2.14%       2.02%(c)
Ratio of net investment
 loss to average net
 assets.................    (0.71)%    (0.70)%    (0.91)%    (0.50)%     (0.96)%(c)
Ratio of expenses to
 average net assets*....     2.45%      2.45%      2.45%      2.46%       2.44%(c)
Portfolio turnover**....    93.73%     88.95%     75.18%     77.63%      62.78%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.
International Equity Portfolio

 Financial Highlights, Trust Shares

                                      For the years ended November 30,
                                   --------------------------------------------
                                    1999     1998     1997      1996     1995
                                   -------  -------  -------   -------  -------
Net Asset Value, Beginning of
 Period..........................  $ 13.40  $ 12.09  $ 12.12   $ 10.79  $  9.92
                                   -------  -------  -------   -------  -------
Investment Activities:
 Net investment income...........     0.06     0.04     0.01      0.06     0.03
 Net realized and unrealized
  gains from investments and
  foreign currency...............     4.58     1.80     0.33      1.27     0.86
                                   -------  -------  -------   -------  -------
 Total from Investment
  Activities.....................     4.64     1.84     0.34      1.33     0.89
                                   -------  -------  -------   -------  -------
Distributions:
 Net investment income...........    (0.05)   (0.03)   (0.04)       --       --
 In excess of net investment
  income.........................    (0.02)   (0.07)   (0.02)       --       --
 Net realized gains..............    (0.75)   (0.43)   (0.31)       --    (0.01)
 Tax return of capital...........       --       --       --        --    (0.01)
                                   -------  -------  -------   -------  -------
 Total Distributions.............    (0.82)   (0.53)   (0.37)       --    (0.02)
                                   -------  -------  -------   -------  -------
Net Asset Value, End of Period...  $ 17.22  $ 13.40  $ 12.09   $ 12.12  $ 10.79
                                   =======  =======  =======   =======  =======
Total Return.....................    36.98%   15.73%    2.91%    12.33%    8.97%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $92,778  $60,647  $55,038   $52,181  $36,096
Ratio of expenses to average net
 assets..........................     1.26%    1.28%    1.29%     1.14%    1.16%
Ratio of net investment income to
 average net assets..............     0.28%    0.34%    0.09%     0.51%    0.39%
Ratio of expenses to average net
 assets*.........................     1.75%    1.75%    1.75%     1.45%    1.46%
Portfolio turnover**.............    93.73%   88.95%   75.18%    77.63%   62.78%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Institutional Shares

                                      For the years ended November 30,
                                   --------------------------------------------
                                    1999     1998     1997      1996     1995
                                   -------  -------  -------   -------  -------
Net Asset Value, Beginning of
 Period..........................  $ 13.25  $ 11.97  $ 12.03   $ 10.75  $  9.90
                                   -------  -------  -------   -------  -------
Investment Activities:
 Net investment income (loss)....    (0.01)      --    (0.03)     0.01     0.01
 Net realized and unrealized
  gains from investments and
  foreign currency...............     4.55     1.78     0.33      1.27     0.86
                                   -------  -------  -------   -------  -------
 Total from Investment
  Activities.....................     4.54     1.78     0.30      1.28     0.87
                                   -------  -------  -------   -------  -------
Distributions:
 Net investment income...........    (0.03)   (0.01)      --        --       --
 In excess of net investment
  income.........................    (0.01)   (0.06)   (0.05)       --       --
 Net realized gains..............    (0.75)   (0.43)   (0.31)       --    (0.01)
 Tax return of capital...........       --       --       --        --    (0.01)
                                   -------  -------  -------   -------  -------
 Total Distributions.............    (0.79)   (0.50)   (0.36)       --    (0.02)
                                   -------  -------  -------   -------  -------
Net Asset Value, End of Period...  $ 17.00  $ 13.25  $ 11.97   $ 12.03  $ 10.75
                                   =======  =======  =======   =======  =======
Total Return.....................    36.61%   15.37%    2.59%    11.91%    8.78%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $11,307  $ 8,058  $ 6,798   $ 6,059  $ 2,159
Ratio of expenses to average net
 assets..........................     1.56%    1.58%    1.59%     1.44%    1.44%
Ratio of net investment income
 (loss) to average net assets....     0.00%    0.01%   (0.21)%    0.16%    0.13%
Ratio of expenses to average net
 assets*.........................     1.75%    1.75%    1.75%     1.76%    1.75%
Portfolio turnover**.............    93.73%   88.95%   75.18%    77.63%   62.78%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
                       See notes to financial statements

MERCANTILE MUTUAL FUNDS, INC.

                         Notes to Financial Statements
                               November 30, 1999

1.Organization

  Mercantile Mutual Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of November 30, 1999, the Fund offered shares in nineteen investment portfolios. The accompanying financial statements and financial highlights are those of the Treasury Money Market, Money Market, Tax-Exempt Money Market, U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Balanced, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index and International Equity Portfolios (referred to individually as a "Portfolio" and collectively as the "Portfolios") only. The Fund, which was formerly known as The ARCH Fund, Inc., was organized as a Maryland corporation on September 9, 1982.

  The Portfolios' investment objectives are as follows:

  Treasury Money Market Portfolio -- To seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that provide income that is generally not subject to state income tax.

  Money Market Portfolio -- To seek current income with liquidity and stability of principal. In pursuing its investment objective, the Portfolio invests substantially all (but not less than 80%) of its total assets in a broad range of money market instruments.

  Tax-Exempt Money Market Portfolio -- To seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio invests at least 80% of its total assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

  U.S. Government Securities Portfolio -- To seek a high rate of current income that is consistent with relative stability of principal. In pursuing its investment objective, the Portfolio invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities normally having remaining maturities of 1 to 30 years and repurchase agreements relating to such obligations.

  Intermediate Corporate Bond Portfolio -- To seek as high a level of current income as is consistent with preservation of capital. In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in corporate debt obligations. Under normal market conditions, the Portfolio's average weighted maturity will be between three and ten years.

  Bond Index Portfolio -- To seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. Government, mortgage-backed, asset-backed and corporate debt securities as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate"). The Portfolio will invest substantially all (but not less than 80%) of its total assets in securities listed in the Lehman Aggregate.

  Government & Corporate Bond Portfolio -- To seek the highest level of current income consistent with conservation of capital. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in a broad range of investment grade debt securities, including corporate obligations and U.S. Government obligations.

  Short-Intermediate Municipal Portfolio -- To seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing at least 80% of its total assets in investment grade Municipal Obligations. Under normal market conditions, the Portfolio's average weighted maturity will be between two and five years.

  Missouri Tax-Exempt Bond Portfolio -- To seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests at least 80% of its total assets in investment grade Municipal Obligations and at least 65% of its total assets in Missouri Municipal Obligations that are also exempt, to the extent possible, from Missouri income tax.

  National Municipal Bond Portfolio -- To seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio normally invests at least 80% of its total assets in investment grade Municipal Obligations with a broad geographic diversification.

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

  Balanced Portfolio -- To maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed income securities and money market instruments.

  Equity Income Portfolio -- To seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio invests primarily in the common stocks of value companies with large market capitalizations (generally $5 billion or higher). Under normal market conditions, the Portfolio invests at least 65% of its total assets in income-producing (dividend-paying) equity securities, primarily common stock.

  Equity Index Portfolio -- To seek to provide investment results that, before the deduction of operating expenses, approximate the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio invests substantially all (at least 80%) of its total assets in securities listed in the S&P 500 Index.

  Growth & Income Equity Portfolio -- To provide long-term capital growth, with income a secondary consideration. In pursuing its investment objective, the Portfolio normally invests primarily in common stock.

  Growth Equity Portfolio -- To seek capital appreciation. In pursuing its investment objective, the Portfolio invests primarily in the common stock of growth companies.

  Small Cap Equity Portfolio -- To seek capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in common stock of small- to medium-sized companies with market capitalizations from $100 million to $2 billion at the time of purchase.

  Small Cap Equity Index Portfolio -- To seek to provide investment results that, before the deduction of operating expenses, approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations, as represented by the S&P SmallCap 600 Index. The Portfolio will invest at least 80% of its total assets in securities listed in the S&P SmallCap 600 Index.

  International Equity Portfolio -- To provide capital growth consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing primarily in foreign common stock, most of which will be denominated in foreign currencies.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

  Securities valuation:

  The securities of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios (collectively, "the money market portfolios") are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. The securities of the U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Balanced, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index and International Equity Portfolios (collectively, "the variable net asset value portfolios") that are traded on a recognized exchange are valued at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of market value when available. Securities for which there were no transactions are valued at the mean of the most recent bid and asked prices. Securities maturing in 60 days or less are valued at amortized cost. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser (or the sub-investment adviser) in accordance with guidelines approved by the Fund's Board of Directors. Quotations of foreign securities in foreign currency are converted to the U.S. dollar equivalent at the prevailing exchange rate on the date of conversion. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of the investments of the variable net asset value portfolios are reflected as unrealized appreciation or depreciation.
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999


  Repurchase agreements:

  The Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of collateral subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral exceeds at all times the total amount of the repurchase obligation, including accrued interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolios' investment adviser (or the sub-investment adviser), acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.

  Securities transactions and investment income:

  Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments (where applicable), is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses are allocated based upon the relative net assets of each class of shares.

  Foreign currency translation:

  The market value of investment securities and other assets and liabilities of the Equity Index, Growth Equity, Small Cap Equity Index and International Equity Portfolios denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  Risks associated with foreign securities and currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Equity Index, Growth Equity, Small Cap Equity Index and International Equity Portfolios or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

  Foreign currency exchange contracts:

  The International Equity Portfolio may enter into forward foreign currency exchange contracts ("forwards"). A forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was opened. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  The International Equity Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar. The Portfolio may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

  rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or sell foreign currencies. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

  Securities lending:

  To increase return, the Treasury Money Market, Money Market, U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, National Municipal Bond, Balanced, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index and International Equity Portfolios may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities pursuant to agreements requiring that the loans be continuously secured by collateral equal in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities, irrevocable letters of credit, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities exceed collateral value, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when non-cash collateral, such as U.S. Government securities, are held by the Portfolio. Loans are subject to termination by the Portfolio or the borrower at any time. The risks to the Portfolios of lending securities are that the borrower may fail to provide additional collateral when required, or fail to return the borrowed securities when due. In addition, if cash collateral invested by a Portfolio is less than the amount required to be returned to the borrower as a result of a decrease in the value of the cash collateral investments, the Portfolio must compensate the borrower for the deficiency. At November 30, 1999, the following Portfolios had securities with the following market values on loan:

                                              Market Value of  Market Value of
   Portfolio                                    Collateral    Loaned Securities
   ---------                                  --------------- -----------------
   U.S. Government Securities Portfolio......   $ 2,052,000      $ 2,024,581
   Intermediate Corporate Bond Portfolio.....     4,062,107        3,964,078
   Bond Index Portfolio......................    59,654,790       58,488,902
   Government & Corporate Bond Portfolio.....    42,082,745       41,231,353
   Balanced Portfolio........................    17,568,712       17,042,236
   Equity Income Portfolio...................     5,751,500        5,572,601
   Equity Index Portfolio....................     5,981,830        5,727,447
   Growth & Income Equity Portfolio..........    24,179,950       23,234,035
   Growth Equity Portfolio...................    14,327,400       13,625,914
   Small Cap Equity Portfolio................    34,863,115       33,128,857
   International Equity Portfolio............     6,283,105        5,978,777

  The loaned securities were fully collateralized by cash and U.S. Government securities.

  Dividends and distributions to shareholders:

  Dividends on each share of the Portfolios are determined in the same manner, irrespective of class, except that shares of each class may bear separate fees under either a Distribution and Services Plan or an Administrative Services Plan adopted for that class and enjoy certain exclusive voting rights on matters relating to these fees. It is the policy of the Treasury Money Market, Money Market, Tax-Exempt Money Market, U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios to declare dividends daily from net investment income and to pay such dividends no later than five business days after the end of each month. Net investment income for the Balanced, Equity Income, Equity Index, Growth & Income Equity and Growth Equity Portfolios is declared and paid monthly as a dividend to shareholders of record. The Small Cap Equity, Small Cap Equity Index and International Equity Portfolios declare and pay dividends from net investment income quarterly. Net realized capital gains for each Portfolio, if any, are distributed at least annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to comply with certain distribution requirements of the Internal Revenue Code.

  Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

  their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of November 30, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                                   Accumulated
                                                   Undistributed   Net Realized
                                                   Net Investment  Gain/(Loss)
                                                       Income     on Investments
                                                   -------------- --------------
   Treasury Money Market Portfolio................   $  14,371      $ (14,371)
   U.S. Government Securities Portfolio...........      44,782        (44,782)
   Intermediate Corporate Bond Portfolio..........       9,844         (9,850)
   Bond Index Portfolio...........................     (53,038)        53,006
   Government & Corporate Bond Portfolio..........    (316,381)       316,355
   Short-Intermediate Municipal Portfolio.........          --             (5)
   National Municipal Bond Portfolio..............          98           (133)
   Balanced Portfolio.............................      13,266        (13,266)
   Equity Income Portfolio........................      (2,120)         2,120
   Growth & Income Equity Portfolio...............         562           (562)
   Growth Equity Portfolio........................     108,772       (109,595)
   Small Cap Equity Portfolio.....................     401,224       (401,232)
   Small Cap Equity Index Portfolio...............      13,332             --
   International Equity Portfolio.................     758,624       (758,624)

  Federal income taxes:

  It is the policy of each of the Portfolios to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  For federal income tax purposes, the following Portfolios had capital loss carryforwards as of November 30, 1999, which are available to offset future capital gains, if any:

   Portfolio                                                Amount   Expires
   ---------                                              ---------- -------
   Money Market Portfolio................................ $    4,876  2003
                                                          ==========
   U.S. Government Securities Portfolio.................. $  325,257  2004
                                                             279,506  2005
                                                              89,429  2006
                                                             444,492  2007
                                                          ----------
                                                          $1,138,684
                                                          ==========
   Intermediate Corporate Bond Portfolio................. $  270,126  2007
                                                          ==========
   Bond Index Portfolio.................................. $   45,617  2007
                                                          ==========
   Government & Corporate Bond Portfolio................. $  820,961  2007
                                                          ==========
   Short-Intermediate Municipal Portfolio................ $    1,921  2007
                                                          ==========
   National Municipal Bond Portfolio..................... $  343,363  2007
                                                          ==========

  Organization costs:

  The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years from the date each Portfolio commenced operations: from February 10, 1997 for the Intermediate Corporate Bond Portfolio and the Bond Index Portfolio, from November 18, 1996 for the National Municipal Bond Portfolio, from
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

  February 27, 1997 for the Equity Income Portfolio, and from May 1, 1997 for the Equity Index Portfolio. As of November 30, 1999, all costs were fully amortized for the Treasury Money Market, Money Market, Tax-Exempt Money Market, U.S. Government Securities, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, Balanced, Growth & Income Equity, Growth Equity, Small Cap Equity and International Equity Portfolios.

  On June 30, 1998, the Fund adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a portfolio which commences operations subsequent to June 30, 1998 must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Equity Index Portfolio were paid by the administrator. (BISYS Fund Services Ohio, Inc.)

  Other:

  Operating expenses of the Fund not directly attributable to a Portfolio or to any class of shares of a Portfolio are prorated among the portfolios of the Fund based on the relative net assets of each portfolio or another appropriate basis. Operating expenses directly attributable to a Portfolio or class are charged directly to that Portfolio's or class' operations. Fees paid under either a Distribution and Services Plan or an Administrative Services Plan are borne by the specific class of shares to which such a Plan applies.

3.Shares of Common Stock

  The Fund is authorized to issue five classes of shares in each Portfolio (except as noted): Investor A Shares, Investor B Shares (except the Treasury Money Market, Tax-Exempt Money Market, Intermediate Corporate Bond, Bond Index, Short-Intermediate Municipal, Equity Index and Small Cap Equity Index Portfolios), Trust Shares, Institutional Shares (except the Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios), and Trust II Shares (except the U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Balanced, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index and International Equity Portfolios). Investor A Shares of the variable net asset value portfolios are sold with front-end sales charges. Investor B Shares of the variable net asset value portfolios and the Money Market Portfolio may be subject to contingent deferred sales charges ("CDSC") on redemption based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares redeemed. The following table sets forth the time schedule of redemptions of Investor B Shares subject to CDSC:

                                                                   CDSC
                                                           (percentage of dollar
   Number of Years                                            amount subject
   Elapsed Since Purchase                                     to the charge)
   ----------------------                                  ---------------------
   One or less............................................         5.0%
   More than one, but less than two.......................         4.0%
   Two, but less than three...............................         3.0%
   Three, but less than four..............................         3.0%
   Four, but less than five...............................         2.0%
   Five, and up to and including six......................         1.0%
   More than six..........................................         None

  Investor B Shares of the Money Market Portfolio are available for purchase only by those investors participating in the Mercantile Asset Advisor Program or through exchanges of Investor B Shares of the variable net asset value portfolios.

  Each class of shares in a Portfolio has identical rights and privileges except with respect to the fees that may be paid by a class under either a Distribution and Services Plan or an Administrative Services Plan, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, the exchange privilege of each class of shares, and the automatic conversion of Investor B Shares of a Portfolio into Investor A Shares of that Portfolio eight years after purchase.

4.Capital Share Transactions

  As of November 30, 1999, the Fund's Articles of Incorporation authorize the Board of Directors, in its discretion, to issue up to twenty billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more classes and to divide and classify shares of any class into one or more series of such class. The Fund's shares are currently classified into twenty classes of shares consisting of one or more series.
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999


  Shareholder transactions in the Portfolios were as follows:

                              Treasury Money Market                Money Market
                                    Portfolio                        Portfolio
                          ------------------------------  --------------------------------
                             For the         For the          For the          For the
                           year ended      year ended       year ended       year ended
                          November 30,    November 30,     November 30,     November 30,
                              1999            1998             1999             1998
                          -------------  ---------------  ---------------  ---------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  30,443,907  $    48,161,504  $   283,693,078  $   369,131,165
 Dividends reinvested...        872,425          585,498       10,526,552        8,108,346
 Cost of shares
  redeemed..............    (36,511,326)     (31,490,665)    (242,399,053)    (338,433,452)
                          -------------  ---------------  ---------------  ---------------
 Investor A capital
  transactions..........  $  (5,194,994) $    17,256,337  $    51,820,577  $    38,806,059
                          -------------  ---------------  ---------------  ---------------
Investor B Shares:
 Proceeds from shares
  issued................  $          --  $            --  $       179,735  $        28,315
 Dividends reinvested...             --               --            2,595            2,973
 Cost of shares
  redeemed..............             --               --          (93,353)         (19,653)
                          -------------  ---------------  ---------------  ---------------
 Investor B capital
  transactions..........  $          --  $            --  $        88,977  $        11,635
                          -------------  ---------------  ---------------  ---------------
Trust Shares:
 Proceeds from shares
  issued................  $ 876,646,783  $ 1,122,533,053  $ 2,336,460,126  $ 4,791,160,032
 Dividends reinvested...      4,521,262        3,790,157       30,522,317       23,556,177
 Cost of shares
  redeemed..............   (929,695,038)  (1,089,996,912)  (2,453,643,058)  (4,484,663,869)
 Cost of shares
  exchanged to Trust II
  Class.................             --      (74,019,033)              --     (551,280,807)
                          -------------  ---------------  ---------------  ---------------
 Trust capital
  transactions..........  $ (48,526,993) $   (37,692,735) $   (86,660,615) $  (221,228,467)
                          -------------  ---------------  ---------------  ---------------
Institutional Shares:
 Proceeds from shares
  issued................  $     385,016  $       104,256  $   132,547,410  $   103,979,653
 Dividends reinvested...             --               --          171,391           90,233
 Cost of shares
  redeemed..............       (559,162)        (100,839)    (125,166,745)     (97,556,608)
                          -------------  ---------------  ---------------  ---------------
 Institutional capital
  transactions..........  $    (174,146) $         3,417  $     7,552,056  $     6,513,278
                          -------------  ---------------  ---------------  ---------------
Trust II Shares:
 Proceeds from shares
  issued................  $ 382,045,888  $    14,518,252  $ 1,694,221,061  $    34,554,346
 Proceeds from shares
  exchanged from Trust
  Class.................             --       74,019,033               --      551,280,807
 Cost of shares
  redeemed..............   (375,986,113)     (11,538,744)  (1,632,122,813)     (95,815,233)
                          -------------  ---------------  ---------------  ---------------
 Trust II capital
  transactions..........  $   6,059,775  $    76,998,541  $    62,098,248  $   490,019,920
                          -------------  ---------------  ---------------  ---------------
Total net increase
 (decrease) from capital
 transactions...........  $ (47,836,358) $    56,565,560  $    34,899,243  $   314,122,425
                          =============  ===============  ===============  ===============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................     30,443,907       48,161,504      283,693,078      369,131,165
 Reinvested.............        872,425          585,498       10,526,552        8,108,346
 Redeemed...............    (36,511,326)     (31,490,665)    (242,399,053)    (338,433,452)
                          -------------  ---------------  ---------------  ---------------
 Change in Investor A
  Shares................     (5,194,994)      17,256,337       51,820,577       38,806,059
                          -------------  ---------------  ---------------  ---------------
Investor B Shares:
 Issued.................             --               --          179,735           28,315
 Reinvested.............             --               --            2,595            2,973
 Redeemed...............             --               --          (93,353)         (19,653)
                          -------------  ---------------  ---------------  ---------------
 Change in Investor B
  Shares................             --               --           88,977           11,635
                          -------------  ---------------  ---------------  ---------------
Trust Shares:
 Issued.................    876,646,793    1,122,533,053    2,336,460,126    4,791,160,032
 Reinvested.............      4,521,262        3,790,157       30,522,317       23,556,177
 Redeemed...............   (929,695,038)  (1,089,996,912)  (2,453,643,058)  (4,484,663,869)
 Exchanged to Trust II..             --      (74,019,033)              --     (551,280,807)
                          -------------  ---------------  ---------------  ---------------
 Change in Trust
  Shares................    (48,526,983)     (37,692,735)     (86,660,615)    (221,228,467)
                          -------------  ---------------  ---------------  ---------------
Institutional Shares:
 Issued.................        385,016          104,256      132,547,543      103,979,653
 Reinvested.............             --               --          171,392           90,233
 Redeemed...............       (559,162)        (100,839)    (125,166,745)     (97,556,608)
                          -------------  ---------------  ---------------  ---------------
 Change in Institutional
  Shares................       (174,146)           3,417        7,552,190        6,513,278
                          -------------  ---------------  ---------------  ---------------
Trust II Shares:
 Issued.................    382,045,888       14,518,252    1,694,221,061       34,554,346
 Exchanged from Trust...             --       74,019,033               --      551,280,807
 Redeemed...............   (375,986,113)     (11,538,744)  (1,632,122,813)     (95,815,233)
                          -------------  ---------------  ---------------  ---------------
 Change in Trust II
  Shares................      6,059,775       76,998,541       62,098,248      490,019,920
                          -------------  ---------------  ---------------  ---------------
Total net increase
 (decrease) from share
 transactions...........    (47,836,348)      56,565,560       34,899,377      314,122,425
                          =============  ===============  ===============  ===============

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                            Tax-Exempt Money Market          U.S. Government
                                   Portfolio              Securities Portfolio
                          ----------------------------  --------------------------
                             For the        For the       For the       For the
                           year ended     year ended     year ended    year ended
                          November 30,   November 30,   November 30,  November 30,
                              1999           1998           1999          1998
                          -------------  -------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  17,944,147  $  12,090,297  $  1,211,605  $    598,045
 Dividends reinvested...        305,450        377,754       205,148       216,677
 Cost of shares
  redeemed..............    (20,923,794)   (14,276,326)   (1,270,694)   (1,384,902)
                          -------------  -------------  ------------  ------------
 Investor A capital
  transactions..........  $  (2,674,197) $  (1,808,275) $    146,059  $   (570,180)
                          -------------  -------------  ------------  ------------
Investor B Shares:
 Proceeds from shares
  issued................  $          --  $          --  $    151,752  $     86,346
 Dividends reinvested...             --             --        10,058        13,439
 Cost of shares
  redeemed..............             --             --       (19,888)     (420,240)
                          -------------  -------------  ------------  ------------
 Investor B capital
  transactions..........  $          --  $          --  $    141,922  $   (320,455)
                          -------------  -------------  ------------  ------------
Trust Shares:
 Proceeds from shares
  issued................  $ 103,788,947  $ 464,895,774  $ 26,458,097  $ 30,579,477
 Dividends reinvested...        780,268        594,675     1,725,446     2,016,378
 Cost of shares
  redeemed..............   (103,695,404)  (449,390,916)  (45,843,109)  (12,702,582)
 Cost of shares
  exchanged to Trust II
  Class.................             --   (122,075,517)           --            --
                          -------------  -------------  ------------  ------------
 Trust capital
  transactions..........  $     873,811  $(105,975,984) $(17,659,566) $ 19,893,273
                          -------------  -------------  ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................  $          --  $          --  $  4,881,293  $    914,079
 Dividends reinvested...             --             --       307,605       350,232
 Cost of shares
  redeemed..............             --             --    (2,522,374)   (2,247,540)
                          -------------  -------------  ------------  ------------
 Institutional capital
  transactions..........  $          --  $          --  $  2,666,524  $   (983,229)
                          -------------  -------------  ------------  ------------
Trust II Shares:
 Proceeds from shares
  issued................  $ 225,115,901  $   7,223,254  $         --  $         --
 Proceeds from shares
  exchanged from Trust
  Class.................             --    122,075,517            --            --
 Cost of shares
  redeemed..............   (222,926,921)    (7,188,947)           --            --
                          -------------  -------------  ------------  ------------
 Trust II capital
  transactions..........  $   2,188,980  $ 122,109,824  $         --  $         --
                          -------------  -------------  ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $     388,594  $  14,325,565  $(14,705,061) $ 18,019,409
                          =============  =============  ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................     17,944,147     12,090,297       114,227        55,916
 Reinvested.............        305,450        377,754        19,490        20,307
 Redeemed...............    (20,923,794)   (14,276,326)     (121,197)     (130,027)
                          -------------  -------------  ------------  ------------
 Change in Investor A
  Shares................     (2,674,197)    (1,808,275)       12,520       (53,804)
                          -------------  -------------  ------------  ------------
Investor B Shares:
 Issued.................             --             --        14,272         8,112
 Reinvested.............             --             --           958         1,262
 Redeemed...............             --             --        (1,909)      (39,439)
                          -------------  -------------  ------------  ------------
 Change in Investor B
  Shares................             --             --        13,321       (30,065)
                          -------------  -------------  ------------  ------------
Trust Shares:
 Issued.................    103,788,947    464,895,774     2,514,836     2,865,536
 Reinvested.............        780,268        594,675       163,563       188,932
 Redeemed...............   (103,695,404)  (449,390,916)   (4,392,152)   (1,185,489)
 Exchanged to Trust II..             --   (122,075,517)           --            --
                          -------------  -------------  ------------  ------------
 Change in Trust
  Shares................        873,811   (105,975,984)   (1,713,753)    1,868,979
                          -------------  -------------  ------------  ------------
Institutional Shares:
 Issued.................             --             --       469,739        85,774
 Reinvested.............             --             --        29,315        32,938
 Redeemed...............             --             --      (239,886)     (211,334)
                          -------------  -------------  ------------  ------------
 Change in Institutional
  Shares................             --             --       259,168       (92,622)
                          -------------  -------------  ------------  ------------
Trust II Shares:
 Issued.................    225,115,901      7,223,254            --            --
 Exchanged from Trust...             --    122,075,517            --            --
 Redeemed...............   (222,926,921)    (7,188,947)           --            --
                          -------------  -------------  ------------  ------------
 Change in Trust II
  Shares................      2,188,980    122,109,824            --            --
                          -------------  -------------  ------------  ------------
Total net increase
 (decrease) from share
 transactions...........        388,594     14,325,565    (1,428,744)    1,692,488
                          =============  =============  ============  ============

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                           Intermediate Corporate            Bond Index
                               Bond Portfolio                 Portfolio
                          --------------------------  --------------------------
                            For the       For the       For the       For the
                           year ended    year ended    year ended    year ended
                          November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $    346,722  $   126,081   $ 1,690,114   $    364,368
 Dividends reinvested...        19,734        8,954        33,600          1,014
 Cost of shares
  redeemed..............      (183,899)    (131,756)     (929,824)       (62,757)
                          ------------  -----------   -----------   ------------
 Investor A capital
  transactions..........  $    182,557  $     3,279   $   793,890   $    302,625
                          ------------  -----------   -----------   ------------
Trust Shares:
 Proceeds from shares
  issued................  $ 19,605,809  $15,273,048   $46,776,126   $ 43,217,137
 Dividends reinvested...       427,501      226,772       568,030        194,002
 Cost of shares
  redeemed..............   (20,597,844)  (5,668,388)  (27,769,188)   (16,708,602)
                          ------------  -----------   -----------   ------------
 Trust capital
  transactions..........  $   (564,534) $ 9,831,432   $19,574,968   $ 26,702,537
                          ------------  -----------   -----------   ------------
Institutional Shares:
 Proceeds from shares
  issued................  $         20  $ 1,037,580   $18,928,304   $  7,831,631
 Dividends reinvested...        62,458       31,339     1,074,386        217,713
 Cost of shares
  redeemed..............      (112,143)          --    (3,966,989)    (1,189,468)
                          ------------  -----------   -----------   ------------
 Institutional capital
  transactions..........  $    (49,665) $ 1,068,919   $16,035,701   $  6,859,876
                          ------------  -----------   -----------   ------------
Total net increase
 (decrease) from capital
 transactions...........  $   (431,642) $10,903,630   $36,404,559   $ 33,865,038
                          ============  ===========   ===========   ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................        34,347       12,264       165,321         35,481
 Reinvested.............         1,997          883         3,371             98
 Redeemed...............       (18,306)     (12,956)      (93,223)        (6,103)
                          ------------  -----------   -----------   ------------
 Change in Investor A
  Shares................        18,038          191        75,469         29,476
                          ------------  -----------   -----------   ------------
Trust Shares:
 Issued.................     1,969,432    1,515,729     4,648,163      4,219,358
 Reinvested.............        43,355       22,405        56,885         18,881
 Redeemed...............    (2,121,525)    (559,371)   (2,796,733)    (1,627,721)
                          ------------  -----------   -----------   ------------
 Change in Trust
  Shares................      (108,738)     978,763     1,908,315      2,610,518
                          ------------  -----------   -----------   ------------
Institutional Shares:
 Issued.................             2      103,447     1,845,607        765,633
 Reinvested.............         6,289        3,075       107,301         21,111
 Redeemed...............       (11,328)          --      (396,905)      (116,316)
                          ------------  -----------   -----------   ------------
 Change in Institutional
  Shares................        (5,037)     106,522     1,556,003        670,428
                          ------------  -----------   -----------   ------------
Total net increase
 (decrease) from share
 transactions...........       (95,737)   1,085,476     3,539,787      3,310,422
                          ============  ===========   ===========   ============

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                           Government & Corporate        Short-Intermediate
                               Bond Portfolio            Municipal Portfolio
                          --------------------------  --------------------------
                            For the       For the       For the       For the
                           year ended    year ended    year ended    year ended
                          November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $    579,304  $  1,073,322  $    33,079   $    91,194
 Dividends reinvested...       247,252       195,042          543           695
 Cost of shares
  redeemed..............    (1,513,472)   (1,272,958)     (44,929)      (76,439)
                          ------------  ------------  -----------   -----------
 Investor A capital
  transactions..........  $   (686,916) $     (4,594) $   (11,307)  $    15,450
                          ------------  ------------  -----------   -----------
Investor B Shares:
 Proceeds from shares
  issued................  $    391,906  $    263,150  $        --   $        --
 Dividends reinvested...        40,550        23,945           --            --
 Cost of shares
  redeemed..............      (317,718)     (192,748)          --            --
                          ------------  ------------  -----------   -----------
 Investor B capital
  transactions..........  $    114,738  $     94,347  $        --   $        --
                          ------------  ------------  -----------   -----------
Trust Shares:
 Proceeds from shares
  issued................  $ 16,966,446  $ 24,828,565  $ 4,459,557   $17,180,260
 Dividends reinvested...     5,442,614     4,210,194       38,600        41,199
 Cost of shares
  redeemed..............   (60,270,417)  (29,074,053)  (9,276,296)   (5,386,222)
                          ------------  ------------  -----------   -----------
 Trust capital
  transactions..........  $(37,861,357) $    (35,294) $(4,778,139)  $11,835,237
                          ------------  ------------  -----------   -----------
Institutional Shares:
 Proceeds from shares
  issued................  $  2,446,371  $  8,543,150  $        --   $        --
 Dividends reinvested...       867,486     1,034,861           --            --
 Cost of shares
  redeemed..............   (18,511,446)   (6,380,539)          --            --
                          ------------  ------------  -----------   -----------
 Institutional capital
  transactions..........  $(15,197,589) $  3,197,472  $        --   $        --
                          ------------  ------------  -----------   -----------
Total net increase
 (decrease) from capital
 transactions...........  $(53,631,124) $  3,251,931  $(4,789,446)  $11,850,687
                          ============  ============  ===========   ===========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................        57,666       100,976        3,293         8,936
 Reinvested.............        24,019        18,575           53            69
 Redeemed...............      (147,189)     (121,166)      (4,443)       (7,537)
                          ------------  ------------  -----------   -----------
 Change in Investor A
  Shares................       (65,504)       (1,615)      (1,097)        1,468
                          ------------  ------------  -----------   -----------
Investor B Shares:
 Issued.................        38,106        24,974           --            --
 Reinvested.............         3,937         2,273           --            --
 Redeemed...............       (31,414)      (18,261)          --            --
                          ------------  ------------  -----------   -----------
 Change in Investor B
  Shares................        10,629         8,986           --            --
                          ------------  ------------  -----------   -----------
Trust Shares:
 Issued.................     1,668,841     2,368,897      440,029     1,690,577
 Reinvested.............       527,726       400,135        3,809         4,053
 Redeemed...............    (6,020,087)   (2,765,360)    (920,729)     (529,634)
                          ------------  ------------  -----------   -----------
 Change in Trust
  Shares................    (3,823,520)        3,672     (476,891)    1,164,996
                          ------------  ------------  -----------   -----------
Institutional Shares:
 Issued.................       239,357       812,395           --            --
 Reinvested.............        83,160        98,298           --            --
 Redeemed...............    (1,779,940)     (606,407)          --            --
                          ------------  ------------  -----------   -----------
 Change in Institutional
  Shares................    (1,457,423)      304,286           --            --
                          ------------  ------------  -----------   -----------
Total net increase
 (decrease) from share
 transactions...........    (5,335,818)      315,329     (477,988)    1,166,464
                          ============  ============  ===========   ===========

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                             Missouri Tax-Exempt         National Municipal
                               Bond Portfolio              Bond Portfolio
                          --------------------------  --------------------------
                            For the       For the       For the       For the
                           year ended    year ended    year ended    year ended
                          November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  2,825,509  $  8,058,003  $  2,101,921  $  5,610,776
 Dividends reinvested...       666,087       664,422        28,764        30,349
 Cost of shares
  redeemed..............    (4,348,245)   (9,227,642)   (1,548,428)   (5,146,749)
                          ------------  ------------  ------------  ------------
 Investor A capital
  transactions..........  $   (856,649) $   (505,217) $    582,257  $    494,376
                          ------------  ------------  ------------  ------------
Investor B Shares:
 Proceeds from shares
  issued................  $  1,418,456  $  1,092,950  $    409,172  $    155,450
 Dividends reinvested...        78,625        40,473        25,761        28,030
 Cost of shares
  redeemed..............      (239,483)      (67,539)     (123,041)      (87,475)
                          ------------  ------------  ------------  ------------
 Investor B capital
  transactions..........  $  1,257,598  $  1,065,884  $    311,892  $     96,005
                          ------------  ------------  ------------  ------------
Trust Shares:
 Proceeds from shares
  issued................  $ 40,113,579  $ 29,963,656  $ 23,403,409  $ 50,829,327
 Dividends reinvested...       297,076       293,425        65,959        66,825
 Cost of shares
  redeemed..............   (16,079,053)  (12,739,018)  (50,294,331)  (32,039,465)
                          ------------  ------------  ------------  ------------
 Trust capital
  transactions..........  $ 24,331,602  $ 17,518,063  $(26,824,963) $ 18,856,687
                          ------------  ------------  ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $ 24,732,551  $ 18,078,730  $(25,930,814) $ 19,447,068
                          ============  ============  ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................       237,056       670,226       210,237       546,540
 Reinvested.............        56,396        55,450         2,917         3,011
 Redeemed...............      (371,114)     (768,730)     (158,981)     (505,742)
                          ------------  ------------  ------------  ------------
 Change in Investor A
  Shares................       (77,662)      (43,054)       54,173        43,809
                          ------------  ------------  ------------  ------------
Investor B Shares:
 Issued.................       118,510        91,170        40,660        15,272
 Reinvested.............         6,688         3,378         2,604         2,789
 Redeemed...............       (20,731)       (5,627)      (13,014)       (8,630)
                          ------------  ------------  ------------  ------------
 Change in Investor B
  Shares................       104,467        88,921        30,250         9,431
                          ------------  ------------  ------------  ------------
Trust Shares:
 Issued.................     3,425,980     2,498,522     2,358,202     5,033,227
 Reinvested.............        25,285        24,481         6,610         6,637
 Redeemed...............    (1,384,176)   (1,061,071)   (5,192,856)   (3,162,200)
                          ------------  ------------  ------------  ------------
 Change in Trust
  Shares................     2,067,089     1,461,932    (2,828,044)    1,877,664
                          ------------  ------------  ------------  ------------
Total net increase
 (decrease) from share
 transactions...........     2,093,894     1,507,799    (2,743,621)    1,930,904
                          ============  ============  ============  ============

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                                  Balanced                  Equity Income
                                  Portfolio                   Portfolio
                          --------------------------  --------------------------
                            For the       For the       For the       For the
                           year ended    year ended    year ended    year ended
                          November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  1,745,623  $  1,952,086  $    651,234  $  1,761,480
 Dividends reinvested...       956,559     1,321,383       242,076        18,088
 Cost of shares
  redeemed..............    (1,833,318)   (2,087,639)     (861,308)     (250,017)
                          ------------  ------------  ------------  ------------
 Investor A capital
  transactions..........  $    868,864  $  1,185,830  $     32,002  $  1,529,551
                          ------------  ------------  ------------  ------------
Investor B Shares:
 Proceeds from shares
  issued................  $  1,151,206  $    896,972  $    384,467  $    390,433
 Dividends reinvested...        75,247        63,058        95,427        11,692
 Cost of shares
  redeemed..............      (135,169)     (168,036)      (97,398)       (1,176)
                          ------------  ------------  ------------  ------------
 Investor B capital
  transactions..........  $  1,091,284  $    791,994  $    382,496  $    400,949
                          ------------  ------------  ------------  ------------
Trust Shares:
 Proceeds from shares
  issued................  $  6,929,227  $  5,005,922  $ 38,630,573  $ 20,648,865
 Dividends reinvested...     3,604,691     6,833,201     8,347,637       716,518
 Cost of shares
  redeemed..............   (18,438,984)  (20,235,380)  (35,989,585)  (26,119,236)
                          ------------  ------------  ------------  ------------
 Trust capital
  transactions..........  $ (7,905,066) $ (8,396,257) $ 10,988,625  $ (4,753,853)
                          ------------  ------------  ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................  $ 16,249,818  $ 20,666,805  $     98,332  $     32,901
 Dividends reinvested...     6,388,552     8,365,996         9,556           354
 Cost of shares
  redeemed..............   (37,201,074)  (16,796,846)      (37,129)         (689)
                          ------------  ------------  ------------  ------------
 Institutional capital
  transactions..........  $(14,562,704) $ 12,235,955  $     70,759  $     32,566
                          ------------  ------------  ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $(20,507,622) $  5,817,522  $ 11,473,882  $ (2,790,787)
                          ============  ============  ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................       142,285       155,857        79,903       174,550
 Reinvested.............        81,017       110,135        30,841         1,867
 Redeemed...............      (149,069)     (170,222)     (106,929)      (24,476)
                          ------------  ------------  ------------  ------------
 Change in Investor A
  Shares................        74,233        95,770         3,815       151,941
                          ------------  ------------  ------------  ------------
Investor B Shares:
 Issued.................        95,495        71,467        46,893        38,340
 Reinvested.............         6,433         5,311        12,178         1,215
 Redeemed...............       (11,491)      (13,695)      (11,874)         (120)
                          ------------  ------------  ------------  ------------
 Change in Investor B
  Shares................        90,437        63,083        47,197        39,435
                          ------------  ------------  ------------  ------------
Trust Shares:
 Issued.................       563,040       405,688     5,817,239     2,045,276
 Reinvested.............       304,797       569,093     1,064,662        74,222
 Redeemed...............    (1,504,806)   (1,602,992)   (4,428,499)   (2,609,855)
                          ------------  ------------  ------------  ------------
 Change in Trust
  Shares................      (636,969)     (628,211)    2,453,402      (490,357)
                          ------------  ------------  ------------  ------------
Institutional Shares:
 Issued.................     1,319,890     1,641,322        11,894         3,338
 Reinvested.............       543,741       699,538         1,213            37
 Redeemed...............    (3,014,109)   (1,366,437)       (4,437)          (63)
                          ------------  ------------  ------------  ------------
 Change in Institutional
  Shares................    (1,150,478)      974,423         8,670         3,312
                          ------------  ------------  ------------  ------------
Total net increase
 (decrease) from share
 transactions...........    (1,622,777)      505,065     2,513,084      (295,669)
                          ============  ============  ============  ============

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                                Equity Index           Growth & Income Equity
                                  Portfolio                   Portfolio
                          --------------------------  --------------------------
                            For the       For the       For the       For the
                           year ended    year ended    year ended    year ended
                          November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $ 2,449,563   $ 1,026,183   $  5,528,602  $  8,253,738
 Dividends reinvested...       19,513         3,332      3,897,140     7,873,832
 Cost of shares
  redeemed..............     (295,082)     (421,139)    (9,590,735)   (9,602,068)
                          -----------   -----------   ------------  ------------
 Investor A capital
  transactions..........  $ 2,173,994   $   608,376   $   (164,993) $  6,525,502
                          -----------   -----------   ------------  ------------
Investor B Shares:
 Proceeds from shares
  issued................  $        --   $        --   $  1,664,116  $  3,007,678
 Dividends reinvested...           --            --        664,260     1,071,581
 Cost of shares
  redeemed..............           --            --     (1,695,227)     (863,083)
                          -----------   -----------   ------------  ------------
 Investor B capital
  transactions..........  $        --   $        --   $    633,149  $  3,216,176
                          -----------   -----------   ------------  ------------
Trust Shares:
 Proceeds from shares
  issued................  $12,648,983   $11,679,817   $107,519,202  $ 33,917,244
 Dividends reinvested...      946,828       429,831     16,387,558    32,021,641
 Cost of shares
  redeemed..............   (7,931,607)   (1,325,214)  (147,450,777)  (61,216,142)
                          -----------   -----------   ------------  ------------
 Trust capital
  transactions..........  $ 5,664,204   $10,784,434   $(23,544,017) $  4,722,743
                          -----------   -----------   ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................  $27,087,390   $12,290,722   $ 18,915,244  $ 23,093,110
 Dividends reinvested...      259,925        36,633      8,791,810    16,261,081
 Cost of shares
  redeemed..............   (5,511,254)   (2,130,758)   (49,681,486)  (16,890,600)
                          -----------   -----------   ------------  ------------
 Institutional capital
  transactions..........  $21,836,061   $10,196,597   $(21,974,432) $ 22,463,591
                          -----------   -----------   ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $29,674,259   $21,589,407   $(45,050,293) $ 36,928,012
                          ===========   ===========   ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................      151,894        76,360        291,432       436,393
 Reinvested.............        1,314           257        223,012       439,721
 Redeemed...............      (18,215)      (31,001)      (495,216)     (517,451)
                          -----------   -----------   ------------  ------------
 Change in Investor A
  Shares................      134,993        45,616         19,228       358,663
                          -----------   -----------   ------------  ------------
Investor B Shares:
 Issued.................           --            --         87,820       162,335
 Reinvested.............           --            --         38,685        60,550
 Redeemed...............           --            --        (89,143)      (47,550)
                          -----------   -----------   ------------  ------------
 Change in Investor B
  Shares................           --            --         37,362       175,335
                          -----------   -----------   ------------  ------------
Trust Shares:
 Issued.................      793,584       855,554      6,896,802     1,839,159
 Reinvested.............       64,241        33,350        932,057     1,779,849
 Redeemed...............     (488,106)      (98,535)    (7,585,907)   (3,254,921)
                          -----------   -----------   ------------  ------------
 Change in Trust
  Shares................      369,719       790,369        242,952       364,087
                          -----------   -----------   ------------  ------------
Institutional Shares:
 Issued.................    1,731,156       902,102        974,219     1,227,134
 Reinvested.............       17,400         2,765        503,007       908,077
 Redeemed...............     (347,380)     (152,943)    (2,511,841)     (915,773)
                          -----------   -----------   ------------  ------------
 Change in Institutional
  Shares................    1,401,176       751,924     (1,034,615)    1,219,438
                          -----------   -----------   ------------  ------------
Total net increase
 (decrease) from share
 transactions...........    1,905,888     1,587,909       (735,073)    2,117,523
                          ===========   ===========   ============  ============

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                                Growth Equity             Small Cap Equity
                                  Portfolio                   Portfolio
                          --------------------------  --------------------------
                            For the       For the       For the       For the
                           year ended    year ended    year ended    year ended
                          November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  4,717,061  $  1,408,296  $    748,304  $ 62,836,410
 Dividends reinvested...       435,801           670        48,002     1,205,204
 Cost of shares
  redeemed..............    (2,135,589)     (851,631)   (5,009,993)  (63,487,066)
                          ------------  ------------  ------------  ------------
 Investor A capital
  transactions..........  $  3,017,273  $    557,335  $ (4,213,687) $    554,548
                          ------------  ------------  ------------  ------------
Investor B Shares:
 Proceeds from shares
  issued................  $  1,653,080  $    233,145  $     75,079  $    270,135
 Dividends reinvested...        23,329            --         5,404       121,308
 Cost of shares
  redeemed..............      (114,577)         (672)     (442,729)     (238,491)
                          ------------  ------------  ------------  ------------
 Investor B capital
  transactions..........  $  1,561,832  $    232,473  $   (362,246) $    152,952
                          ------------  ------------  ------------  ------------
Trust Shares:
 Proceeds from shares
  issued................  $ 22,148,211  $ 30,607,289  $ 24,124,376  $ 33,509,356
 Dividends reinvested...     3,160,252         3,491       459,050    14,925,021
 Cost of shares
  redeemed..............   (22,946,327)  (30,091,260)  (60,237,058)  (84,328,666)
                          ------------  ------------  ------------  ------------
 Trust capital
  transactions..........  $  2,362,136  $    519,520  $(35,653,632) $(35,894,289)
                          ------------  ------------  ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................  $    333,697  $  7,252,607  $  2,214,047  $  6,699,479
 Dividends reinvested...       789,128         2,352       108,100     2,804,840
 Cost of shares
  redeemed..............    (8,545,317)     (605,305)  (26,972,870)  (11,894,695)
                          ------------  ------------  ------------  ------------
 Institutional capital
  transactions..........  $ (7,422,492) $  6,649,654  $(24,650,723) $ (2,390,376)
                          ------------  ------------  ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $   (481,251) $  7,958,982  $(64,880,288) $(37,577,165)
                          ============  ============  ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................       232,201        76,996        60,890     4,479,389
 Reinvested.............        24,606            40         4,185        86,209
 Redeemed...............      (106,518)      (47,765)     (401,458)   (4,532,914)
                          ------------  ------------  ------------  ------------
 Change in Investor A
  Shares................       150,289        29,271      (336,383)       32,684
                          ------------  ------------  ------------  ------------
Investor B Shares:
 Issued.................        81,971        12,745         6,078        19,015
 Reinvested.............         1,326            --           485         8,861
 Redeemed...............        (5,590)          (12)      (36,262)      (18,329)
                          ------------  ------------  ------------  ------------
 Change in Investor B
  Shares................        77,707        12,733       (29,699)        9,547
                          ------------  ------------  ------------  ------------
Trust Shares:
 Issued.................     1,701,090     1,790,724     1,863,316     2,367,416
 Reinvested.............       177,900           209        39,505     1,057,013
 Redeemed...............    (1,113,506)   (1,667,394)   (4,751,927)   (6,589,617)
                          ------------  ------------  ------------  ------------
 Change in Trust
  Shares................       765,484       123,539    (2,849,106)   (3,165,188)
                          ------------  ------------  ------------  ------------
Institutional Shares:
 Issued.................        17,111       420,420       177,910       497,497
 Reinvested.............        44,583           141         9,458       201,352
 Redeemed...............      (442,191)      (32,897)   (2,128,233)     (875,928)
                          ------------  ------------  ------------  ------------
 Change in Institutional
  Shares................      (380,497)      387,664    (1,940,865)     (177,079)
                          ------------  ------------  ------------  ------------
Total net increase
 (decrease) from share
 transactions...........       612,983       553,207    (5,156,053)   (3,300,036)
                          ============  ============  ============  ============

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999

                            Small Cap Equity Index    International Equity
                                  Portfolio                Portfolio
                            ---------------------- --------------------------
                                   For the            For the      For the
                            period ended November   year ended    year ended
                                     30,           November, 30, November 30,
                                   1999 (a)            1999          1998
                            ---------------------- ------------- ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued...................      $    140,184       $   372,755  $    669,346
 Dividends reinvested......                 6           179,908       115,278
 Cost of shares redeemed...           (10,388)         (637,040)     (793,880)
                                 ------------       -----------  ------------
 Investor A capital
  transactions.............      $    129,802       $   (84,377) $     (9,256)
                                 ------------       -----------  ------------
Investor B Shares:
 Proceeds from shares
  issued...................      $         --       $    96,866  $     82,490
 Dividends reinvested......                --            34,541        21,431
 Cost of shares redeemed...                --          (147,227)     (103,597)
                                 ------------       -----------  ------------
 Investor B capital
  transactions.............      $         --       $   (15,820) $        324
                                 ------------       -----------  ------------
Trust Shares:
 Proceeds from shares
  issued...................      $ 42,758,866       $19,315,911  $  9,713,711
 Dividends reinvested......            12,647         1,910,107     1,287,283
 Cost of shares redeemed...          (210,866)       (7,658,610)  (11,380,648)
                                 ------------       -----------  ------------
 Trust capital
  transactions.............      $ 42,560,647       $13,567,408  $   (379,654)
                                 ------------       -----------  ------------
Institutional Shares:
 Proceeds from shares
  issued...................      $ 29,376,635       $ 2,901,231  $  1,608,783
 Dividends reinvested......             5,933           487,089       284,724
 Cost of shares redeemed...       (14,109,032)       (2,626,463)   (1,367,826)
                                 ------------       -----------  ------------
 Institutional capital
  transactions.............      $ 15,273,536       $   761,857  $    525,681
                                 ------------       -----------  ------------
Total net increase from
 capital transactions......      $ 57,963,985       $14,229,068  $    137,095
                                 ============       ===========  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued....................            14,234            26,524        53,156
 Reinvested................                 1            14,633         9,678
 Redeemed..................            (1,038)          (47,451)      (63,267)
                                 ------------       -----------  ------------
 Change in Investor A
  Shares...................            13,197            (6,294)         (433)
                                 ------------       -----------  ------------
Investor B Shares:
 Issued....................                --             7,157         6,571
 Reinvested................                --             2,891         1,838
 Redeemed..................                --           (10,913)       (8,070)
                                 ------------       -----------  ------------
 Change in Investor B
  Shares...................                --              (865)          339
                                 ------------       -----------  ------------
Trust Shares:
 Issued....................         4,466,244         1,262,038       735,639
 Reinvested................             1,376           153,250       106,889
 Redeemed..................           (21,092)         (555,023)     (867,651)
                                 ------------       -----------  ------------
 Change in Trust Shares....         4,446,528           860,265       (25,123)
                                 ------------       -----------  ------------
Institutional Shares:
 Issued....................         2,968,898           208,496       123,011
 Reinvested................               646            39,662        23,946
 Redeemed..................        (1,499,038)         (191,272)     (106,702)
                                 ------------       -----------  ------------
 Change in Institutional
  Shares...................         1,470,506            56,886        40,255
                                 ------------       -----------  ------------
Total net increase from
 share transactions........         5,930,231           909,992        15,038
                                 ============       ===========  ============

(a) For the period from December 30, 1998 (initial public investment) through November 30, 1999.
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999


5.Purchases and Sales of Investment Securities

  Purchases and sales of securities (excluding short-term securities) during the period ended November 30, 1999 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
   U.S. Government Securities Portfolio..................... $ 27,211  $ 41,886
   Intermediate Corporate Bond Portfolio....................   15,119    14,828
   Bond Index Portfolio.....................................   76,306    42,483
   Government & Corporate Bond Portfolio....................   63,782   106,837
   Short-Intermediate Municipal Portfolio...................       --     3,299
   Missouri Tax-Exempt Bond Portfolio.......................   28,542       919
   National Municipal Bond Portfolio........................       --    29,425
   Balanced Portfolio.......................................   38,384    65,811
   Equity Income Portfolio..................................   87,100   102,875
   Equity Index Portfolio...................................   54,224    25,243
   Growth & Income Equity Portfolio.........................  280,645   376,342
   Growth Equity Portfolio..................................   22,274    31,896
   Small Cap Equity Portfolio...............................   87,777   147,491
   Small Cap Equity Index Portfolio.........................   68,257    11,834
   International Equity Portfolio...........................   71,495    89,787

6.Related Party Transactions

  Investment advisory services are provided to the Fund by Mississippi Valley Advisors Inc. ("MVA"), a wholly-owned subsidiary of Mercantile Trust Company National Association ("Mercantile") and formerly an indirect wholly-owned subsidiary of Mercantile Bancorporation, Inc. On September 20, 1999, Mercantile Bancorporation, Inc. was merged into Firstar Corporation. As a result of this merger, MVA is now an indirect wholly-owned subsidiary of Firstar Corporation. Under the terms of its investment advisory agreement, MVA is entitled to receive fees from each Portfolio based on a percentage of the average daily net assets of that Portfolio. Mercantile also serves as custodian for the Fund. Under the terms of the custodian agreement, Mercantile receives fees computed on the average daily net assets of each Portfolio at an annual rate of 0.02% (0.0125% prior to February 1, 1999) for the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios and at an annual rate of 0.05% (0.03% prior to February 1, 1999) for the U.S. Government Securities, the Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Balanced, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity and Small Cap Equity Index Portfolios and at an annual rate of 0.19% of the first $50 million of the International Equity Portfolio's average daily net assets, 0.175% of the next $50 million of average daily net assets, 0.15% of the next $150 million of average daily net assets, and 0.125% of average daily net assets over $250 million (0.17%, 0.155%, 0.13% and 0.105% respectively, prior to February 1, 1999).

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") and BISYS are subsidiaries of The BISYS Group, Inc.

  BISYS Ohio, with whom certain officers of the Fund are affiliated, serves the Fund as administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Fund. Under the terms of the administration agreement, BISYS Ohio receives fees computed at an annual rate of 0.20% (0.10% for the Tax-Exempt Money Market Portfolio) of the average daily net assets of each Portfolio. BISYS Ohio also serves as transfer agent to the Fund. BISYS serves as the Fund's distributor and is entitled to receive commissions on sales of Investor A Shares and Investor B Shares of the variable net asset value portfolios. For the period ended November 30, 1999, BISYS received approximately $427,342 from commissions earned on sales of Investor A Shares and $262,402 from commissions earned on redemptions of Investor B Shares. BISYS reallowed $629,749 to dealers of the Fund's shares.

  With respect to Investor A Shares of the Portfolios, the Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay (i) up to an annual rate of 0.10% of the average daily net assets of each Portfolio's outstanding Investor A Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Portfolio's Investor A Shares and (ii) up to an annual rate of 0.20% (0.15% for the money market portfolios) of the average daily net assets of each Portfolio's outstanding Investor A Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plan.
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999


  Similarly, with respect to Investor B Shares, the Fund has adopted a Distribution and Services Plan (the "Plan B") pursuant to Rule 12b-1 under the 1940 Act. Under Plan B, a Portfolio may pay (i) up to an annual rate of 0.75% of the average daily net assets of the Portfolio's outstanding Investor B Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Portfolio's Investor B Shares and (ii) up to an annual rate of 0.25% of the average daily net assets of the Portfolio's Investor B Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under Plan B.

  With respect to Trust and Institutional Shares of the Portfolios, the Fund has adopted separate Administrative Services Plans pursuant to which a Portfolio may pay banks and other financial institutions, which have agreed to provide certain shareholder administrative services for their clients or account holders, servicing fees of up to an annual rate of 0.30% (0.25% for the money market portfolios) of the average daily net assets of the Portfolio's outstanding Trust or Institutional Shares, respectively.

  Fees may be voluntarily reduced to assist the Portfolios in maintaining more competitive expense ratios. Information regarding fee reduction transactions is as follows for the period ended November 30, 1999:

                                                                  Administrative
                                                                     Services
                              Investment Advisory  Administration Fees -- Trust   Custody
                                     Fees               Fees          Shares        Fees
                             --------------------- -------------- -------------- ----------
                             Annual fee
                               before
                             voluntary  Voluntary                                Voluntary
                                fee        Fee       Voluntary      Voluntary       Fee
                             reductions Reductions Fee Reductions Fee Reductions Reductions
                             ---------- ---------- -------------- -------------- ----------
   Treasury Money Market
    Portfolio..............    0.40%     $159,812    $  288,680     $       --    $    --
   Money Market Portfolio..    0.40%      762,438     1,452,668             --         --
   Tax-Exempt Money Market
    Portfolio..............    0.40%       89,324            --             --         --
   U.S. Government
    Securities Portfolio...    0.45%           --       106,576        285,780      8,771
   Intermediate Corporate
    Bond Portfolio.........    0.55%           --        60,005        175,579         --
   Bond Index Portfolio....    0.30%           --       198,939        534,283         --
   Government & Corporate
    Bond Portfolio.........    0.45%           --       176,846        492,185     14,334
   Short-Intermediate
    Municipal Portfolio....    0.55%           --        40,520        121,496         --
   Missouri Tax-Exempt Bond
    Portfolio..............    0.45%           --       130,226        311,235     10,948
   National Municipal Bond
    Portfolio..............    0.55%           --       366,848      1,092,983     23,980
   Balanced Portfolio......    0.75%           --       117,873        121,416         --
   Equity Income
    Portfolio..............    0.75%           --       110,763        324,829         --
   Equity Index Portfolio..    0.30%           --        91,964        181,936         --
   Growth & Income Equity
    Portfolio..............    0.55%           --       485,620        957,193     80,299
   Growth Equity
    Portfolio..............    0.75%           --       105,218        287,804         --
   Small Cap Equity
    Portfolio..............    0.75%           --       125,710        319,053      9,730
   Small Cap Equity Index
    Portfolio..............    0.40%       22,754        29,759         46,955         --
   International Equity
    Portfolio..............    1.00%        1,033        78,664        196,791     71,962

  Additionally, BISYS voluntarily waived distribution and services fees for Investor A Shares in the amount of $11 for the Short-Intermediate Municipal Portfolio, $23,102 for the Missouri Tax-Exempt Bond Portfolio and $1,752 for the National Municipal Bond Portfolio.
                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999


7.Concentration of Credit Risk

  The Missouri Tax-Exempt Bond Portfolio invests a substantial proportion of its assets in Municipal Obligations issued by the State of Missouri and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Missouri Municipal Obligations than a portfolio that is not concentrated in these issuers to the same extent.

  The Tax-Exempt Money Market Portfolio, Short-Intermediate Municipal Portfolio, Missouri Tax-Exempt Bond Portfolio and National Municipal Bond Portfolio had the following concentrations by municipal funding source at November 30, 1999 (as a percentage of total investments):

                                                  Short-     Missouri  National
                                   Tax-Exempt  Intermediate Tax-Exempt Municipal
                                  Money Market  Municipal      Bond      Bond
                                   Portfolio    Portfolio   Portfolio  Portfolio
                                  ------------ ------------ ---------- ---------
   Airport.......................     12.32%          --          --        --
   Bond Bank.....................        --         2.98%         --        --
   Commercial Paper..............      8.06%          --          --        --
   Development...................      9.14%          --          --        --
   Education.....................      1.16%        1.39%       4.06%     2.49%
   Facilities....................        --         6.53%       5.92%     2.14%
   General.......................        --           --          --      3.02%
   General Obligation............     14.94%       28.36%      20.86%    44.40%
   Higher Education..............      7.25%        5.38%       8.48%     4.28%
   Investment Companies..........      2.22%        2.05%       3.99%     1.07%
   Medical.......................     12.61%        8.03%      23.36%     5.40%
   Multifamily Housing...........        --           --        1.67%       --
   Nursing Homes.................        --           --        0.64%       --
   Pollution Control.............     26.91%          --        7.06%     3.13%
   Power.........................        --         3.05%       1.44%     4.73%
   School District...............      1.74%       19.93%      12.97%     8.42%
   Single Family Housing.........        --           --        0.63%     0.31%
   Student Loan..................        --           --        0.76%       --
   Transportation................      1.27%       13.24%         --      7.73%
   Utilities.....................        --         5.17%       1.54%    10.15%
   Water.........................      2.38%        3.89%       6.62%     2.73%
                                     ------       ------      ------    ------
                                     100.00%      100.00%     100.00%   100.00%
                                     ======       ======      ======    ======

                                   Continued

MERCANTILE MUTUAL FUNDS, INC.

                               November 30, 1999


8.Federal Income Tax Information (Unaudited)

  During the year ended November 30, 1999, the Portfolios declared long-term capital gain (20%) distributions in the following amounts.

   Intermediate Corporate Bond Portfolio........................... $    55,441
   Bond Index Portfolio............................................     836,338
   Government & Corporate Bond Portfolio...........................   1,748,798
   Short-Intermediate Municipal Portfolio..........................       7,440
   Missouri Tax-Exempt Bond Portfolio..............................     163,029
   National Municipal Bond Portfolio...............................   3,468,063
   Balanced Portfolio..............................................   7,251,237
   Equity Income Portfolio.........................................  24,911,976
   Equity Index Portfolio..........................................     185,541
   Growth & Income Equity Portfolio................................  35,601,563
   Growth Equity Portfolio.........................................   9,384,522
   Small Cap Equity Portfolio......................................     708,775
   International Equity Portfolio..................................   4,056,600

  For the taxable year ended November 30, 1999, the following percentages of income dividends paid by the Portfolios qualify for the dividends received deduction available to corporations:

                                                                     Qualified
                                                                     Dividend
                                                                      Income
                                                                    -----------
   Balanced Portfolio..............................................      18.35%
   Equity Income Portfolio.........................................      75.94%
   Equity Index Portfolio..........................................      79.86%
   Growth & Income Equity Portfolio................................      80.65%
   Growth Equity Portfolio.........................................      67.74%
   Small Cap Equity Index Portfolio................................      27.14%

  During the year ended November 30, 1999, the following Portfolios declared tax-exempt income in the following amounts:

   Tax-Exempt Money Market Portfolio............................... $ 4,425,431
   Short-Intermediate Municipal Bond Portfolio.....................   1,505,780
   Missouri Tax-Exempt Portfolio...................................   5,726,736
   National Municipal Bond Portfolio...............................  16,105,339

9.Subsequent Event--Line of Credit (Unaudited)

  The Portfolios and other affiliated funds participate in a $140 million unsecured line of credit provided by a syndicate of banks pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as the repurchase or redemption of shares of the Portfolios. Interest is charged to each Portfolio, based on its borrowings, at a rate per annum equal to the Federal Funds Rate (as defined in the credit agreement) plus 0.50%. In addition, a commitment fee at the rate of 0.10% per annum, based on the average daily unused portion of the line of credit, is allocated among the Portfolios and the other participating funds at the end of each calendar quarter.

10.Subsequent Event--Change in Certain Service Providers (Unaudited)

  Effective January 1, 2000, BISYS Ohio and Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of Firstar Corporation, serve the Portfolios as co-administrators. Under the terms of the co-administration agreement, BISYS Ohio and FMFS jointly receive fees computed at an annual rate of 0.20% (0.10% with respect to the Tax-Exempt Money Market Portfolio) of the average daily net assets of each Portfolio. In addition, at a meeting held on January 18, 2000, the Board of Directors of the Fund approved an agreement whereby FMFS would replace BISYS Ohio as the Portfolios' transfer agent. This change in transfer agent is expected to occur on or about March 20, 2000.

                         Independent Auditors' Report

The Shareholders and Board of Directors of
Mercantile Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Mercantile Mutual Funds, Inc.--Treasury Money Market Portfolio, Money Market Portfolio, Tax-Exempt Money Market Portfolio, U.S. Government Securities Portfolio, Intermediate Corporate Bond Portfolio, Bond Index Portfolio, Government & Corporate Bond Portfolio, Short-Intermediate Municipal Portfolio, Missouri Tax-Exempt Bond Portfolio, National Municipal Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Equity Portfolio, Growth Equity Portfolio, Small Cap Equity Portfolio, Small Cap Equity Index Portfolio and International Equity Portfolio, including the schedules of portfolio investments, as of November 30, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of Mercantile Mutual Funds, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1999, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising the Mercantile Mutual Funds, Inc. at November 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
January 21, 2000

                                                              INVESTMENT ADVISER
                                                Mississippi Valley Advisors Inc.
                                                           One Mercantile Center
                                                    Seventh & Washington Streets
                                                       St. Louis, Missouri 63101

                                                                     DISTRIBUTOR
                                                             BISYS Fund Services
                                                               3435 Stelzer Road
                                                       Columbus, Ohio 43219-3035


                                                                        AUDITORS
                                                                        KPMG LLP
                                                            Two Nationwide Plaza
                                                            Columbus, Ohio 43215

                                                                   LEGAL COUNSEL
                                                      Drinker Biddle & Reath LLP
                                                                One Logan Square
                                                           18th & Cherry Streets
                                           Philadelphia, Pennsylvania 19103-6996


                                                                  TRANSFER AGENT
                                                  BISYS Fund Services Ohio, Inc.
                                                               3435 Stelzer Road
                                                       Columbus, Ohio 43219-3035

This report is submitted for the general information of the shareholders of the Mercantile Mutual Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by effective prospectuses for the Funds, which contain information concerning the Funds' investment policies and expenses as well as other pertinent information.

                                                                            1/00

MERCANTILE